As filed with the Securities and Exchange Commission on December 3, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I
(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520
(Address of principal executive offices) (Zip code)

Starr E. Frohlich

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520
(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2014

Date of reporting period: April 1, 2013 through September 30, 2013

Item 1. Reports to Stockholders.

GuideMarkSM Funds

GuidePathSM Funds

Investment Advisor

AssetMark, Inc.
(formerly, Genworth Financial Wealth Management, Inc.)

Semi-Annual Report

September 30, 2013

GUIDEMARKSM LARGE CAP GROWTH FUND
GUIDEMARKSM LARGE CAP VALUE FUND
GUIDEMARKSM SMALL/MID CAP CORE FUND
GUIDEMARKSM WORLD EX-US FUND
GUIDEMARKSM OPPORTUNISTIC EQUITY FUND
GUIDEMARKSM GLOBAL REAL RETURN FUND
GUIDEMARKSM CORE FIXED INCOME FUND
GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND
GUIDEMARKSM OPPORTUNISTIC FIXED INCOME FUND
GUIDEPATHSM STRATEGIC ASSET ALLOCATION FUND
GUIDEPATHSM TACTICAL CONSTRAINEDSM ASSET ALLOCATION FUND
GUIDEPATHSM TACTICAL UNCONSTRAINEDSM ASSET ALLOCATION FUND
GUIDEPATHSM ABSOLUTE RETURN ASSET ALLOCATION FUND
GUIDEPATHSM MULTI-ASSET INCOME ASSET ALLOCATION FUND
GUIDEPATHSM FIXED INCOME ALLOCATION FUND
GUIDEPATHSM ALTEGRIS® DIVERSIFIED ALTERNATIVES ALLOCATION FUND

November 26, 2013

Dear Shareholder:

Enclosed is the Semi-Annual Report for the GuideMarkSM and GuidePathSM Funds covering the period April 1, 2013 through September 30, 2013.

Market Review

The markets took an interesting turn over the past six months. Much attention was paid to Federal Reserve Chairman Ben Bernanke’s comments in the second quarter regarding a potential change in quantitative easing policy, which would reduce stimulus through a tapering of bond purchases. Bernanke indicated that monthly bond purchases would first be reduced and then would end around the middle of 2014. Despite the fact that Bernanke’s comments implied that economic conditions were improved sufficiently to sustain growth, the market reacted strongly. The 10-year Treasury yield rose from 1.87% to 2.52% following his announcement, and was at 2.64% at the end of September.1

These Federal Reserve announcements led to a sharp downturn, specifically in fixed income markets in May and June, resulting in negative returns across multiple fixed income sectors for the six months ended September 30. The broad US fixed income markets, as represented by the Barclays US Aggregate Bond Index, returned -1.76%.2 Bonds with shorter maturities generally were impacted less by the rise in rates than were longer-term bonds. More broadly, the high yield bond sector, as represented by the Barclays US Corporate High Yield Index that returned 0.81%, was among the leading sectors during the six-month period, supported by improving economic fundamentals and its equity market sensitivity. Treasury inflation-protected securities (“TIPS”) were significantly impacted during the second quarter, and were one of the worst performing sectors due to their sensitivity to interest rate shifts as a result of their longer maturities. For the six months ended September 30, the Barclays US TIPS Index was down -6.4%.

International fixed income markets also suffered in the second quarter, but experienced a reversal during the third quarter. Over the full six months, the global fixed income markets, as represented by Barclays Multiverse Index, returned 0.02%. International bonds benefited from currency effects as the US dollar declined relative to other major foreign currencies. Emerging market bonds rebounded from declines earlier in the year, with Federal Reserve tightening becoming less of an immediate concern. The European fixed income markets performed strongest in the third quarter, based on improving economic conditions.

The municipal bond market trailed the taxable fixed income market by almost 140 basis points, with the Barclays Municipal Bond Index returning -3.15% for the six months ended September 30. In addition to being impacted by the higher interest rates, municipal bonds were adversely impacted by negative headlines, including those related to Detroit’s bankruptcy filing.

The global equity markets produced strong positive returns for the six-month period, all a result of strength seen in the third quarter. The MSCI All Country World Index (ACWI) was up 7.77% for the full period with a return of 8.02% for the third quarter. Despite a mild sell-off in August, stronger economic news, postponement of the Federal Reserve tapering and avoidance of immediate conflict in Syria drove the global equity markets higher as the third quarter closed.

Although US equity markets outperformed the international markets for the full six-month period, there were distinct performance differences between the two quarters. During the second quarter, the US equity markets took a leadership position with a positive return of 2.91%, as represented by the S&P 500® Index. International developed markets, as represented by the MSCI EAFE index. were down -0.73% for the second quarter. Over the same period, emerging markets, as represented by the MSCI Emerging Markets Index, were down -7.95%. During June, the World Bank cut its 2013 global economic growth forecast from 2.4% to 2.2%, below last year’s 2.3% growth rate, noting that Euro region growth is expected to contract 0.6% during 2013.3 At the same time, earnings forecasts for many emerging market stocks were reduced. China continued to be faced with uncertain growth prospects as its central bank undertook efforts to reduce rapid credit growth.

The third quarter saw a complete reversal, with the international developed markets providing the better returns, up 11.61% compared to emerging markets at 5.9% and US equities at 5.24%. In addition to strength seen in currencies, an improving outlook in Europe and supportive central banks helped drive the gains in international developed markets. Emerging markets were lifted by stronger performance in China, on more positive economic reports and stabilizing growth. However, emerging markets also experienced headwinds from Brazil and India due to uncertain growth prospects, including adverse effects from a potential pullback in Federal Reserve stimulus. Additionally, policy uncertainty in the US weighed on the minds of investors as a looming government shutdown at the end of September and debt ceiling woes took center stage.

Real estate lagged broader equity indices as the domestic FTSE NAREIT All Equity REITs Index returned -4.68% over the six month period. The international REIT market, although still negative, fared a little better, being lifted by currency shifts in the third quarter, as the Dow Jones Global ex US Select REIT Index was down -2.34% for the six-month period. Despite an improving economy, REITs continued to display some sensitivity to the rise in bond yields.

Commodities returns, while turning positive during the third quarter, were negative for the six-month period, with the Dow Jones UBS Commodity Index returning -7.52%. Commodities were impacted by increased supplies in agricultural commodities and the decline in the price of gold, which was down 23% during the second quarter. Global natural resources saw a strong rebound during the third quarter in response to growing industrial infrastructure demand, but were still negative for the six months at -1.41%, as represented by the S&P Global Natural Resources Index.

GuideMark and GuidePath Fund Review

As the focus of the markets continued to turn more toward rewarding fundamentals, GuideMark Fund performance saw mixed results. The US equity funds, including the Opportunistic Equity Fund, either outperformed or were in line with their benchmarks. The World ex-US Equity Fund trailed its benchmark for the period. In all cases, security selection across a broad range of sectors was the main driver of returns over the period for the US equity funds, and exposure to India acted as a drag on the World ex-US Fund. The GuideMark fixed income funds underperformed their benchmarks for the period, mainly as a result of favoring credit and longer-dated maturities. Currency exposures within the Opportunistic Fixed Income Fund also weighed on returns, having previously been a driver of positive results. The GuideMark Real Return Fund outperformed the Barclays TIPS Index through its more diversified exposure to commodities, global natural resources and REITs.

The GuidePath Funds faced some headwinds over the six-month period and trailed their respective benchmarks. Underweight exposure to equities during the period hurt returns for the Strategic, Tactical ConstrainedSM, Tactical UnconstrainedSM and Multi-Asset Income Funds. A more globally based emphasis also weighed on the Strategic and Multi-Asset Income Funds. The Absolute Return, Fixed Income and Diversified Alternatives Funds struggled with the fall in the fixed income markets, specifically within credit and currencies.

Looking Ahead

Looking ahead, we believe that the outlook for equities is mixed, depending on the valuation measure and region. In the US, the cyclically-adjusted Shiller P/E ratio at 23.6 suggests that US stocks are overvalued relative to their longer-term average of 19.0.4 However, when compared to the fixed income market, many investors consider stocks to appear more attractive. The forward earnings yield (the inverse of the price-to-earnings ratio) of the S&P 500® Index at 7.2% is currently above the 5.4% yield on Baa-rated corporate bonds.5

The recent volatility across financial markets and the rise in bond yields has further heightened investor concern over fixed income portfolio allocations. This is a good time to revisit the purpose of each part of a diversified portfolio that is designed to help investors avoid taking on unintended risks. Specifically, fixed income is typically used to help provide diversification from equities, especially in times of flight to quality; to provide income; and to help reduce overall portfolio volatility. While no one knows what tomorrow will bring, it may be useful to also consider further diversification with additional asset classes and investment strategies that can complement allocations to traditional bonds.

2

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the Funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen
President

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission.

Index Definitions

The Barclays US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

The Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market. The index represents the union of the Barclays Global Aggregate Bond Index and the Barclays Global High-Yield Index and captures investment grade and high yield securities in all eligible currencies.

The Barclays US TIPS Index includes all publicly issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Dow Jones Global ex-US Select REITSM Index measures the performance of publicly traded REITs and REIT-like securities globally with the exception of the US. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

The Dow Jones UBS Commodity Index is composed of futures contracts of physical commodities traded on US exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). Weighting restrictions on individual commodities and commodity groups promote diversification.

The FTSE NAREIT All Equity REITs Index includes US publicly traded REITs. Equity REITs include those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an equity REIT if 75% or more of its gross invested book assets are invested in real property.

The MSCI All Country World Index (ACWI) measures the equity market performance of developed and emerging markets.

The MSCI EAFE (Europe, Australasia, Far East) Index measures the equity market performance of countries considered to represent developed markets, excluding the US and Canada.

The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

The S&P 500® Index focuses on the large cap segment of the US equity market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

3

The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining.

[1]	Source: Federal Reserve.

[2]	All index returns are sourced from Morningstar.

[3]	Source: World Bank.

[4]	Source: Standard & Poor’s, Factset, Robert Shiller Data. The Shiller P/E ratio is calculated using the price of the broad US equity market divided by the average earnings over the past 10 years, adjusted for inflation.

[5]	J.P. Morgan Asset Management.

FX2013-1118-0392/E

4

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® GROWTH INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Large Cap Growth Fund
Service Shares	16.31%	9.49%	5.20%	2.32%
Institutional Shares	17.09%	N/A	N/A	8.13%
Russell 1000® Growth Index	19.27%	12.07%	7.82%	4.27	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Growth Index is from the inception date of the Service Shares. The Russell 1000® Growth Index return from the inception date of the Institutional Shares is 11.62%.
5

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 10.25%, underperforming the Russell 1000 Growth Index at 10.34%.
•	The Fund trailed the benchmark for the period due to security selection. Despite positive results from security selection within the industrials, financials and technology sectors, security selection within the health care, materials and energy sectors was a larger detractor to performance.
•	Exposure to large capitalization companies trading at higher valuation discounts was a headwind as investors favored smaller capitalization companies with greater momentum.
•	Security selection within the health care sector was the largest drag on returns. Eli Lilly declined in price after a drug designed to treat breast cancer failed its trial, and Merck fell as a result of its weaker drug pipeline and concerns over future growth.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Cisco Systems, Inc.	4.32
2	Microsoft Corp.	4.18
3	Google, Inc.	3.01
4	Amgen, Inc.	2.43
5	Boeing Co.	2.23
6	NetApp, Inc.	2.18
7	Lowe’s Companies, Inc.	2.13
8	Oracle Corp.	2.09
9	Apple, Inc.	1.97
10	Home Depot, Inc.	1.93

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

6

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® VALUE INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Large Cap Value Fund
Service Shares	27.13%	7.37%	5.20%	3.51%
Institutional Shares	27.90%	N/A	N/A	11.77%
Russell 1000® Value Index	22.30%	8.86%	7.99%	5.75	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Value Index is from the inception date of the Service Shares. The Russell 1000® Value Index return from the inception date of the Institutional Shares is 11.45%.

7

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 13.13%, outperforming the Russell 1000 Value Index at 7.27%.
•	The Fund outperformed the benchmark for the period due primarily to security selection across a broad set of economic sectors combined with relative sector positioning.
•	Security selection within the financials was a large driver of performance over the period. Consumer related financials, such as Capital One, benefited returns as US consumers continued to deleverage their balance sheet. Additionally, exposure to interest rate sensitive financials, like banks, also benefited returns as higher rates translated into better margins.
•	Security selection led to an underweight exposure to defensive sectors with lower growth potential, such as utilities which benefited returns as investors moved away from more defensive and high dividend stocks.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Capital One Financial Corp.	2.83
2	Citigroup, Inc.	2.37
3	SLM Corp.	2.28
4	JPMorgan Chase & Co.	2.07
5	Bank of America Corp.	2.01
6	Pentair Ltd.	1.99
7	Wells Fargo & Co.	1.95
8	Delphi Automotive Plc	1.80
9	American International Group, Inc.	1.79
10	Medtronic, Inc.	1.78

8

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – Measures the performance of the small- to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Small/Mid Cap Core Fund
Service Shares	31.81%	12.52%	8.05%	7.04%
Institutional Shares	32.63%	N/A	N/A	11.04%
Russell 2500TM Index	29.79%	12.68%	10.38%	8.55	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Service Shares. The Russell 2500TM Index return from the inception date of the Institutional Shares is 11.21%.

9

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 12.94%, outperforming the Russell 2500 Index at 11.55%.
•	The Fund outperformed the benchmark due primarily to positive security selection across a wide range of economic sectors. Underweight exposure to REITs within the financial sector also contributed to the outperformance.
•	Security selection in the financials sector was a contributor to performance over the period. Nationstar Mortgage Holdings benefited from increased refinancing activity in addition to a rise in new loan applications, while FXCM rallied as a result of greater foreign exchange activity.
•	Security selection in the consumer staples sector benefited relative performance. Nu Skin, a manufacturer of dietary supplements and personal care products, rallied over the period after rumors that it was running an alleged pyramid scheme dissipated.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Raymond James Financial, Inc.	1.79
2	Reinsurance Group of America	1.71
3	FirstMerit Corp.	1.66
4	StanCorp Financial Group, Inc.	1.49
5	Axis Capital Holdings Ltd.	1.47
6	Innospec, Inc.	1.44
7	Nationstar Mortgage Holdings, Inc.	1.42
8	Total System Services, Inc.	1.34
9	Genesee & Wyoming, Inc.	1.34
10	East West Bancorp, Inc.	1.28

10

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI ALL COUNTRY WORLD EX-US INDEX – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of country indices comprised of developed and emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM World ex-US Fund
Service Shares	15.30%	0.58%	4.32%	2.61%
Institutional Shares	15.86%	N/A	N/A	0.31%
MSCI All Country World ex-US Index	16.98%	6.74%	9.24%	7.09	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the MSCI All Country World ex-US Index is from the inception date of the Service Shares. The MSCI All Country World ex-US Index return from the inception date of the Institutional Shares is 1.42%.

11

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 6.09%, underperforming the MSCI All Country World ex-US Index at 6.97%.
•	The Fund trailed the benchmark for the period due primarily to its exposure to emerging markets securities. Holding the India Equity ETF detracted from performance as the Indian equity market fell due to fears of a potential flight of foreign capital.
•	An underweight to Spanish banks, including Banco Santander, dampened performance over the period as lower quality European securities gained momentum after the European Central Bank confirmed its willingness to be a source of liquidity for the European financial system.
•	Exposure to gold mining companies was a detractor for most of the period, as mining and industrial metal stocks traded lower due to concerns of rising production costs and lower profit margins. Although mining stocks did rebound in September, it was not enough to offset the losses generated in the earlier months of the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Roche Holding AG	1.17
2	UBS AG	1.13
3	Nestle SA	1.11
4	Vodaphone Group Plc	1.10
5	Toyota Motor Corp.	1.10
6	Sanofi-Aventis SA	1.06
7	PowerShares India Portfolio	1.06
8	Total SA	1.02
9	Australia & New Zealand Banking Group Ltd.	0.97
10	Anheuser-Busch InBev NV	0.95

12

GuideMarkSM Opportunistic Equity Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – Measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuideMarkSM Opportunistic Equity Fund
Service Shares	28.14%	9.71%
Institutional Shares	28.93%	9.70%
Russell 3000® Index	21.60%	12.23	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 3000® Index is from the inception date of the Service Shares. The Russell 3000® Index return from the inception date of the Institutional Shares is 11.52%.

13

GuideMarkSM Opportunistic Equity Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 11.62%, outperforming the Russell 3000 Index at 9.20%.
•	The Fund outperformed the benchmark for the period due primarily to security selection combined with relative sector positioning. Exposure to small and mid capitalization companies benefited returns.
•	Security selection, particularly within the health care and financials sectors, was a significant contributor to performance. In the health care sector, the Fund benefited from owning Boston Scientific, which beat consensus earnings estimates and raised its full-year earnings outlook.
•	Exposure to large insurance companies and banks contributed to returns. Bank and insurance stocks generally appreciated in price as their profit margins benefited from a rising rate environment.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	2.84
2	United Technologies Corp.	2.42
3	Microsoft Corp.	2.09
4	Boston Scientific Corp.	2.08
5	American International Group, Inc.	1.82
6	Occidental Petroleum Corp.	1.81
7	Cimarex Energy Co.	1.76
8	Southwest Airlines Co.	1.74
9	Baxter International, Inc.	1.70
10	PepsiCo., Inc.	1.66

14

GuideMarkSM Global Real Return Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund's Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS US TIPS INDEX – Includes all publicly-issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

GLOBAL REAL RETURN BLENDED INDEX – A weighted combination of 20% of the total return from the Dow Jones-UBS Commodities Index, 35% of the total return from the S&P Natural Resources North American Index, 20% of the total return from the Dow Jones Global Select RESI Index and 25% of the total return from the Barclays Global Inflation Linked Bond Index. Returns are weighted on a 20/35/20/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuideMarkSM Global Real Return Fund
Service Shares	-4.05%	-3.31%
Institutional Shares	-3.52%	-4.07%
Barclays US TIPS Index	-6.10%	4.11	%(2)
Global Real Return Blended Index	1.38%	-0.07	%(3)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays US TIPS Index is from the inception date of the Service Shares. The Barclays US TIPS Index return from the inception date of the Institutional Shares is 3.33%.

(3)	The return shown for the Global Real Return Blended Index is from the inception date of the Service Shares. The Global Real Return Blended Index return from the inception date of the Institutional Shares is -1.29%.

15

GuideMarkSM Global Real Return Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -4.14%, outperforming the Barclays US TIPS Index at -6.40% and underperforming the Global Real Return Blended Index at -1.17%.
•	The Fund outperformed the Barclays US TIPS benchmark as a result of its underweight allocation to TIPS, but underperformed the Global Real Return Blended Index as a result of a tactical overweight allocation to global natural resources and exposure to gold mining stocks.
•	Given the low inflation environment, TIPS were amongst the worst performing sectors and exposures away from the sector generated returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P Global Natural Resources ETF	27.67
2	PowerShares DB Commodity Index Tracking Fund	16.16
3	SPDR Barclays Capital TIPS ETF	14.76
4	SPDR Dow Jones International Real Estate ETF	10.61
5	SPDR DB International Government Inflation-Protected Bond ETF	9.83
6	SPD Dow Jones REIT ETF	8.87
7	SPDR S&P Metals and Mining ETF	3.49
8	Power Shares Global Agriculture Portfolio	3.01
9	SPDR S&P International Energy Sector ETF	2.09
10	Energy Select Sector SPDR Fund	1.99

16

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS US AGGREGATE BOND INDEX – A broad-based benchmark that measures the investment-grade, US dollar-denominated fixed-rate taxable bond market, including US Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Core Fixed Income Fund
Service Shares	-2.81%	5.59%	3.85%	4.46%
Institutional Shares	-2.31%	N/A	N/A	2.96%
Barclays US Aggregate Bond Index	-1.68%	5.41%	4.59%	5.27	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays US Aggregate Bond Index is from the inception date of the Service Shares. The Barclays US Aggregate Bond Index return from the inception date of the Institutional Shares is 3.40%.

17

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -2.57%, underperforming the Barclays US Aggregate Bond Index at -1.77%.
•	The Fund underperformed the benchmark for the period as a result of its exposure to investment grade bonds and exposure to long-term U.S. Treasury bonds.
•	Security selection of corporate bonds added to overall returns, but these returns were offset by the overweight allocation to the sector.
•	Duration exposure was largely neutral for the period but owning longer maturity U.S. Treasury bonds dampened performance.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Note, 2.000%, 02/15/2022	2.98
2	Federal National Mortgage Association, Pool #AT3202, 3.500%, 05/01/2042	2.67
3	U.S. Treasury Note, 2.000%, 11/15/2021	1.78
4	U.S. Treasury Bond, 3.125%, 11/15/2041	1.76
5	U.S. Treasury Note, 0.875%, 01/31/2017	1.49
6	Federal Home Loan Mortgage Corp., Pool #J2-5769, 3.500%, 09/01/2028	1.21
7	U.S. Treasury Note, 2.000%, 04/30/2016	1.18
8	U.S. Treasury Note, 1.500%, 08/31/2018	1.16
9	U.S. Treasury Note, 0.625%, 07/15/2016	1.14
10	Federal National Mortgage Association, Pool #MA1510, 4.000%, 07/01/2043	1.04

18

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MUNICIPAL BOND INDEX – The Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Tax-Exempt Fixed Income Fund	-3.85%	4.82%	2.79%	3.42%
Barclays Municipal Bond Index	-2.21%	5.98%	4.40%	4.86%

(1)	Inception date is 6/29/01.

19

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -4.60%, underperforming the Barclays Municipal Bond Index at -3.15%.
•	The Fund trailed the benchmark for the period as a result of increased exposure to BBB rated bonds. Yield curve positioning was also a detractor to performance as the Fund had a modest bias to the intermediate and longest maturities of the curve.
•	Although exposure to BBB rated bonds benefited performance in prior periods, the bias to BBB detracted from performance this period as investors worried that financial issues in Detroit and Puerto Rico were not isolated events and municipal defaults could increase further.
•	A bias to the intermediate and longest maturities of the yield curve negatively impacted relative returns as yields rose on the longer end of the curve following Fed Chairman Ben Bernanke’s comments on tapering quantitative easing.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	California, GO, 6.500%, 04/01/2033	1.94
2	Henry County Public Service Authority Water & Sewer, Refunding, Revenue Bond, FSA Insured, 5.500%, 11/15/2019	1.87
3	Wisconsin, Series A, Refunding, Revenue Bond, 6.000%, 05/01/2033	1.81
4	Boise-Kuna District, Revenue Bond, 7.375%, 06/01/2034	1.78
5	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	1.77
6	Allegheny County Hospital Development Authority, Series A, Revenue Bond, 5.000%, 09/01/2014	1.71
7	New York, GO, 5.375%, 04/01/2036	1.62
8	Louisiana Citizens Property, Revenue Bond, 6.750%, 06/01/2026	1.49
9	Massachusetts Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.500%, 11/15/2036	1.43
10	North Texas Tollway Authority, Series E, Refunding, Revenue Bond, 5.750%, 01/01/2038	1.39

20

GuideMarkSM Opportunistic Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MULTIVERSE INDEX – The Barclays Multiverse Index is a broad-based index that provides a measure of the global fixed income market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuideMarkSM Opportunistic Fixed Income Fund
Service Shares	1.60%	2.66%
Institutional Shares	2.09%	2.97%
Barclays Multiverse Index	-2.22%	2.94	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays Multiverse Index is from the inception date of the Service Shares. The Barclays Multiverse Index return from the inception date of the Institutional Shares is 1.58%.

21

GuideMarkSM Opportunistic Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -3.15%, underperforming the Barclays Multiverse Index at 0.02%.
•	The Fund underperformed the benchmark for the period largely due to macroeconomic factors. Fed Chairman Bernanke’s comments on tapering quantitative easing in late May caused rates to rise and the bond market to sell off. Fears of a hard landing in China and uncertainty in the developed markets weighed heavily on the emerging market region.
•	Exposure to a basket of emerging market currencies including Asia ex-Japan and Latin America detracted from returns as these currencies weakened against the U.S. dollar. The Fund’s Exposure to peripheral European currencies including the Polish zloty was also a detractor as the Euro strengthened against these currencies.
•	The Fund’s exposure to corporate credit and dividend securities dampened returns and more than offset the positive impact from maintaining a shorter duration relative to the benchmark.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Korea Treasury Bond, 3.000%, 12/10/2013	3.88
2	Petroleos De Venezuela SA, 4.900%, 10/28/2014	1.86
3	Malaysia Government Bond, 5.094%, 04/30/2014	1.63
4	Ireland Government Bond, 5.000%, 10/18/2020	1.38
5	Hungary Government Bond, 6.750%, 02/24/2017	1.29
6	Mexican Bonos, 6.000%, 06/18/2015	1.21
7	Hungary Government International Bond, 6.375%, 03/29/2021	1.20
8	Federal National Mortgage Association, Series #1237, 3.000%, 11/01/2032	1.18
9	Poland Government Bond, 2.710%, 01/25/2021	1.17
10	Federal National Mortgage Association, Series #1200, 3.000%, 10/01/2032	1.16

22

GuidePathSM Strategic Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. It is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

MSCI ALL COUNTRY WORLD INDEX – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuidePathSM Strategic Asset Allocation Fund
Service Shares	16.42%	4.60%
Institutional Shares	17.08%	14.42%
S&P 500® Index	19.34%	11.48	%(2)
MSCI All Country World Index	18.37%	5.88	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 16.98%.

(3)	The return shown for the MSCI All Country World Index is annualized from the inception date of the Service Shares. The MSCI All Country World Index cumulative return from the inception date of the Institutional Shares is 16.61%.

23

GuidePathSM Strategic Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 6.63%, underperforming the S&P 500 Index at 8.31% and the MSCI All Country World Index at 7.77%.
•	Exposure to emerging market equities was the key driver of the lagging returns as these securities experienced negative returns for the period resulting from fears of international economic contraction and uncertain Chinese growth expectations.
•	Decreasing exposure to U.S. equities over the period, while increasing exposure to international markets tempered returns.
•	Exposure to actively managed large cap value funds, small- and mid-cap core funds, and opportunistic equity funds proved beneficial.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM World ex-US Fund – Institutional Shares	18.63
2	Vanguard FTSE All-World ex-US Index Fund	18.49
3	SPDR S&P 500 ETF Trust	14.03
4	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	8.22
5	GuideMarkSM Large Cap Value Fund – Institutional Shares	7.85
6	GuideMarkSM Large Cap Growth Fund – Institutional Shares	6.75
7	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	5.20
8	GuideMarkSM Global Real Return Fund – Institutional Shares	4.56
9	SPDR S&P 600 Small Cap Growth ETF	2.99
10	iShares MSCI Canada Index Fund	2.29

24

GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – Focuses on the large-cap segment of the US equities market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

TACTICAL CONSTRAINED BLENDED INDEX – A weighted combination of 75% of the total return from the MSCI All Country World Index with 25% of the total return from the Barclays US Aggregate Bond Index. Returns are weighted on a 75/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuidePathSM Tactical Constrained Asset Allocation Fund
Service Shares	11.26%	4.32%
Institutional Shares	12.02%	10.17%
S&P 500® Index	19.34%	11.48	%(2)
Tactical ConstrainedSM Blended Index	13.10%	5.50	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 16.98%.

(3)	The return shown for the Tactical Constrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Constrained Blended Index cumulative return from the inception date of the Institutional Shares is 11.99%.

25

GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 3.83%, underperforming the S&P 500 Index at 8.31% and the Tactical Constrained Blended Index at 5.35%.
•	Although equity exposure increased over the period, it remained an underweight position and was a large driver of the lagging returns, along with the fixed income exposure. The bond market turned negative across most sectors as yields rose as a result of the potential tapering of Federal Reserve stimulus.
•	Exposure to emerging markets, both equities and fixed income, hurt performance as these securities experienced negative returns for the period resulting from fears of international economic contraction and uncertain Chinese growth expectations.
•	Exposure to actively managed large cap value funds, small- and mid-cap core funds, and opportunistic equity funds proved beneficial.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM World ex-US Fund – Institutional Shares	17.04
2	SPDR S&P 500 ETF Trust	15.59
3	GuideMarkSM Core Fixed Income Fund – Institutional Shares	11.40
4	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	10.55
5	GuideMarkSM Large Cap Growth Fund – Institutional Shares	7.86
6	GuideMarkSM Large Cap Value Fund – Institutional Shares	7.81
7	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	5.62
8	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	5.45
9	iShares Core MSCI Emerging Markets ETF	3.14
10	Vanguard REIT ETF	2.06
26

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – Focuses on the large-cap segment of the US equities market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

TACTICAL UNCONSTRAINED BLENDED INDEX – A weighted combination of 90% of the total return from the MSCI All Country World Index with 10% of the total return from the Barclays Multiverse Index. Returns are weighted on a 90/10 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
Service Shares	11.16%	3.16%
Institutional Shares	11.69%	10.16%
S&P 500® Index	19.34%	11.48	%(2)
Tactical Unconstrained Blended Index	16.17%	5.53	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 16.98%.

(3)	The return shown for the Tactical Unconstrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Unconstrained Blended Index cumulative return from the inception date of the Institutional Shares is 14.66%.

27

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned 3.02%, underperforming the S&P 500 Index at 8.31% and the Tactical Unconstrained Blended Index at 6.99%.
•	Defensive positioning with underweight exposure to equities and higher cash allocations hindered returns, especially during the market rallies in mid-April, the end of June and the beginning of September.
•	Fixed income exposure was a detractor across the board as most sectors turned negative as yields rose as a result of the potential tapering of Federal Reserve stimulus. The impact was felt globally and across currencies, which negatively impacted the returns of the absolute return strategies used by the Fund.
•	Exposure to actively managed large cap value funds, small- and mid-cap core funds, and opportunitistic equity funds proved beneficial.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P 500 ETF Trust	12.19
2	Virtus Premium AlphaSector Fund – Institutional Shares	11.92
3	iShares MSCI ACWI ex US Fund	7.82
4	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	7.73
5	GuideMarkSM Large Cap Value Fund – Institutional Shares	6.73
6	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	4.29
7	Vanguard FTSE All-World ex-US Index Fund	4.24
8	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	4.17
9	GuideMarkSM World ex-US Fund – Institutional Shares	3.86
10	GuideMarkSM Large Cap Growth Fund – Institutional Share	3.77

28

GuidePathSM Absolute Return Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – Tracks the performance of US Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuidePathSM Absolute Return Asset Allocation Fund
Service Shares	-0.99%	0.70%
Institutional Shares	-0.27%	-0.07%
Citigroup 3-Month Treasury Bill Index	0.07%	0.06	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index cumulative return from the inception date of the Institutional Shares is 0.07%.

29

GuidePathSM Absolute Return Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -1.97%, underperforming the Citigroup 3-month Treasury Bill Index at 0.03%.
•	Fixed income exposure hindered performance as the bond market turned negative across most sectors as yields rose on the potential pullback in Federal Reserve stimulus.
•	Emerging market currency exposures were a large detractor due to economic growth concerns and monetary tightening implications. A small exposure to emerging market bonds dampened returns due to regional positioning.
•	A small but increasing exposure to domestic and international equities was beneficial as those markets saw positive gains.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Pioneer Strategic Income Fund – Class Y	10.89
2	DoubleLine Total Return Bond Fund – Institutional Shares	6.81
3	GuideMarkSM Core Fixed Income Fund – Institutional Shares	5.95
4	iShares Barclays Credit Bond Fund	5.64
5	iShares Barclays MBS Bond Fund	5.24
6	iShares Floating Rate Note Fund	4.63
7	iShares Barclays 7-10 Year Treasury Bond Fund	4.10
8	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	3.76
9	JPMorgan Multi-Sector Income Fund – Select Shares	3.73
10	SPDR Barclays Short Term Corporate Bond ETF	2.83

30

GuidePathSM Multi-Asset Income Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD HIGH DIVIDEND YIELD INDEX – An index that is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 24 developed market countries. The Index is designed to reflect the performance of equities (excluding REITs) with higher than average dividend yields that are both sustainable and persistent.

MULTI-ASSET INCOME BLENDED INDEX – A weighted combination of 60% of the total return from the MSCI World High Dividend Yield Index with 40% of the total return from the Barclays US Aggregate Bond Index. Returns are weighted on a 60/40 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

CUMULATIVE TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuidePathSM Multi-Asset Income Asset
Allocation Fund	5.98%	6.88%
MSCI World High Dividend Yield Index	17.94%	19.12%
Multi-Asset Income Blended Index	9.79%	10.56%

(1)	Inception date is 8/31/12.

31

GuidePathSM Multi-Asset Income Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -0.08%, underperforming the MSCI World High Dividend Yield Index at 6.24% and the Multi-Asset Income Blended Index at 3.03%.
•	Overweight exposure to fixed income, combined with a large concentration to emerging markets within fixed income, detracted from returns. Yields rose as a result of the potential tapering of Federal Reserve stimulus and the impact was felt globally within the fixed income and currency markets.
•	A decrease in equity exposure due to concerns about market volatility, in addition to the bias towards international and emerging markets within the dividend equities, dragged on returns.
•	Exposure to domestic REITs detracted from performance as REITs experienced negative returns from sensitivity to the rise in bond yields.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares iBoxx $ High Yield Corporate Bond Fund	9.48
2	WisdomTree Equity Income Fund	9.46
3	Forward Select Income Fund – Institutional Shares	7.98
4	iShares JPMorgan USD Emerging Markets Bond Fund	6.75
5	PowerShares International Dividend Achievers Portfolio	5.69
6	JPMorgan Income Builder Fund – Select Share	4.97
7	JPMorgan High Yield Fund – Select Shares	4.71
8	iShares International Select Dividend ETF	4.55
9	Henderson Global Equity Income Fund – Institutional Shares	4.09
10	Forward EM Corporate Debt Fund – Institutional Shares	4.06

32

GuidePathSM Fixed Income Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS US AGGREGATE BOND INDEX – A broad-based benchmark that measures the investment-grade, US dollar-denominated fixed-rate taxable bond market, including US Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

CUMULATIVE TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuidePathSM Fixed Income Allocation Fund
Service Shares	-2.62%	-2.07%
Institutional Shares	-2.10%	-1.64%
Barclays US Aggregate Bond Index	-1.68%	-1.43	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the Barclays US Aggregate Bond Index is from the inception date of the Service Shares. The Barclays US Aggregate Bond Index return from the inception date of the Institutional Shares is -1.11%.

33

GuidePathSM Fixed Income Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -2.81%, underperforming the Barclays US Aggregate Bond Index at -1.77%.
•	The bond market turned negative across most sectors as yields rose as a result of the potential tapering in Federal Reserve stimulus. The Fund’s exposure to TIPS, emerging markets bonds, credit and longer dated treasuries dragged on returns.
•	Exposure to short-term treasuries and high yield bonds benefited performance due to their greater resilience to the bond market sell-off.
•	Actively managed core fixed income and opportunistic fixed income funds saw weaker performance as corporate credit and emerging market currency exposures weighed on returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM Core Fixed Income Fund – Institutional Shares	24.03
2	Vanguard Total Bond Market Index Fund	23.88
3	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	10.49
4	iShares Barclays 7-10 Year Treasury Bond Fund	6.50
5	iShares Barclays Credit Bond Fund	4.35
6	Powershares Senior Loan Portfolio	4.28
7	Vanguard Mortgage-Backed Securities ETF	4.25
8	iShares Barclays 1-3 Year Treasury Bond Fund	3.64
9	SPDR Barclays High Yield Bond ETF	2.76
10	SPDR Barclays TIPS ETF	2.73

34

GuidePathSM Altegris® Diversified Alternatives Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

HFRI FUND OF FUNDS COMPOSITE INDEX – The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

CITIGROUP 3-MONTH TREASURY BILL INDEX – Tracks the performance of US Treasury Bills with a remaining maturity of three months.

CUMULATIVE TOTAL RETURN (for periods ended September 30)

	One Year	Since Inception(1)
GuidePathSM Altegris® Diversifed Alternatives Allocation Fund
Service Shares	-0.54%	-0.50%
Institutional Shares	-0.10%	-0.76%
HFRI Fund of Funds Composite Index	6.96%	7.27	%(2)
Citigroup 3-Month Treasury Bill Index	0.07%	0.07	%(3)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)	Reflects index performance since the date closest to the Class’ inception for which data is available. The HFRI Fund of Funds Composite Index is calculated from August 31, 2012, the inception date of the Service Shares.

(3)	The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index cumulative return from the inception date of the Institutional Shares is 0.07%.

35

GuidePathSM Altegris® Diversified Alternatives Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2013, the Fund returned -0.80%, underperforming the HFRI Fund of Funds Composite Index at 2.17% and the Citigroup 3-Month Treasury Bill Index at 0.03%.
•	The biggest detractor to performance was foreign currency trading within both fundamental and trend based positions, specifically on the shifts between the Euro and U.S. dollar.
•	The steepening yield curve in the U.S. caused losses for both fundamental and trend-based positions in fixed income, hindering performance.
•	Fundamental equity exposure contributed positively to performance within the consumer staples, telecommunications, and financial sectors driving broadly diversified gains. Short positions in precious metals were a positive contributor as those markets trended lower due to increasingly negative investor sentiment.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Altegris® Equity Long Short Fund – Institutional Shares	43.15
2	Altegris® Macro Strategy Fund – Institutional Shares	18.64
3	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	12.68
4	Altegris® Futures Evolution Strategy Fund – Institutional Shares	8.34
5	Altegris® Managed Futures Strategy Fund – Institutional Shares	8.24
6	Altegris® Fixed Income Long Short Fund – Institutional Shares	6.99
36

GuideMarkSM Funds & GuidePathSM Funds
EXPENSE EXAMPLE (Unaudited)

September 30, 2013

As a shareholder of the GuideMarkSM & GuidePathSM Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from April 1, 2013 to September 30, 2013.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

37

GuideMarkSM & GuidePathSM Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2013

				Annualized
		Beginning	Ending	Expense Ratio[1]	Expenses Paid
		Account	Account	based on	During Period[2]
		Value	Value	the period	April 1, 2013–
		April 1,	September 30,	April 1, 2013–	September 30,
Fund		2013	2013	September 30, 2013	2013
INSTITUTIONAL SHARES
GuideMarkSM Large Cap	Actual	$1,000.00	$1,106.30	0.93%	$4.91
Growth Fund	Hypothetical[3]	$1,000.00	$1,020.41	0.93%	$4.71
GuideMarkSM Large Cap	Actual	$1,000.00	$1,133.60	0.90%	$4.81
Value Fund	Hypothetical[3]	$1,000.00	$1,020.56	0.90%	$4.56
GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,133.20	1.06%	$5.67
Core Fund	Hypothetical[3]	$1,000.00	$1,019.75	1.06%	$5.37
GuideMarkSM World	Actual	$1,000.00	$1,063.30	1.05%	$5.43
ex-US Fund	Hypothetical[3]	$1,000.00	$1,019.80	1.05%	$5.32
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,119.00	1.03%	$5.47
Equity Fund	Hypothetical[3]	$1,000.00	$1,019.90	1.03%	$5.22
GuideMarkSM Global	Actual	$1,000.00	$960.60	0.88%	$4.33
Real Return Fund	Hypothetical[3]	$1,000.00	$1,020.66	0.88%	$4.46
GuideMarkSM Core	Actual	$1,000.00	$976.40	0.74%	$3.67
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,021.36	0.74%	$3.75
GuideMarkSM Opportunistic	Actual	$1,000.00	$970.30	1.01%	$4.99
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,020.00	1.01%	$5.11
GuidePathSM Strategic	Actual	$1,000.00	$1,069.30	0.41%	$2.13
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.01	0.41%	$2.08
GuidePathSM Tactical ConstrainedSM	Actual	$1,000.00	$1,041.20	0.43%	$2.20
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.91	0.43%	$2.18
GuidePathSM Tactical UnconstrainedSM	Actual	$1,000.00	$1,033.20	0.52%	$2.65
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.46	0.52%	$2.64
GuidePathSM Absolute Return	Actual	$1,000.00	$984.30	0.51%	$2.54
Asset Allocation Fund	Hypothetical	$1,000.00	$1,022.51	0.51%	$2.59
GuidePathSM Fixed Income	Actual	$1,000.00	$974.30	0.43%	$2.13
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.91	0.43%	$2.18
GuidePathSM Altegris® Diversified	Actual	$1,000.00	$994.00	0.21%	$1.05
Alternatives Allocation Fund	Hypothetical[3]	$1,000.00	$1,024.02	0.21%	$1.07
[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
[3]	5% return before expenses.
38

GuideMarkSM & GuidePathSM Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2013

				Annualized
		Beginning	Ending	Expense Ratio[1]	Expenses Paid
		Account	Account	based on	During Period[2]
		Value	Value	the period	April 1, 2013–
		April 1,	September 30,	April 1, 2013–	September 30,
Fund		2013	2013	September 30, 2013	2013
SERVICE SHARES
GuideMarkSM Large Cap	Actual	$1,000.00	$1,102.50	1.50%	$7.91
Growth Fund	Hypothetical[3]	$1,000.00	$1,017.55	1.50%	$7.59
GuideMarkSM Large Cap	Actual	$1,000.00	$1,131.30	1.47%	$7.85
Value Fund	Hypothetical[3]	$1,000.00	$1,017.70	1.47%	$7.44
GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,129.40	1.62%	$8.65
Core Fund	Hypothetical[3]	$1,000.00	$1,016.95	1.62%	$8.19
GuideMarkSM World	Actual	$1,000.00	$1,060.90	1.59%	$8.21
ex-US Fund	Hypothetical[3]	$1,000.00	$1,017.10	1.59%	$8.04
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,116.20	1.62%	$8.59
Equity Fund	Hypothetical[3]	$1,000.00	$1,016.95	1.62%	$8.19
GuideMarkSM Global	Actual	$1,000.00	$958.60	1.44%	$7.07
Real Return Fund	Hypothetical[3]	$1,000.00	$1,017.85	1.44%	$7.28
GuideMarkSM Core	Actual	$1,000.00	$974.30	1.29%	$6.38
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.60	1.29%	$6.53
GuideMarkSM Tax-Exempt	Actual	$1,000.00	$954.00	1.29%	$6.32
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.60	1.29%	$6.53
GuideMarkSM Opportunistic	Actual	$1,000.00	$968.50	1.55%	$7.65
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,017.30	1.55%	$7.84
GuidePathSM Strategic	Actual	$1,000.00	$1,066.30	1.04%	$5.39
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.85	1.04%	$5.27
GuidePathSM Tactical ConstrainedSM	Actual	$1,000.00	$1,038.30	1.06%	$5.42
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.75	1.06%	$5.37
GuidePathSM Tactical UnconstrainedSM	Actual	$1,000.00	$1,030.20	1.16%	$5.90
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.25	1.16%	$5.87
GuidePathSM Absolute Return	Actual	$1,000.00	$980.30	1.17%	$5.81
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.20	1.17%	$5.92
GuidePathSM Multi-Asset Income	Actual	$1,000.00	$999.20	1.26%	$6.31
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,018.75	1.26%	$6.38

39

GuideMarkSM & GuidePathSM Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2013

				Annualized
		Beginning	Ending	Expense Ratio[1]	Expenses Paid
		Account	Account	based on	During Period[2]
		Value	Value	the period	April 1, 2013–
		April 1,	September 30,	April 1, 2013–	September 30,
Fund		2013	2013	September 30, 2013	2013
SERVICE SHARES (Continued)
GuidePathSM Fixed Income	Actual	$1,000.00	$971.90	1.02%	$5.04
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.95	1.02%	$5.16
GuidePathSM Altegris® Diversified	Actual	$1,000.00	$992.00	0.55%	$2.75
Alternatives Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.31	0.55%	$2.79
[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
[3]	5% return before expenses.
40

GuideMarkSM Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of Shares		Value
	COMMON STOCKS - 99.47%
	Aerospace & Defense - 5.49%
34,178	Boeing Co.	$4,015,915
31,172	Honeywell International, Inc.	2,588,523
30,542	United Technologies Corp.	3,293,038
		9,897,476
	Air Freight & Logistics - 0.63%
12,488	United Parcel Service, Inc.	1,141,029
	Automobiles - 0.79%
84,352	Ford Motor Co.	1,423,018
	Beverages - 0.85%
15,464	Anheuser-Busch InBev NV - ADR	1,534,029
	Biotechnology - 6.42%
39,112	Amgen, Inc.	4,378,197
7,770	Biogen Idec, Inc. (a)	1,870,705
18,911	Celgene Corp. (a)	2,910,970
38,173	Gilead Sciences, Inc. (a)	2,398,792
		11,558,664
	Chemicals - 1.00%
17,256	Monsanto Co.	1,801,009
	Commercial Services & Supplies - 0.36%
16,106	The ADT Corp.	654,870
	Communications Equipment - 5.18%
332,409	Cisco Systems, Inc.	7,785,019
38,968	Juniper Networks, Inc. (a)	773,905
11,351	QUALCOMM, Inc.	764,603
		9,323,527
	Computers & Peripherals - 5.66%
7,427	Apple, Inc.	3,540,822
92,085	NetApp, Inc.	3,924,663
11,143	QLogic Corp. (a)	121,904
26,070	SanDisk Corp.	1,551,426
16,700	Western Digital Corp. (b)	1,058,780
		10,197,595
	Consumer Finance - 1.29%
30,866	American Express Co.	2,331,000
	Diversified Financial Services - 2.36%
159,283	Bank of America Corp.	2,198,105
5,013	IntercontinentalExchange, Inc. (a)(b)	909,459
21,986	JPMorgan Chase & Co.	1,136,456
		4,244,020
Number of Shares		Value
	Diversified Telecommunication Services - 0.87%
33,449	Verizon Communications, Inc.	$1,560,730
	Electrical Equipment - 0.14%
2,343	Rockwell Automation, Inc.	250,560
	Energy Equipment & Services - 1.64%
11,506	National-Oilwell Varco, Inc.	898,734
16,658	Oceaneering International, Inc.	1,353,296
15,652	Transocean Ltd. - ADR	696,514
		2,948,544
	Food & Staples Retailing - 3.00%
17,496	Costco Wholesale Corp.	2,014,140
26,843	CVS Caremark Corp.	1,523,340
25,129	Wal-Mart Stores, Inc.	1,858,541
		5,396,021
	Food Products - 0.63%
14,983	Green Mountain Coffee Roasters,
	Inc. (a)(b)	1,128,669
	Health Care Equipment & Supplies - 3.77%
11,080	Becton, Dickinson & Co.	1,108,222
10,591	C.R. Bard, Inc. (b)	1,220,083
47,217	Medtronic, Inc.	2,514,305
23,816	Zimmer Holdings, Inc.	1,956,246
		6,798,856
	Health Care Providers & Services - 2.67%
20,782	Aetna, Inc.	1,330,464
21,963	Express Scripts Holding Co. (a)	1,356,874
16,551	McKesson Corp.	2,123,493
		4,810,831
	Hotels, Restaurants & Leisure - 2.96%
3,076	Chipotle Mexican Grill, Inc. (a)	1,318,681
24,526	Starwood Hotels & Resorts
	Worldwide, Inc.	1,629,753
23,366	Wyndham Worldwide Corp.	1,424,625
6,093	Wynn Resorts Ltd.	962,755
		5,335,814
	Household Durables - 0.20%
22,134	Pulte Homes, Inc.	365,211
	Industrial Conglomerates - 1.97%
23,926	3M Co.	2,857,004
19,801	Tyco International Ltd. - ADR	692,639
		3,549,643

See notes to financial statements.

41

GuideMarkSM Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of Shares		Value
	COMMON STOCKS (Continued)
	Internet & Catalog Retail - 1.54%
3,608	Amazon.com, Inc. (a)	$1,128,005
1,632	Priceline.com, Inc. (a)	1,649,870
		2,777,875
	Internet Software & Services - 8.45%
15,661	Akamai Technologies, Inc. (a)	809,674
30,062	eBay, Inc. (a)	1,677,159
39,905	Facebook, Inc. (a)	2,004,827
6,191	Google, Inc. (a)	5,422,759
45,577	IAC/InterActiveCorp	2,491,695
3,287	LinkedIn Corp. (a)	808,799
60,433	Yahoo, Inc. (a)	2,003,958
		15,218,871
	IT Services - 2.97%
6,333	Alliance Data Systems Corp. (a)(b)	1,339,240
24,178	Paychex, Inc.	982,594
15,875	Visa, Inc.	3,033,712
		5,355,546
	Life Sciences Tools & Services - 0.26%
22,453	Bruker Corp. (a)	463,654
	Machinery - 3.62%
32,120	Danaher Corp.	2,226,558
16,579	Dover Corp.	1,489,292
11,293	Illinois Tool Works, Inc.	861,317
17,877	Parker Hannifin Corp.	1,943,587
		6,520,754
	Media - 5.33%
66,051	Comcast Corp.	2,982,203
30,483	Omnicom Group, Inc. (b)	1,933,841
13,155	Scripps Networks Interactive, Inc.	1,027,537
411,070	Sirius XM Radio, Inc.	1,590,841
61,754	Twenty-First Century Fox, Inc.	2,068,759
		9,603,181
	Metals & Mining - 0.06%
25,310	Allied Nevada Gold Corp. (a)(b)	105,796
	Multiline Retail - 0.88%
27,820	Dollar Tree, Inc. (a)	1,590,191
	Oil & Gas - 0.68%
35,691	Valero Energy Corp.	1,218,848
Number of Shares		Value
	Pharmaceuticals - 2.93%
45,829	Eli Lilly & Co.	$2,306,574
15,256	Johnson & Johnson	1,322,543
34,650	Merck & Co., Inc.	1,649,686
		5,278,803
	Road & Rail - 0.54%
43,880	Hertz Global Holdings, Inc. (a)	972,381
	Semiconductor & Semiconductor
	Equipment - 4.44%
86,914	Altera Corp.	3,229,724
42,971	Broadcom Corp.	1,117,676
42,109	Microchip Technology, Inc. (b)	1,696,571
41,502	Xilinx, Inc.	1,944,784
		7,988,755
	Software - 9.28%
40,043	Check Point Software Technologies
	Ltd. - ADR (a)	2,264,832
11,937	Informatica Corp. (a)	465,185
12,083	Intuit, Inc.	801,224
226,281	Microsoft Corp.	7,537,420
7,601	NetSuite, Inc. (a)	820,452
113,695	Oracle Corp.	3,771,263
17,363	salesforce.com, Inc. (a)(b)	901,313
2,588	Splunk, Inc. (a)	155,384
		16,717,073
	Specialty Retail - 9.30%
10,863	Five Below, Inc. (a)(b)	475,256
45,945	Home Depot, Inc.	3,484,928
80,629	Lowe’s Companies, Inc.	3,838,747
20,669	O’Reilly Automotive, Inc. (a)	2,637,158
16,373	PetSmart, Inc.	1,248,605
5,698	Sherwin Williams Co.	1,038,062
20,795	The Buckle, Inc. (b)	1,123,970
27,002	The Gap, Inc.	1,087,640
32,410	The TJX Companies, Inc.	1,827,600
		16,761,966
	Textiles, Apparel & Luxury Goods - 1.31%
12,444	Lululemon Athletica, Inc. (a)(b)	909,532
20,028	Nike, Inc.	1,454,834
		2,364,366
	Total Common Stocks
	(Cost $132,699,453)	179,189,176

See notes to financial statements.

42

GuideMarkSM Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	SHORT TERM INVESTMENTS - 0.58%
	Money Market Funds - 0.58%
1,049,778	Federated Prime Obligations Fund	$1,049,778
	Total Short Term Investments
	(Cost $1,049,778)	1,049,778
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 6.05%
	Money Market Funds - 6.00%
10,816,255	First American Government
	Obligations Fund	10,816,255
20,508	Reserve Primary Fund (c)	792
	Total Money Market Funds
	(Cost $10,833,947)	10,817,047

Principal
Amount		Value
	Cash - 0.05%
$80,232	Cash	$80,232
	Total Cash (Cost $80,232)	80,232
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $10,914,179)	10,897,279
	Total Investments
	(Cost $144,663,410) - 106.10%	191,136,233
	Liabilities in Excess of
	Other Assets - (6.10)%	(10,986,603)
	TOTAL NET
	ASSETS - 100.00%	$180,149,630

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	As of September 30, 2013, the Fund has fair valued this security and deemed it illiquid. The value of this security was $792, which represents 0.00% of total net assets.

See notes to financial statements.

43

GuideMarkSM Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS - 99.15%
	Aerospace & Defense - 3.79%
25,200	General Dynamics Corp.	$2,205,504
24,600	Honeywell International, Inc.	2,042,784
44,600	Raytheon Co.	3,437,322
		7,685,610
	Auto Components - 1.80%
62,500	Delphi Automotive Plc	3,651,250
	Automobiles - 3.19%
45,000	Daimler AG - ADR (a)	3,514,500
82,300	General Motors Co. (b)	2,960,331
		6,474,831
	Capital Markets - 3.40%
26,400	Ameriprise Financial, Inc.	2,404,512
129,100	E*TRADE Financial Corp. (b)	2,130,150
35,700	State Street Corp.	2,347,275
		6,881,937
	Chemicals - 2.58%
40,400	E.I. du Pont de Nemours & Co.	2,365,824
42,700	Rockwood Holdings, Inc.	2,856,630
		5,222,454
	Commercial Banks - 6.04%
153,600	Fifth Third Bancorp	2,770,944
244,300	First Niagara Financial Group, Inc.	2,533,391
41,200	PNC Financial Services Group, Inc.	2,984,940
95,600	Wells Fargo & Co.	3,950,192
		12,239,467
	Construction & Engineering - 1.11%
68,700	KBR, Inc.	2,242,368
	Construction Materials - 1.66%
138,900	CRH Plc - ADR	3,357,213
	Consumer Finance - 7.76%
37,800	American Express Co.	2,854,656
83,500	Capital One Financial Corp.	5,739,790
49,800	Discover Financial Services	2,516,892
185,800	SLM Corp.	4,626,420
		15,737,758
	Diversified Financial Services - 7.42%
295,800	Bank of America Corp.	4,082,040
40,200	CIT Group, Inc. (b)	1,960,554

Number of
Shares		Value
	Diversified Financial Services (Continued)
98,980	Citigroup, Inc.	$4,801,520
81,300	JPMorgan Chase & Co.	4,202,397
		15,046,511
	Diversified Telecommunication Services - 1.90%
60,200	AT&T, Inc.	2,035,964
38,700	Verizon Communications, Inc.	1,805,742
		3,841,706
	Electrical Equipment - 2.58%
45,000	Eaton Corp. Plc	3,097,800
33,000	Emerson Electric Co.	2,135,100
		5,232,900
	Energy Equipment & Services - 4.22%
38,800	National-Oilwell Varco, Inc.	3,030,668
62,200	Noble Corp. - ADR	2,349,294
70,500	SeaDrill Ltd. (a)	3,178,140
		8,558,102
	Food & Staples Retailing - 1.73%
24,900	CVS Caremark Corp.	1,413,075
38,800	Walgreen Co.	2,087,440
		3,500,515
	Health Care Equipment & Supplies - 2.81%
31,700	Baxter International, Inc.	2,082,373
67,900	Medtronic, Inc.	3,615,675
		5,698,048
	Health Care Providers & Services - 6.47%
47,800	Cardinal Health, Inc.	2,492,770
28,600	CIGNA Corp.	2,198,196
62,500	Omnicare, Inc. (a)	3,468,750
43,400	UnitedHealth Group, Inc.	3,107,874
22,000	WellPoint, Inc.	1,839,420
		13,107,010
	Hotels, Restaurants & Leisure - 4.27%
79,700	Carnival Corp. - ADR	2,601,408
151,600	International Game Technology	2,869,788
83,300	Royal Caribbean Cruises Ltd.	3,188,724
		8,659,920
	Household Durables - 1.51%
33,800	Stanley Black & Decker, Inc.	3,061,266
	Industrial Conglomerates - 1.53%
88,700	Tyco International Ltd. - ADR	3,102,726

See notes to financial statements.

44

GuideMarkSM Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Insurance - 2.92%
74,600	American International Group, Inc.	$3,627,798
74,600	XL Group Plc	2,299,172
		5,926,970
	Machinery - 5.08%
28,300	Illinois Tool Works, Inc.	2,158,441
30,650	ITT Corp.	1,101,867
61,989	Pentair Ltd.	4,025,566
35,700	SPX Corp.	3,021,648
		10,307,522
	Multiline Retail - 1.31%
41,400	Target Corp.	2,648,772
	Oil & Gas - 5.76%
64,400	BP Plc - ADR	2,706,732
41,400	ConocoPhillips	2,877,714
89,100	Marathon Oil Corp.	3,107,808
31,800	Occidental Petroleum Corp.	2,974,572
		11,666,826
	Pharmaceuticals - 4.93%
33,100	Johnson & Johnson	2,869,439
41,700	Merck & Co., Inc.	1,985,337
96,800	Pfizer, Inc.	2,779,128
46,800	Sanofi Aventis - ADR	2,369,484
		10,003,388
	Semiconductor & Semiconductor
	Equipment - 2.96%
72,100	Microchip Technology, Inc. (a)	2,904,909
76,800	Texas Instruments, Inc.	3,092,736
		5,997,645
	Software - 2.87%
98,400	CA, Inc.	2,919,528
86,900	Microsoft Corp.	2,894,639
		5,814,167
	Specialty Retail - 0.48%
25,700	Rent-A-Center, Inc.	979,170
	Textiles, Apparel & Luxury Goods - 1.69%
55,100	Hanesbrands, Inc.	3,433,281
	Thrifts & Mortgage Finance - 2.91%
195,200	NewYork Community Bancorp, Inc. (a)	2,949,472
205,200	People’s United Financial, Inc.	2,950,776
		5,900,248
Number of
Shares		Value
	Tobacco - 2.47%
77,200	Altria Group, Inc.	$2,651,820
27,300	Philip Morris International, Inc.	2,363,907
		5,015,727
	Total Common Stocks
	(Cost $144,695,227)	200,995,308
	SHORT TERM INVESTMENTS - 0.92%
	Money Market Funds - 0.92%
1,863,742	Federated Prime Obligations Fund	1,863,742
	Total Short Term Investments
	(Cost $1,863,742)	1,863,742
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 6.21%
	Money Market Funds - 6.16%
12,484,881	First American Government
	Obligations Fund	12,484,881
23,460	Reserve Primary Fund (c)	906
	Total Money Market Funds
	(Cost $12,505,124)	12,485,787

Principal
Amount
	Cash - 0.05%
$92,610	Cash	92,610
	Total Cash (Cost $92,610)	92,610
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $12,597,734)	12,578,397
	Total Investments
	(Cost $159,156,703) - 106.28%	215,437,447
	Liabilities in Excess of
	Other Assets - (6.28)%	(12,725,468)
	TOTAL NET
	ASSETS - 100.00%	$202,711,979

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of September 30, 2013, the Fund has fair valued this security and deemed it illiquid. The value of this security was $906, which represents 0.00% of total net assets.

See notes to financial statements.

45

GuideMarkSM Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS - 95.81%
	Aerospace & Defense - 2.36%
13,660	BE Aerospace, Inc. (a)	$1,008,381
13,410	Triumph Group, Inc.	941,650
		1,950,031
	Airlines - 1.39%
7,950	Alaska Air Group, Inc.	497,829
4,700	Copa Holdings SA	651,749
		1,149,578
	Biotechnology - 4.31%
34,010	Ariad Pharmaceuticals, Inc. (a)	625,784
8,800	BioMarin Pharmaceutical, Inc. (a)	635,536
13,810	Celldex Therapeutics, Inc. (a)(b)	489,288
12,470	Coronado Biosciences, Inc. (a)(b)	87,539
14,570	Medivation, Inc. (a)	873,326
3,480	Pharmacyclics, Inc. (a)	481,702
14,450	Repligen Corp. (a)	160,251
3,290	Synageva BioPharma Corp. (a)	208,290
		3,561,716
	Building Products - 0.91%
18,000	Fortune Brands Home & Security,
	Inc.	749,340
	Capital Markets - 4.11%
42,960	FXCM, Inc.	848,460
20,100	Invesco Ltd.	641,190
35,580	Raymond James Financial, Inc.	1,482,619
10,650	Walter Investment Management
	Corp. (a)	421,101
		3,393,370
	Chemicals - 3.33%
9,970	Ashland, Inc.	922,026
25,440	Innospec, Inc.	1,187,030
9,570	Rockwood Holdings, Inc.	640,233
		2,749,289
	Commercial Banks - 7.67%
74,220	Boston Private Financial Holdings,
	Inc.	823,842
44,332	CVB Financial Corp.	599,369
32,990	East West Bancorp, Inc.	1,054,030
11,930	First Financial Holdings, Inc.	658,059
63,160	FirstMerit Corp.	1,371,204
23,240	Hanmi Financial Corp.	385,087
Number of
Shares		Value
	Commercial Banks (Continued)
96,090	Huntington Bancshares, Inc.	$793,703
18,660	Investors Bancorp, Inc.	408,281
15,060	Umpqua Holdings Corp. (b)	244,273
		6,337,848
	Commercial Services & Supplies - 0.31%
7,580	Multi-Color Corp.	257,189
	Communications Equipment - 3.43%
22,810	ADTRAN, Inc.	607,658
46,560	Juniper Networks, Inc. (a)	924,682
9,270	Palo Alto Networks, Inc. (a)	424,752
59,960	Riverbed Technology, Inc. (a)	874,816
		2,831,908
	Computers & Peripherals - 1.27%
26,570	NCR Corp. (a)	1,052,438
	Construction & Engineering - 0.76%
19,330	KBR, Inc.	630,931
	Construction Materials - 1.49%
9,130	Eagle Materials, Inc.	662,382
5,760	Martin Marietta Materials, Inc.	565,459
		1,227,841
	Containers & Packaging - 0.64%
5,230	Rock-Tenn Co.	529,642
	Diversified Financial Services - 0.96%
42,270	Interactive Brokers Group, Inc.	793,408
	Diversified Telecommunication Services - 0.21%
5,250	Cogent Communications Group, Inc.	169,313
	Electric Utilities - 1.70%
31,480	Great Plains Energy, Inc.	698,856
25,080	Portland General Electric Co.	708,008
		1,406,864
	Electrical Equipment - 2.07%
38,980	InvenSense, Inc. (a)(b)	686,828
14,890	Ormat Technologies, Inc.	398,605
9,250	Regal Beloit Corp.	628,352
		1,713,785
	Energy Equipment & Services - 2.49%
5,810	Dril-Quip, Inc. (a)	666,698
27,320	Forum Energy Technologies, Inc. (a)	737,913
10,950	Tidewater, Inc.	649,225
		2,053,836

See notes to financial statements.

46

GuideMarkSM Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Food & Staples Retailing - 1.63%
152,030	Rite Aid Corp. (a)	$723,663
9,230	United Natural Foods, Inc. (a)	620,440
		1,344,103
	Gas Utilities - 1.12%
21,650	Atmos Energy Corp.	922,073
	Health Care Equipment & Supplies - 1.61%
6,350	Haemonetics Corp. (a)	253,238
19,940	Hologic, Inc. (a)	411,761
15,740	Merit Medical Systems, Inc. (a)	190,926
5,790	Teleflex, Inc.	476,401
		1,332,326
	Health Care Providers & Services - 1.49%
15,840	Air Methods Corp.	674,784
7,370	Universal Health Services, Inc.	552,676
		1,227,460
	Hotels, Restaurants & Leisure - 2.61%
12,580	Darden Restaurants, Inc.	582,328
15,500	Penn National Gaming, Inc. (a)	858,080
11,720	Wyndham Worldwide Corp.	714,569
		2,154,977
	Household Durables - 2.21%
18,905	Jarden Corp. (a)	915,002
7,010	Mohawk Industries, Inc. (a)	913,052
		1,828,054
	Industrial Conglomerates - 1.05%
12,340	Carlisle Companies, Inc.	867,379
	Insurance - 5.69%
21,867	Amtrust Financial Services, Inc. (b)	854,125
28,000	Axis Capital Holdings Ltd.	1,212,680
21,040	Reinsurance Group of America	1,409,470
22,310	StanCorp Financial Group, Inc. (b)	1,227,496
		4,703,771
	Internet Software & Services - 1.16%
18,140	Rackspace Hosting, Inc. (a)	957,066
	IT Services - 3.09%
21,180	ExlService Holdings, Inc. (a)	603,207
7,670	FleetCor Technologies, Inc. (a)	844,927
37,560	Total System Services, Inc.	1,105,015
		2,553,149
Number of
Shares		Value
	Life Sciences Tools & Services - 0.95%
38,060	Bruker Corp. (a)	$785,939
	Machinery - 3.52%
9,710	Colfax Corp. (a)	548,518
11,830	Flowserve Corp.	738,074
13,520	IDEX Corp.	882,180
10,070	Nordson Corp.	741,454
		2,910,226
	Media - 4.34%
58,860	Interpublic Group of Cos., Inc.	1,011,215
18,920	Lamar Advertising Co. (a)	889,807
24,000	Lions Gate Entertainment Corp. (a)	841,200
44,310	Regal Entertainment Group (b)	841,004
		3,583,226
	Metals & Mining - 1.00%
10,830	Compass Minerals International, Inc.	826,004
	Multiline Retail - 0.33%
30,820	J.C. Penney Co., Inc. (a)	271,832
	Multi-Utilities - 0.85%
14,130	Alliant Energy Corp.	700,142
	Oil & Gas - 3.27%
19,890	Athlon Energy, Inc. (a)	650,403
15,900	Diamondback Energy, Inc. (a)	677,976
29,210	Rex Energy Corporation (a)	651,383
23,920	Western Refining, Inc. (b)	718,557
		2,698,319
	Personal Products - 1.17%
10,080	Nu Skin Enterprises, Inc.	965,059
	Pharmaceuticals - 2.21%
17,570	Cempra Holdings, Inc. (a)	202,055
13,090	Endo Health Solutions, Inc. (a)	594,809
7,210	Salix Pharmaceuticals Ltd. (a)	482,205
23,900	Warner Chilcott Plc	546,115
		1,825,184
	Professional Services - 0.73%
8,330	Manpower, Inc.	605,924
	Road & Rail - 1.34%
11,870	Genesee & Wyoming, Inc. (a)	1,103,554

See notes to financial statements.

47

GuideMarkSM Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Semiconductor & Semiconductor
	Equipment - 3.17%
18,600	Cavium, Inc. (a)	$766,320
33,610	Monolithic Power Systems, Inc.	1,017,711
22,500	NXP Semiconductors NV (a)	837,225
		2,621,256
	Software - 2.29%
19,470	Guidewire Software, Inc. (a)	917,232
34,350	PTC, Inc. (a)	976,570
		1,893,802
	Specialty Retail - 5.30%
17,070	Dick’s Sporting Goods, Inc.	911,197
14,950	GameStop Corp. (b)	742,267
9,520	PetSmart, Inc.	725,995
36,230	Pier 1 Imports, Inc.	707,209
6,780	Tractor Supply Co.	455,413
22,810	Urban Outfitters, Inc. (a)	838,724
		4,380,805
	Thrifts & Mortgage Finance - 1.42%
20,830	Nationstar Mortgage Holdings,
	Inc. (a)(b)	1,171,271
	Trading Companies & Distributors - 2.06%
26,210	MRC Global, Inc. (a)	702,428
13,050	Wesco International, Inc. (a)	998,717
		1,701,145
	Wireless Telecommunication Services - 0.79%
8,110	SBA Communications Corp. (a)	652,531
	Total Common Stocks (Cost $63,104,243)	79,144,904
	REAL ESTATE INVESTMENT TRUSTS - 2.76%
	Real Estate Investment Trusts - 2.76%
19,750	American Campus Communities, Inc.	674,463
36,550	Douglas Emmett, Inc.	857,829
37,950	Redwood Trust, Inc. (b)	747,235
	Total Real Estate Investment Trusts (Cost $1,920,353)	2,279,527
Number of
Shares		Value
	SHORT TERM INVESTMENTS - 1.12%
	Money Market Funds - 1.12%
928,972	Federated Prime Obligations Fund	$928,972
	Total Short Term Investments (Cost $928,972)	928,972
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 6.65%
	Money Market Funds - 6.60%
5,450,706	First American Government
	Obligations Fund	5,450,706
6,386	Reserve Primary Fund (c)	247
	Total Money Market Funds (Cost $5,456,213)	5,450,953

Principal
Amount
	Cash - 0.05%
$40,432	Cash	40,432
	Total Cash (Cost $40,432)	40,432
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $5,496,645)	5,491,385
	Total Investments
	(Cost $71,450,213) - 106.34%	87,844,788
	Liabilities in Excess of
	Other Assets - (6.34)%	(5,236,227)
	TOTAL NET
	ASSETS - 100.00%	$82,608,561

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	As of September 30, 2013, the Fund has fair valued this security and deemed it illiquid. The value of this security was $247, which represents 0.00% of total net assets.

See notes to financial statements.

48

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS - 94.64%
	Australia - 5.30%
22,406	Ansell Ltd.	$436,623
114,109	Australia and New Zealand Banking Group Ltd.	3,280,892
12,077	Commonwealth Bank of Australia	802,637
36,256	CSL Ltd.	2,164,042
34,855	Iluka Resources Ltd.	373,791
19,206	Macquarie Group Ltd.	860,450
199,468	Mirvac Group	324,272
45,950	QBE Insurance Group Ltd.	629,275
34,146	Rio Tinto Ltd.	1,976,494
1	SCA Property Group	1
31,932	Seek Ltd.	354,121
59,205	Suncorp Group Ltd.	724,049
98,303	Tatts Group Ltd.	284,336
108,421	Westfield Group	1,114,168
38,407	Westpac Banking Corp.	1,173,977
43,787	Woodside Petroleum Ltd.	1,566,851
56,260	Woolworths Ltd.	1,838,468
		17,904,447
	Austria - 0.22%
23,603	Erste Group Bank AG	745,894
	Belgium - 1.85%
14,500	Ageas SA	587,559
32,377	Anheuser-Busch InBev NV	3,211,726
36,465	KBC Groep NV	1,794,143
10,600	UCB SA	645,106
		6,238,534
	Brazil - 1.01%
64,200	Banco do Brasil SA	747,354
39,100	Cia de Saneamento Basico do
	Estado de Sao Paulo	384,596
11,300	Cielo SA	305,966
25,600	Cosan SA Industria e Comercio	489,176
32,600	Kroton Educacional SA	464,075
56,700	Petroleo Brasileiro SA	435,681
33,100	Qualicorp SA (a)	301,086
11,400	Ultrapar Participacoes SA	279,869
		3,407,803
	Canada - 7.32%
33,000	Alamos Gold, Inc. (a)	512,596
21,300	Alimentation Couche Tard, Inc. (a)	1,327,980
Number of
Shares		Value
	Canada (Continued)
39,600	Canadian Natural Resources Ltd. (a)	$1,244,456
11,300	Canadian Pacific Railway Ltd. (a)	1,394,221
38,800	Cenovus Energy, Inc. (a)	1,157,917
11,000	Dollarama, Inc. (a)	893,947
74,920	Eldorado Gold Corp. (a)	505,504
11,000	Franco Nevada Corp.	499,034
19,400	Goldcorp, Inc. (a)	504,752
9,600	Keyera Corp. (a)	545,589
14,900	Magna International, Inc. (a)	1,228,829
74,200	Manulife Financial Corp. (a)	1,227,482
16,900	National Bank Of Canada (a)	1,395,741
3,700	NovaTek OAO	488,385
10,600	Open Text Corp. (a)	792,080
13,900	Peyto Exploration & Development Corp. (a)	410,772
38,400	Royal Bank of Canada (a)	2,460,463
32,500	Sun Life Financial, Inc. (a)	1,038,056
50,900	Suncor Energy, Inc. (a)	1,819,957
25,800	Toronto-Dominion Bank (a)	2,322,889
11,500	Tourmaline Oil Corp. (a)	467,235
18,300	Valeant Pharmaceuticals International, Inc. (a)	1,908,082
10,700	Vermilion Energy, Inc. (a)	588,160
		24,734,127
	Cayman Islands - 1.24%
183,000	Lifestyle International Holdings Ltd.	389,426
25,000	New Oriental Education & Technology Group, Inc. - ADR	622,500
225,000	Sands China Ltd.	1,392,866
288,000	Sino Biopharmaceutical	195,225
30,300	Tencent Holdings Ltd.	1,593,434
		4,193,451
	Chile - 0.17%
44,935	Aguas Andinas SA	30,950
5,147,500	Banco Santander Chile	336,576
1,432,646	Banco de Chile	215,344
		582,870
	China - 1.97%
61,000	AAC Technologies Holdings, Inc.	278,113
133,500	Anhui Conch Cement Co., Ltd.	429,397
1,312,000	Bank of China Ltd.	599,543
1,993,000	China Construction Bank Corp.	1,535,951

See notes to financial statements.

49

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
300,200	China Pacific Insurance Group Co., Ltd.	$1,077,673
311,000	China Petroleum & Chemical Corp.	243,784
642,000	Guangshen Railway Co., Ltd.	337,108
284,000	Kingsoft Corp. Ltd.	673,783
858,000	Petrochina Co.	945,412
353,000	Want Want China Holdings Ltd.	536,799
		6,657,563
	Czech Republic - 0.24%
3,650	Komercni Banka AS	812,204
	Denmark - 1.20%
37	A.P. Moller - Maersk Group	339,408
17,052	Novo Nordisk A/S	2,888,002
98,800	TDC A/S	836,012
		4,063,422
	Finland - 0.38%
68,200	Nokia OYJ (a)	446,159
19,300	Sampo OYJ	830,218
		1,276,377
	France - 7.84%
8,500	Arkema SA	947,205
4,635	Atos SA	361,908
25,600	AXA SA	594,146
25,503	BNP Paribas SA	1,725,138
32,082	Carrefour SA	1,100,405
50,700	GDF Suez SA	1,270,835
8,100	Lafarge SA	565,189
16,700	Legrand SA	926,798
3,400	L’Oreal SA	583,601
5,711	LVMH Moet Hennessy Louis Vuitton SA	1,125,441
6,150	PPR SA	1,378,225
6,200	Publicis Groupe SA	493,199
9,000	Renault SA	717,747
16,630	Safran SA	1,024,252
35,443	Sanofi-Aventis SA	3,589,558
18,245	Schneider Electric SA	1,543,850
18,528	Societe Generale SA	923,051
2,900	Sodexo SA	270,588
7,200	Technip SA	845,297
Number of
Shares		Value
	France (Continued)
59,265	Total SA	$3,435,169
12,780	Vinci SA	744,006
101,396	Vivendi SA	2,332,439
		26,498,047
	Germany - 5.68%
6,500	Adidas AG	705,066
9,779	Allianz SE	1,538,515
26,917	Bayer AG	3,174,346
2,800	Brenntag AG	466,132
22,799	Daimler AG	1,777,639
5,300	Fresenius SE & Co. KGaA	657,960
19,929	GEA Group AG	819,069
9,832	HeidelbergCement AG	759,719
6,677	Henkel AG & Co. KGaA	591,536
32,900	Infineon Technologies AG	329,734
11,021	Lanxess AG	715,497
5,107	Linde AG	1,012,046
22,793	SAP AG	1,685,658
20,669	Siemens AG	2,492,647
10,529	Volkswagen AG	2,482,541
		19,208,105
	Hong Kong - 3.85%
338,600	AIA Group Ltd.	1,593,306
402,000	Brilliance China Automotive Holdings Ltd.	604,450
158,000	Cathay Pacific Airways Ltd.	309,932
34,000	Cheung Kong Infrastructure Holdings Ltd.	235,820
350,000	China Longyuan Power Group Corp.	363,749
139,500	China Mobile Ltd.	1,569,675
254,000	China Resources Land Ltd.	723,802
404,000	CNOOC Ltd.	818,455
165,000	Galaxy Entertainment Group Ltd. (a)	1,159,460
660,000	Geely Automobile Holdings Ltd.	340,135
34,000	Hengan International Group Co., Ltd.	397,878
70,000	Hongkong Land Holdings Ltd.	461,252
79,000	Hysan Development Co., Ltd.	352,694
688,000	Industrial & Commercial Bank of China	480,885
212,000	Lenovo Group Ltd.	222,198
416,000	Noble Group Ltd.	308,824
50,500	Orient Overseas International Ltd.	296,931

See notes to financial statements.

50

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
100,000	Sun Hung Kai Properties Ltd.	$1,361,088
366,000	Sunac China Holdings Ltd.	237,716
28,000	Swire Pacific Ltd.	335,875
51,000	Wheelock & Co., Ltd.	270,550
36,492	Wing Hang Bank Ltd.	553,394
		12,998,069
	Indonesia - 0.27%
828,000	Bank Rakyat Indonesia Persero Tbk PT	517,963
9,500	PT Gudang Garam Tbk	28,710
1,972,500	Telekomunikasi Indonesia Persero Tbk PT	358,371
		905,044
	Ireland - 0.42%
1,794,100	Bank of Ireland (a)	508,379
13,900	CRH Plc	333,991
57,711	James Hardie Industries Plc	574,798
		1,417,168
	Israel - 0.12%
215,700	Bezeq the Israel Telecommunication Corp. Ltd.	396,525
	Italy - 0.17%
96,600	Finmeccanica S.p.A. (a)	578,313
	Japan - 15.27%
15,510	AEON Mall Co., Ltd.	461,688
32,000	Ajinomoto Co., Inc.	421,029
85,000	Asahi Kasei Corp.	641,963
19,800	Astellas Pharma, Inc.	1,011,384
27,000	Bridgestone Corp.	989,509
32,000	Chiyoda Corp.	386,144
14,600	Credit Saison Co.	397,581
12,000	Daiichi Sankyo Co., Ltd.	217,938
10,500	Daikin Industries Ltd.	560,425
8,000	Dentsu, Inc.	305,179
5,900	Don Quijote Co., Ltd.	369,811
14,800	East Japan Railway Co.	1,275,534
31,000	Fuji Heavy Industries Ltd.	863,835
20,700	Fuji Media Holdings, Inc.	455,902
134,000	Hitachi Ltd.	887,917
40,000	Honda Motor Co., Ltd.	1,528,912
43,200	Inpex Corp.	510,564
Number of
Shares		Value
	Japan (Continued)
42,100	ITOCHU Corp.	$518,638
3,000	Japan Airlines Co., Ltd.	181,782
49,400	Japan Tobacco, Inc.	1,780,859
12,000	JSR Corp.	223,269
31,800	JTEKT Corp.	437,356
70,500	JX Holdings, Inc.	366,388
99,000	Kawasaki Heavy Industries Ltd.	431,129
21,800	KDDI Corp.	1,120,301
1,300	Keyence Corp.	494,642
18,900	Komatsu Ltd.	471,914
39,500	Konica Minolta Holdings, Inc.	332,740
20,000	Kubota Corp.	290,681
4,400	Kyocera Corp.	234,641
8,100	Makita Corp.	471,932
108,000	Mitsubishi Electric Corp.	1,139,606
35,000	Mitsubishi Gas Chemical Co., Inc.	294,946
110,000	Mitsubishi Heavy Industries Ltd.	634,345
265,800	Mitsubishi UFJ Financial Group, Inc.	1,704,936
83,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	441,772
31,000	Mitsui Fudosan Co., Ltd.	1,046,851
23,400	MS&AD Insurance Group Holdings	613,329
8,900	Murata Manufacturing Co., Ltd.	681,777
246,000	Nippon Steel & Sumitomo Metal Corp.	837,885
73,100	Nissan Motor Co.	737,778
5,250	Nitori Holdings Co., Ltd.	480,771
10,300	Nitto Denko Corp.	671,702
56,200	Nomura Holdings, Inc.	439,581
9,700	Olympus Corp.	296,298
12,800	OMRON Corp.	463,665
109,600	ORIX Corp.	1,791,733
67,800	Rakuten, Inc.	1,029,172
36,000	Ricoh Co.	417,148
23,000	Rohto Pharmaceutical Co., Ltd.	324,809
4,700	Santen Pharmaceutical Co., Ltd.	228,241
27,800	Sega Sammy Holdings, Inc.	802,158
34,300	Seven & I Holdings Co., Ltd.	1,257,438
12,600	Shin-Etsu Chemical Co., Ltd.	773,087
32,300	Shinko Electric Industries Co., Ltd.	341,074
381,000	Shinsei Bank	929,889
12,700	Shionogi & Co., Ltd.	267,351
27,800	Softbank Corp.	1,930,641
62,700	Sumitomo Electric Industries Ltd.	911,940

See notes to financial statements.

51

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
72,000	Sumitomo Heavy Industries Ltd.	$328,350
48,500	Sumitomo Mitsui Financial Group, Inc.	2,348,634
173,000	Sumitomo Mitsui Trust Holdings, Inc.	859,821
15,600	Sumitomo Rubber Industries Ltd.	241,462
13,500	TDK Corp.	531,828
104,200	The Kansai Electric Power Co., Inc.	1,340,438
9,400	THK Co., Ltd.	209,379
8,700	Tohoku Electric Power Co., Inc.	107,171
21,500	Tokio Marine Holdings, Inc.	704,878
36,000	Tokyo Tatemono Co.	330,993
58,100	Toyota Motor Corp.	3,726,392
6,700	West Japan Railway Co.	287,260
83,400	Yahoo Japan Corp.	474,527
		51,622,643
	Jersey - 0.66%
10,700	Shire Plc	428,052
12,550	Wolseley Plc	649,311
55,864	WPP Plc	1,148,015
		2,225,378
	Luxembourg - 0.24%
20,100	Acergy SA	417,975
3,900	RTL Group SA	395,761
		813,736
	Malaysia - 0.40%
267,300	DiGi.Com Bhd	398,564
370,400	Gamuda Bhd	522,440
148,000	Malayan Banking Bhd	446,529
		1,367,533
	Mexico - 1.15%
217,200	Alfa SAB de CV	585,749
91,200	Alsea SAB de CV	255,216
761,900	America Movil SAB de CV	755,526
90,700	Fomento Economico Mexicano SAB de CV	880,011
17,400	Fresnillo Plc	273,941
178,000	Grupo Mexico SAB de CV	532,933
136,400	Mexichem SAB de CV	594,702
		3,878,078
Number of
Shares		Value
	Netherlands - 2.67%
163,000	AEGON NV	$1,206,077
11,200	European Aeronautic Defense & Space Co. NV	713,689
64,800	ING Groep NV (a)	735,284
34,297	Koninklijke Ahold NV	594,203
10,900	Koninklijke DSM NV	822,260
195,923	Koninklijke KPN NV (a)	623,840
56,022	Koninklijke Philips Electronics NV	1,807,328
24,363	Reed Elsevier NV	489,914
47,049	Unilever NV	1,795,705
6,800	Yandex NV (a)	247,656
		9,035,956
	Norway - 0.67%
80,200	DNB ASA	1,217,904
46,320	Telenor ASA	1,058,571
		2,276,475
	Philippines - 0.18%
1,154,500	Alliance Global Group, Inc.	624,238
	Poland - 0.22%
21,260	Bank Handlowy w Warszawie SA	754,439
	Republic of Korea - 3.32%
8,310	Daelim Industrial	750,059
18,130	DGB Financial Group, Inc.	273,227
13,300	Hana Financial Group, Inc.	455,822
34,870	SK Hynix, Inc. (a)	981,991
7,625	Hyundai Motor Co.	1,779,012
8,900	KB Financial Group, Inc.	313,342
17,490	Korea Electric Power Corp. (a)	489,435
46,703	Korean Reinsurance Co.	555,804
3,549	LG Chemical Ltd.	1,014,865
25,480	LG Uplus Corp. (a)	273,894
2,106	POSCO	623,865
2,447	Samsung Electronics Co., Ltd.	3,112,569
14,680	Samsung Heavy Industries Co., Ltd.	587,025
		11,210,910
	Russian Federation - 1.49%
24,090	Eurasia Drilling Co. Ltd.	959,532
15,700	Gazprom OAO	121,117
76,525	Gazprom OAO - ADR (a)	674,951
5,640	Lukoil OAO	423,000
2,190	Magnit OJSC	554,878
12,300	MegaFon OAO	432,895

See notes to financial statements.

52

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Russian Federation (Continued)
25,860	Mobile TeleSystems OJSC - ADR (b)	$575,644
428,470	Sberbank of Russia	1,289,944
		5,031,961
	Singapore - 1.06%
188,000	Global Logistic Properties Ltd.	432,778
70,000	SembCorp Industries Ltd.	295,555
344,000	Singapore Telecommunications Ltd.	1,024,463
88,581	United Overseas Bank Ltd.	1,461,134
73,000	UOL Group Ltd.	358,389
		3,572,319
	South Africa - 1.36%
45,600	Gold Fields Ltd.	208,784
16,500	MTN Group Ltd.	322,216
303,000	Nampak Ltd.	941,902
13,390	Naspers Ltd.	1,239,672
214,300	Netcare Ltd.	512,479
9,600	Sasol Ltd.	458,233
42,300	Standard Bank Group Ltd.	505,019
117,200	Steinhoff International Holdings	417,068
		4,605,373
	Spain - 1.13%
31,500	Amadeus IT Holding SA	1,116,901
24,877	Grifols SA - ADR	753,275
72,400	Iberdrola SA	420,840
46,800	International Consolidated Airlines Group SA (a)	255,727
22,693	Repsol YPF SA	562,642
46,772	Telefonica SA	727,123
		3,836,508
	Sweden - 2.06%
21,000	Assa Abloy AB	964,993
44,300	H & M Hennes & Mauritz AB	1,924,679
139,400	Nordea Bank AB	1,682,152
37,400	Svenska Cellulosa AB	942,452
17,300	Svenska Handelsbanken AB	740,174
31,000	Swedbank AB	722,081
		6,976,531
	Switzerland - 5.95%
13,112	Cie Financiere Richemont SA	1,313,768
66,961	Credit Suisse Group AG	2,047,796
53,783	Nestle SA	3,750,510
Number of
Shares		Value
	Switzerland (Continued)
14,717	Roche Holding AG	$3,971,727
3,666	Schindler Holding AG	550,851
250	SGS SA	597,478
10,520	Swiss Re AG	871,587
3,616	Syngenta AG	1,477,885
15,445	Transocean Ltd.	686,424
186,611	UBS AG	3,824,674
3,970	Zurich Financial Services AG	1,023,422
		20,116,122
	Taiwan - 2.37%
737,780	Cathay Financial Holding Co., Ltd.	1,051,185
220,000	Chipbond Technology Corp.	454,275
135,000	Delta Electronics, Inc.	655,562
60,180	Eclat Textile Co., Ltd.	528,356
326,000	Far EasTone Telecommunications Co., Ltd.	812,222
358,000	Fubon Financial Holding Co., Ltd.	495,478
10,000	Hermes Microvision, Inc.	291,669
30,000	MediaTek, Inc.	370,569
52,000	Merida Industry Co., Ltd.	337,581
202,000	Taiwan Fertilizer Co., Ltd.	475,982
751,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,557,259
		8,030,138
	Thailand - 0.64%
61,600	Bangkok Bank PCL	388,223
82,400	Bangkok Dusit Medical Services PCL	332,561
307,500	CP ALL PCL	346,795
97,800	KASIKORNBANK PCL	552,241
37,600	PTT Exploration & Production PCL	196,839
100,300	Total Access Communication PCL	340,565
		2,157,224
	Turkey - 0.58%
76,811	Aygaz AS	341,477
16,400	Coca-Cola Icecek AS	418,129
195,000	Turk HavaYollari Anonim Ortakligi	743,575
61,900	Turkiye Halk Bankasi AS	453,366
		1,956,547

See notes to financial statements.

53

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom - 13.97%
43,600	Amarin Corp. - ADR (a)(b)	$275,552
17,754	AMEC Plc	308,448
11,200	Associated British Foods Plc	339,921
13,700	Babcock International Group Plc	265,096
394,327	Barclays Plc	1,685,235
128,233	BG Group Plc	2,447,938
147,546	BP Plc	1,034,427
50,190	British American Tobacco Plc	2,641,478
293,800	BT Group Plc	1,626,702
15,000	Bunzl Plc	324,913
15,800	Capita Plc	254,671
176,001	Centrica Plc	1,053,357
13,600	Croda International Plc	583,960
36,800	Experian Plc	700,667
84,133	GlaxoSmithKline Plc	2,115,346
25,157	Hikma Pharmaceuticals Plc	423,283
262,222	HSBC Holdings Plc	2,838,137
11,400	IMI Plc	268,402
40,285	Imperial Tobacco Group Plc	1,489,245
12,000	Intercontinental Hotels Group PLC	350,298
6,500	Intertek Group	348,095
325,700	ITV Plc	924,200
26,400	John Wood Group Plc	342,431
15,915	Johnson Matthey Plc	723,196
129,400	Kingfisher Plc	808,343
199,627	Legal & General Group Plc	633,451
1,162,500	Lloyds Banking Group Plc (a)	1,384,139
48,700	Meggitt Plc	432,545
83,313	Prudential Plc	1,549,981
20,300	Reckitt Benckiser Group Plc	1,484,243
39,400	Reed Elsevier Plc	531,093
52,800	Rio Tinto Plc	2,577,342
53,900	Rolls-Royce Holdings Plc (a)	969,767
79,248	Royal Dutch Shell Plc, Class A	2,612,467
7,120	Royal Dutch Shell Plc, Class B	245,661
23,789	SABMiller Plc	1,209,973
47,332	Serco Group	418,772
16,300	SSE Plc	388,749
90,304	Standard Chartered Plc	2,163,490
309,900	Taylor Wimpey	503,320
155,600	Tesco Plc	904,589
18,440	Unilever Plc	716,956
1,062,578	Vodafone Group Plc	3,729,484
Number of
Shares		Value
	United Kingdom (Continued)
8,594	Whitbread Plc	$412,244
28,908	William Hill Plc	188,489
		47,230,096
	Total Common Stocks (Cost $271,239,514)	319,940,168
	INVESTMENT COMPANIES - 1.06%
	India - 1.06%
223,800	PowerShares India Portfolio	3,574,086
	Total Investment Companies (Cost $4,673,017)	3,574,086
	PREFERRED STOCKS - 1.61%
	Brazil - 1.61%
43,870	Banco Bradesco SA	606,694
53,500	Braskem SA (a)	424,611
8,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar	375,758
34,800	Cia de Bebidas das Americas	1,333,243
92,790	Itau Unibanco Holding SA	1,313,789
57,700	Petroleo Brasileiro SA	479,553
64,300	Vale SA	916,499
	Total Preferred Stocks (Cost $6,624,671)	5,450,147
	REAL ESTATE INVESTMENT TRUSTS - 0.37%
	France - 0.25%
3,400	Unibail-Rodamco SE	843,502
	United Kingdom - 0.12%
44,403	British Land Co. Plc	414,803
	Total Real Estate Investment Trusts (Cost $1,205,779)	1,258,305
	RIGHTS - 0.05%
	France - 0.01%
5,150	Groupe FNAC SA	17,090
	United Kingdom - 0.04%
98,580	Barclays Plc	128,871
	Total Rights (Cost $137,446)	145,961
	SHORT TERM INVESTMENTS - 1.64%
	Money Market Funds - 1.64%
5,536,107	Federated Prime Obligations Fund	5,536,107
	Total Short Term Investments (Cost $5,536,107)	5,536,107

See notes to financial statements.

54

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.13%
	Money Market Funds - 0.13%
449,000	First American Government Obligations Fund	$449,000
5,588	Reserve Primary Fund (c)	216
	Total Investments Purchased as Securities Lending Collateral (Cost $453,823)	449,216
	Total Investments (Cost $289,870,357) - 99.50%	336,353,990
	Other Assets in Excess of Liabilities - 0.50%	1,699,502
	TOTAL NET ASSETS - 100.00%	$338,053,492

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	As of September 30, 2013, the Fund has fair valued this security and deemed it illiquid. The value of this security was $216, which represents 0.00% of total net assets.

See notes to financial statements.

55

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS - 96.40%
	Aerospace & Defense - 4.57%
8,350	BE Aerospace, Inc. (a)	$616,397
7,870	General Dynamics Corp.	688,782
17,190	Hexcel Corp. (a)	666,972
4,130	Lockheed Martin Corp.	526,782
7,920	Raytheon Co. (b)	610,394
32,275	United Technologies Corp.	3,479,891
		6,589,218
	Air Freight & Logistics - 1.48%
33,865	Hub Group, Inc. (a)	1,328,524
8,780	United Parcel Service, Inc.	802,229
		2,130,753
	Airlines - 1.74%
171,940	Southwest Airlines Co.	2,503,446
	Auto Components - 0.32%
4,580	BorgWarner, Inc.	464,366
	Beverages - 2.52%
16,365	Dr. Pepper Snapple Group, Inc.	733,479
10,060	Molson Coors Brewing Co.	504,308
30,135	PepsiCo, Inc.	2,395,733
		3,633,520
	Biotechnology - 2.67%
16,150	Alkermes Plc (a)	542,963
13,410	Celgene Corp. (a)	2,064,201
9,130	Cubist Pharmaceuticals, Inc. (a)	580,211
8,450	Gentium S.p.A. - ADR (a)(b)	229,249
10,920	ViroPharma, Inc. (a)	429,156
		3,845,780
	Capital Markets - 3.42%
8,120	Ameriprise Financial, Inc.	739,570
2,185	BlackRock, Inc.	591,305
189,925	Fortress Investment Group LLC - Class A (b)	1,508,004
77,575	Morgan Stanley	2,090,646
		4,929,525
	Chemicals - 1.42%
5,850	Eastman Chemical Co.	455,715
3,645	Innophos Holdings, Inc.	192,383
7,600	Monsanto Co.	793,212
3,640	PPG Industries, Inc.	608,098
		2,049,408
Number of
Shares		Value
	Commercial Banks - 2.38%
10,650	PNC Financial Services Group, Inc.	$771,593
76,110	Popular, Inc. (a)	1,996,365
18,190	U.S. Bancorp	665,390
		3,433,348
	Commercial Services & Supplies - 1.24%
9,710	ABM Industries, Inc.	258,480
16,450	Iron Mountain, Inc.	444,479
15,080	Republic Services, Inc.	503,069
17,625	The Geo Group, Inc.	586,031
		1,792,059
	Communications Equipment - 2.86%
83,510	Cisco Systems, Inc.	1,955,804
60,265	Juniper Networks, Inc. (a)	1,196,863
14,350	QUALCOMM, Inc.	966,616
		4,119,283
	Computers & Peripherals - 4.46%
8,568	Apple, Inc.	4,084,794
12,650	International Business Machines Corp.	2,342,527
		6,427,321
	Containers & Packaging - 0.32%
11,680	Bemis, Inc.	455,637
	Diversified Consumer Services - 0.19%
9,710	Hillenbrand, Inc.	265,763
	Diversified Financial Services - 2.17%
26,165	Citigroup, Inc.	1,269,264
10,395	CME Group, Inc.	767,983
21,145	JPMorgan Chase & Co.	1,092,985
		3,130,232
	Diversified Telecommunication Services - 0.35%
10,700	Verizon Communications, Inc.	499,262
	Electrical Equipment - 0.44%
9,880	Emerson Electric Co.	639,236
	Electronic Equipment & Instruments - 0.47%
46,385	Corning, Inc.	676,757
	Energy Equipment & Services - 0.84%
9,810	Halliburton Co.	472,351
9,360	National-Oilwell Varco, Inc.	731,110
		1,203,461

See notes to financial statements.

56

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Food & Staples Retailing - 2.51%
7,150	Costco Wholesale Corp.	$823,108
21,470	SYSCO Corp.	683,390
18,390	Walgreen Co.	989,382
8,210	Wal-Mart Stores, Inc.	607,212
8,840	Whole Foods Market, Inc.	517,140
		3,620,232
	Food Products - 2.73%
19,070	B&G Foods, Inc.	658,869
28,755	General Mills, Inc.	1,377,940
9,030	Hershey Co.	835,275
26,020	Mondelez International, Inc. - Class A	817,548
11,860	WhiteWave Foods Co. (a)	236,844
		3,926,476
	Gas Utilities - 0.86%
9,110	AmeriGas Partners, L.P. (b)	392,368
12,350	National Fuel Gas Co. (b)	849,186
		1,241,554
	Health Care Equipment & Supplies - 6.69%
22,260	ArthroCare Corp. (a)	792,011
37,360	Baxter International, Inc.	2,454,179
5,110	Becton, Dickinson & Co.	511,102
254,680	Boston Scientific Corp. (a)	2,989,943
39,765	Medtronic, Inc.	2,117,486
6,010	The Cooper Companies, Inc.	779,437
		9,644,158
	Health Care Providers & Services - 0.43%
17,980	Owens & Minor, Inc. (b)	621,928
	Hotels, Restaurants & Leisure - 1.17%
6,080	Bob Evans Farms, Inc.	348,202
11,100	Darden Restaurants, Inc.	513,819
10,690	Starbucks Corp.	822,809
		1,684,830
	Household Durables - 1.42%
34,305	Jarden Corp. (a)	1,660,362
11,730	Toll Brothers, Inc. (a)	380,404
		2,040,766
Number of
Shares		Value
	Household Products - 0.84%
7,630	Kimberly-Clark Corp.	$718,899
6,570	Procter & Gamble Co.	496,626
		1,215,525
	Insurance - 6.49%
53,995	American International Group, Inc.	2,625,777
19,800	Endurance Specialty Holdings Ltd.	1,063,656
18,080	Navigators Group, Inc. (a)	1,044,482
6,820	PartnerRe Ltd.	624,303
29,280	Prudential Financial, Inc.	2,283,254
39,500	Willis Group Holdings Plc	1,711,535
		9,353,007
	Internet & Catalog Retail - 0.99%
1,920	Amazon.com, Inc. (a)	600,269
810	Priceline.com, Inc. (a)	818,869
		1,419,138
	Internet Software & Services - 2.42%
7,720	eBay, Inc. (a)	430,699
1,630	Google, Inc. (a)	1,427,733
11,780	J2 Global, Inc. (b)	583,346
2,180	LinkedIn Corp. (a)	536,411
9,520	Rackspace Hosting, Inc. (a)	502,275
		3,480,464
	IT Services - 2.47%
5,650	Alliance Data Systems Corp. (a)(b)	1,194,806
1,560	Cognizant Technology Solutions Corp. (a)	128,107
10,310	Paychex, Inc.	418,998
42,710	The Western Union Co.	796,969
5,330	Visa, Inc.	1,018,563
		3,557,443
	Leisure Equipment & Products - 0.53%
16,195	Hasbro, Inc. (b)	763,432
	Life Sciences Tools & Services - 0.64%
10,010	Thermo Fisher Scientific, Inc.	922,421
	Machinery - 2.17%
10,300	Danaher Corp.	713,996
14,765	Dover Corp.	1,326,340
9,990	Parker Hannifin Corp.	1,086,113
		3,126,449

See notes to financial statements.

57

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	COMMON STOCKS (Continued)
	Media - 1.25%
5,720	Liberty Global Plc (a)	$453,882
10,200	The Walt Disney Co. (b)	657,798
19,860	Thomson Reuters Corp. (b)	695,299
		1,806,979
	Metals & Mining - 0.37%
10,820	Nucor Corp.	530,396
	Multiline Retail - 1.09%
15,770	Kohl’s Corp.	816,097
11,750	Target Corp.	751,765
		1,567,862
	Multi-Utilities - 0.17%
9,380	Avista Corp.	247,632
	Oil & Gas - 6.59%
19,290	Apache Corp.	1,642,351
5,890	Chevron Corp.	715,635
26,360	Cimarex Energy Co.	2,541,104
16,470	Consol Energy, Inc.	554,216
27,835	Occidental Petroleum Corp.	2,603,686
8,580	Tesoro Corp.	377,348
11,440	Valero Energy Corp.	390,676
12,705	Williams Partners L.P. (b)	671,840
		9,496,856
	Paper & Forest Products - 0.38%
12,220	International Paper Co.	547,456
	Pharmaceuticals - 5.64%
6,210	Actavis, Inc. (a)	894,240
22,260	Bristol Myers Squibb Co.	1,030,193
45,465	Forest Labs, Inc. (a)	1,945,447
2,535	Johnson & Johnson	219,759
11,530	Merck & Co., Inc.	548,943
75,615	Pfizer, Inc.	2,170,907
34,805	Teva Pharmaceutical Industries Ltd. - ADR	1,314,933
		8,124,422
	Real Estate - 0.47%
29,270	CBRE Group, Inc. (a)	677,015
	Real Estate Management &
	Development - 0.33%
13,130	Alexander & Baldwin, Inc. (a)	472,943
Number of
Shares		Value
	Road & Rail - 1.31%
5,490	J.B. Hunt Transport Services, Inc.	$400,386
19,190	Norfolk Southern Corp.	1,484,346
		1,884,732
	Semiconductor & Semiconductor Equipment - 0.66%
41,560	Intel Corp.	952,555
	Software - 4.12%
19,535	CA, Inc.	579,603
7,570	Citrix Systems, Inc. (a)	534,518
90,365	Microsoft Corp.	3,010,058
16,540	Qlik Technologies, Inc. (a)	566,330
10,590	Red Hat, Inc. (a)	488,622
14,560	salesforce.com, Inc. (a)(b)	755,810
		5,934,941
	Specialty Retail - 4.16%
68,975	Aarons, Inc.	1,910,608
9,810	Home Depot, Inc.	744,089
6,990	Signet Jewelers Ltd.	500,833
41,300	Staples, Inc.	605,045
24,070	The TJX Companies, Inc.	1,357,307
15,660	Williams Sonoma, Inc.	880,092
		5,997,974
	Textiles, Apparel & Luxury Goods - 1.71%
11,655	Coach, Inc.	635,547
9,165	VF Corp.	1,824,293
		2,459,840
	Trading Companies & Distributors - 0.58%
15,325	Aircastle Ltd.	266,808
7,470	Wesco International, Inc. (a)	571,679
		838,487
	Wireless Telecommunication Services - 1.35%
18,005	Rogers Communications, Inc.	774,395
33,370	Vodafone Group Plc - ADR	1,173,957
		1,948,352
	Total Common Stocks (Cost $110,804,472)	138,894,640
	REAL ESTATE INVESTMENT TRUSTS - 1.34%
	Real Estate Investment Trusts - 1.34%
160,890	iStar Financial, Inc. (a)(b)	1,937,115
	Total Real Estate Investment Trusts (Cost $1,257,007)	1,937,115

See notes to financial statements.

58

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	SHORT TERM INVESTMENTS - 2.63%
	Money Market Funds - 2.63%
3,786,268	Federated Prime Obligations Fund	$3,786,268
	Total Short Term Investments (Cost $3,786,268)	3,786,268
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 3.83%
	Money Market Funds - 3.83%
5,513,272	First American Government Obligations Fund	5,513,272
	Total Investments Purchased as Securities Lending Collateral (Cost $5,513,272)	5,513,272
	Total Investments (Cost $121,361,019) - 104.20%	150,131,295
	Liabilities in Excess of Other Assets - (4.20)%	(6,048,575)
	TOTAL NET ASSETS - 100.00%	$144,082,720

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.

See notes to financial statements.

59

GuideMarkSM Global Real Return Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 99.49%
	Exchange Traded Funds - 99.49%
18,302	Energy Select Sector SPDR Fund (a)	$1,516,870
15,044	Market Vectors Gold Miners ETF	377,003
11	PowerShares DB Agriculture Fund (a)(b)	278
477,660	PowerShares DB Commodity Index Tracking Fund (a)(b)	12,304,522
8,623	PowerShares DB Gold Fund (a)(b)	386,052
80,796	PowerShares Global Agriculture Portfolio (a)	2,292,990
201,291	SPDR Barclays Capital TIPS ETF (a)	11,236,064
125,628	SPDR DB International Government Inflation-Protected Bond ETF (b)	7,486,172
191,821	SPDR Dow Jones International Real Estate ETF (a)	8,081,419
92,652	SPDR Dow Jones REIT ETF (a)	6,757,110
72,469	SPDR Metals and Mining ETF (a)	2,654,539
434,759	SPDR S&P Global Natural Resources ETF (a)	21,064,074
63,133	SPDR S&P International Energy Sector ETF (a)	1,589,058
		75,746,151
	Total Investment Companies (Cost $77,377,342)	75,746,151
Number of
Shares		Value
	SHORT TERM INVESTMENTS - 0.66%
	Money Market Funds - 0.66%
505,630	Federated Prime Obligations Fund	$505,630
	Total Short Term Investments (Cost $505,630)	505,630
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 26.17%
	Money Market Funds - 26.17%
19,925,660	First American Government Obligations Fund	19,925,660
	Total Investments Purchased as Securities Lending Collateral (Cost $19,925,660)	19,925,660
	Total Investments (Cost $97,808,632) - 126.32%	96,177,441
	Liabilities in Excess of Other Assets - (26.32)%	(20,040,326)
	TOTAL NET
	ASSETS - 100.00%	$76,137,115

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

60

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Principal
Amount		Value
	ASSET BACKED SECURITIES - 6.15%
$145,591	Accredited Mortgage Loan Trust
	Series 2005-3, 0.420%,
	09/25/2035 (a)	$143,632
	Ally Master Owner Trust
255,000	Series 2013-1, 1.000%,
	02/15/2018	254,170
420,000	Series 2013-2, 0.624%,
	04/15/2018 (a)	419,309
535,000	Series 2012-5, 1.540%,
	09/15/2019	529,106
	American Credit Acceptance
	Receivables Trust
437,550	Series 2012-3, 1.640%, 11/15/2016
	(Acquired 11/27/2012,
	Cost $437,534) (b)	437,293
295,976	Series A, 1.320%, 02/15/2017
	(Acquired 07/31/2013,
	Cost $295,968) (b)	296,103
294,755	Series 2013-1A, 1.450%,
	04/16/2018 (Acquired 03/20/2013,
	Cost $294,731) (b)	294,471
	AmeriCredit Automobile Receivables Trust
265,000	Series A-2, 0.740%, 11/08/2016	265,248
315,000	Series 2012-5, 1.120%, 11/08/2017	314,341
500,000	Apidos CDO
	Series 2013-12A, 1.373%,
	04/15/2025 (Acquired 03/15/2013,
	Cost $500,000) (a)(b)	495,011
184,788	ARI Fleet Lease Trust
	Series 2012-B, 0.474%, 01/15/2021
	(Acquired 10/16/2012,
	Cost $184,788) (a)(b)	184,517
500,000	Atrium IX
	Series 9-A, 1.562%, 02/28/2024
	(Acquired 01/24/2013,
	Cost $500,000) (a)(b)	500,498
500,000	Atrium X
	Series 10-A, 1.396%, 07/16/2025
	(Acquired 04/25/2013,
	Cost $499,250) (a)(b)	494,688
825,000	Babson CLO Ltd.
	Series 2013-IA, 1.312%,
	04/20/2025 (Acquired 05/03/2013,
	Cost $825,000) (a)(b)	816,799

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
$67,905	CarFinance Capital LLC
	Series 2013-1A, 1.650%, 07/17/2017
	(Acquired 05/21/2013,
	Cost $67,904) (b)	$67,750
555,000	Carlyle Global Market Strategies
	Series 2013-3A, 1.390%,
	07/15/2025
	(Acquired 06/10/2013,
	Cost $553,835) (a)(b)	550,330
235,000	CarMax Auto Owner Trust
	Series 2013-3, 1.490%,
	01/15/2019	236,070
365,000	CIFC Funding Ltd.
	Series 2013-1A, 1.432%,
	04/16/2025 (Acquired 02/22/2013,
	Cost $365,000) (a)(b)	361,088
2,190,000	Citibank Credit Card Issuance Trust
	Series 2013-A3, 1.110%,
	07/23/2018	2,198,722
	CNH Equipment Trust
740,000	Series 2011-A, 2.040%,
	10/17/2016	751,592
1,066,153	Series 2012-A, 0.940%,
	05/15/2017 (a)	1,069,181
68,453	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%,
	05/01/2032	50,896
54,981	Countrywide Asset-Backed Certificates
	Series 2005-4, 4.456%,
	10/25/2035 (a)	55,286
	CPS Auto Receivables Trust
405,000	Series 2013-C, 1.620%, 04/16/2018
	(Acquired 09/24/2013,
	Cost $404,952) (b)	404,295
212,767	Series 2013-A, 1.310%, 06/15/2020
	(Acquired 03/12/2013,
	Cost $212,740) (b)	212,171
	CPS Auto Trust
109,419	Series 2012-C, 1.820%, 12/16/2019
	(Acquired 09/11/2012,
	Cost $109,415) (b)	110,040
170,502	Series 2012-D, 1.480%, 03/16/2020
	(Acquired 12/07/2012,
	Cost $170,482) (b)	170,698

See notes to financial statements.

61

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
$641,383	Series 2013-B, 1.820%, 09/15/2020
	(Acquired 06/13/2013,
	Cost $641,371) (b)	$640,370
	Credit Acceptance Auto Loan Trust
265,000	Series 2011-1B, 3.960%,
	09/15/2019 (Acquired 02/07/2013,
	Cost $273,544) (b)	271,880
356,000	Series 2012-2, 1.520%, 03/16/2020
	(Acquired 09/11/2012,
	Cost $355,938) (b)	357,204
425,000	Dryden XXVI Senior Loan Fund
	Series 2013-26A, 1.344%,
	07/15/2025 (Acquired 02/20/2013,
	Cost $425,000) (a)(b)	423,929
131,903	Education Funding Capital Trust I
	Series 2004-1, 0.414%,
	12/15/2022 (a)	131,666
215,000	Enterprise Fleet Financing LLC
	Series 2012-1, 1.410%, 11/20/2017
	(Acquired 11/02/2012,
	Cost $216,470) (b)	215,702
475,000	First Investors Auto Owner Trust
	Series 2013-2A, 1.230%,
	03/15/2019 (Acquired 06/13/2013,
	Cost $474,944) (b)	475,624
650,000	Ford Credit Auto Lease Trust
	Series 2013-A, 0.600%,
	03/15/2016	649,949
100,000	GCO Education Loan Funding Trust
	Series 2006-1, 0.492%,
	05/25/2036 (a)	87,487
	HLSS Servicer Advance Receivables
	Backed Note
435,000	Series 2013-T3, 1.793%,
	05/15/2017 (Acquired 05/17/2013,
	Cost $431,753) (a)(b)	428,199
265,000	Series 2013-T1, 1.495%,
	01/16/2046 (Acquired 01/16/2013,
	Cost $265,823) (a)(b)	264,338
175,000	Series 2013-T1, 2.289%,
	01/15/2048 (Acquired 01/16/2013,
	Cost $175,000) (a)(b)	172,744
Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
$575,000	Madison Park Funding I LLC
	Series 2013-11A, 1.600%,
	10/23/2025 (Acquired 08/16/2013,
	Cost $574,425) (a)(b)	$574,097
509,531	Morgan Stanley
	Series 2003-N, 1.199%,
	10/25/2033 (a)	466,360
1,440,000	Nissan Auto Lease Trust
	Series 2012-B, 0.580%,
	11/16/2015	1,438,847
70,326	Northstar Education Finance, Inc.
	Series 2005-1, 0.364%,
	10/28/2026 (a)	70,314
425,000	Northwoods Capital Ltd.
	Series 2013-10A, 1.695%,
	11/04/2025 (Acquired 09/12/2013,
	Cost $422,790) (b)(g)	422,790
280,000	Oak Hill Credit Partners
	Series 2013-8A, 1.395%,
	04/20/2025 (Acquired 04/17/2013,
	Cost $280,000) (a)(b)	277,234
410,000	Octagon Investment Partners XVI Ltd.
	Series 2013-1A, 1.392%, 07/17/2025
	(Acquired 05/15/2013,
	Cost $409,344) (a)(b)	407,741
220,000	Prestige Auto Receivables Trust
	Series 2013-1A, 1.330%, 05/15/2019
	(Acquired 04/03/2013,
	Cost $219,948) (b)	219,113
695,000	Race Point VIII CLO Ltd.
	Series 2013-8, 1.514%, 02/20/2025
	(Acquired 02/06/2013,
	Cost $695,000) (a)(b)	690,986
140,735	Residential Asset Mortgage
	Products, Inc.
	Series 2004-R, 0.659%,
	03/25/2034 (a)	129,317
290,000	Santander Drive Auto Receivables
	Trust
	Series 2012-5, 1.560%,
	08/15/2018	292,570

See notes to financial statements.

62

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
$120,739	SNAAC Auto Receivables Trust
	Series 2013-1A, 1.140%,
	10/15/2015 (Acquired 04/02/2013,
	Cost $120,734) (b)	$120,641
118,010	U.S. Education Loan Trust, LLC
	Series 2006-1, 0.390%, 03/01/2025
	(Acquired 08/06/2010,
	Cost $115,355) (a)(b)	117,786
	Westlake Automobile Receivables
	Trust
97,156	Series 2012-1, 1.030%, 03/15/2016
	(Acquired 09/19/2012,
	Cost $97,155) (b)	97,248
245,000	Series A-2, 1.120%, 01/15/2018
	(Acquired 09/18/2013,
	Cost $244,973) (b)	245,124
	Total Asset Backed Securities (Cost $21,427,178)	21,372,565
	COLLATERALIZED MORTGAGE OBLIGATIONS - 4.63%
110,000	Bank of America Commercial
	Mortgage Trust
	Series 2007-5, 5.620%,
	02/10/2051	111,522
150,000	BB-UBS Trust
	Series 2012-SHOW, 3.430%,
	11/07/2036 (Acquired 12/05/2012
	through 12/06/2012,
	Cost $156,336) (b)	141,231
	Bear Stearns Commercial Mortgage
	Securities Trust
160,000	Series 2006-PW14, 5.201%,
	12/11/2038 (a)	176,057
225,000	Series 2005-PW10, 5.405%,
	12/11/2040 (a)	240,555
3,250,000	Series 2006-PW13, 5.540%,
	09/11/2041 (a)	3,567,870
438,377	Series 2004-PWR5, 4.831%,
	07/11/2042 (a)	438,249
144,173	Chase Mortgage Financial Trust
	Series 2007-A1, 2.823%,
	02/25/2037 (a)	136,624
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$90,000	Citigroup Commercial Mortgage Trust
	Series 2006-C4, 5.951%,
	03/15/2049 (a)	$98,582
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%,
	08/12/2030 (Acquired 08/15/2013,
	Cost $122,958) (a)(b)	124,808
150,000	Series 2013-CCRE9, 4.022%,
	07/12/2045 (a)	154,067
150,000	Series 2013-LC6, 2.941%,
	01/12/2046 (a)	142,759
125,000	Series 2006-C7, 5.754%,
	06/10/2046 (a)	136,963
210,000	Series 2010-C1, 4.205%,
	07/10/2046 (Acquired 08/14/2012
	through 08/17/2012,
	Cost $236,229) (a)(b)	223,464
255,000	Commercial Mortgage Loan Trust
	Series 2008-LS1, 5.998%,
	12/10/2049 (a)	287,685
330,000	Commercial Mortgage Pass-Through
	Certificate
	Series 2012-CCRE3, 2.822%,
	10/17/2045 (a)	312,897
	Countrywide Home Loans, Inc.
29,920	Series 2004-HYB6, 2.692%,
	11/20/2034 (a)	27,931
161,567	Series 2005-11, 0.479%,
	03/25/2035 (a)	139,336
123,996	Credit Suisse Commercial Mortgage
	Trust
	Series 2006-C4, 5.467%,
	09/15/2039 (a)	135,615
436,054	Credit Suisse First Boston Mortgage
	Securities Corp.
	Series 2005-C1, 5.014%,
	02/18/2038 (a)	451,675
130,000	DBUBS Mortgage Trust
	Series 2011-LC1, 5.002%,
	11/13/2046 (Acquired 02/08/2011,
	Cost $152,746) (a)(b)	144,382

See notes to financial statements.

63

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$400,000	Four Times Square Trust
	Series 2006-4TS, 5.401%,
	12/13/2028 (Acquired 03/22/2011
	through 03/24/2011,
	Cost $464,669) (a)(b)	$444,931
	GS Mortgage Securities Corp.
145,000	Series 2012-ALOH, 3.551%,
	04/12/2034 (Acquired 08/15/2012,
	Cost $150,939) (a)(b)	144,161
179,905	Series 2005-GG4, 4.680%,
	07/10/2039 (a)	180,961
685,000	Series 2012-GCJ7, 3.377%,
	05/12/2045 (a)	687,484
	GS Mortgage Securities Corp. II
145,000	Series 2012-BWTR, 2.954%,
	11/07/2034 (Acquired 12/11/2012,
	Cost $148,297) (a)(b)	135,809
445,000	Series 2005-GG4, 4.751%,
	07/10/2039 (a)	464,952
245,000	Series 2013-GC10, 2.943%,
	02/12/2046 (a)	232,418
345,000	GS Mortgage Securities Trust
	Series 2013-GC12, 3.135%,
	06/10/2046 (a)	330,768
1,205,000	JPMBB Commercial Mortgage
	Securities Trust
	Series 2013-C12, 3.157%,
	07/15/2045 (a)	1,211,049
	JPMorgan Commercial Mortgage
	Securities Corp.
145,000	Series 2012-WLDN, 3.905%,
	05/05/2030 (Acquired 05/07/2013,
	Cost $146,731) (a)(b)	146,177
415,000	Series 2005-LDP2, 4.738%,
	07/15/2042 (a)	435,371
70,000	Series 2011-C5, 4.171%,
	08/15/2046 (a)	73,970
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$130,000	JPMorgan Commercial Mortgage
	Securities Trust
	Series 2012-HSBC, 3.093%,
	07/08/2032 (Acquired 03/11/2013,
	Cost $132,097) (a)(b)	$125,912
	Lehman Brothers-UBS Commercial
	Mortgage Trust
170,631	Series 2005-C3, 4.664%,
	07/15/2030 (a)	171,733
245,000	Series 2006-C4, 6.055%,
	06/15/2038 (a)	269,986
625,000	Series 2007-C1, 5.424%,
	02/15/2040 (a)	693,169
53,949	Series 2007-C2, 5.430%,
	02/15/2040 (a)	59,450
90,000	Morgan Stanley Bank of America
	Merrill Lynch Trust
	Series 2013-C10, 4.219%,
	07/17/2046 (a)	93,394
130,000	OBP Depositor LLC Trust
	Series 2010-OBP, 4.646%,
	07/17/2045 (Acquired 06/25/2010,
	Cost $149,275) (a)(b)	142,736
	Springleaf Mortgage Loan Trust
218,473	Series 2013-1A, 1.270%,
	06/25/2058 (Acquired 04/03/2013,
	Cost $218,456) (a)(b)	215,404
357,994	Series 2013-2, 1.780%,
	12/25/2065 (Acquired 07/03/2013,
	Cost $354,362) (a)(b)	357,123
155,171	Series 2013-2, 3.520%, 12/25/2065
	(Acquired 07/03/2013,
	Cost $149,465) (a)(b)	150,464
311,754	TIAA Seasoned Commercial
	Mortgage Trust
	Series 2007-C4, 5.551%,
	08/15/2039 (a)	321,513

See notes to financial statements.

64

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	UBS-Barclays Commercial Mortgage
	Trust
$250,000	Series 2012-C4, 2.850%,
	12/12/2045 (a)	$234,265
315,000	Series 2013-C6, 3.244%,
	04/10/2046 (a)(c)	304,931
145,000	Series 2012-C2, 3.525%,
	05/10/2063 (a)	144,318
280,000	Wachovia Bank Commercial
	Mortgage Trust
	Series 2005-C18, 4.935%,
	04/15/2042 (a)	292,866
	Wells Fargo-RBS Commercial
	Mortgage Trust
185,000	Series 2011-C2, 4.869%,
	02/15/2044 (Acquired 02/17/2011,
	Cost $212,619) (a)(b)	203,949
375,000	Series 2011-C3, 4.375%,
	03/17/2044 (Acquired 05/27/2011,
	Cost $425,856) (b)	399,086
60,000	Series 2012-C10, 2.875%,
	12/15/2045	56,552
175,000	Series 2013-C14, 3.337%,
	06/15/2046	170,212
	Total Collateralized Mortgage Obligations (Cost $16,205,638)	16,087,386
	CORPORATE OBLIGATIONS - 41.98%
	Aerospace & Defense - 0.58%
480,000	Precision Castparts Corp.
	0.700%, 12/20/2015	478,847
1,525,000	United Technologies Corp.
	1.800%, 06/01/2017	1,553,011
		2,031,858
	Agricultural Products - 0.15%
250,000	Cargill, Inc.
	4.100%, 11/01/2042
	(Acquired 10/24/2012,
	Cost $249,528) (b)	221,038
275,000	Imperial Tobacco Finance Plc
	3.500%, 02/11/2023
	(Acquired 02/05/2013,
	Cost $274,725) (b)	259,690
Principal
Amount		Value
	CORPORATE OBLIGATIONS - 41.98%
	Agricultural Products (Continued)
$25,000	Lorillard Tobacco Co.
	8.125%, 06/23/2019	$30,347
		511,075
	Air Freight & Logistics - 0.09%
315,000	United Parcel Service, Inc.
	1.125%, 10/01/2017	310,743
	Banks - 3.04%
830,000	Bank of Nova Scotia
	0.750%, 10/09/2015	830,338
400,000	BNP Paribas SA
	2.375%, 09/14/2017	405,781
	Branch Banking & Trust Co.
945,000	1.450%, 10/03/2016	951,273
250,000	2.300%, 10/15/2018	251,112
880,000	Canadian Imperial Bank of Commerce
	2.350%, 12/11/2015	908,180
335,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
	2.125%, 10/13/2015	343,366
760,000	Glitnir Bank
	6.693%, 06/15/2016
	(Acquired 06/14/2006,
	Cost $758,848) (a)(d)(e)	3,952
500,000	HSBC Holdings Plc
	6.800%, 06/01/2038	591,152
250,000	Kaupthing Bank Hf
	7.125%, 05/19/2016
	(Acquired 05/12/2006,
	Cost $248,680) (d)(e)	6,562
270,000	KeyCorp
	5.100%, 03/24/2021	297,780
325,000	PNC Bank N.A.
	2.700%, 11/01/2022	296,771
	PNC Funding Corp.
585,000	4.250%, 09/21/2015	623,120
630,000	3.300%, 03/08/2022	616,700
	Royal Bank of Canada
440,000	1.150%, 03/13/2015	443,922
1,140,000	0.625%, 12/04/2015	1,137,925
	Royal Bank of Scotland Group Plc
115,000	5.000%, 11/12/2013	114,661
230,000	2.550%, 09/18/2015	235,048

See notes to financial statements.

65

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
$735,000	SunTrust Banks, Inc.
	3.500%, 01/20/2017	$777,851
	U.S. Bancorp
860,000	1.650%, 05/15/2017	865,765
200,000	4.125%, 05/24/2021	212,695
300,000	Wachovia Bank NA
	6.600%, 01/15/2038	363,810
300,000	Wells Fargo & Co.
	1.500%, 01/16/2018	295,512
		10,573,276
	Beverages - 0.98%
1,815,000	Diageo Capital Plc
	1.500%, 05/11/2017	1,817,240
90,000	Heineken NV
	2.750%, 04/01/2023
	(Acquired 10/02/2012,
	Cost $89,830) (b)	82,376
955,000	Pepsico., Inc.
	1.250%, 08/13/2017	942,012
575,000	SABMiller Holdings, Inc.
	2.200%, 08/01/2018
	(Acquired 08/06/2013,
	Cost 573,580) (b)	574,089
		3,415,717
	Biotechnology - 0.48%
	Amgen, Inc.
40,000	3.625%, 05/15/2022	39,511
450,000	4.950%, 10/01/2041 (c)	422,359
320,000	Celgene Corp.
	5.250%, 08/15/2043	318,206
270,000	Genzyme Corp.
	5.000%, 06/15/2020 (c)	303,027
585,000	Gilead Sciences, Inc.
	2.400%, 12/01/2014	597,304
		1,680,407
	Capital Markets - 4.20%
405,000	Ameriprise Financial, Inc.
	4.000%, 10/15/2023	410,586
2,565,000	Bear Stearns Companies, Inc.
	7.250%, 02/01/2018	3,075,153
Principal
Amount		Value
	Capital Markets (Continued)
	Goldman Sachs Group, Inc.
$70,000	5.625%, 01/15/2017	$77,167
980,000	5.950%, 01/18/2018	1,108,859
45,000	2.375%, 01/22/2018	44,726
95,000	7.500%, 02/15/2019	114,916
125,000	5.750%, 01/24/2022	138,812
700,000	6.750%, 10/01/2037	732,752
	Merrill Lynch & Co., Inc.
1,220,000	6.400%, 08/28/2017	1,404,158
650,000	6.500%, 07/15/2018	759,642
500,000	6.110%, 01/29/2037	516,580
	Morgan Stanley
710,000	1.750%, 02/25/2016	713,841
350,000	5.950%, 12/28/2017	396,358
300,000	5.625%, 09/23/2019	335,206
150,000	5.500%, 01/26/2020	166,208
200,000	5.500%, 07/24/2020	221,072
70,000	4.875%, 11/01/2022	70,164
670,000	3.750%, 02/25/2023 (c)	647,165
1,325,000	State Street Corp.
	2.875%, 03/07/2016	1,387,409
1,155,000	The Bank of New York Mellon Corp.
	2.300%, 07/28/2016	1,196,016
945,000	Wachovia Corp.
	5.750%, 02/01/2018	1,092,690
		14,609,480
	Chemicals - 0.26%
525,000	Dow Chemical Co.
	4.250%, 11/15/2020	550,029
345,000	LYB International Finance BV
	4.000%, 07/15/2023	342,714
		892,743
	Commercial Banks - 0.20%
280,000	Societe Generale SA
	2.625%, 10/01/2018	280,918
	Wells Fargo & Co.
155,000	3.450%, 02/13/2023	145,360
270,000	4.125%, 08/15/2023	264,897
		691,175

See notes to financial statements.

66

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Commercial Services & Supplies - 0.20%
$650,000	International Lease Finance Corp.
	5.750%, 05/15/2016	$692,433
	Computers & Peripherals - 0.81%
1,260,000	Apple, Inc.
	2.400%, 05/03/2023	1,142,928
	EMC Corp.
940,000	1.875%, 06/01/2018	937,505
475,000	2.650%, 06/01/2020	470,911
250,000	Hewlett-Packard Co.
	3.000%, 09/15/2016	258,224
		2,809,568
	Consumer Finance - 2.58%
537,000	American Express Co.
	4.050%, 12/03/2042	466,747
	American Express Credit Corp.
2,235,000	1.750%, 06/12/2015	2,276,683
630,000	1.300%, 07/29/2016	634,211
1,390,000	Capital One Financial Corp.
	2.150%, 03/23/2015	1,412,899
	Caterpillar Financial Services Corp.
650,000	1.100%, 05/29/2015	655,564
840,000	1.625%, 06/01/2017	842,986
	John Deere Capital Corp.
305,000	0.950%, 06/29/2015	307,110
795,000	1.300%, 03/12/2018	780,288
665,000	PACCAR Financial Corp.
	1.150%, 08/16/2016	666,895
200,000	Total Capital International SA
	2.875%, 02/17/2022 (c)	192,228
710,000	Toyota Motor Credit Corp.
	2.050%, 01/12/2017	726,885
		8,962,496
	Diversified Financial Services - 3.66%
	Bank of America Corp.
630,000	7.625%, 06/01/2019	773,461
175,000	5.875%, 01/05/2021	198,631
365,000	5.700%, 01/24/2022	408,411
255,000	4.100%, 07/24/2023	253,923
450,000	Capital One Bank USA N.A.
	3.375%, 02/15/2023	421,738
Principal
Amount		Value
	Diversified Financial Services (Continued)
	Citigroup, Inc.
$350,000	5.000%, 09/15/2014	$363,277
630,000	1.700%, 07/25/2016	633,298
305,000	4.450%, 01/10/2017	330,497
175,000	2.500%, 09/26/2018	174,231
1,285,000	8.500%, 05/22/2019	1,643,169
80,000	3.500%, 05/15/2023	72,336
125,000	6.125%, 08/25/2036	126,192
49,000	6.875%, 03/05/2038	60,773
35,000	6.675%, 09/13/2043	37,818
	Ford Motor Credit Co. LLC
325,000	2.750%, 05/15/2015	332,567
200,000	3.984%, 06/15/2016	211,463
	General Electric Capital Corp.
200,000	4.625%, 01/07/2021	214,941
250,000	5.300%, 02/11/2021	272,311
485,000	4.650%, 10/17/2021	517,745
1,115,000	3.150%, 09/07/2022	1,056,301
150,000	6.750%, 03/15/2032	179,422
940,000	5.875%, 01/14/2038	1,041,134
450,000	Hutchison Whampoa International Ltd.
	3.500%, 01/13/2017
	(Acquired 01/10/2012,
	Cost $469,281) (b)	471,121
	JPMorgan Chase & Co.
125,000	6.300%, 04/23/2019	146,628
415,000	4.250%, 10/15/2020	435,778
400,000	4.500%, 01/24/2022	417,964
135,000	3.250%, 09/23/2022	127,602
305,000	3.375%, 05/01/2023	277,147
280,000	5.625%, 08/16/2043	279,102
110,000	Merrill Lynch & Co., Inc.
	7.750%, 05/14/2038	136,622
690,000	National Rural Utilities Cooperative
	Finance Corp.
	5.450%, 04/10/2017	781,453
300,000	NCUA Guaranteed Notes
	Series 2011-M1, 3.000%,
	06/12/2019	316,242
		12,713,298

See notes to financial statements.

67

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Diversified Manufacturing - 0.41%
$675,000	Cooper U.S., Inc.
	3.875%, 12/15/2020	$701,766
	Tyco Electronics Group SA
270,000	1.600%, 02/03/2015	272,105
405,000	6.550%, 10/01/2017	467,408
		1,441,279
	Diversified Telecommunication Services - 1.81%
	AT&T, Inc.
945,000	0.800%, 12/01/2015 (c)	942,786
440,000	5.350%, 09/01/2040	428,539
470,000	France Telecom SA
	4.375%, 07/08/2014	482,635
	Verizon Communications, Inc.
235,000	3.650%, 09/14/2018	247,898
295,000	3.500%, 11/01/2021	290,659
420,000	2.450%, 11/01/2022	373,149
700,000	5.150%, 09/15/2023 (c)	751,719
605,000	6.400%, 09/15/2033	673,824
150,000	6.400%, 02/15/2038	165,690
350,000	6.550%, 09/15/2043	396,511
1,205,000	Verizon Wireless Capital LLC
	8.500%, 11/15/2018	1,545,858
		6,299,268
	Electric Utilities - 1.22%
100,000	American Electric Power Co., Inc.
	1.650%, 12/15/2017	98,339
	Duke Energy Corp.
555,000	3.550%, 09/15/2021	557,201
70,000	3.050%, 08/15/2022	66,370
	Duke Energy Indiana, Inc.
255,000	4.200%, 03/15/2042	237,107
160,000	4.900%, 07/15/2043	163,872
100,000	Massachusetts Electric Co.
	5.900%, 11/15/2039
	(Acquired 07/09/2013,
	Cost $114,577) (b)	113,883
375,000	Nevada Power Co.
	5.875%, 01/15/2015	399,497
80,000	PPL Electric Utilities Corp.
	4.750%, 07/15/2043	81,970
630,000	PSI Energy, Inc.
	6.050%, 06/15/2016	709,508
Principal
Amount		Value
	Electric Utilities (Continued)
$335,000	Sierra Pacific Power Co.
	3.375%, 08/15/2023	$332,566
	Union Electric Co.
570,000	6.700%, 02/01/2019	688,237
350,000	3.900%, 09/15/2042	312,710
470,000	Westar Energy, Inc.
	6.000%, 07/01/2014	488,786
		4,250,046
	Energy Equipment & Services - 0.49%
275,000	Cameron International Corp.
	6.375%, 07/15/2018	323,909
905,000	Halliburton Co.
	3.250%, 11/15/2021	907,404
395,000	Pride International, Inc.
	6.875%, 08/15/2020	471,410
		1,702,723
	Engineering Construction - 0.13%
470,000	ABB Finance USA, Inc.
	2.875%, 05/08/2022	454,726
	Food & Staples Retailing - 0.38%
	CVS Caremark Corp.
200,000	4.750%, 05/18/2020	221,867
300,000	6.250%, 06/01/2027	357,803
315,000	Walgreen Co.
	3.100%, 09/15/2022	296,973
350,000	Wal-Mart Stores, Inc.
	6.500%, 08/15/2037	435,883
		1,312,526
	Food Products - 0.40%
	ConAgra Foods, Inc.
110,000	1.350%, 09/10/2015	110,949
50,000	1.900%, 01/25/2018	49,397
505,000	3.200%, 01/25/2023	473,372
	Kraft Foods Group, Inc.
350,000	1.625%, 06/04/2015	355,600
400,000	3.500%, 06/06/2022 (c)	395,786
		1,385,104
	Health Care Equipment & Supplies - 0.64%
375,000	Baxter International, Inc.
	1.850%, 01/15/2017	382,036
565,000	Becton, Dickinson & Co.
	3.250%, 11/12/2020	575,342

See notes to financial statements.

68

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Health Care Equipment & Supplies (Continued)
$440,000	Covidien International Finance SA
	2.800%, 06/15/2015	$454,450
800,000	St. Jude Medical, Inc.
	2.500%, 01/15/2016	822,455
		2,234,283
	Health Care Providers & Services - 1.38%
650,000	Cardinal Health, Inc.
	3.200%, 03/15/2023	607,344
	Express Scripts Holding Co.
325,000	3.125%, 05/15/2016	340,389
125,000	3.500%, 11/15/2016	132,391
75,000	Howard Hughes Medical Institute
	3.500%, 09/01/2023	74,981
860,000	Humana, Inc.
	3.150%, 12/01/2022	801,707
	UnitedHealth Group, Inc.
580,000	1.625%, 03/15/2019	559,628
360,000	3.950%, 10/15/2042	309,963
295,000	Ventas Realty LP
	5.700%, 09/30/2043	299,360
	WellPoint, Inc.
1,030,000	4.350%, 08/15/2020	1,095,785
425,000	3.125%, 05/15/2022	404,310
150,000	5.850%, 01/15/2036	161,997
		4,787,855
	Industrial Conglomerates - 0.22%
655,000	Koninklijke Philips Electronics NV
	5.750%, 03/11/2018	755,736
	Insurance - 1.66%
	American International Group, Inc.
100,000	8.250%, 08/15/2018	124,941
30,000	4.875%, 06/01/2022	32,240
710,000	CNA Financial Corp.
	7.350%, 11/15/2019	866,316
505,000	Liberty Mutual Group, Inc.
	5.000%, 06/01/2021 (b)	536,567
270,000	Lincoln National Corp.
	4.000%, 09/01/2023
	(Acquired 04/16/2012,
	Cost $510,672) (b)	269,280
Principal
Amount		Value
	Insurance (Continued)
$1,605,000	Loews Corp.
	5.250%, 03/15/2016	$1,767,665
	Marsh & McLennan Cos., Inc.
100,000	2.300%, 04/01/2017	101,102
275,000	4.050%, 10/15/2023	276,278
255,000	MetLife, Inc.
	4.368%, 09/15/2023	267,118
500,000	New York Life Global Funding
	3.000%, 05/04/2015
	(Acquired 03/19/2012,
	Cost $513,575) (b)	519,321
	Prudential Financial, Inc.
375,000	4.500%, 11/15/2020	403,515
150,000	5.100%, 08/15/2043	148,923
475,000	Trinity Acquisition Plc
	4.625%, 08/15/2023	469,890
		5,783,156
	Internet Software & Services - 0.17%
610,000	eBay, Inc.
	1.350%, 07/15/2017	606,317
	Life Sciences Tools & Services - 0.05%
150,000	Life Technologies Corp.
	6.000%, 03/01/2020	169,140
	Machinery - 0.48%
725,000	Cummins, Inc.
	3.650%, 10/01/2023	731,402
	Eaton Corp.
530,000	5.600%, 05/15/2018	605,312
340,000	2.750%, 11/02/2022
	(Acquired 09/20/2013,
	Cost $314,293) (b)	317,471
		1,654,185
	Media - 1.98%
175,000	CBS Corp.
	7.875%, 07/30/2030	212,659
	Comcast Corp.
1,220,000	5.875%, 02/15/2018	1,424,794
250,000	6.400%, 05/15/2038	297,357
315,000	COX Communications, Inc.
	2.950%, 06/30/2023
	(Acquired 04/24/2013,
	Cost $313,614) (b)	272,451

See notes to financial statements.

69

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Media (Continued)
	DIRECTV Holdings, LLC
$1,565,000	3.800%, 03/15/2022	$1,463,281
335,000	6.350%, 03/15/2040	330,889
	News America, Inc.
275,000	4.500%, 02/15/2021	292,487
250,000	6.150%, 02/15/2041	276,359
	Time Warner Cable, Inc.
246,000	5.850%, 05/01/2017	267,739
670,000	6.750%, 07/01/2018	749,018
75,000	8.750%, 02/14/2019	88,334
	Time Warner, Inc.
400,000	4.700%, 01/15/2021	428,155
225,000	3.400%, 06/15/2022	218,829
225,000	7.625%, 04/15/2031	280,779
135,000	6.500%, 11/15/2036	150,692
145,000	Viacom, Inc.
	5.850%, 09/01/2043	148,134
		6,901,957
	Metals & Mining - 0.54%
495,000	BHP Billiton Finance USA Ltd.
	1.625%, 02/24/2017 (c)	498,434
	Freeport-McMoRan Copper & Gold, Inc.
80,000	2.375%, 03/15/2018
	(Acquired 02/28/2013,
	Cost $79,992) (b)	77,397
75,000	3.100%, 03/15/2020
	(Acquired 02/28/2013,
	Cost $74,971) (b)	70,625
250,000	3.875%, 03/15/2023
	(Acquired 02/28/2013
	through 03/06/2013,
	Cost $249,889) (b)	230,935
505,000	Rio Tinto Finance USA Ltd.
	2.500%, 05/20/2016	520,235
195,000	Teck Resources Ltd.
	6.000%, 08/15/2040	181,810
	Xstrata Finance Canada Ltd.
165,000	2.450%, 10/25/2017
	(Acquired 10/18/2012,
	Cost $164,723) (b)	164,258
Principal
Amount		Value
	Metals & Mining (Continued)
$135,000	4.000%, 10/25/2022
	(Acquired 10/18/2012,
	Cost $134,658) (b)	$126,361
		1,870,055
	Multi-Utilities - 0.84%
300,000	Consumers Energy Co.
	3.375%, 08/15/2023	300,059
650,000	Dominion Resources, Inc.
	1.400%, 09/15/2017	641,484
395,000	Sempra Energy
	6.500%, 06/01/2016	448,892
1,380,000	Xcel Energy, Inc.
	5.613%, 04/01/2017	1,541,797
		2,932,232
	Oil & Gas - 4.40%
150,000	Anadarko Petroleum Corp.
	8.700%, 03/15/2019	193,085
	BP Capital Markets Plc
980,000	4.500%, 10/01/2020 (c)	1,060,409
980,000	2.500%, 11/06/2022	888,311
100,000	3.994%, 09/26/2023	101,000
810,000	Canadian Natural Resources Ltd.
	3.450%, 11/15/2021	808,147
625,000	Cenovus Energy, Inc.
	5.200%, 09/15/2043	620,514
200,000	CNOOC Finance 2013 Ltd.
	3.000%, 05/09/2023	180,128
290,000	CNPC General Capital Ltd.
	1.950%, 04/16/2018
	(Acquired 04/09/2013,
	Cost $290,000) (b)	283,021
1,070,000	ConocoPhillips
	6.650%, 07/15/2018	1,291,253
	Energy Transfer Partners LP
943,000	8.500%, 04/15/2014	979,431
395,000	9.000%, 04/15/2019	499,452
225,000	5.200%, 02/01/2022	236,932
	Husky Energy, Inc.
420,000	5.900%, 06/15/2014	435,243
810,000	3.950%, 04/15/2022	814,531
475,000	Kinder Morgan Energy Partners LP
	3.450%, 02/15/2023 (c)	445,093

See notes to financial statements.

70

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas (Continued)
$365,000	LUKOIL International Finance B.V.
	3.416%, 04/24/2018
	(Acquired 04/17/2013,
	Cost $365,000) (b)	$363,631
505,000	Marathon Oil Corp.
	6.000%, 10/01/2017	580,824
	Nexen, Inc.
100,000	5.875%, 03/10/2035	103,824
150,000	7.500%, 07/30/2039	184,677
225,000	Petrobras Global Finance
	2.000%, 05/20/2016	224,109
	Petrobras International Finance Co.
305,000	3.500%, 02/06/2017	310,475
550,000	5.375%, 01/27/2021	555,272
250,000	6.875%, 01/20/2040	248,085
375,000	Petroleos Mexicanos
	8.000%, 05/03/2019	454,687
	Phillips 66
390,000	1.950%, 03/05/2015	396,053
640,000	4.300%, 04/01/2022	653,608
	Shell International Finance BV
1,085,000	0.625%, 12/04/2015	1,085,591
350,000	3.400%, 08/12/2023	346,740
270,000	Spectra Energy Partners LP
	4.600%, 06/15/2021	279,143
295,000	Valero Energy Corp.
	9.375%, 03/15/2019	382,610
335,000	Williams Cos., Inc.
	3.700%, 01/15/2023	303,131
		15,309,010
	Pharmaceuticals - 1.51%
	Abbvie, Inc.
630,000	1.200%, 11/06/2015	632,605
280,000	1.750%, 11/06/2017	277,974
550,000	2.900%, 11/06/2022	515,378
1,050,000	GlaxoSmithKline Capital Plc
	1.500%, 05/08/2017	1,056,813
505,000	Novartis Capital Corp.
	2.900%, 04/24/2015	524,837
	Sanofi-Aventis SA
1,030,000	1.250%, 04/10/2018	1,006,631
525,000	4.000%, 03/29/2021	557,724
Principal
Amount		Value
	Pharmaceuticals (Continued)
$565,000	Teva Pharmaceutical Finance
	3.000%, 06/15/2015	$584,972
85,000	Zoetis, Inc.
	1.875%, 02/01/2018
	(Acquired 01/16/2013,
	Cost $84,952) (b)	84,231
		5,241,165
	Pipelines - 1.07%
	Enterprise Products Operating LLC
330,000	3.350%, 03/15/2023	312,947
575,000	6.125%, 10/15/2039	638,343
	Spectra Energy Capital LLC
490,000	5.668%, 08/15/2014	510,466
760,000	5.650%, 03/01/2020	832,417
660,000	TransCanada Pipelines Ltd.
	7.625%, 01/15/2039	877,166
500,000	Transocean, Inc.
	6.500%, 11/15/2020	558,928
		3,730,267
	Real Estate - 1.77%
525,000	Boston Properties LP
	3.125%, 09/01/2023	481,936
250,000	Duke Realty LP
	4.375%, 06/15/2022	247,608
335,000	ERP Operating LP
	3.000%, 04/15/2023	308,603
	HCP, Inc.
250,000	2.625%, 02/01/2020	237,544
525,000	5.375%, 02/01/2021	572,075
	Health Care Property Investments, Inc.
125,000	6.300%, 09/15/2016	141,440
200,000	6.000%, 01/30/2017	225,092
	Health Care REIT, Inc.
245,000	2.250%, 03/15/2018	242,693
530,000	4.125%, 04/01/2019	558,882
505,000	5.250%, 01/15/2022	540,565
	Liberty Property LP
325,000	5.500%, 12/15/2016	359,985
25,000	4.125%, 06/15/2022	24,846
25,000	3.375%, 06/15/2023	23,157
350,000	ProLogis LP
	4.250%, 08/15/2023	348,806

See notes to financial statements.

71

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Real Estate (Continued)
$161,000	Realty Income Corp.
	3.250%, 10/15/2022	$148,542
980,000	Simon Property Group, Inc.
	6.125%, 05/30/2018	1,150,594
65,000	UDR, Inc.
	3.700%, 10/01/2020	65,429
	Ventas Realty LP
335,000	2.000%, 02/15/2018	328,590
150,000	2.700%, 04/01/2020	143,171
		6,149,558
	Road & Rail - 0.38%
420,000	Burlington Northern Santa Fe LLC
	7.950%, 08/15/2030	552,759
309,000	Canadian Pacific Railway Ltd.
	4.500%, 01/15/2022	325,980
275,000	CSX Corp.
	6.150%, 05/01/2037	314,874
125,000	Kansas City Southern de Mexico
	SA de CV
	3.000%, 05/15/2023
	(Acquired 04/24/2013,
	Cost $124,954) (b)	115,172
		1,308,785
	Semiconductor & Semiconductor
	Equipment - 0.90%
290,000	Altera Corp.
	1.750%, 05/15/2017	287,835
505,000	Analog Devices, Inc.
	3.000%, 04/15/2016	526,726
565,000	Applied Materials, Inc.
	2.650%, 06/15/2016	588,401
	Intel Corp.
850,000	1.350%, 12/15/2017	839,872
470,000	3.300%, 10/01/2021	468,617
425,000	TSMC Global Ltd.
	1.625%, 04/03/2018
	(Acquired 03/27/2013,
	Cost $424,715) (b)	410,511
		3,121,962
Principal
Amount		Value
	Software - 0.42%
$665,000	CA, Inc.
	4.500%, 08/15/2023	$666,957
795,000	Oracle Corp.
	1.200%, 10/15/2017	781,565
		1,448,522
	Specialty Retail - 0.72%
310,000	AutoZone, Inc.
	4.000%, 11/15/2020	317,279
	Home Depot, Inc.
170,000	2.250%, 09/10/2018	171,999
335,000	2.700%, 04/01/2023	315,006
250,000	5.875%, 12/16/2036	286,313
1,385,000	Lowe’s Cos., Inc.
	3.875%, 09/15/2023	1,405,493
		2,496,090
	Telecommunications - 0.06%
210,000	SBA Tower Trust
	3.598%, 04/15/2018
	(Acquired 04/04/2013,
	Cost $210,000) (b)	209,867
	Thrifts & Mortgage Finance - 0.02%
60,000	Santander Holdings USA, Inc.
	4.625%, 04/19/2016	63,613
	Tobacco - 0.16%
	Altria Group, Inc.
51,000	9.700%, 11/10/2018	67,495
525,000	2.850%, 08/09/2022	481,752
		549,247
	Transportation - 0.16%
550,000	Burlington Northern Santa Fe LLC
	5.150%, 09/01/2043	555,223
	Trucking - 0.13%
	Penske Truck Leasing Co., L.P.
400,000	3.125%, 05/11/2015
	(Acquired 05/08/2012,
	Cost $399,879) (b)	411,884
35,000	4.875%, 07/11/2022
	(Acquired 07/11/2012,
	Cost $35,983) (b)	35,706
		447,590

See notes to financial statements.

72

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Wireless Telecommunication Services - 0.25%
$880,000	Vodafone Group Plc
	1.625%, 03/20/2017	$875,887
	Total Corporate Obligations (Cost $145,573,912)	145,941,643
	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.21%
	Federal Government of Mexico
196,000	4.750%, 03/08/2044	178,360
300,000	5.750%, 10/12/2110	283,500
250,000	Republic of Colombia
	4.375%, 07/12/2021	258,750
	Total Foreign Government Debt Obligations (Cost $672,241)	720,610
	MORTGAGE BACKED SECURITIES - 28.97%
	Federal Home Loan Mortgage Corp.
564,410	Pool #2590NV
	5.000%, 03/15/2018	595,465
800,000	Series K-703, 2.699%,
	05/25/2018 (a)	828,754
7,652	Pool #E9-9763
	4.500%, 09/01/2018	8,104
7,554	Pool #E9-9764
	4.500%, 09/01/2018	8,001
600,000	Series K-705, 2.303%,
	09/25/2018 (a)	608,515
900,000	Series K-706, 2.323%,
	10/25/2018 (a)	912,932
600,000	Series K-709, 2.086%,
	03/25/2019 (a)	598,524
140,333	Pool #D9-6291
	4.500%, 09/01/2023	152,275
395,286	Pool #G1-3624
	5.000%, 08/01/2024	427,660
3,970,000	Pool #J2-5769
	3.500%, 09/01/2028	4,197,181
454,092	Pool #2329ZA
	6.500%, 06/15/2031	509,794
235,368	Pool #2338ZC
	6.500%, 07/15/2031	268,299
399,335	Pool #78-0447
	2.375%, 04/01/2033 (a)	422,764
Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$322	Pool #A4-3129
	5.500%, 02/01/2036	$351
1,228,775	Pool #C0-3815
	3.500%, 03/01/2042	1,248,841
947,261	Pool #U9-0688
	4.000%, 05/01/2042	988,645
2,109,562	Pool #Q0-9949
	3.000%, 08/01/2042	2,059,056
	Federal National Mortgage Association
484,027	Pool #467626
	3.740%, 05/01/2018	523,090
2,553	Pool #685505
	5.000%, 05/01/2018	2,722
2,376	Pool #705709
	5.000%, 05/01/2018	2,533
1,698,020	Pool #AH6301
	4.000%, 05/01/2026	1,805,973
1,689,773	Pool #AI4868
	4.000%, 06/01/2026	1,807,373
1,364,614	Pool #AJ8325
	3.000%, 12/01/2026	1,414,639
1,422,472	Pool #AB5907
	3.000%, 08/01/2027	1,474,903
1,810,340	Pool #AQ5095
	3.000%, 11/01/2027	1,878,256
1,035,875	Pool #AL2877
	3.500%, 01/01/2028	1,095,884
267,324	Pool #544859
	2.711%, 08/01/2029 (a)	278,368
334,557	Pool #786848
	7.000%, 10/01/2031	393,624
12,335	Pool #727181
	5.000%, 08/01/2033	13,486
5,957	Pool #730727
	5.000%, 08/01/2033	6,503
1,674	Pool #741862
	5.500%, 09/01/2033	1,841
2,352	Pool #766197
	5.500%, 02/01/2034	2,582
399	Pool #776974
	5.500%, 04/01/2034	442
297,111	Pool #888504
	2.193%, 04/01/2034 (a)	316,160

See notes to financial statements.

73

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$13,938	Pool #775776
	5.500%, 05/01/2034	$15,319
321,377	Pool #802783
	2.482%, 10/01/2034 (a)	342,025
15,942	Pool #781629
	5.500%,
	12/01/2034	17,382
707	Pool #806098
	6.000%, 12/01/2034	773
232,554	Pool #735504
	6.000%, 04/01/2035	257,805
15,180	Pool #822815
	5.500%, 04/01/2035	16,671
14,724	Pool #357850
	5.500%, 07/01/2035	16,179
13,522	Pool #820242
	5.000%, 07/01/2035	14,766
2,822	Pool #838452
	5.500%, 09/01/2035	3,082
14,742	Pool #865854
	6.000%, 03/01/2036	16,098
28,676	Pool #891474
	6.000%, 04/01/2036	31,695
23,747	Pool #906000
	6.000%, 01/01/2037	25,960
205	Pool #928062
	5.500%, 02/01/2037	223
331	Pool #899119
	5.500%, 04/01/2037	360
351	Pool #938488
	5.500%, 05/01/2037	385
528	Pool #970131
	5.500%, 03/01/2038	579
482	Pool #981313
	5.500%, 06/01/2038	529
590	Pool #985108
	5.500%, 07/01/2038	643
228	Pool #964930
	5.500%, 08/01/2038	250
251	Pool #987032
	5.500%, 08/01/2038	274
348	Pool #968371
	5.500%, 09/01/2038	382
Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$147,099	Pool #AD0095
	6.000%, 11/01/2038	$160,807
229	Pool #993050
	5.500%, 12/01/2038	249
55,484	Pool #993579
	4.000%, 05/01/2039	58,277
14,194	Pool #AA5840
	4.000%, 06/01/2039	14,913
174,243	Pool #AA7670
	4.500%, 06/01/2039	186,557
119,624	Pool #AA8715
	4.000%, 06/01/2039	126,330
14,537	Pool #AA9133
	4.500%, 08/01/2039	15,696
31,520	Pool #AC2861
	4.500%, 08/01/2039	34,022
68,571	Pool #AC6121
	4.500%, 11/01/2039	74,000
11,224	Pool #AC8372
	4.500%, 12/01/2039	11,982
530,940	Pool #AD0586
	4.500%, 12/01/2039	573,252
477,714	Pool #AD5574
	5.000%, 04/01/2040	519,006
2,559,511	Pool #AD4062
	5.000%, 05/01/2040	2,789,635
2,158,911	Pool #AD5661
	5.000%, 05/01/2040	2,360,272
2,594,547	Pool #AB1231
	5.000%, 07/01/2040	2,837,798
98,821	Pool #AD7793
	4.500%, 07/01/2040	105,753
29,829	Pool #AD9896
	4.000%, 08/01/2040	31,354
1,063,792	Pool #AE0217
	4.500%, 08/01/2040	1,137,541
38,016	Pool #AB1500
	4.000%, 09/01/2040	39,970
29,994	Pool #AD9856
	4.000%, 09/01/2040	31,521
36,354	Pool #AE2559
	4.000%, 09/01/2040	38,218

See notes to financial statements.

74

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$11,884	Pool #AE2562
	4.000%, 09/01/2040	$12,486
13,981	Pool #AE2566
	4.000%, 09/01/2040	14,691
81,842	Pool #AE4124
	4.000%, 10/01/2040	86,031
48,469	Pool #AE4888
	4.000%, 10/01/2040	50,940
52,228	Pool #AE3916
	4.000%, 11/01/2040	54,893
8,659	Pool #AE5147
	4.000%, 11/01/2040	9,100
104,970	Pool #AE8715
	4.000%, 11/01/2040	110,305
1,059,395	Pool #AE0698
	4.500%, 12/01/2040	1,134,199
189,199	Pool #AE8893
	4.000%, 12/01/2040	198,773
11,048	Pool #AH0006
	4.000%, 12/01/2040	11,601
31,169	Pool #AH0020
	4.000%, 12/01/2040	32,763
60,246	Pool #AH0599
	4.000%, 12/01/2040	63,356
25,917	Pool #AH0601
	4.000%, 12/01/2040	27,248
99,363	Pool #AE7893
	4.000%, 01/01/2041	104,445
41,337	Pool #AH1263
	4.000%, 01/01/2041	43,467
209,609	Pool #AH2999
	4.000%, 01/01/2041	220,287
415,143	Pool #AB2265
	4.000%, 02/01/2041	437,776
13,073	Pool #AH4659
	4.000%, 02/01/2041	13,743
191,648	Pool #AH5653
	4.000%, 02/01/2041	201,280
81,403	Pool #AH5783
	4.000%, 02/01/2041	85,556
341,612	Pool #AL0934
	5.000%, 02/01/2041	377,312
Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$1,628,054	Pool #AB2537
	5.000%, 03/01/2041	$1,776,102
394,365	Pool #AD1889
	4.500%, 03/01/2041	422,136
24,201	Pool #AH6150
	4.000%, 03/01/2041	25,429
77,827	Pool #AH6583
	4.000%, 03/01/2041	81,821
728,763	Pool #AH4246
	4.500%, 04/01/2041	780,678
3,005,307	Pool #AH8854
	4.500%, 04/01/2041	3,218,671
240,421	Pool #AL0215
	4.500%, 04/01/2041	257,590
2,872,023	Pool #AL0247
	4.000%, 04/01/2041	3,029,206
1,032,717	Pool #AI1856
	4.500%, 05/01/2041	1,110,287
260,091	Pool #AL0187
	5.000%, 05/01/2041	282,488
2,521,660	Pool #AL0208
	4.500%, 05/01/2041	2,702,189
39,462	Pool #AL0456
	5.000%, 06/01/2041	42,886
564,241	Pool #AI7368
	4.500%, 07/01/2041	604,603
2,336,570	Pool #AB3395
	4.500%, 08/01/2041	2,503,827
632,461	Pool #AI7913
	4.500%, 08/01/2041	677,565
200,097	Pool #AI8154
	4.000%, 08/01/2041	210,304
171,808	Pool #AI8842
	4.500%, 08/01/2041	184,112
37,727	Pool #AJ1080
	4.500%, 09/01/2041	40,364
64,549	Pool #AL0815
	4.000%, 09/01/2041	68,160
173,342	Pool #AB3691
	4.000%, 10/01/2041	181,948
22,408	Pool #AJ1562
	4.000%, 10/01/2041	23,664

See notes to financial statements.

75

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$24,483	Pool #AJ1972
	4.000%, 10/01/2041	$25,855
3,281,625	Pool #AJ2212
	4.500%, 10/01/2041	3,522,957
44,992	Pool #AJ3146
	4.500%, 10/01/2041	48,202
239,651	Pool #AJ4044
	4.000%, 10/01/2041	253,194
33,668	Pool #AJ4756
	4.000%, 10/01/2041	35,569
1,891,009	Pool #AL0933
	5.000%, 10/01/2041	2,066,423
1,318,150	Pool #AB3876
	4.000%, 11/01/2041	1,383,662
27,112	Pool #AJ3330
	4.000%, 11/01/2041	28,638
30,478	Pool #AJ4549
	4.000%, 11/01/2041	32,192
23,300	Pool #AJ4698
	4.000%, 11/01/2041	24,614
46,607	Pool #AJ5424
	4.000%, 11/01/2041	49,238
24,951	Pool #AJ7840
	4.000%, 11/01/2041	26,348
28,873	Pool #AB3995
	4.000%, 12/01/2041	30,503
239,328	Pool #AB4054
	4.000%, 12/01/2041	252,835
30,102	Pool #AI0848
	4.000%, 12/01/2041	31,798
27,329	Pool #AJ4187
	4.000%, 12/01/2041	28,867
35,906	Pool #AJ5736
	4.000%, 12/01/2041	37,925
25,536	Pool #AJ5968
	4.000%, 12/01/2041	26,836
34,926	Pool #AJ6061
	4.000%, 12/01/2041	36,907
24,416	Pool #AJ7868
	4.000%, 12/01/2041	25,794
49,965	Pool #AJ8104
	4.000%, 12/01/2041	52,791
Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$29,275	Pool #AJ8109
	4.000%, 12/01/2041	$30,923
23,398	Pool #AJ8171
	4.000%, 12/01/2041	24,714
37,327	Pool #AJ8341
	4.000%, 12/01/2041	39,442
58,414	Pool #AJ8436
	4.000%, 12/01/2041	61,707
23,540	Pool #AJ8912
	4.000%, 12/01/2041	24,874
28,024	Pool #AJ9248
	4.000%, 12/01/2041	29,607
39,133	Pool #AJ2446
	4.000%, 01/01/2042	41,140
36,503	Pool #AJ7538
	4.000%, 01/01/2042	38,572
15,269	Pool #AJ8001
	4.000%, 01/01/2042	16,048
36,597	Pool #AJ8369
	4.000%, 01/01/2042	38,675
32,762	Pool #AJ9162
	4.000%, 01/01/2042	34,621
177,499	Pool #AJ9330
	4.000%, 01/01/2042	187,580
22,750	Pool #AJ9779
	4.000%, 01/01/2042	24,031
29,421	Pool #AK0170
	4.000%, 01/01/2042	31,081
60,945	Pool #AK0543
	4.000%, 01/01/2042	64,392
24,607	Pool #AK0563
	4.000%, 01/01/2042	25,988
54,467	Pool #AK1827
	4.000%, 01/01/2042	57,558
2,564,245	Pool #AB4941
	3.500%, 04/01/2042	2,613,504
2,591,990	Pool #AJ0130
	3.500%, 05/01/2042	2,645,377
9,114,290	Pool #AT3202
	3.500%, 05/01/2042	9,292,377
379,295	Pool #AO4164
	4.000%, 06/01/2042	395,255

See notes to financial statements.

76

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
$188,275	Pool #AB5529
	4.000%, 07/01/2042	$196,226
329,679	Pool #AB6228
	3.500%, 09/01/2042	336,589
2,000,000	Pool #TBA
	3.000%, 10/15/2042	1,954,375
326,726	Pool #AL3896
	4.500%, 01/01/2043	350,023
596,299	Pool #AQ9316
	2.500%, 01/01/2043	555,694
3,453,136	Pool #MA1510
	4.000%, 07/01/2043	3,599,148
	Government National Mortgage Association
238,977	Pool #752842X
	3.950%, 07/15/2025	250,061
32,122	Pool #614436X
	5.000%, 08/15/2033	34,995
525,539	Pool #618907X
	5.000%, 09/15/2033	577,710
62,491	Pool #605098X
	5.000%, 03/15/2034	68,667
70,364	Pool #520279X
	5.000%, 11/15/2034	77,199
1,153,135	Pool #644812X
	6.000%, 05/15/2035	1,288,568
1,140,206	Pool #688021X
	6.000%, 10/15/2038	1,260,771
83,875	Pool #736686X
	5.000%, 02/15/2039	91,391
1,440,876	Pool #723248
	5.000%, 10/15/2039	1,603,017
573,573	Pool #726382
	5.000%, 10/15/2039	638,510
361,304	Pool #782916X
	5.500%, 02/15/2040	396,163
1,212,589	Pool #752599C
	4.000%, 10/20/2040	1,285,994
1,782,494	Pool #752631C
	4.500%, 10/20/2040	1,949,747
2,115,713	Pool #AD8801X
	3.500%, 03/15/2043	2,182,705
	Total Mortgage Backed Securities (Cost $99,017,721)	100,712,522
Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 0.43%
	California, GO,
$230,000	7.500%, 04/01/2034	$292,114
175,000	7.950%, 03/01/2036	202,800
425,000	7.550%, 04/01/2039	553,563
60,000	New York City Transitional Finance
	Authority, Revenue Bond,
	5.000%, 05/01/2042	62,501
	University of California, Refunding,
	Revenue Bond,
205,000	4.601%, 05/15/2031	205,465
155,000	5.000%, 05/15/2038	163,465
	Total Municipal Debt Obligations (Cost $1,392,456)	1,479,908
	U.S. GOVERNMENT AGENCY ISSUES - 1.47%
	Federal Home Loan Mortgage Corp.
300,000	0.500%, 10/15/2013	299,964
1,300,000	1.000%, 03/08/2017	1,305,135
400,000	1.250%, 05/12/2017	403,085
1,200,000	1.000%, 06/29/2017	1,198,339
	Federal National Mortgage Association
200,000	4.125%, 04/15/2014	204,364
1,700,000	0.625%, 10/30/2014	1,708,631
	Total U.S. Government Agency Issues (Cost $5,093,908)	5,119,518
	U.S. TREASURY OBLIGATIONS - 13.53%
	U.S. Treasury Bonds - 2.41%
700,000	5.375%, 02/15/2031	892,992
6,780,000	3.125%, 11/15/2041	6,115,241
1,370,000	3.625%, 08/15/2043 (c)	1,354,374
	U.S. Treasury Notes - 11.12%
870,000	0.375%, 03/15/2015	872,141
1,170,000	1.750%, 07/31/2015	1,201,055
3,960,000	2.000%, 04/30/2016	4,113,450
3,950,000	0.625%, 07/15/2016	3,955,708
5,180,000	0.875%, 01/31/2017	5,193,354
2,720,000	0.875%, 04/30/2017	2,717,982
4,005,000	1.500%, 08/31/2018	4,032,066
6,335,000	2.000%, 11/15/2021	6,193,945
10,670,000	2.000%, 02/15/2022	10,374,494
	Total U.S. Treasury Obligations (Cost $47,408,604)	47,016,802

See notes to financial statements.

77

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	SHORT TERM INVESTMENTS - 3.65%
	Money Market Funds - 3.65%
12,699,183	Federated Prime Obligations Fund	$12,699,183
	Total Short Term Investments (Cost $12,699,183)	12,699,183
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 1.02%
	Money Market Funds - 1.01%
3,534,506	First American Government
	Obligations Fund	3,534,506
4,931	Reserve Primary Fund (f)	191
	Total Money Market Funds (Cost $3,538,761)	3,534,697
Principal
Amount		Value
	Cash - 0.01%
$26,218	Cash	$26,218
	Total Cash (Cost $26,218)	26,218
	Total Investments Purchased as Securities Lending Collateral (Cost $3,564,979)	3,560,915
	Total Investments (Cost $353,055,820) - 102.04%	354,711,052
	Liabilities in Excess of Other Assets - (2.04)%	(7,101,934)
	TOTAL NET ASSETS - 100.00%	$347,609,118

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2013.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $20,869,745, which represents 6.00% of total net assets.
(c)	All or portion of this security is on loan.
(d)	Non-income producing. Item identified as in default as to payment of interest.
(e)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $10,514, which represents 0.00% of total net assets.
(f)	As of September 30, 2013, the Fund has fair valued this security and deemed it illiquid. The value of this security is $191, which represents 0.00% of total net assets.
(g)	As of September 30, 2013, the Fund has fair valued this security. The value of this security is $422,790, which represents 0.12% of total net assets.

See notes to financial statements.

78

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 95.67%
	Alaska - 1.16%
$195,000	Northern Tobacco Securitization Corp.,
	Series A, Refunding, Revenue Bond,
	5.000%, 06/01/2046	$134,800
500,000	Valdez Marine Terminal - BP Pipelines,
	Series B, Refunding, Revenue Bond,
	BP Plc Insured,
	5.000%, 01/01/2021	573,420
		708,220
	Arizona - 2.77%
590,000	Arizona University System Board of
	Regents, Series A, Refunding,
	Revenue Bond,
	5.000%, 07/01/2028	642,221
450,000	Phoenix Civic Improvement
	Wastewater System, Refunding,
	Revenue Bond,
	5.000%, 07/01/2020	497,772
500,000	Salt River Project, Series A,
	Revenue Bond,
	5.000%, 01/01/2021	555,990
		1,695,983
	Arkansas - 1.16%
210,000	Springdale School District,
	Refunding, GO,
	3.000%, 06/01/2024	206,039
500,000	University of Arkansas, Series A,
	Revenue Bond,
	4.125%, 11/01/2030	502,890
		708,929
	California - 7.67%
445,000	California Economic Recovery,
	Series A, Refunding, GO,
	5.250%, 07/01/2021	521,785
395,000	California Municipal Finance
	Authority, Mobile Home Park,
	Series A, Refunding, Revenue Bond,
	6.400%, 08/15/2045	419,707
350,000	California Statewide Community
	Development Authority, Refunding,
	Revenue Bond,
	6.125%, 07/01/2046	328,881
Principal
Amount		Value
	California (Continued)
$320,000	California Statewide Community
	Development Authority, Series A,
	Revenue Bond,
	5.000%, 04/01/2042	$320,877
1,000,000	California, GO,
	6.500%, 04/01/2033	1,187,780
100,000	California, Refunding, GO,
	5.000%, 09/01/2022	117,414
200,000	Golden State Tobacco Securitization,
	Series A, Refunding, Revenue Bond,
	5.750%, 06/01/2047	153,692
1,000,000	Los Angeles Department of Airports,
	Series A, Refunding, Revenue Bond,
	5.250%, 05/15/2029	1,086,370
500,000	San Mateo Joint Powers Financing
	Authority, Series A, Refunding,
	Revenue Bond,
	5.250%, 07/15/2025	558,200
		4,694,706
	Colorado - 2.59%
280,000	Colorado Health Facilities Authority,
	Refunding, Revenue Bond,
	5.000%, 12/01/2028	292,970
500,000	Colorado Regional Transportation
	District, Series A, Revenue Bond,
	5.000%, 11/01/2027	561,190
700,000	Regional Transportation District,
	Revenue Bond,
	6.000%, 01/15/2026	733,229
		1,587,389
	Connecticut - 0.92%
500,000	Connecticut Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	5.000%, 07/01/2025	564,895
	District of Columbia - 0.65%
380,000	District of Columbia, Series A,
	Revenue Bond,
	5.000%, 10/01/2029	398,589
	Florida - 2.31%
300,000	Brevard County Health Facilities
	Authority, Revenue Bond,
	7.000%, 04/01/2039	325,074

See notes to financial statements.

79

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Florida (Continued)
$500,000	Florida Board of Education,
	Series C, Refunding, GO,
	4.000%, 06/01/2025	$526,550
500,000	Miami-Dade County Health Facilities,
	Series A, Refunding, Revenue Bond,
	5.250%, 08/01/2021	559,795
		1,411,419
	Georgia - 2.02%
350,000	Atlanta Water & Wastewater,
	Revenue Bond,
	6.250%, 11/01/2039	389,512
430,000	Georgia, Series I, Refunding, GO,
	5.000%, 07/01/2021	518,004
325,000	Marietta Development Authority,
	Revenue Bond,
	7.000%, 06/15/2039	331,974
		1,239,490
	Guam - 0.35%
215,000	Guam International Airport Authority,
	Series B, Refunding, Revenue Bond,
	5.250%, 10/01/2017	215,000
	Hawaii - 0.93%
85,000	Hawaii, Series CW, Refunding, GO
	5.000%, 04/01/2024	93,929
415,000	Hawaii, Series DJ, GO,
	5.000%, 04/01/2024	475,100
		569,029
	Idaho - 1.90%
1,000,000	Boise-Kuna District, Revenue Bond,
	7.375%, 06/01/2034	1,088,050
75,000	Nampa Development Corp.,
	Tax Allocation,
	5.000%, 09/01/2031	72,247
		1,160,297
	Illinois - 3.52%
225,000	Illinois Financial Authority,
	Revenue Bond,
	7.000%, 08/15/2044	243,934
	Railsplitter Tobacco Settlement
	Authority, Revenue Bond,
750,000	5.000%, 06/01/2018	828,510
500,000	6.250%, 06/01/2024	537,520
Principal
Amount		Value
	Illinois (Continued)
$500,000	University of Illinois, Series C,
	Revenue Bond,
	5.000%, 04/01/2026	$545,350
		2,155,314
	Indiana - 2.47%
500,000	Fishers Industry Redevelopment
	District, Saxony Project,
	Revenue Bond,
	5.250%, 07/15/2034	518,905
400,000	Sheridan Community School’s
	Building Corporation, Revenue
	Bond, FSA Insured,
	5.500%, 07/15/2020	444,796
500,000	Tri-Creek Middle School Building
	Corp., Revenue Bond, FSA Insured,
	5.250%, 07/15/2021	545,335
		1,509,036
	Iowa - 1.01%
600,000	Iowa Finance Authority Pollution
	Control, Revenue Bond,
	FGIC Insured,
	5.000%, 07/01/2014	619,986
	Kansas - 0.49%
455,000	Wyandotte County/Kansas City
	Unified Government, Series B,
	Refunding, Revenue Bond,
	0.000%, 06/01/2021 (a)	299,053
	Louisiana - 1.49%
800,000	Louisiana Citizens Property,
	Revenue Bond,
	6.750%, 06/01/2026	912,352
	Maryland - 3.49%
325,000	Anne Arundel County, Tax Allocation,
	6.100%, 07/01/2040	338,803
600,000	Maryland Department of
	Transportation County T
	Construction, Revenue Bond,
	5.500%, 02/01/2017	691,344
400,000	Maryland Department of
	Transportation, Revenue Bond,
	5.000%, 02/15/2026	450,540

See notes to financial statements.

80

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Maryland (Continued)
$400,000	Maryland Student Housing Economic
	Development, Revenue Bond,
	5.750%, 06/01/2033	$413,312
250,000	Prince George’s County, Series B,
	Refunding, GO,
	3.000%, 03/01/2026	244,907
		2,138,906
	Massachusetts - 3.43%
250,000	Cambridge, GO,
	3.000%, 02/15/2018	268,645
430,000	Massachusetts Development Finance
	Agency, Series A, Revenue Bond,
	5.450%, 04/15/2014	435,035
785,000	Massachusetts Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	5.500%, 11/15/2036	873,478
500,000	Massachusetts Health & Educational
	Facilities Authority, Series B,
	Revenue Bond,
	5.000%, 10/01/2038	525,445
		2,102,603
	Minnesota - 1.44%
250,000	Minneapolis & St. Paul Housing &
	Redevelopment Authority,
	Series B-1, Refunding,
	Revenue Bond,
	0.240%, 11/15/2035 (b)	250,000
560,000	Rochester Health Care Facilities
	Mayo Clinic, Series C, Revenue Bond,
	4.500%, 11/15/2038 (b)	629,541
		879,541
	Missouri - 3.05%
135,000	Missouri Board of Public Buildings,
	Series A, Refunding, Revenue Bond,
	3.000%, 10/01/2026	122,141
500,000	Missouri Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.375%, 03/15/2039	538,100
500,000	Missouri Highway & Transportation
	Commission, Series B, Revenue Bond,
	5.000%, 05/01/2024	548,750
Principal
Amount		Value
	Missouri (Continued)
$250,000	Sikeston Electric, Refunding,
	Revenue Bond,
	5.000%, 06/01/2018	$274,213
350,000	St. Louis Airport, Revenue Bond,
	6.625%, 07/01/2034	386,319
		1,869,523
	Nebraska - 0.90%
500,000	Omaha Public Power Distributors,
	Series B, Revenue Bond,
	5.000%, 02/01/2027	550,460
	New Hampshire - 0.20%
120,000	New Hampshire Health & Educational
	Facilities Authority, Refunding,
	Revenue Bond,
	5.000%, 07/01/2027	123,764
	New Jersey - 3.78%
150,000	City of Paterson, Refunding, GO,
	5.000%, 01/15/2024	166,440
500,000	New Jersey State Transportation
	Trust Fund Authority, Series A,
	Refunding, Revenue Bond,
	5.500%, 12/15/2021	592,240
500,000	New Jersey State Transportation
	Trust Fund Authority, Series B,
	Revenue Bond,
	5.000%, 06/15/2042	506,340
300,000	New Jersey Turnpike Authority,
	Series A, Revenue Bond,
	5.000%, 01/01/2038	308,103
300,000	New Jersey Turnpike Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 01/01/2022	345,414
555,000	Tobacco Settlement Financing Corp.,
	Series 1A, Refunding, Revenue Bond,
	5.000%, 06/01/2041	397,558
		2,316,095
	New York - 8.66%
325,000	Brooklyn Arena Local Development
	Corp., Revenue Bond,
	6.500%, 07/15/2030	351,523
500,000	Build NYC Resource Corp.,
	Refunding, Revenue Bond,
	5.000%, 08/01/2020	551,885

See notes to financial statements.

81

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New York (Continued)
$480,000	Hudson Yards Infrastructure Corp.,
	Series A, Revenue Bond,
	5.750%, 02/15/2047	$508,901
500,000	Metropolitan Transportation Authority,
	Series F, Revenue Bond,
	5.000%, 11/15/2014	526,175
95,000	Nassau County Local Economic
	Assistance Corp., Refunding,
	Revenue Bond,
	5.000%, 07/01/2019	105,217
40,000	New York City Industrial Development
	Agency, Series A, Refunding,
	Revenue Bond,
	5.000%, 07/01/2022	40,850
325,000	New York Dormitory Authority,
	Revenue Bond,
	6.125%, 12/01/2029	327,320
250,000	New York Dormitory Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 07/01/2038	263,933
500,000	New York Environmental Facilities,
	Revenue Bond,
	5.500%, 10/15/2027	615,140
900,000	New York, GO,
	5.375%, 04/01/2036	991,719
500,000	New York, Series E, GO,
	4.000%, 12/15/2027	518,750
500,000	Tobacco Settlement Financing Corp.,
	Revenue Bond,
	5.250%, 06/01/2021	501,665
		5,303,078
	North Carolina - 2.54%
500,000	North Carolina Capital Facilities
	Finance Agency, Series B,
	Refunding, Revenue Bond,
	5.000%, 10/01/2038	521,185
320,000	North Carolina Eastern Municipal
	Power Agency Power Systems,
	Series A, Revenue Bond,
	5.000%, 01/01/2025	352,579
250,000	North Carolina Eastern Municipal
	Power Agency Power Systems,
	Series B, Refunding, Revenue Bond,
	6.250%, 01/01/2023	310,362
Principal
Amount		Value
	North Carolina (Continued)
$305,000	North Carolina, Series C,
	Refunding, GO,
	5.000%, 05/01/2022	$368,242
		1,552,368
	North Dakota - 0.86%
500,000	University of North Dakota,
	Refunding, Revenue Bond,
	5.000%, 04/01/2032	528,695
	Ohio - 2.27%
375,000	Buckeye Tobacco Settlement
	Financial Authority, Series A,
	Revenue Bond,
	5.875%, 06/01/2047	281,422
500,000	Ohio Air Quality Development
	Authority, Series A, Revenue Bond,
	5.700%, 08/01/2020	556,630
500,000	Ohio Higher Education Facilities
	Commission, Refunding,
	Revenue Bond,
	5.000%, 01/01/2026	549,525
		1,387,577
	Oregon - 0.72%
400,000	Clackamas County School
	District, GO,
	5.000%, 06/15/2021 (b)	440,024
	Pennsylvania - 6.96%
1,000,000	Allegheny County Hospital
	Development Authority, Series A,
	Revenue Bond,
	5.000%, 09/01/2014	1,043,860
180,000	Allegheny County Industrial
	Development Authority, Refunding,
	Revenue Bond,
	6.500%, 05/01/2017	189,880
350,000	Butler County Hospital Authority,
	Revenue Bond,
	7.125%, 07/01/2029	412,489
200,000	Montgomery County Industrial
	Development Authority,
	Revenue Bond,
	6.000%, 02/01/2021	200,080

See notes to financial statements.

82

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Pennsylvania (Continued)
$400,000	Pennsylvania Economic Development
	Financing Authority, Albert Einstein
	Health Care, Series A, Refunding,
	Revenue Bond,
	6.250%, 10/15/2023	$430,064
205,000	Pennsylvania Economic Development
	Financing Authority, Allegheny
	Energy Supply, Revenue Bond,
	7.000%, 07/15/2039	209,354
	Pennsylvania Higher Educational
	Facilities Authority, Revenue Bond,
500,000	5.250%, 07/01/2019	531,760
400,000	5.800%, 07/01/2030	399,960
250,000	Pennsylvania Higher Educational
	Facilities Authority, Series E,
	Refunding, Revenue Bond,
	5.000%, 05/15/2019	284,945
500,000	Philadelphia Gas Works, Refunding,
	Revenue Bond,
	5.250%, 08/01/2017	560,755
		4,263,147
	Puerto Rico - 1.14%
620,000	Puerto Rico Commonwealth, Series B,
	Prerefunded, Refunding, GO,
	5.250%, 07/01/2032	697,990
	South Carolina - 1.12%
250,000	South Carolina Public Service
	Authority, Series E, Revenue Bond,
	5.000%, 12/01/2048	245,915
450,000	South Carolina Transportation
	Infrastructure Bank, Series B,
	Refunding, Revenue Bond,
	4.000%, 10/01/2030	437,013
		682,928
	South Dakota - 0.84%
500,000	South Dakota Housing Development
	Authority, Series A, Revenue Bond,
	4.250%, 05/01/2015	513,815
Principal
Amount		Value
	Texas - 11.97%
$430,000	Central Texas Regional Mobility
	Authority, Series A, Refunding,
	Revenue Bond,
	6.000%, 01/01/2041	$434,223
635,000	Clifton Texas Higher Education
	Finance Corp., Series A, Refunding,
	Revenue Bond,
	4.000%, 12/01/2015	645,370
200,000	Dallas-Fort Worth International
	Airport, Series B, Revenue Bond,
	5.000%, 11/01/2026	214,464
515,000	Frisco Texas Independent School
	District, Series A, GO,
	6.000%, 08/15/2038	584,705
300,000	Grand Parkway Transportation Corp.,
	Series B, Revenue Bond,
	5.000%, 04/01/2053	292,929
425,000	Harris County Industrial Development,
	Revenue Bond,
	5.000%, 02/01/2023	454,928
500,000	Houston, GO,
	5.250%, 03/01/2028	553,335
580,000	La Porte Independent School
	District, GO,
	5.250%, 02/15/2024	645,273
250,000	North Texas Tollway Authority,
	Series A, Revenue Bond,
	5.000%, 09/01/2020	289,610
770,000	North Texas Tollway Authority,
	Series E, Refunding, Revenue Bond,
	5.750%, 01/01/2038 (b)	849,333
155,000	San Antonio Electric & Gas,
	Refunding, Revenue Bond,
	5.000%, 02/01/2022	183,453
400,000	Texas Private Activity Surface
	Transportation Corp., LBJ
	Infrastructure, Revenue Bond,
	7.500%, 06/30/2033	454,876
	Texas Private Activity Surface
	Transportation Corp., Revenue Bond,
445,000	7.500%, 12/31/2031	506,290
85,000	7.000%, 12/31/2038	90,166
115,000	6.750%, 06/30/2043	119,451

See notes to financial statements.

83

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas (Continued)
$500,000	Texas Transportation Commission,
	Revenue Bond,
	5.000%, 04/01/2018	$565,750
400,000	Texas, Series A, GO,
	5.000%, 04/01/2022	444,600
		7,328,756
	Utah - 0.93%
500,000	Utah Associated Municipal Power
	Systems San Juan Project,
	Refunding, Revenue Bond,
	5.500%, 06/01/2022	571,720
	Virginia - 2.66%
1,000,000	Henry County Public Service
	Authority Water & Sewer,
	Refunding, Revenue Bond,
	FSA Insured,
	5.500%, 11/15/2019	1,144,730
400,000	Virginia College Building Authority
	Educational Facilities, Revenue Bond,
	5.750%, 01/01/2034	484,568
		1,629,298
	Washington - 1.74%
500,000	Energy Northwest Washington
	Electric, Series D, Revenue Bond,
	5.000%, 07/01/2035	526,000
500,000	King County Hospital, Refunding,
	GO, MBIA Insured,
	5.000%, 12/01/2021	537,435
		1,063,435
	Wisconsin - 3.56%
500,000	Southeast Wisconsin Professional
	Baseball Park Sales Tax, Series A,
	Revenue Bond, MBIA Insured,
	5.500%, 12/15/2026	578,295
150,000	Wisconsin Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.125%, 02/01/2038	133,832
220,000	Wisconsin Public Finance Authority,
	Refunding, Revenue Bond,
	5.000%, 07/01/2022	223,095
Principal
Amount		Value
	Wisconsin (Continued)
$150,000	Wisconsin Public Financing Authority,
	Refunding, Revenue Bond,
	5.750%, 10/01/2031	$136,231
1,000,000	Wisconsin, Series A, Refunding,
	Revenue Bond,
	6.000%, 05/01/2033	1,109,080
		2,180,533
	Total Municipal Debt Obligations (Cost $56,397,627)	58,573,943

Number of
Shares
	SHORT TERM INVESTMENTS - 2.57%
	Money Market Funds - 2.57%
1,570,814	Fidelity Tax Exempt Portfolio	1,570,814
	Total Short Term Investments (Cost $1,570,814)	1,570,814
	Total Investments (Cost $57,968,441) - 98.24%	60,144,757
	Other Assets in Excess of Liabilities - 1.76%	1,077,917
	TOTAL NET ASSETS - 100.00%	$61,222,674

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond.
(b)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2013.

Glossary of Terms

FGIC	- Financial Guaranty Insurance Corp.
FSA	- Financial Security Assurance, Inc.
GO	- General Obligation
MBIA	- Municipal Bond Investors Assurance Corp.

See notes to financial statements.

84

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Principal
Amount		Value
	ASSET BACKED SECURITIES - 0.90%
$190,000	Air Canada Class A
	Series 2013-1, 4.125%, 11/15/2026
	(Acquired 04/24/2013,
	Cost $190,000) (b)	$178,838
250,000	American Airlines Class A Pass
	Through Trust
	Series 2013-2, 4.950%, 07/15/2024
	(Acquired 07/24/2013,
	Cost $250,000) (b)	251,250
200,000	American Express Credit Account
	Master Trust
	Series 2013-1A, 0.602%,
	02/16/2021 (a)	200,245
137,000	AmeriCredit Automobile Receivables
	Trust
	Series 2013-4, 3.310%, 10/08/2019	137,600
	British Airways Plc
208,000	Series 2013-1, 5.625%, 12/20/2021
	(Acquired 06/25/2013,
	Cost $208,000) (b)	213,720
208,000	Series 2013-1, 4.625%, 12/20/2025
	(Acquired 06/25/2013,
	Cost $208,000) (b)	208,520
505,155	Diamond Resorts Owner Trust
	Series 2011-1A, 4.000%, 03/20/2023
	(Acquired 04/21/2011,
	Cost $501,665) (b)	515,261
270,000	Nissan Auto Receivables Owner Trust
	Series 2013-B, 0.520%, 04/15/2016	270,176
160,053	Sierra Receivables Funding Co. LLC
	Series 2012-1A, 2.840%, 11/20/2028
	(Acquired 03/14/2012,
	Cost $160,019) (b)	161,019
	Total Asset Backed Securities (Cost $2,124,662)	2,136,629
	BANK LOANS - 3.96%
85,000	Acosta
	5.000%, 03/02/2018	85,383
75,000	Activision Blizzard, Inc.
	2.754%, 09/12/2020	75,094
	Alcatel-Lucent USA, Inc.
544,971	5.750%, 01/30/2019	549,447
383,075	6.250%, 01/30/2019	522,084
Principal
Amount		Value
	BANK LOANS (Continued)
$75,000	Allflex Holdings III
	4.250%, 06/03/2020	$75,352
74,438	AmeriForge Group, Inc.
	5.000%, 12/19/2019	74,624
129,025	AmWINS Group, Inc.
	5.000%, 09/06/2019	129,831
124,062	AOT Bedding Super Holdings, LLC
	5.000%, 10/01/2019	124,579
139,300	Apex Tool Group, LLC
	4.500%, 01/31/2020	139,953
224,438	Arysta LifeScience Corp.
	4.500%, 05/22/2020	224,718
236,400	Ascend Performance Materials LLC
	6.750%, 04/10/2018	224,875
69,475	Asurion Corporation
	4.500%, 05/24/2019	68,935
167,221	Blackboard, Inc.
	6.250%, 10/04/2018	168,726
277,887	BMC Software, Inc.
	5.000%, 08/08/2020	279,580
80,000	Boyd Gaming Corp.
	4.000%, 08/08/2020	80,033
	Brand Energy and Infrastructure
	Services, Inc.
140,071	6.250%, 10/16/2018	140,749
33,617	6.250%, 10/23/2018	33,780
35,000	CeramTec
	4.250%, 07/30/2020	35,000
50,000	Coinmach
	4.253%, 11/14/2019	50,000
85,000	Cooper Gay Swett & Crawford Ltd.
	8.250%, 10/05/2020	84,150
205,000	Crown Castle International Corp.
	3.250%, 01/31/2019	203,481
74,438	Dematic Corp.
	5.250%, 12/28/2019	74,965
69,824	Dole Food Company
	3.753%, 04/01/2020	69,810
170,000	DS Waters of America, Inc.
	5.250%, 08/19/2020	170,956
94,763	Dynegy, Inc.
	4.000%, 04/23/2020	94,743
69,475	FleetPride Corp.
	5.250%, 11/19/2019	67,391

See notes to financial statements.

85

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	BANK LOANS (Continued)
$57,857	Fogo de Chão Churrascaria LLC
	11.000%, 01/20/2020	$58,074
203,970	Fortescue Metals Group Ltd.
	5.250%, 10/18/2017	205,059
190,000	Gardner Denver, Inc.
	4.250%, 07/23/2020	188,522
153,838	Getty Images, Inc.
	4.750%, 10/18/2019	137,620
45,000	Harbor Freight Tools USA, Inc.
	4.750%, 07/25/2019	45,529
94,072	HarbourVest Partners
	4.750%, 11/21/2017	94,778
34,913	Integra Telecom, Inc.
	5.250%, 02/22/2019	35,185
155,000	Kasima, LLC
	3.250%, 05/17/2021	154,516
	Level 3 Communications, Inc.
32,678	4.000%, 08/01/2019	32,752
110,442	3.248%, 01/15/2020	110,696
90,000	Matrix Acquisition Corp.
	4.000%, 06/03/2020	90,197
95,000	MEI, Inc.
	5.000%, 08/15/2020	95,238
234,413	Murray Energy Co.
	4.750%, 05/24/2019	234,486
138,950	NXP Semiconductors USA, Inc.
	4.750%, 01/11/2020	141,295
64,622	Orascom Construction Industries Co.
	6.250%, 08/13/2019	64,783
219,450	Pacific Drilling Co.
	4.500%, 06/04/2018	220,712
224,438	Pact Group Pty. Ltd.
	3.750%, 05/29/2020	221,772
90,000	Paradigm
	10.500%, 07/24/2020	91,181
270,000	Patriot Coal Corporation (DIP)
	9.250%, 10/04/2013	270,000
183,613	Phoenix Services, LLC
	7.750%, 06/30/2017	184,990
118,803	Pinnacle Agriculture Holdings, LLC
	4.750%, 11/06/2018	119,546
	Power Team Services
5,000	3.250%, 05/06/2020	4,950
40,000	4.250%, 05/06/2020	39,600
Principal
Amount		Value
	BANK LOANS (Continued)
$105,000	Rocket Software, Inc.
	10.250%, 02/08/2019	$105,158
44,888	Seminole Hard Rock Hotel & Casino
	3.500%, 05/08/2020	44,906
105,000	Sensus Metering Systems
	8.500%, 05/09/2018	102,900
89,550	Sequa Corp.
	5.250%, 12/19/2017	89,979
78,408	Six3 Systems, Inc.
	7.000%, 10/04/2019	78,898
92,121	Sprouts Farmers Markets, LLC
	4.000%, 04/23/2020	92,524
49,875	Stallion Oilfield Services, Inc.
	8.000%, 06/17/2018	50,872
274,907	SUPERVALU, Inc.
	5.000%, 03/21/2019	274,521
153,838	Taminco Group Holdings
	4.250%, 02/15/2019	154,799
45,000	Tata Chemicals Ltd.
	3.750%, 08/07/2020	44,972
	The TriZetto Group, Inc.
137,860	4.750%, 05/02/2018	128,899
35,000	8.500%, 03/28/2019	31,150
223,875	TI Automotive Limited
	5.500%, 03/27/2019	225,274
50,000	Transdigm Group, Inc.
	3.750%, 02/25/2020	49,925
29,700	Transtar, Inc.
	5.500%, 10/09/2018	29,886
180,000	Triple Point Technology, Inc.
	9.250%, 07/10/2021	171,675
64,513	Tube City IMS, LLC
	6.000%, 03/20/2019	64,227
220,000	U.S. Airways Group, Inc.
	4.250%, 05/23/2019	219,358
49,501	United Surgical Partners
	International, Inc.
	4.750%, 04/03/2019	49,934
220,000	US Foods, Inc.
	4.500%, 03/31/2019	219,519
143,913	Valeant Pharmaceuticals
	International, Inc.
	4.500%, 06/27/2020	145,149

See notes to financial statements.

86

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	BANK LOANS (Continued)
$35,000	Warner Music Group
	3.750%, 07/01/2020	$34,883
48,911	WESCO International, Inc.
	4.500%, 12/12/2019	49,223
218,599	Wilsonart International, Inc.
	4.000%, 10/31/2019	217,205
	Total Bank Loans (Cost $9,325,880)	9,365,556
	COLLATERALIZED MORTGAGE OBLIGATIONS - 14.81%
	Alternative Loan Trust
183,910	Series 2003-4CB, 5.750%,
	04/25/2033	190,080
100,632	Series 2004-14T2, 5.500%,
	08/25/2034	99,838
96,172	Series 2006-4CB, 5.500%,
	04/25/2036	87,463
247,277	Series 2006-J4, 6.250%,
	07/25/2036	166,347
228,926	Series 2007-4CB, 5.750%,
	04/25/2037	197,787
154,572	Banc of America Alternative
	Loan Trust
	Series 2003-10, 5.500%,
	12/25/2033	157,326
	Banc of America Funding Corp.
205,378	Series 2004-B, 2.976%,
	11/20/2034 (a)	191,011
2,120,891	Series 2006-3, 5.750%,
	03/25/2036	2,016,500
118,299	Series 2008-R4, 0.643%, 07/25/2037
	(Acquired 10/17/2012,
	Cost $78,523) (a)(b)	73,375
	Bank of America Mortgage
	Securities, Inc.
137,037	Series 2005-A, 2.945%,
	02/25/2035 (a)	134,995
1,699,264	Series 2007-1, 6.000%,
	01/25/2037	1,684,353
241,970	Bear Stearns Adjustable Rate
	Mortgage Trust
	Series 2004-1, 2.956%,
	04/25/2034 (a)	225,322
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$240,000	Bear Stearns Commercial Mortgage
	Securities Trust
	Series 2003-PWR2, 6.060%,
	05/11/2039 (Acquired 03/06/2012,
	Cost $245,965) (a)(b)	$243,521
118,714	Bella Vista Mortgage Trust
	Series 2005-1, 0.463%,
	02/22/2035 (a)	102,038
835,000	CFCRE Commercial Mortgage Trust
	Series 2011-C1, 5.732%, 04/15/2044
	(Acquired 04/19/2011 and 05/17/2011,
	Cost $828,301) (a)(b)	859,908
	Chase Mortgage Finance Trust
1,425,005	Series 2007-S3, 6.000%,
	05/25/2037	1,223,159
54,186	Series 2007-A1, 2.842%,
	02/25/2037 (a)	52,930
	CHL Mortgage Pass-Through Trust
73,401	Series 2004-HYB4, 2.629%,
	09/20/2034 (a)	69,876
320,381	Series 2004-HYB8, 3.532%,
	01/20/2035 (a)	309,753
98,769	Series 2005-11, 0.463%,
	04/25/2035 (a)	78,721
118,308	Series 2005-13, 5.500%,
	06/25/2035	117,107
212,656	Series 2006-10, 6.000%,
	05/25/2036	189,031
195,741	Series 2006-20, 6.000%,
	02/25/2037	173,550
141,552	Citicorp Mortgage Securities Trust
	Series 2006-4, 6.000%,
	08/25/2036	143,678
225,000	Citigroup Commercial Mortgage Trust
	Series 2013-375P, 3.635%,
	05/11/2035 (Acquired 05/16/2013,
	Cost $210,306) (a)(b)	192,485
651,297	Citigroup Mortgage Loan Trust
	Series 2010-8, 4.000%, 11/25/2036
	(Acquired 11/01/2012,
	Cost $671,098) (b)	659,106

See notes to financial statements.

87

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	CitiMortgage Alternative Loan Trust
$172,817	Series 2006-A3, 6.000%,
	07/25/2036	$153,385
329,687	Series 2007-A6, 6.000%,
	06/25/2037	264,688
155,124	Series 2007-A6, 6.000%,
	06/25/2037	124,541
	Credit Suisse First Boston Mortgage
	Securities Corp.
68,354	Series 2005-1, 5.250%,
	05/25/2028	70,087
176,850	Series 2005-10, 5.500%,
	11/25/2035	154,768
208,571	Credit Suisse Mortgage Capital
	Certificates
	Series 2006-8, 6.500%,
	10/25/2021	176,263
	Credit Suisse Mortgage Capital
	Mortgage-Backed Securities
832,109	Series 2006-9, 6.000%,
	11/25/2036	791,996
840,617	Series 2007-1, 6.000%,
	02/25/2037	753,515
100,000	Del Coronado Trust
	Series 2013-HDMZ, 5.183%,
	03/15/2018 (Acquired 04/01/2013,
	Cost $100,163) (a)(b)	100,440
1,102,701	Deutsche Alt-A Securities, Inc.
	Series 2006-AR1, 5.368%,
	02/25/2036 (a)	877,070
381,000	Extended Stay America Trust
	Series 2013-ESH, 4.171%,
	12/05/2031 (Acquired 01/31/2013,
	Cost $398,097) (a)(b)	383,730
699,367	First Horizon Alternative Mortgage
	Securities
	Series 2007-FA4, 6.250%,
	08/25/2037	601,831
850,357	First Horizon Mortgage
	Pass-Through Trust
	Series 2007-4, 6.000%,
	08/25/2037	799,307
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	GMAC Mortgage Loan Trust
$22,771	Series 2003-J7, 5.000%,
	11/25/2033	$23,251
290,451	Series 2005-AR4, 3.494%,
	07/19/2035 (a)	265,115
	GSR Mortgage Loan Trust
168,609	Series 2004-14, 2.718%,
	12/25/2034 (a)	167,056
59,721	Series 2004-14, 3.068%,
	12/25/2034 (a)	51,798
195,377	Series 2005-AR4, 2.714%,
	07/25/2035 (a)	178,260
205,000	Series 2005-AR6, 2.663%,
	09/25/2035 (a)	200,577
245,883	Series 2006-8F, 6.000%,
	09/25/2036	208,796
1,424,835	Series 2006-9F, 6.500%,
	10/25/2036	1,259,948
737,221	Series 2007-4F, 6.000%,
	07/25/2037	685,856
647,820	Impac Secured Assets Trust
	Series 2007-2, 0.303%,
	05/25/2037 (a)	417,567
967,181	IndyMac IMJA Mortgage Loan Trust
	Series A-1, 6.250%, 11/25/2037	873,916
	IndyMac Index Mortgage Loan Trust
927,695	Series 2005-AR1, 2.630%,
	03/25/2035 (a)	911,951
55,374	Series 2005-AR16IP, 0.513%,
	07/25/2045 (a)	48,734
	JP Morgan Chase Commercial
	Mortgage Securities Trust
98,906	Series 2013-JWMZ, 6.182%,
	04/15/2018 (Acquired 05/23/2013,
	Cost $99,940) (a)(b)	100,004
8,698,685	Series 2012-C8, 2.365%,
	10/17/2045 (a)(c)	1,037,992
	JP Morgan Mortgage Trust
188,879	Series 2005-A2, 2.554%,
	04/25/2035 (a)	187,377
104,736	Series 2005-A5, 2.881%,
	08/25/2035 (a)	103,081

See notes to financial statements.

88

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$207,348	Series 2005-S3, 6.000%,
	01/25/2036	$181,842
195,276	Series 2007-S1, 5.750%,
	03/25/2037	160,192
	Master Adjustable Rate Mortgages
	Trust
1,040,946	Series 2006-2, 2.970%,
	01/25/2036 (a)	986,402
452,401	Series 2006-2, 2.917%,
	04/25/2036 (a)	422,837
	MASTR Alternative Loan Trust
68,079	Series 2003-9, 5.250%,
	11/25/2033	71,214
73,183	Series 2004-5, 5.500%,
	06/25/2034	75,115
79,358	Series 2004-5, 6.000%,
	06/25/2034	82,330
185,113	Series 2004-8, 6.000%,
	09/25/2034	185,568
260,863	Merrill Lynch Alternative Note
	Asset Trust
	Series 2007-F1, 6.000%,
	03/25/2037	186,645
130,079	Merrill Lynch Mortgage Investors
	Trust
	Series 2006-2, 2.200%,
	05/25/2036 (a)	127,783
400,000	Morgan Stanley Capital I Trust
	Series 2011-C2, 5.493%,
	06/17/2044 (Acquired 06/22/2011,
	Cost $346,282) (a)(b)	379,436
	Morgan Stanley Mortgage Loan Trust
1,443,153	Series 2005-10, 6.000%,
	12/25/2035	1,193,919
333,322	Series 2006-11, 6.000%,
	08/25/2036	286,487
200,000	Motel 6 Trust
	Series 2012-MTL6, 3.781%,
	10/07/2025 (Acquired 11/02/2012,
	Cost $199,999) (a)(b)	194,668
118,419	New York Mortgage Trust
	Series 2006-1, 2.862%,
	05/25/2036 (a)	103,068
Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Residential Asset Securitization Trust
$376,180	Series 2005-A8CB, 5.375%,
	07/25/2035	$319,235
1,344,555	Series 2007-A2, 6.000%,
	04/25/2037	1,191,359
72,345	Series 2007-A5, 6.000%,
	05/25/2037	63,416
1,060,686	Series 2007-A6, 6.000%,
	06/25/2037	924,818
1,341,652	Series 2007-A7, 6.000%,
	07/25/2037	1,060,644
177,660	Residential Funding Mortgage
	Securities I
	Series 2006-S1, 5.750%,
	01/25/2036	179,392
	Structured Adjustable Rate Mortgage
	Loan Trust
249,320	Series 2004-16, 2.510%,
	11/25/2034 (a)	240,293
93,152	Series 2005-14, 0.503%,
	07/25/2035 (a)	77,320
180,738	Structured Asset Securities Corp.
	Mortgage Pass-Through
	Series 2004-20, 5.750%,
	11/25/2034	192,446
1,809,090	SunTrust Alternative Loan Trust
	Series 2005-1F, 5.750%,
	12/25/2035	1,626,066
	WaMu Mortgage Pass-Through
	Certificates
198,691	Series 2004-AR14, 2.430%,
	01/25/2035 (a)	201,651
51,803	Series 2006-AR17, 0.987%,
	12/25/2046 (a)	48,113
275,758	Series 2006-AR19, 2.204%,
	01/25/2047 (a)	245,550
96,409	Series 2007-OA3, 0.934%,
	04/25/2047 (a)	86,667
51,373	Series 2004-CB2, 5.500%,
	07/25/2034	53,235
541,240	Wells Fargo Alternative Loan Trust
	Series 2007-PA1, 6.000%,
	03/25/2037	457,629

See notes to financial statements.

89

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Wells Fargo Mortgage Backed
	Securities Trust
$55,207	Series 2003-J, 4.532%,
	10/25/2033 (a)	$55,575
153,715	Series 2004-A, 4.743%,
	02/25/2034 (a)	155,365
177,725	Series 2005-11, 5.500%,
	11/25/2035	181,038
118,528	Series 2005-17, 5.500%,
	01/25/2036	119,629
1,290,849	Series 2006-4, 5.500%,
	04/25/2036	1,256,893
	Total Collateralized Mortgage Obligations (Cost $35,038,764)	34,986,000

Number of
Shares
	COMMON STOCKS - 1.50%
	Banks - 0.03%
1,386	HSBC Holdings Plc - ADR	75,204
	Chemicals - 0.16%
1,149	Rockwood Holdings, Inc.	76,868
4,838	The Dow Chemical Co.	185,779
4,610	Tronox Ltd.	112,807
		375,454
	Diversified Financial Services - 0.05%
2,213	JPMorgan Chase & Co.	114,390
	Diversified Telecommunication Services - 0.22%
3,328	AT&T, Inc.	112,553
5,466	Deutsche Telekom AG - ADR	79,804
5,482	Orange SA - ADR	68,580
5,051	Telefonica SA - ADR (d)	78,189
3,962	Verizon Communications, Inc.	184,867
		523,993
	Food & Staples Retailing - 0.08%
1,957	CVS Caremark Corp.	111,060
995	Wal-Mart Stores, Inc.	73,590
		184,650
	Industrial Conglomerates - 0.03%
634	Siemens AG - ADR	76,403
Number of
Shares		Value
	Machinery - 0.05%
4,379	Komatsu Ltd. - ADR (d)	$109,781
	Office Electronics - 0.02%
1,139	Canon, Inc. - ADR	36,448
	Oil & Gas - 0.27%
1,210	Chevron Corp.	147,015
1,731	Exxon Mobil Corp.	148,935
1,751	Royal Dutch Shell Plc - ADR	115,006
3,359	Statoil ASA - ADR	76,182
2,679	Total SA - ADR	155,168
		642,306
	Pharmaceuticals - 0.19%
988	Bayer AG - ADR	116,525
2,248	GlaxoSmithKline Plc - ADR	112,782
3,962	Pfizer, Inc.	113,749
2,258	Sanofi - ADR	114,322
		457,378
	Semiconductor & Semiconductor
	Equipment - 0.10%
1,239	KLA-Tencor Corp.	75,393
3,759	Texas Instruments, Inc.	151,375
		226,768
	Software - 0.02%
1,161	Microsoft Corp.	38,673
	Tobacco - 0.13%
3,231	Altria Group, Inc.	110,985
712	British American Tobacco Plc - ADR	74,867
1,271	Philip Morris International, Inc.	110,056
		295,908
	Trading Companies & Distributors - 0.06%
1,839	Mitsubishi Corp. - ADR (d)	74,296
251	Mitsui & Co. Ltd. - ADR (d)	73,166
		147,462
	Transportation - 0.01%
22	CEVA Holdings, LLC (d)(e)	29,791
	Wireless Telecommunication Services - 0.08%
5,681	Vodafone Group Plc - ADR	199,858
	Total Common Stocks (Cost $3,218,632)	3,534,467

See notes to financial statements.

90

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CONVERTIBLE OBLIGATIONS - 1.88%
	Auto Components - 0.06%
$60,000	TRW Automotive, Inc.
	3.500%, 12/01/2015	$146,775
	Automobiles - 0.17%
205,000	Ford Motor Co.
	4.250%, 11/15/2016	406,028
	Biotechnology - 0.16%
135,000	Gilead Sciences, Inc.
	1.625%, 05/01/2016	374,035
	Communications Equipment - 0.09%
135,000	Ciena Corp.
	3.750%, 10/15/2018
	(Acquired 01/17/2012,
	Cost $139,253) (b)	199,547
	Computers & Peripherals - 0.15%
110,000	EMC Corp.
	1.750%, 12/01/2013	175,863
130,000	SanDisk Corp.
	1.500%, 08/15/2017	172,575
		348,438
	Energy Equipment & Services - 0.07%
135,000	Hornbeck Offshore Services, Inc.
	1.500%, 09/01/2019	174,825
	Internet & Catalog Retail - 0.16%
	priceline.com, Inc.
93,000	1.000%, 03/15/2018	119,970
253,000	0.350%, 06/15/2020
	(Acquired 08/07/2013 through
	09/13/2013, Cost $257,639) (b)	266,124
		386,094
	Metals & Mining - 0.41%
780,000	B2Gold Corp.
	3.250%, 10/01/2018
	(Acquired 08/19/2013,
	Cost $780,000) (b)	756,815
184,000	United States Steel Corp.
	2.750%, 04/01/2019	204,585
		961,400
	Oil & Gas - 0.29%
105,000	Chesapeake Energy Corp.
	2.750%, 11/15/2035	108,938
Principal
Amount		Value
	Oil & Gas (Continued)
$285,000	Cobalt International Energy, Inc.
	2.625%, 12/01/2019	$301,744
335,000	Peabody Energy Corp.
	4.750%, 12/15/2041	270,512
		681,194
	Pharmaceuticals - 0.06%
50,000	Mylan, Inc.
	3.750%, 09/15/2015	145,156
	Semiconductor & Semiconductor
	Equipment - 0.19%
120,000	Intel Corp.
	3.250%, 08/01/2039	148,801
80,000	Micron Technology, Inc.
	3.125%, 05/01/2032	152,100
90,000	Xilinx, Inc.
	2.625%, 06/15/2017	146,475
		447,376
	Software - 0.07%
160,000	Nuance Communications, Inc.
	2.750%, 11/01/2031	162,500
	Total Convertible Obligations (Cost $4,031,902)	4,433,368

Number of
Shares
	CONVERTIBLE PREFERRED STOCKS - 0.77%
	Automobiles - 0.20%
9,570	General Motors Co.	479,936
	Metals & Mining - 0.10%
10,575	ArcelorMittal SA	227,257
	Multi-Utilities - 0.08%
3,748	Dominion Resources, Inc. VA	199,918
	Oil & Gas - 0.09%
200	Chesapeake Energy Corp.
	(Acquired 10/19/2012,
	Cost $200,633) (b)	221,125
	Real Estate - 0.30%
5,451	iStar Financial, Inc.	303,239
7,500	Weyerhaeuser Co.	397,350
		700,589
	Total Convertible Preferred Stocks (Cost $1,685,944)	1,828,825

See notes to financial statements.

91

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS - 18.49%
	Aerospace & Defense - 0.33%
	Meccanica Holdings USA, Inc.
$575,000	7.375%, 07/15/2039 (Acquired
	08/17/2011 through 04/11/2013,
	Cost $534,813) (b)	$530,253
305,000	6.250%, 01/15/2040 (Acquired
	11/29/2012 and 12/07/2012,
	Cost $267,940) (b)	255,417
		785,670
	Airlines - 0.57%
	Continental Airlines, Inc.
135,000	6.125%, 04/29/2018 (f)	137,362
306,483	6.545%, 08/02/2020	333,300
70,000	5.500%, 04/29/2022	69,912
85,000	4.000%, 04/29/2026	82,238
255,645	Delta Air Lines, Inc.
	6.821%, 02/10/2024 (a)	284,405
414,252	U.S. Airways Group, Inc.
	5.900%, 04/01/2026	432,894
		1,340,111
	Auto Components - 0.04%
100,000	The Goodyear Tire & Rubber Co.
	6.500%, 03/01/2021	102,250
	Banks - 2.43%
1,275,000	Banco Santander Brasil SA
	8.000%, 03/18/2016 (Acquired
	05/02/2013, Cost $641,380) (b)	535,014
200,000,000	Banco Santander Chile
	6.500%, 09/22/2020 (Acquired
	11/29/2012 through 12/06/2012,
	Cost $422,852) (b)	393,264
345,000	Barclays Bank PLC
	6.000%, 01/14/2021	519,477
	CIT Group, Inc.
100,000	5.375%, 05/15/2020	104,000
100,000	5.000%, 08/15/2022	98,177
1,000,000	Halyk Savings Bank of Kazakhstan JSC
	7.250%, 01/28/2021 (Acquired
	04/05/2011 and 04/11/2011,
	Cost $1,016,255) (b)	1,042,500
385,000	ING Bank NV
	5.800%, 09/25/2023 (Acquired
	09/16/2013, Cost $383,241) (b)	391,048
Principal
Amount		Value
	Banks (Continued)
$505,000	Intesa Sanpaolo SpA
	6.500%, 02/24/2021 (Acquired
	03/07/2013 and 03/08/2013,
	Cost $543,334) (b)	$526,065
	Royal Bank of Scotland Group Plc
200,000	6.934%, 04/09/2018	297,535
675,000	6.125%, 12/15/2022	682,383
575,000	Standard Chartered Plc
	5.200%, 01/26/2024 (Acquired
	09/23/2013, Cost $574,494) (b)	578,858
410,000	UniCredit SpA
	6.950%, 10/31/2022	572,894
		5,741,215
	Building Products - 0.09%
210,000	Builders FirstSource, Inc.
	7.625%, 06/01/2021 (Acquired
	05/16/2013 through 09/05/2013,
	Cost $209,194) (b)	210,525
	Business Services - 0.50%
1,120,000	Alfa Bond OJSC Via Alfa Bond
	Issuance Plc
	7.750%, 04/28/2021 (Acquired
	04/19/2011, Cost $1,120,000) (b)	1,192,800
	Capital Markets - 0.17%
440,000	Morgan Stanley
	4.100%, 05/22/2023	411,197
	Chemicals - 0.65%
400,000	Alpek SA de CV
	5.375%, 08/08/2023 (Acquired
	08/05/2013, Cost $400,000) (b)	397,000
100,000	Ashland, Inc.
	4.750%, 08/15/2022	94,250
	Hercules, Inc.
660,000	6.500%, 06/30/2029	590,700
210,000	8.750%, 07/15/2021 (Acquired
	06/28/2013, Cost $210,000) (b)	223,650
	Ineos Group Holdings SA
67,366	7.875%, 02/15/2016 (Acquired
	10/25/2011, Cost $87,949) (b)	92,275
100,000	6.500%, 08/15/2018 (Acquired
	05/02/2013, Cost $130,659) (b)	133,087
		1,530,962

See notes to financial statements.

92

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Commercial Services & Supplies - 0.14%
$100,000	Jaguar Holding Co. I
	9.375%, 10/15/2017 (Acquired
	10/10/2012, Cost $98,463) (a)(b)	$106,250
225,000	ServiceMaster Co.
	7.000%, 08/15/2020	213,750
		320,000
	Communications - 0.09%
200,000	Univision Communications, Inc.
	7.875%, 11/01/2020 (Acquired
	04/20/2011, Cost $211,182) (b)	219,750
	Construction & Engineering - 0.20%
	Odebrecht Finance Ltd.
300,000	8.250%, 04/25/2018 (Acquired
	04/17/2013, Cost $149,348) (b)	112,992
400,000	4.375%, 04/25/2025 (Acquired
	06/28/2013 and 08/23/2013,
	Cost $351,018) (b)	348,000
		460,992
	Construction Materials - 0.09%
200,000	Cemex S.A.B. de C.V.
	9.000%, 01/11/2018 (Acquired
	07/06/2011 and 07/13/2012,
	Cost $191,642) (b)	216,500
	Consumer Finance - 0.37%
200,000	Ally Financial, Inc.
	7.500%, 09/15/2020	225,500
	SLM Corp.
100,000	8.450%, 06/15/2018	113,250
100,000	5.500%, 01/15/2019	99,138
455,000	Springleaf Finance Corp.
	6.000%, 06/01/2020 (Acquired
	07/17/2013, Cost $422,766) (b)	439,075
		876,963
	Distributors - 0.26%
660,000	Glencore Funding LLC
	4.125%, 05/30/2023 (Acquired
	05/28/2013, Cost $652,912) (b)	611,734
	Diversified Financial Services - 1.04%
223,026	Doric Nimrod Air Finance Alpha Ltd.
	5.125%, 11/30/2024 (Acquired
	06/28/2012, Cost $223,026) (b)	223,583
Principal
Amount		Value
	Diversified Financial Services (Continued)
$300,000	General Electric Capital Corp.
	7.125%, 06/15/2022 (a)	$327,510
100,000	General Motors Financial Co., Inc.
	3.250%, 05/15/2018 (Acquired
	05/07/2013, Cost $100,000) (b)	97,500
190,000	Hexion U.S. Finance Corp.
	8.875%, 02/01/2018	197,600
	JPMorgan Chase & Co.
100,000	6.000%, 12/29/2049 (a)	94,250
800,000	4.250%, 11/02/2018	630,982
100,000	Nuveen Investments, Inc.
	9.500%, 10/15/2020 (Acquired
	09/12/2012, Cost $100,000) (b)	98,250
297,000	PNK Finance Corp.
	6.375%, 08/01/2021 (Acquired
	07/30/2013, Cost $297,000) (b)	304,425
383,200	Schahin II Finance Co SPV Ltd.
	5.875%, 09/25/2022 (Acquired
	03/21/2012 and 04/25/2012,
	Cost $383,566) (b)	366,914
111,000	Stearns Holdings, Inc.
	9.375%, 08/15/2020 (Acquired
	07/30/2013, Cost $111,000) (b)	113,775
		2,454,789
	Diversified Telecommunication Services - 0.43%
100,000	Cricket Communications, Inc.
	7.750%, 10/15/2020	113,625
100,000	Frontier Communications Corp.
	7.625%, 04/15/2024	100,500
710,000	Qwest Corp.
	7.200%, 11/10/2026	712,148
95,000	Telecom Italia Capital SA
	7.721%, 06/04/2038	91,915
		1,018,188
	Electric Utilities - 0.32%
580,000	Cia de Eletricidade do Estado
	da Bahia
	11.750%, 04/27/2016 (Acquired
	04/19/2011, Cost $367,321) (b)	246,650
300,000	Enel SpA
	8.750%, 09/24/2073 (Acquired
	09/17/2013, Cost $297,549) (b)	307,500

See notes to financial statements.

93

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
$200,000	InterGen NV
	7.000%, 06/30/2023 (Acquired
	06/07/2013, Cost $196,463) (b)	$201,000
		755,150
	Energy Equipment & Services - 0.09%
200,000	CGG
	7.750%, 05/15/2017	206,250
	Food Distributors - 0.02%
50,000	KeHE Distributors LLC / KeHE
	Finance Corp.
	7.625%, 08/15/2021 (Acquired
	07/30/2013, Cost $50,000) (b)	50,844
	Food Products - 0.59%
	BRF SA
900,000	7.750%, 05/22/2018 (Acquired
	05/15/2013, Cost $444,719) (b)	323,851
300,000	5.875%, 06/06/2022 (Acquired
	05/31/2012, Cost $297,210) (b)	299,250
200,000	3.950%, 05/22/2023 (Acquired
	07/22/2013, Cost $175,866) (b)	172,500
200,000	Del Monte Corp.
	7.625%, 02/15/2019	208,500
200,000	JBS USA, LLC/JBS USA Finance, Inc.
	8.250%, 02/01/2020 (Acquired
	01/25/2012 and 05/17/2012,
	Cost $197,069) (b)	211,500
	Sun Merger Sub, Inc.
65,000	5.250%, 08/01/2018 (Acquired
	07/19/2013, Cost $65,000) (b)	66,787
100,000	5.875%, 08/01/2021 (Acquired
	07/19/2013, Cost $100,000) (b)	101,625
		1,384,013
	Health Care Providers & Services - 0.22%
200,000	CHS/Community Health Systems, Inc.
	8.000%, 11/15/2019	210,750
200,000	HCA, Inc.
	7.875%, 02/15/2020	216,125
100,000	Tenet Healthcare Corp.
	8.125%, 04/01/2022 (Acquired
	09/13/2013, Cost $100,000) (b)	104,625
		531,500
Principal
Amount		Value
	Holding Companies-Diversified - 0.06%
$100,000	Faenza GmbH
	8.250%, 08/15/2021 (Acquired
	07/25/2013, Cost $132,850) (b)	$139,344
	Hotels, Restaurants & Leisure - 0.25%
250,000	Caesars Entertainment Operating Co., Inc.
	11.250%, 06/01/2017	254,375
100,000	ClubCorp Club Operations, Inc.
	10.000%, 12/01/2018	111,250
200,000	MGM Resorts International
	7.500%, 06/01/2016	224,500
		590,125
	Household Durables - 0.02%
160,000	Desarrolladora Homex SAB de CV
	9.750%, 03/25/2020 (Acquired
	04/12/13 through 04/17/2013,
	Cost $96,192) (b)	40,000
	Household Products - 0.11%
250,000	Reynolds Group Issuer LLC
	8.250%, 02/15/2021 (a)	253,125
	Insurance - 0.66%
700,000	Assicurazioni Generali SpA
	7.750%, 12/12/2042 (a)	1,026,306
545,000	AXA SA
	6.379%, 12/01/2049 (Acquired
	10/17/2012 through 04/11/2013,
	Cost $514,766) (a)(b)	526,606
		1,552,912
	Internet Software & Services - 0.04%
100,000	Equinix, Inc.
	5.375%, 04/01/2023	95,000
	IT Services - 0.04%
105,000	Broadridge Financial Solutions, Inc.
	3.950%, 09/01/2020	106,186
	Machinery - 0.09%
200,000	Navistar International Corp.
	8.250%, 11/01/2021	203,500
	Media - 0.46%
	Clear Channel Communications, Inc.
440,000	5.500%, 09/15/2014	434,500
200,000	9.000%, 03/01/2021	194,500
	Clear Channel Worldwide Holdings, Inc.
50,000	7.625%, 03/15/2020	51,875
100,000	6.500%, 11/15/2022	102,500

See notes to financial statements.

94

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Media (Continued)
$150,000	DISH DBS Corp.
	7.125%, 02/01/2016	$165,187
37,000	DreamWorks Animation SKG, Inc.
	6.875%, 08/15/2020 (Acquired
	08/07/2013, Cost $37,000) (b)	38,573
100,000	Gannett Co, Inc.
	5.125%, 07/15/2020 (Acquired
	07/24/2013, Cost $98,566) (b)	98,500
		1,085,635
	Metals & Mining - 0.60%
250,000	FMG Resources Ltd.
	6.875%, 02/01/2018 (Acquired
	04/26/2011, Cost $262,890) (b)	262,187
200,000	FQM Akubra, Inc.
	8.750%, 06/01/2020 (Acquired
	05/15/2012, Cost $197,168) (b)	215,000
365,000	Newcrest Finance Pty Ltd.
	4.200%, 10/01/2022 (Acquired
	06/04/2013 through 06/06/2013,
	Cost $352,162) (b)	303,173
740,000	Samarco Mineracao SA
	4.125%, 11/01/2022 (Acquired
	10/26/2012 and 06/05/2013,
	Cost $702,772) (b)	645,650
		1,426,010
	Multi-Utilities - 0.07%
250,000	Texas Competitive Electric Holdings
	Co., LLC
	11.500%, 10/01/2020 (Acquired
	04/14/2011 and 11/09/2011,
	Cost $242,435) (b)	174,062
	Oil & Gas - 3.99%
200,000	Chaparral Energy, Inc.
	8.250%, 09/01/2021	212,000
200,000	Chesapeake Energy Corp.
	6.125%, 02/15/2021	208,500
100,000	Clayton Williams Energy, Inc.
	7.750%, 04/01/2019	100,000
800,000	Gazprom Neft OAO Via GPN
	Capital SA
	4.375%, 09/19/2022 (Acquired
	04/11/2013, Cost $806,934) (b)	740,000
Principal
Amount		Value
	Oil & Gas (Continued)
	Halcon Resources Corp.
$175,000	9.750%, 07/15/2020	$185,937
100,000	9.250%, 02/15/2022 (Acquired
	08/08/2013, Cost $100,000) (b)	104,250
250,000	Linn Energy LLC/Linn Energy
	Finance Corp.
	7.750%, 02/01/2021	252,500
800,000	Lukoil International Finance BV
	4.563%, 04/24/2023 (Acquired
	04/25/2013, Cost $806,768) (b)	746,200
	OGX Austria GmbH
200,000	8.500%, 06/01/2018 (Acquired
	04/17/2013, Cost $122,230) (b)	33,000
800,000	8.375%, 04/01/2022 (Acquired
	03/27/2012 through 06/29/2012,
	Cost $770,692) (b)	132,000
200,000	Offshore Group Investment Ltd.
	7.500%, 11/01/2019	211,500
100,000	Penn Virginia Corp.
	8.500%, 05/01/2020	102,000
43,000	Petroleos Mexicanos
	7.650%, 11/24/2021 (Acquired
	12/01/2011, Cost $316,078) (b)	345,260
4,650,000	Petroleos de Venezuela SA
	4.900%, 10/28/2014	4,387,275
	Plains Exploration & Production Co.
250,000	6.625%, 05/01/2021	268,341
140,000	6.750%, 02/01/2022	149,952
200,000	Quicksilver Resources, Inc.
	9.125%, 08/15/2019	184,000
725,000	Rosneft Oil Co. via Rosneft
	International Finance Ltd.
	4.199%, 03/06/2022 (Acquired
	11/29/2012 and 06/05/2013,
	Cost $702,055) (b)	670,625
200,000	Samson Investment Co.
	10.000%, 02/15/2020 (Acquired
	02/06/2012, Cost $200,000) (b)	213,000
187,000	Whiting Petroleum Corp.
	5.000%, 03/15/2019	187,935
		9,434,275

See notes to financial statements.

95

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Pharmaceuticals - 0.14%
$105,000	Valeant Pharmaceuticals International
	6.375%, 10/15/2020 (Acquired
	04/11/2013, Cost $112,208) (b)	$109,725
200,000	VPII Escrow Corp.
	7.500%, 07/15/2021 (Acquired
	06/27/2013, Cost $200,000) (b)	216,500
		326,225
	Pipelines - 0.26%
400,000	IFM US Colonial Pipeline 2 LLC
	6.450%, 05/01/2021 (Acquired
	08/24/2012 and 09/06/2012,
	Cost $435,805) (b)	420,936
	Sabine Pass Liquefaction LLC
100,000	5.625%, 02/01/2021 (Acquired
	01/29/2013, Cost $100,000) (b)	98,375
100,000	5.625%, 04/15/2023 (Acquired
	04/10/2013, Cost $100,000) (b)	96,375
		615,686
	Publishing - 0.08%
200,000	Visant Corp.
	10.000%, 10/01/2017	187,000
	Real Estate - 0.10%
	Host Hotels & Resorts LP
150,000	5.250%, 03/15/2022	155,955
75,000	3.750%, 10/15/2023	69,566
		225,521
	Road & Rail - 0.04%
100,000	PBF Holding Co. LLC/PBF
	Finance Corp.
	8.250%, 02/15/2020	104,000
	Semiconductor & Semiconductor
	Equipment - 0.19%
250,000	Abengoa Finance SAU
	8.875%, 11/01/2017 (Acquired
	04/12/2011, Cost $253,015) (b)	248,750
200,000	Freescale Semiconductor, Inc.
	8.050%, 02/01/2020	211,500
		460,250
Principal
Amount		Value
	Software - 0.16%
$100,000	BMC Software Finance, Inc.
	8.125%, 07/15/2021 (Acquired
	08/07/2013, Cost $100,000) (b)	$104,250
	First Data Corp.
150,000	8.250%, 01/15/2021 (Acquired
	02/17/2012 and 04/24/2012,
	Cost $146,738) (b)	155,625
100,000	12.625%, 01/15/2021	110,500
		370,375
	Specialty Retail - 0.09%
210,000	Toys R Us Property Co II LLC
	8.500%, 12/01/2017	221,025
	Telecommunication Services - 1.04%
270,000	Alcatel-Lucent USA, Inc.
	6.450%, 03/15/2029	229,500
300,000	Colombia Telecomunicaciones SA ESP
	5.375%, 09/27/2022 (Acquired
	09/20/2012, Cost $300,000) (b)	276,750
200,000	Digicel Group Ltd.
	8.250%, 09/30/2020 (Acquired
	09/05/2012, Cost $200,000) (b)	208,000
250,000	Intelsat Jackson Holdings SA
	7.500%, 04/01/2021	271,250
200,000	Lynx II Corp.
	6.375%, 04/15/2023 (Acquired
	02/07/2013, Cost $200,000) (b)	200,000
100,000	Nokia Siemens Networks Finance BV
	7.125%, 04/15/2020 (Acquired
	03/22/2013, Cost $129,845) (b)	150,606
375,000	Telecom Italia Capital SA
	6.000%, 09/30/2034	310,295
	Telefonica Emisiones SAU
75,000	7.045%, 06/20/2036	79,980
200,000	5.597%, 03/12/2020	341,005
100,000	UPC Holding B.V.
	6.750%, 03/15/2023 (Acquired
	03/21/2013, Cost $128,966) (b)	134,609
250,000	Wind Acquisition Finance SA
	11.750%, 07/15/2017 (Acquired
	02/27/2012, Cost $256,875) (b)	265,937
		2,467,932

See notes to financial statements.

96

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Textiles, Apparel & Luxury Goods - 0.81%
	Edcon Holdings (Proprietary) Limited
$150,000	5.724%, 06/15/2015 (Acquired
	08/18/2012 through 08/24/2012,
	Cost $174,675) (a)(b)	$190,752
1,120,000	9.500%, 03/01/2018 (Acquired
	04/05/2011 and 04/12/2011,
	Cost $1,125,950) (b)	1,058,400
300,000	9.500%, 03/01/2018 (Acquired
	08/18/2011 through 08/24/2011,
	Cost $367,350) (b)	388,099
100,000	New Look Bondco I Plc
	8.750%, 05/14/2018 (Acquired
	05/03/2013, Cost $155,659) (b)	165,129
102,000	The William Carter Co.
	5.250%, 08/15/2021 (Acquired
	08/07/2013, Cost $102,000) (b)	102,510
		1,904,890
	Transportation - 0.13%
100,000	CEVA Group PLC
	4.000%, 05/01/2018 (Acquired
	01/27/2012, Cost $99,099) (b)	85,000
200,000	CHC Helicopter SA
	9.250%, 10/15/2020	214,000
		299,000
	Trucking & Leasing - 0.17%
	Aviation Capital Group Corp.
185,000	6.750%, 04/06/2021 (Acquired
	03/13/2013 through 05/28/2013,
	Cost $204,314) (b)	195,567
210,000	4.625%, 01/31/2018 (Acquired
	01/14/2013, Cost $210,000) (b)	209,018
		404,585
	Wireless Telecommunication Services - 0.25%
100,000	Crown Castle International Corp.
	5.250%, 01/15/2023	92,500
205,000	Sprint Corp.
	7.250%, 09/15/2021 (Acquired
	09/04/2013, Cost $205,000) (b)	207,562
Principal
Amount		Value
	Wireless Telecommunication Services (Continued)
	Sprint Communications, Inc.
$150,000	9.000%, 11/15/2018 (Acquired
	11/04/2011, Cost $150,000) (b)	$176,250
100,000	7.000%, 03/01/2020 (Acquired
	02/28/2012, Cost $100,000) (b)	108,000
		584,312
	Total Corporate Obligations (Cost $44,359,293)	43,692,378
	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 32.62%
978,000	Autonomous Community of
	Madrid Spain
	4.300%, 09/15/2026 (Acquired
	01/22/2013 through 05/28/2013,
	Cost $983,736) (b)	1,178,220
	Bank Negara Malaysia Monetary Notes
10,000	0.000%, 11/12/2013 (g)	3,058
970,000	0.000%, 11/19/2013 (g)	296,460
20,000	0.000%, 12/05/2013 (g)	6,104
30,000	0.000%, 12/10/2013 (g)	9,152
70,000	0.000%, 12/26/2013 (g)	21,328
810,000	0.000%, 01/09/2014 (g)	246,461
2,520,000	0.000%, 01/16/2014 (g)	766,324
520,000	0.000%, 03/06/2014 (g)	157,562
630,000	0.000%, 03/20/2014 (g)	190,684
1,100,000	0.000%, 03/27/2014 (g)	332,776
2,230,000	0.000%, 04/03/2014 (g)	674,312
20,000	0.000%, 04/15/2014 (g)(e)	6,041
990,000	0.000%, 04/24/2014 (g)	298,840
1,510,000	0.000%, 05/15/2014 (g)	454,989
20,000	0.000%, 05/20/2014 (g)	6,024
70,000	0.000%, 05/27/2014 (g)	21,069
1,230,000	0.000%, 06/05/2014 (g)	369,911
190,000	0.000%, 09/09/2014 (g)(e)	56,751
180,000	0.000%, 09/18/2014 (g)(e)	53,728
	Canadian Government Bond
754,000	2.250%, 08/01/2014	739,367
1,147,000	1.000%, 11/01/2014	1,112,948
400,000,000	Chile Government International Bond
	5.500%, 08/05/2020	808,321

See notes to financial statements.

97

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
	Financing of Infrastructural Projects
	State Enterprise
$100,000	8.375%, 11/03/2017 (Acquired
	05/10/2011, Cost $104,105) (b)	$84,500
1,180,000	7.400%, 04/20/2018 (Acquired
	04/15/2011, Cost $1,180,000) (b)	938,100
	Ghana Government Bond
2,530,000	12.390%, 04/28/2014	1,121,591
860,000	13.000%, 06/02/2014	381,110
10,000	14.000%, 10/13/2014	4,360
1,470,000	14.990%, 02/23/2015	642,983
1,780,000	24.000%, 05/25/2015	871,629
90,000	21.000%, 10/26/2015	42,626
980,000	19.040%, 09/20/2018 (e)	449,538
	Hungary Government Bond
318,000,000	5.500%, 02/12/2014	1,457,355
373,600,000	6.750%, 08/22/2014	1,747,433
1,800,000	8.000%, 02/12/2015	8,649
9,000,000	7.750%, 08/24/2015	43,626
8,800,000	5.500%, 02/12/2016	41,158
12,450,000	5.500%, 12/22/2016	58,484
632,400,000	6.750%, 02/24/2017	3,058,677
59,580,000	6.750%, 11/24/2017	289,885
11,710,000	5.500%, 12/20/2018	54,277
2,700,000	6.500%, 06/24/2019	13,057
	Hungary Government International
	Bond
440,000	4.375%, 07/04/2017	600,427
150,000	5.750%, 06/11/2018	213,074
2,650,000	6.375%, 03/29/2021	2,832,187
	Iceland Government International
	Bond
790,000	4.875%, 06/16/2016 (Acquired
	06/09/2011, Cost $785,924) (b)	828,751
200,000	5.875%, 05/11/2022 (Acquired
	05/03/2012, Cost $198,140) (b)	205,846
	Ireland Government Bond
1,019,000	4.400%, 06/18/2019	1,466,330
220,000	5.900%, 10/18/2019	338,359
750,000	4.500%, 04/18/2020	1,070,510
2,224,000	5.000%, 10/18/2020	3,262,457
1,563,000	5.400%, 03/13/2025	2,318,441
Principal
Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
	Korea Monetary Stabilization Bond
$333,000,000	2.570%, 06/09/2014	$309,725
328,000,000	2.720%, 09/09/2014 (e)	305,378
443,460,000	2.740%, 02/02/2015	412,853
1,604,340,000	2.470%, 04/02/2015	1,487,322
	Korea Treasury Bond
9,845,000,000	3.000%, 12/10/2013	9,168,805
93,200,000	3.250%, 06/10/2015	87,455
2,684,400,000	2.750%, 12/10/2015	2,497,729
	Malaysia Government Bond
12,400,000	5.094%, 04/30/2014	3,852,282
210,000	3.434%, 08/15/2014	64,717
2,015,000	3.835%, 08/12/2015	625,351
1,610,000	3.197%, 10/15/2015	493,775
	Mexican Bonos
120,500	8.000%, 12/19/2013	930,130
360,090	6.000%, 06/18/2015	2,858,401
11,460	8.000%, 12/17/2015	95,101
4,550	6.250%, 06/16/2016	36,681
6,500	7.250%, 12/15/2016	54,005
20,000	7.750%, 12/14/2017	170,950
40,000	8.500%, 12/13/2018	354,437
260,400	7.750%, 11/13/2042	2,119,192
	Mexican Udibonos
10,039	4.500%, 12/18/2014	81,558
25,645	5.000%, 06/16/2016	219,491
21,917	3.500%, 12/14/2017	184,764
13,170	4.000%, 06/13/2019	114,946
10,884	2.500%, 12/10/2020	86,733
49,800	Mexico Cetes
	0.000%, 10/24/2013 (g)	37,963
47,800,000	Philippine Government Bond
	1.625%, 04/25/2016	1,076,820
	Poland Government Bond
5,658,000	3.980%, 01/25/2017 (a)	1,804,741
8,783,000	2.710%, 01/25/2021 (a)	2,755,120
465,000	Portugal Obrigacoes do Tesouro OT
	5.650%, 02/15/2024 (Acquired
	05/07/2013, Cost $607,334) (b)	571,187
400,000	Republic of Ghana
	7.875%, 08/07/2023 (Acquired
	07/25/2013, Cost $396,604) (b)	390,000

See notes to financial statements.

98

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
$1,060,000	Republic of Serbia
	7.250%, 09/28/2021 (Acquired
	09/21/2011, Cost $1,041,588) (b)	$1,105,050
	Serbia Treasury Bonds
55,000,000	10.000%, 03/01/2015	641,182
20,200,000	10.000%, 04/27/2015	234,997
18,170,000	10.000%, 11/08/2017	197,486
310,000	Singapore Government Bond
	1.125%, 04/01/2016	252,181
610,000	Slovenia Government International
	Bond
	5.850%, 05/10/2023 (Acquired
	05/02/2013 and 08/02/2013,
	Cost $593,894) (b)	582,550
	Sri Lanka Government Bonds
37,900,000	11.000%, 09/01/2015	286,495
132,300,000	8.000%, 06/01/2016	936,190
16,500,000	5.800%, 07/15/2017	104,400
5,580,000	8.500%, 04/01/2018	37,860
140,000	8.500%, 06/01/2018	960
8,660,000	8.000%, 11/15/2018	56,859
340,000	9.000%, 05/01/2021	2,218
	Ukraine Government International
	Bond
620,000	9.250%, 07/24/2017 (Acquired
	07/17/2012, Cost $620,000) (b)	576,011
2,300,000	7.950%, 02/23/2021 (Acquired
	04/05/2011 and 04/11/2011,
	Cost $2,394,394) (b)	1,978,000
1,200,000	7.500%, 04/17/2023 (Acquired
	07/18/2013 through 07/29/2013,
	Cost $1,067,622) (b)	997,500
	Uruguay Government International
	Bond
10,104,411	4.250%, 04/05/2027	491,694
29,850,600	4.375%, 12/15/2028	1,474,082
	Uruguay Notas del Tesoro
347,000	9.000%, 01/27/2014	15,573
96,000	9.750%, 06/14/2014	4,251
371,839	7.000%, 12/23/2014	17,666
16,480,000	10.500%, 03/15/2015	732,439
1,011,188	4.000%, 06/14/2015	46,579
2,455,000	10.250%, 08/22/2015	107,054
Principal
Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
$72,000	9.500%, 01/27/2016	$3,063
3,145,918	2.750%, 06/16/2016	145,589
80,253	4.250%, 01/05/2017	3,738
310,000	11.000%, 03/21/2017	12,709
50,827	2.250%, 08/23/2017	2,206
16,051	3.250%, 01/27/2019	722
5,644,461	4.000%, 06/10/2020	259,340
3,916,346	4.000%, 06/10/2020	182,695
1,171,694	2.500%, 09/27/2022	48,656
668,775	4.000%, 05/25/2025	30,771
	Total Foreign Government Debt Obligations (Cost $78,148,310)	77,072,228
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 11.96%
	Federal Home Loan Mortgage Corp.
697,000	Pool #4050,
	3.500%, 05/15/2032	655,669
898,403	Pool #4062,
	3.500%, 06/15/2042	780,515
1,914,436	Pool #274,
	3.000%, 08/15/2042	1,906,019
2,077,175	Pool #4097,
	3.500%, 08/15/2042	1,842,250
2,365,423	Pool #T60853,
	3.500%, 09/01/2042	2,381,376
2,235,408	Pool #T60854,
	3.500%, 09/01/2042	2,250,491
2,441,321	Pool #284,
	3.000%, 10/15/2042	2,437,921
	Federal National Mortgage Association
2,730,639	Pool #1200,
	3.000%, 10/01/2032	2,733,445
1,328,442	Pool #1201,
	3.500%, 10/01/2032	1,378,557
2,788,380	Pool #1237,
	3.000%, 11/01/2032	2,791,247
959,873	Pool #2005-56,
	6.000%, 08/25/2033 (a)	1,024,415
796,599	Pool #2011-113,
	4.000%, 03/25/2040	797,678
1,543,170	Pool #2012-63,
	2.000%, 08/25/2040	1,533,437

See notes to financial statements.

99

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
$2,000,000	Pool #2011-131,
	4.500%, 12/25/2041	$2,186,502
1,916,629	Pool #2012-125,
	3.000%, 11/25/2042	1,945,038
372,114	Pool #2013-6,
	1.500%, 02/25/2043	314,163
	Government National Mortgage
	Association
2,059,083	Pool #2010-62,
	5.558%, 05/20/2040 (a)(c)	307,137
2,148,769	Pool #2011-72,
	5.188%, 05/20/2041 (a)(c)	276,010
700,000	Pool #2012-40,
	4.000%, 01/20/2042	717,654
	Total Mortgage Backed Securities - U.S. Government Agency (Cost $29,656,678)	28,259,524

Number of
Shares
	PREFERRED STOCKS - 0.60%
	Consumer Finance - 0.36%
887	Ally Financial, Inc. (Acquired
	05/03/2012 through 06/11/2013,
	Cost $817,893) (b)	847,584
	Metal Ore Mining - 0.12%
15,046	Cliffs Natural Resources, Inc.	297,459
	Multi-Utilities - 0.09%
3,805	Dominion Resources Inc/VA	203,377
	Transportation - 0.03%
49	CEVA Holdings LLC (d)(e)	64,483
	Total Preferred Stocks (Cost $1,351,702)	1,412,903
Principal
Amount		Value
	SHORT TERM INVESTMENTS - 10.89%
	Foreign Treasury Bill - 1.78%
	Hungary Treasury Bills
$1,320,000	3.315%, 01/08/2014	$5,976
23,240,000	3.290%, 06/25/2014	103,447
	Mexico Cetes
19,100	4.093%, 10/31/2013	14,546
65,210	3.851%, 01/09/2014	49,311
99,300	3.550%, 03/20/2014	74,569
12,800	3.746%, 04/03/2014	9,599
72,300	3.515%, 04/30/2014	54,073
11,400,000	Serbia Treasury Bill
	9.120%, 12/12/2013	131,266
310,000	Singapore Government Bond
	0.320%, 04/01/2016	246,742
	Uruguay Treasury Bills
4,780,000	3.650%, 10/02/2013	217,962
380,000	3.650%, 10/18/2013	17,257
5,730,000	1.825%, 10/23/2013	259,937
1,790,000	0.083%, 12/04/2013	79,703
90,000	0.027%, 03/07/2014	3,870
17,020,000	0.021%, 04/11/2014	739,267
1,160,000	0.018%, 05/16/2014	48,597
1,360,000	0.015%, 06/20/2014	56,247
20,000	0.013%, 07/24/2014	817
4,853,000	0.012%, 08/29/2014	195,525
280,000	0.011%, 09/11/2014	11,234
2,870,000	0.009%, 12/18/2014	119,331
400,000	0.008%, 02/05/2015	15,844
20,715,000	0.007%, 03/26/2015	822,804
5,471,000	0.006%, 05/14/2015	215,433
7,770,000	0.006%, 07/02/2015	300,679
11,529,000	0.005%, 08/20/2015	414,439
		4,208,475

See notes to financial statements.

100

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	Money Market Funds - 8.54%
20,181,532	Federated Prime Obligations Fund	$20,181,532

Principal
Amount
	U.S. Treasury Bill - 0.57%
$1,350,000	United States Treasury Bill
	0.037%, 02/27/2014 (h)	1,349,965
	Total Short Term Investments (Cost $26,108,491)	25,739,972
	Total Investments (Cost $235,050,258) - 98.38%	232,461,850
	Other Assets in Excess of Liabilities - 1.62%	3,825,311
	TOTAL NET
	ASSETS - 100.00%	$236,287,161

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR - American Depositary Receipt

(a)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2013.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $39,288,982, which represents 16.63% of total net assets.
(c)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at September 30, 2013. The securities are liquid and the value of these securities total $1,621,139, which represents 0.69% of total net assets.
(d)	Non-income producing.
(e)	As of September 30, 2013 the Fund has fair valued this security and deemed it illiquid. The value of this security was $965,710, which represents 0.41% of total net assets
(f)	Restricted security as defined as a private placement. This security is treated as a liquid security according to the Fund’s liquidity guidelines. The value of this security is $137,362, which represents 0.06% of total net assets.
(g)	Zero coupon bond.
(h)	Partially assigned as collateral for certain futures contracts.

See notes to financial statements.

101

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

September 30, 2013

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
10/15/2013	Australian Dollar	840,000	U.S. Dollars	779,425	$3,383
11/5/2013	Australian Dollar	1,379,430	U.S. Dollars	1,395,983	(112,361)
12/11/2013	Australian Dollar	1,701,040	U.S. Dollars	1,610,102	(30,738)
10/28/2013	Brazilian Real	1,000,000	U.S. Dollars	446,229	1,696
11/26/2013	Brazilian Real	1,440,000	U.S. Dollars	576,865	64,292
10/7/2013	Chilean Peso	232,000,000	U.S. Dollars	461,692	(2,513)
4/14/2014	Chilean Peso	672,012,500	U.S. Dollars	1,377,075	(80,426)
4/15/2014	Chilean Peso	1,884,575,000	U.S. Dollars	3,848,428	(212,564)
11/5/2013	Euro	351,926	Norwegian Krone	2,650,000	36,080
10/1/2013	Euro	842,000	U.S. Dollars	1,139,647	(545)
10/16/2013	Euro	640,000	U.S. Dollars	856,892	8,965
10/18/2013	Euro	188,000	U.S. Dollars	254,460	(113)
3/10/2014	Ghanaian Cedi	120,000	U.S. Dollars	50,955	(6)
4/3/2014	Hungarian Forint	35,900,000	U.S. Dollars	146,872	14,324
10/15/2013	Indian Rupee	117,200,000	U.S. Dollars	1,917,132	(53,934)
10/17/2013	Indian Rupee	117,575,000	U.S. Dollars	1,929,167	(61,215)
10/15/2013	Japanese Yen	166,500,000	U.S. Dollars	1,694,601	(564)
10/3/2013	Malaysian Ringgit	7,930,000	U.S. Dollars	2,504,746	(72,370)
12/4/2013	Malaysian Ringgit	2,827,440	U.S. Dollars	913,728	(49,952)
1/2/2014	Malaysian Ringgit	4,710,000	U.S. Dollars	1,473,579	(37,224)
2/18/2014	Malaysian Ringgit	1,024,011	U.S. Dollars	303,681	7,725
3/11/2014	Malaysian Ringgit	2,414,589	U.S. Dollars	761,989	(28,621)
3/12/2014	Malaysian Ringgit	612,600	U.S. Dollars	193,438	(7,388)
3/26/2014	Malaysian Ringgit	514,000	U.S. Dollars	161,911	(5,937)
9/26/2014	Malaysian Ringgit	377,000	U.S. Dollars	115,273	(1,742)
10/3/2013	Mexican Peso	22,740,000	U.S. Dollars	1,707,207	29,591
10/11/2013	Mexican Peso	18,798,000	U.S. Dollars	1,414,075	20,595
10/28/2013	Mexican Peso	4,900,000	U.S. Dollars	379,398	(6,019)
12/5/2013	Mexican Peso	15,200,710	U.S. Dollars	1,134,153	20,772
1/2/2014	Mexican Peso	9,598,100	U.S. Dollars	726,853	821
3/10/2014	Mexican Peso	11,784,520	U.S. Dollars	897,048	(8,252)
5/15/2014	Mexican Peso	7,364,734	U.S. Dollars	590,000	(37,445)
5/16/2014	Mexican Peso	2,378,648	U.S. Dollars	190,000	(11,551)
8/6/2014	Mexican Peso	1,597,390	U.S. Dollars	121,845	(2,786)
8/8/2014	Mexican Peso	1,605,500	U.S. Dollars	122,857	(3,213)
10/28/2013	Norwegian Krone	4,100,000	Euro	503,952	(763)
11/5/2013	Norwegian Krone	11,570,000	Euro	1,544,726	(168,631)
10/3/2013	Philippine Peso	35,000,000	U.S. Dollars	785,282	18,597
11/4/2013	Philippine Peso	35,000,000	U.S. Dollars	804,598	(631)
2/10/2014	Polish Zloty	847,724	Euro	199,048	(68)
2/24/2014	Polish Zloty	2,950,000	Euro	688,770	4,233
3/10/2014	Polish Zloty	4,450,638	Euro	1,040,598	3,200
4/10/2014	Polish Zloty	4,746,256	Euro	1,120,060	(13,540)
4/15/2014	Polish Zloty	4,578,308	Euro	1,084,213	(18,667)

See notes to financial statements.

102

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

September 30, 2013

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
8/6/2014	Polish Zloty	963,300	Euro	221,994	$2,105
10/9/2013	Polish Zloty	2,500,000	U.S. Dollars	780,762	19,349
3/28/2014	Serbian Dinar	31,310,564	Euro	259,086	5,122
10/11/2013	Singapore Dollar	2,419,882	U.S. Dollars	1,971,873	(42,961)
12/11/2013	Singapore Dollar	2,188,625	U.S. Dollars	1,763,442	(18,746)
2/6/2014	Singapore Dollar	917,603	U.S. Dollars	719,440	12,134
2/12/2014	Singapore Dollar	917,160	U.S. Dollars	722,856	8,378
2/28/2014	Singapore Dollar	1,411,379	U.S. Dollars	1,101,092	24,228
3/11/2014	Singapore Dollar	1,387,980	U.S. Dollars	1,115,139	(8,440)
6/5/2014	Singapore Dollar	405,248	U.S. Dollars	322,367	828
7/31/2014	Singapore Dollar	1,428,700	U.S. Dollars	1,131,913	7,675
10/11/2013	South Korean Won	1,286,797,500	U.S. Dollars	1,121,588	74,807
3/12/2014	South Korean Won	636,720,000	U.S. Dollars	574,501	12,287
4/15/2014	South Korean Won	636,801,620	U.S. Dollars	556,937	29,045
6/27/2014	South Korean Won	606,000,000	U.S. Dollars	518,702	37,503
9/26/2014	South Korean Won	608,000,000	U.S. Dollars	556,267	2,441
10/3/2013	Swedish Krona	7,620,000	Euro	887,150	(14,598)
3/10/2014	Swedish Krona	1,010,000	Euro	119,913	(5,726)
4/10/2014	Swedish Krona	8,075,858	Euro	954,537	(41,079)
4/15/2014	Swedish Krona	43,466,148	Euro	5,167,836	(263,131)
10/1/2013	Turkish Lira	1,300,000	U.S. Dollars	639,103	4,331
10/15/2013	U.S. Dollars	785,833	Austrailian Dollar	840,000	3,025
11/5/2013	U.S. Dollars	1,401,915	Austrailian Dollar	1,379,430	118,293
10/28/2013	U.S. Dollars	1,723,982	Brazilian Real	3,820,000	12,909
12/4/2013	U.S. Dollars	340,215	British Pound	220,000	(15,769)
5/9/2014	U.S. Dollars	154,630	British Pound	100,000	(7,008)
10/7/2013	U.S. Dollars	1,650,230	Chilean Peso	840,000,000	(12,313)
10/1/2013	U.S. Dollars	1,122,376	Euro	842,000	(16,726)
10/8/2013	U.S. Dollars	515,440	Euro	390,000	(12,181)
10/9/2013	U.S. Dollars	1,052,817	Euro	802,000	(32,190)
10/16/2013	U.S. Dollars	1,381,821	Euro	1,038,000	(22,490)
10/17/2013	U.S. Dollars	587,194	Euro	441,000	(9,437)
10/18/2013	U.S. Dollars	250,063	Euro	188,000	(4,284)
10/30/2013	U.S. Dollars	614,478	Euro	455,000	(1,115)
10/31/2013	U.S. Dollars	99,134	Euro	76,597	(4,498)
11/1/2013	U.S. Dollars	1,139,729	Euro	842,000	538
11/8/2013	U.S. Dollars	171,118	Euro	133,000	(8,829)
11/14/2013	U.S. Dollars	131,320	Euro	100,000	(3,981)
11/15/2013	U.S. Dollars	112,911	Euro	88,500	(6,831)
11/20/2013	U.S. Dollars	224,070	Euro	175,000	(12,710)
12/6/2013	U.S. Dollars	1,084,621	Euro	826,000	(33,029)
1/7/2014	U.S. Dollars	637,792	Euro	485,308	(18,932)
1/21/2014	U.S. Dollars	164,294	Euro	125,000	(4,865)
2/20/2014	U.S. Dollars	377,760	Euro	283,000	(5,255)

See notes to financial statements.

103

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

September 30, 2013

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
3/3/2014	U.S. Dollars	86,663	Euro	65,866	$(2,484)
3/7/2014	U.S. Dollars	316,357	Euro	241,782	(10,889)
3/10/2014	U.S. Dollars	507,210	Euro	389,341	(19,759)
3/17/2014	U.S. Dollars	159,900	Euro	122,880	(6,420)
3/18/2014	U.S. Dollars	105,924	Euro	81,594	(4,515)
3/20/2014	U.S. Dollars	259,255	Euro	200,000	(11,452)
3/21/2014	U.S. Dollars	94,285	Euro	72,605	(3,989)
4/15/2014	U.S. Dollars	1,065,474	Euro	810,000	(30,999)
4/30/2014	U.S. Dollars	541,669	Euro	408,000	(10,663)
5/5/2014	U.S. Dollars	270,781	Euro	204,295	(5,790)
5/9/2014	U.S. Dollars	131,275	Euro	100,000	(4,105)
5/16/2014	U.S. Dollars	375,558	Euro	283,000	(7,580)
5/20/2014	U.S. Dollars	3,083,885	Euro	2,380,000	(138,320)
6/9/2014	U.S. Dollars	570,334	Euro	434,350	(17,767)
6/13/2014	U.S. Dollars	622,715	Euro	469,000	(12,313)
7/15/2014	U.S. Dollars	616,454	Euro	470,000	(20,012)
7/16/2014	U.S. Dollars	986,448	Euro	755,000	(35,965)
7/18/2014	U.S. Dollars	397,206	Euro	302,000	(11,763)
7/22/2014	U.S. Dollars	288,358	Euro	220,000	(9,571)
7/23/2014	U.S. Dollars	234,874	Euro	178,745	(7,187)
7/25/2014	U.S. Dollars	484,308	Euro	366,000	(11,344)
7/29/2014	U.S. Dollars	917,232	Euro	691,917	(19,805)
7/31/2014	U.S. Dollars	542,401	Euro	408,000	(10,143)
8/1/2014	U.S. Dollars	882,698	Euro	664,000	(16,544)
8/4/2014	U.S. Dollars	3,083,986	Euro	2,323,287	(62,434)
8/5/2014	U.S. Dollars	1,217,762	Euro	919,023	(26,874)
8/6/2014	U.S. Dollars	741,378	Euro	559,081	(15,790)
8/11/2014	U.S. Dollars	106,668	Euro	80,000	(1,679)
8/15/2014	U.S. Dollars	117,439	Euro	88,500	(2,422)
8/19/2014	U.S. Dollars	422,723	Euro	319,000	(9,325)
8/20/2014	U.S. Dollars	712,020	Euro	533,000	(9,869)
8/25/2014	U.S. Dollars	311,131	Euro	232,085	(3,209)
8/28/2014	U.S. Dollars	132,707	Euro	100,331	(3,184)
9/5/2014	U.S. Dollars	573,207	Euro	434,350	(15,110)
9/23/2014	U.S. Dollars	259,153	Euro	191,000	428
9/26/2014	U.S. Dollars	120,099	Euro	89,000	(461)
10/15/2013	U.S. Dollars	1,659,962	Japanese Yen	166,500,000	(34,075)
10/22/2013	U.S. Dollars	200,218	Japanese Yen	19,600,000	791
2/12/2014	U.S. Dollars	383,202	Japanese Yen	35,633,000	20,327
2/13/2014	U.S. Dollars	383,218	Japanese Yen	35,430,000	22,407
2/18/2014	U.S. Dollars	127,765	Japanese Yen	11,830,000	7,287
2/19/2014	U.S. Dollars	255,466	Japanese Yen	23,630,000	14,814
2/25/2014	U.S. Dollars	63,841	Japanese Yen	5,910,000	3,650
2/27/2014	U.S. Dollars	170,697	Japanese Yen	15,746,000	10,328

See notes to financial statements.

104

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

September 30, 2013

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
3/7/2014	U.S. Dollars	324,294	Japanese Yen	32,151,400	$(3,180)
3/19/2014	U.S. Dollars	375,691	Japanese Yen	35,670,000	12,349
3/24/2014	U.S. Dollars	379,267	Japanese Yen	35,843,000	14,149
4/10/2014	U.S. Dollars	5,024,008	Japanese Yen	493,608,750	(5,090)
4/15/2014	U.S. Dollars	7,128,144	Japanese Yen	706,185,270	(67,207)
4/21/2014	U.S. Dollars	493,899	Japanese Yen	48,070,000	4,077
4/22/2014	U.S. Dollars	210,132	Japanese Yen	20,570,000	525
6/3/2014	U.S. Dollars	800,000	Japanese Yen	80,680,000	(22,537)
6/4/2014	U.S. Dollars	340,000	Japanese Yen	34,284,478	(9,536)
6/9/2014	U.S. Dollars	907,128	Japanese Yen	90,000,000	(10,494)
6/10/2014	U.S. Dollars	1,275,567	Japanese Yen	124,200,000	9,234
6/11/2014	U.S. Dollars	621,287	Japanese Yen	59,670,000	12,889
6/17/2014	U.S. Dollars	195,798	Japanese Yen	18,500,000	7,158
7/24/2014	U.S. Dollars	927,045	Japanese Yen	92,309,000	(14,630)
7/25/2014	U.S. Dollars	196,721	Japanese Yen	19,500,000	(2,207)
10/3/2013	U.S. Dollars	1,915,288	Malaysian Ringgit	6,084,500	48,983
10/3/2013	U.S. Dollars	1,834,611	Mexican Peso	22,740,000	97,812
10/28/2013	U.S. Dollars	1,036,510	Mexican Peso	13,400,000	15,430
12/5/2013	U.S. Dollars	1,219,471	Mexican Peso	15,200,710	64,546
10/3/2013	U.S. Dollars	592,240	New Zealand Dollar	765,000	(43,005)
10/3/2013	U.S. Dollars	802,568	Philippine Peso	35,000,000	(1,310)
10/9/2013	U.S. Dollars	762,067	Polish Zloty	2,500,000	(38,044)
10/11/2013	U.S. Dollars	665,012	South Korean Won	750,000,000	(32,298)
10/1/2013	U.S. Dollars	630,609	Turkish Lira	1,300,000	(12,826)
					$(1,556,622)

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FUTURES CONTRACTS

September 30, 2013

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Euro Stoxx Futures	(13)	$(506,331)	Dec-13	$(909)
Nikkei 225 Futures	1	147,108	Dec-13	(3,668)
S&P 500 Index Mini Futures	(39)	(3,264,885)	Dec-13	14,531
U.S. Treasury 10-Year Note Futures	(54)	(6,825,094)	Dec-13	(148,802)
U.S. Treasury Long Bond Futures	(1)	(133,375)	Dec-13	(1,603)
U.S. Treasury Ultra Bond Futures	(8)	(1,136,750)	Dec-13	(7,577)
				$(148,028)

See notes to financial statements.

105

GuideMarkSM Opportunistic Fixed Income Fund

CREDIT DEFAULT SWAPS ON CORPORATE, INDICES, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — BUY PROTECTION(1)

September 30, 2013

Reference Obligation	Implied Credit Spread at September 30, 2013(3)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
American International Group, Inc.	3.20%	5.000%	9/20/2018	Merrill Lynch	200,000	$15,805	$13,591	$2,214
CDX.NA.EM.20 Index	2.94%	5.000%	12/20/2018	Merrill Lynch	2,175,000	(202,275)	(202,275)	0
CDX.NA.IG.20 Index	0.73%	1.000%	6/20/2018	Credit Suisse	425,000	(5,212)	(5,212)	0
Iberdola SA	1.63%	1.000%	9/20/2018	Merrill Lynch	325,000	13,161	22,978	(9,817)
Intesa Sanpaolo SpA	2.85%	3.000%	12/20/2018	Credit Suisse	175,000	(1,298)	(1,298)	0
iTraxx Europe Crossover Series 18 Index	3.27%	5.000%	12/20/2017	Merrill Lynch	400,000	(35,099)	(14,087)	(21,012)
iTraxx Europe Sub Financials Series 18 Index	1.76%	5.000%	12/20/2017	Credit Suisse	500,000	(87,740)	(77,044)	(10,696)
iTraxx Europe Sub Financials Series 19 Index	1.95%	5.000%	6/20/2018	Merrill Lynch	800,000	(146,069)	(109,739)	(36,330)
Russia Government Bond	1.76%	1.000%	12/20/2018	Deutsche Bank/ Merrill Lynch	2,325,000	86,984	74,466	12,518
Textron, Inc.	0.32%	1.000%	3/20/2017	Merrill Lynch	250,000	(5,857)	(5,334)	(523)
Textron, Inc.	0.32%	1.000%	3/20/2017	Morgan Stanley	400,000	(9,371)	(8,124)	(1,247)
Textron, Inc.	0.36%	1.000%	6/20/2017	Merrill Lynch	300,000	(7,069)	(6,600)	(469)
UniCredit SpA	4.32%	5.000%	12/20/2018	Credit Suisse	200,000	(6,426)	(6,426)	0
						$(384,040)	$(325,104)	$(65,362)

GuideMarkSM Opportunistic Fixed Income Fund

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — SELL PROTECTION(2)

September 30, 2013

Reference Obligation	Implied Credit Spread at September 30, 2013(3)	Fixed Receive Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
TXU Energy	41.63%	5.000%	6/20/2015	Credit Suisse	325,000	$(120,042)	$(26,396)	$(93,646)
TXU Energy	56.55%	5.000%	6/20/2015	Credit Suisse	450,000	(137,596)	(39,863)	(97,733)
						$(257,638)	$(66,259)	$(191,379)

See notes to financial statements.

106

GuideMarkSM Opportunistic Fixed Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

September 30, 2013

Reference Obligation	Implied Credit Spread at September 30, 2013(3)	Fixed Pay Rate	Maturity Date	Clearing Agent	Notional Amount(4)	Fair Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
CDX.NA.HY.21 Index	3.98%	5.000%	12/20/2018	Intercontinental Exchange	3,950,000	$(167,875)	$(167,875)	$0
CDX.NA.IG.20 Index	0.73%	1.000%	6/20/2018	Chicago Mercantile Exchange	4,500,000	(55,373)	(26,312)	(29,061)
CDX.NA.IG.20 Index	0.73%	1.000%	6/20/2018	Chicago Mercantile Exchange	300,000	(3,860)	(2,242)	(1,618)
						$(227,108)	$(196,429)	$(30,679)

GuideMarkSM Opportunistic Fixed Income Fund
OVER-THE-COUNTER INTEREST RATE SWAPS

September 30, 2013

Pay/Receive Floating Rate	Floating Rate Index	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	3.018%	8/22/2023	JP Morgan Chase	7,290,000	$(178,260)	$0	$(178,260)
Receive	3-MO-USD-LIBOR	3.848%	8/22/2043	JP Morgan Chase	4,170,000	(158,223)	0	(158,223)
						$(336,483)	$0	$(336,483)

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
4)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See notes to financial statements.

107

GuidePathSM Strategic Asset Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.91%
	Affiliated Mutual Funds - 53.41%
692,314	Altegris® Macro Strategy Fund -
	Institutional Shares (a)	$5,746,208
1,322,272	GuideMarkSM Global Real Return
	Fund - Institutional Shares	11,926,889
1,425,676	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares	17,664,126
1,921,028	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	20,535,787
1,073,172	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares	13,618,558
1,405,787	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares	21,522,606
5,690,706	GuideMarkSM World ex-US Fund -
	Institutional Shares	48,769,347
		139,783,521
	Exchange Traded Funds - 44.50%
92,722	iShares Core MSCI Emerging
	Markets ETF	4,510,925
211,361	iShares MSCI Canada Index Fund (b)	5,983,630
119,613	iShares MSCI Switzerland Index
	Fund (b)	3,742,691
218,419	SPDR S&P 500 ETF Trust	36,716,234
48,024	SPDR S&P 600 Small Cap Growth ETF (b)	7,818,307
61,474	SPDR S&P China ETF (b)	4,550,920
995,904	Vanguard FTSE All-World ex-US
	Index Fund (b)	48,400,934
25,902	Vanguard Global ex-US Real
	Estate ETF (b)	1,469,162
49,594	Vanguard REIT ETF (b)	3,281,139
		116,473,942
	Total Investment Companies
	(Cost $211,681,745)	256,257,463
Number of
Shares		Value
	SHORT TERM INVESTMENTS - 2.08%
	Money Market Funds - 2.08%
5,451,041	Federated Prime Obligations Fund	$5,451,041
	Total Short Term Investments
	(Cost $5,451,041)	5,451,041
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 14.61%
	Money Market Funds - 14.61%
38,233,453	First American Government
	Obligations Fund	38,233,453
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $38,233,453)	38,233,453
	Total Investments
	(Cost $255,366,239) - 114.60%	299,941,957
	Liabilities in Excess of
	Other Assets - (14.60)%	(38,208,740)
	TOTAL NET
	ASSETS - 100.00%	$261,733,217

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.

See notes to financial statements.

108

GuidePathSM Tactical Constrained Asset Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.98%
	Affiliated Mutual Funds - 65.74%
2,867,172	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$27,324,148
1,520,661	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares	18,840,984
1,752,434	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	18,733,524
1,993,726	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares	25,300,385
1,389,951	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	13,468,630
854,187	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares	13,077,600
4,768,288	GuideMarkSM World ex-US Fund -
	Institutional Shares	40,864,231
		157,609,502
	Exchange Traded Funds - 28.96%
24,195	Consumer Staples Select Sector
	SPDR Fund	962,961
37,934	Healthcare Select Sector SPDR Fund	1,918,322
11,106	iShares 10+ Year Credit Bond ETF	616,605
154,861	iShares Core MSCI Emerging
	Markets ETF (a)	7,533,988
16,427	iShares International Select
	Dividend ETF (a)	595,807
93,357	iShares MSCI Canada Index Fund (a)	2,642,937
16,712	PowerShares Asia Pacific
	ex-Japan ETF (a)	939,883
19,835	PowerShares DB Gold Fund
	ETF (a)(b)	888,013
75,854	SPDR Barclays High Yield Bond
	ETF (a)	3,022,023
14,343	SPDR DB International Government
	Inflation-Protected Bond ETF (b)	854,699
222,311	SPDR S&P 500 ETF Trust	37,370,479
25,833	SPDR S&P Dividend ETF	1,780,927
64,147	SPDR S&P International Health
	Care Sector ETF (a)	2,677,021
4,929	Vanguard FTSE Pacific ETF	299,388
20,937	Vanguard Global ex-US Real Estate
	ETF (a)	1,187,547
74,778	Vanguard REIT ETF (a)	4,947,313
14,877	Vanguard Telecom Services ETF (a)	1,201,615
		69,439,528
Number of
Shares		Value
	Mutual Funds - 3.28%
271,618	AQR Diversified Arbitrage Fund -
	Institutional Shares	$3,052,985
167,725	DoubleLine Total Return Bond
	Fund - Institutional Shares	1,838,267
307,486	PIMCO Emerging Local Bond
	Fund - Institutional Shares	2,961,086
		7,852,338
	Total Investment Companies
	(Cost $201,251,637)	234,901,368
	SHORT TERM INVESTMENTS - 2.05%
	Money Market Funds - 2.05%
4,903,467	Federated Prime Obligations Fund	4,903,467
	Total Short Term Investments
	(Cost $4,903,467)	4,903,467
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 4.68%
	Money Market Funds - 4.68%
11,226,168	First American Government
	Obligations Fund	11,226,168
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $11,226,168)	11,226,168
	Total Investments
	(Cost $217,381,272) - 104.71%	251,031,003
	Liabilities in Excess of
	Other Assets - (4.71)%	(11,283,508)
	TOTAL NET
	ASSETS - 100.00%	$239,747,495

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

109

GuidePathSM Tactical Unconstrained Asset Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.94%
	Affiliated Mutual Funds - 32.07%
554,564	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$5,284,992
1,059,398	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares	13,125,937
2,191,945	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	23,431,894
2,122,277	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares	26,931,697
1,498,100	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	14,516,592
977,078	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares	14,959,068
1,570,570	GuideMarkSM World ex-US Fund -
	Institutional Shares	13,459,785
		111,709,965
	Exchange Traded Funds - 36.27%
113,183	Guggenheim S&P 500 Equal
	Weight ETF (a)	7,379,532
11,473	iShares Barclays CMBS Bond (a)	591,806
45,650	iShares Core MSCI Emerging
	Markets ETF	2,220,872
607,826	iShares MSCI ACWI ex US Index
	Fund (a)	27,242,761
75,156	iShares S&P Small Cap 600 (a)	7,498,314
5,468	PowerShares DB Gold Fund
	ETF (a)(b)	244,802
97,562	SPDR Barclays Capital Short Term
	International Treasury Bond
	ETF (a)(b)	3,517,110
115,101	SPDR Barclays High Yield Bond
	ETF (a)	4,585,624
252,587	SPDR S&P 500 ETF Trust (a)	42,459,875
53,515	SPDR S&P Emerging Asia Pacific
	ETF (a)	4,019,512
303,829	Vanguard FTSE All-World ex-US
	Index Fund (a)	14,766,089
149,285	Vanguard High Dividend Yield
	ETF (a)	8,582,395
40,294	Vanguard Total Bond Market Index
	Fund (a)	3,258,979
		126,367,671
Number of
Shares		Value
	Mutual Funds - 29.60%
1,138,508	Eaton Vance Floating-Rate Fund -
	Institutional Shares	$10,405,966
1,147,013	Eaton Vance Global Macro Absolute
	Return Advantage Fund -
	Institutional Shares	10,953,973
128,997	Eaton Vance Global Macro Absolute
	Return Fund - Institutional Shares	1,215,152
56,853	Eaton Vance Government Obligations
	Fund - Institutional Shares	396,832
491,069	Eaton Vance Income Fund of Boston -
	Institutional Shares	2,926,769
47,220	Eaton Vance Multi-Strategy Absolute
	Return Fund - Institutional Shares	413,647
37,457	Eaton Vance Worldwide Health
	Sciences Fund - Institutional Shares	441,616
155,684	Parametric Market Neutral Fund -
	Institutional Shares	1,541,274
541,718	Parametric Option Absolute Return
	Strategy Fund - Institutional Shares	5,319,668
152,062	Pioneer Strategic Income Fund -
	Class Y	1,660,518
1,272,943	Stadion Managed Portfolio Trust -
	Institutional Shares (b)	13,073,122
1,001,037	Virtus Allocator Premium AlphaSector
	Fund - Institutional Shares	11,321,730
162,136	Virtus Global Premium AlphaSector
	Fund - Institutional Shares	1,913,202
2,671,985	Virtus Premium AlphaSector Fund -
	Institutional Shares	41,522,650
		103,106,119
	Total Investment Companies
	(Cost $304,985,351)	341,183,755
	SHORT TERM INVESTMENTS - 2.50%
	Money Market Funds - 2.50%
8,712,086	Federated Prime Obligations Fund	8,712,086
	Total Short Term Investments
	(Cost $8,712,086)	8,712,086

See notes to financial statements.

110

GuidePathSM Tactical Unconstrained Asset Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

September 30, 2013

Number of
Shares		Value
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 14.86%
	Money Market Funds - 14.86%
51,759,705	First American Government
	Obligations Fund	$51,759,705
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $51,759,705)	51,759,705
	Total Investments
	(Cost $365,457,142) - 115.30%	401,655,546
	Liabilities in Excess of
	Other Assets - (15.30)%	(53,311,442)
	TOTAL NET
	ASSETS - 100.00%	$348,344,104

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

111

GuidePathSM Absolute Return Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.99%
	Affiliated Mutual Funds - 11.84%
2,986,995	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$28,466,058
512,899	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	5,482,891
1,855,752	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	17,982,237
552,568	GuideMarkSM World ex-US Fund -
	Institutional Shares	4,735,506
		56,666,692
	Exchange Traded Funds - 39.79%
191,903	iShares Barclays 7-10 Year Treasury
	Bond Fund (a)	19,595,215
42,125	iShares Barclays Agency Bond Fund	4,685,985
252,033	iShares Barclays Credit Bond Fund	27,005,336
236,804	iShares Barclays MBS Bond
	Fund (a)	25,082,280
14,358	iShares Core MSCI Emerging
	Markets ETF	698,517
436,873	iShares Floating Rate Note
	Fund (a)	22,149,461
81,619	iShares JPMorgan USD Emerging
	Markets Bond Fund (a)	8,896,471
108,755	iShares MSCI ACWI Index Fund (a)	5,864,070
43,336	PowerShares DB Agriculture
	Fund (a)(b)	1,095,968
26,854	PowerShares DB Base Metals
	Fund (a)(b)	449,267
37,643	PowerShares DB Energy Fund (b) .	1,060,027
76,140	PowerShares International Corporate
	Bond Portfolio (a)	2,225,572
424,158	PowerShares Senior Loan Portfolio	10,468,219
200,128	SPDR Barclays 1-3 Month T-Bill
	ETF (a)(b)	9,163,861
6,806	SPDR Barclays Capital Convertible
	Securities ETF (a)	307,631
59,742	SPDR Barclays High Yield
	Bond ETF	2,380,121
439,909	SPDR Barclays Short Term
	Corporate Bond ETF (a)	13,527,202
99,034	SPDR DB International Government
	Inflation-Protected Bond ETF (b) .	5,901,436

Number of
Shares		Value
	Exchange Traded Funds (Continued)
33,980	SPDR S&P 500 ETF Trust	$5,712,038
128,524	Vanguard FTSE All-World ex-US
	Index Fund (a)	6,246,266
31,081	Vanguard Mid Cap Value (a)	2,276,062
73,046	Vanguard Short-Term Bond
	Index Fund	5,870,707
5,570	Vanguard Small Cap Value (a)	502,637
113,939	Vanguard Total Bond Market
	Index Fund	9,215,386
		190,379,735
	Mutual Funds - 46.36%
769,903	Aberdeen Equity Long Short Fund -
	Institutional Shares	9,400,521
640,886	AQR Diversified Arbitrage Fund -
	Institutional Shares	7,203,554
923,090	BlackRock Low Duration Bond
	Portfolio - Institutional Shares	8,963,202
277,490	DoubleLine Core Fixed Income
	Fund - Institutional Shares	2,996,890
875,581	DoubleLine Emerging Markets
	Fixed Income Bond Fund -
	Institutional Shares	8,957,196
1,178,558	DoubleLine Low Duration Bond
	Fund - Institutional Shares	11,974,147
391,221	DoubleLine Multi-Asset Growth
	Fund - Institutional Shares	3,873,090
2,974,423	DoubleLine Total Return Bond
	Fund - Institutional Shares	32,599,681
391,380	Eaton Vance Floating-Rate Fund -
	Institutional Shares	3,577,210
748,735	Eaton Vance Global Macro Absolute
	Return Advantage Fund -
	Institutional Shares	7,150,415
506,419	Eaton Vance Global Macro Absolute
	Return Fund - Institutional Shares .	4,770,466
1,323,672	Eaton Vance Multi-Strategy Absolute
	Return Fund - Institutional Shares .	11,595,370
179,550	Gateway Fund - Class Y	5,048,943
494,686	Highbridge Statistical Market
	Neutral Fund - Select Shares (b)	7,167,997

See notes to financial statements.

112

GuidePathSM Absolute Return Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES (Continued)
	Mutual Funds (Continued)
1,070,801	JPMorgan Floating Rate
	Income Fund	$10,740,132
62,054	JPMorgan Long/Short Fund -
	Select Shares (b)	1,022,022
1,773,199	JPMorgan Multi-Sector Income
	Fund - Select Shares	17,856,113
302,635	JPMorgan Strategic Income
	Opportunities Fund - Select Shares	3,583,196
65,240	JPMorgan Strategic Preservation
	Fund - Select Shares	955,120
307,832	Parametric Option Absolute Return
	Strategy Fund - Institutional Shares .	3,022,913
728,555	Parametric Market Neutral Fund -
	Institutional Shares	7,212,693
4,773,265	Pioneer Strategic Income Fund -
	Class Y	52,124,055
		221,794,926
	Total Investment Companies
	(Cost $469,281,045)	468,841,353

Number of
Shares		Value
	SHORT TERM INVESTMENTS - 1.88%
	Money Market Funds - 1.88%
8,991,515	Federated Prime Obligations Fund	$8,991,515
	Total Short Term Investments
	(Cost $8,991,515)	8,991,515
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 9.98%
	Money Market Funds - 9.98%
47,759,912	First American Government
	Obligations Fund	47,759,912
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $47,759,912)	47,759,912
	Total Investments
	(Cost $526,032,472) - 109.85%	525,592,780
	Liabilities in Excess of
	Other Assets - (9.85)%	(47,117,491)
	TOTAL NET
	ASSETS - 100.00%	$478,475,289

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

113

GuidePathSM Multi-Asset Income Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 97.72%
	Affiliated Mutual Funds - 2.64%
31,689	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$301,994
46,667	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	452,200
195,308	GuideMarkSM World ex-US Fund -
	Institutional Shares	1,673,788
		2,427,982
	Exchange Traded Funds - 62.67%
17,698	iShares 10+ Year Credit Bond ETF	982,593
30,010	iShares Barclays 20+ Year Treasury
	Bond Fund (a)	3,193,064
12,041	iShares Barclays 7-10 Year Treasury
	Bond Fund (a)	1,229,507
2,701	iShares Barclays US Treasury
	Inflation Protected Securities Fund	304,079
95,105	iShares iBoxx $High Yield Corporate
	Bond Fund (a)	8,707,815
3,522	iShares iBoxx Investment Grade
	Corporate Bond Fund	399,817
115,288	iShares International Select
	Dividend ETF (a)	4,181,496
56,932	iShares JPMorgan USD Emerging
	Markets Bond Fund (a)	6,205,588
41,754	iShares MSCI Australia ETF (a)	1,055,124
83,919	iShares S&P Global Infrastructure
	Index Fund (a)	3,171,299
33,019	iShares S&P US Preferred Stock
	Index Fund (a)	1,254,722
301,943	PowerShares International Dividend
	Achievers Portfolio (a)	5,226,633
29,794	PowerShares Senior Loan
	Portfolio (a)	735,316
5,266	SPDR Barclays Capital International
	Treasury Bond ETF	307,376
49,596	SPDR Barclays High Yield Bond
	ETF (a)	1,975,905
24,147	SPDR Dow Jones International
	Real Estate ETF	1,017,313
16,647	Vanguard Global ex-US Real Estate
	ETF (a)	944,218
19,465	Vanguard REIT ETF (a)	1,287,804

Number of
Shares		Value
	Exchange Traded Funds (Continued)
15,013	WisdomTree Emerging Markets
	Equity Income Fund	$776,022
28,176	WisdomTree Emerging Markets
	SmallCap Dividend Fund (a)	1,314,410
167,292	WisdomTree Equity Income Fund	8,690,819
54,524	WisdomTree International SmallCap
	Dividend Fund (a)	3,276,347
21,394	WisdomTree SmallCap Dividend
	Fund (a)	1,339,264
		57,576,531
	Mutual Funds - 32.41%
401,108	Forward EM Corporate Debt Fund -
	Institutional Shares	3,730,307
413,414	Forward International Dividend
	Fund - Institutional Shares	3,282,509
302,018	Forward Select Income Fund -
	Institutional Shares	7,336,026
58,897	Forward Select EM Dividend Fund -
	Institutional Shares	1,316,356
466,404	Henderson Global Equity Income
	Fund - Institutional Shares	3,759,218
90,643	JPMorgan Global Equity Income
	Fund - Select Shares	1,462,067
536,548	JPMorgan High Yield Fund -
	Select Shares	4,329,939
453,500	JPMorgan Income Builder Fund -
	Select Shares	4,562,207
		29,778,629
	Total Investment Companies
	(Cost $88,186,685)	89,783,142
	SHORT TERM INVESTMENTS - 2.18%
	Money Market Funds - 2.18%
1,998,914	Federated Prime Obligations Fund	1,998,914
	Total Short Term Investments
	(Cost $1,998,914)	1,998,914

See notes to financial statements.

114

GuidePathSM Multi-Asset Income Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2013

Number of
Shares		Value
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 31.66%
	Money Market Funds - 31.66%
29,084,862	First American Government
	Obligations Fund	$29,084,862
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $29,084,862)	29,084,862
	Total Investments
	(Cost $119,270,461) - 131.56%	120,866,918
	Liabilities in Excess of
	Other Assets - (31.56)%	(28,992,151)
	TOTAL NET
	ASSETS - 100.00%	$91,874,767

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.

See notes to financial statements.

115

GuidePathSM Fixed Income Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 98.01%
	Affiliated Mutual Funds - 34.52%
5,376,173	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$51,234,931
2,306,883	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	22,353,701
		73,588,632
	Exchange Traded Funds - 57.12%
16,564	iShares 10+ Year Credit Bond ETF .	919,633
91,905	iShares Barclays 1-3 Year Treasury
	Bond Fund (a)	7,762,296
20,657	iShares Barclays 20+ Year Treasury
	Bond Fund (a)	2,197,905
135,813	iShares Barclays 7-10 Year Treasury
	Bond Fund (a)	13,867,865
18,400	iShares Barclays Agency Bond
	Fund (a)	2,046,816
86,509	iShares Barclays Credit Bond
	Fund (a)	9,269,439
13,343	iShares JPMorgan USD Emerging
	Markets Bond Fund (a)	1,454,387
370,111	PowerShares Senior Loan
	Portfolio (a)	9,134,339
147,571	SPDR Barclays High Yield Bond
	ETF (a)	5,879,229
104,162	SPDR Barclays TIPS ETF	5,814,323
52,191	SPDR DB International Government
	Inflation-Protected Bond ETF (b) .	3,110,062
175,745	Vanguard Mortgage-Backed
	Securities ETF	9,052,625
629,402	Vanguard Total Bond Market
	Index Fund	50,906,034
7,834	WisdomTree Emerging Markets
	Local Debt Fund (a)	368,825
		121,783,778

Number of
Shares		Value
	Mutual Funds - 6.37%
397,504	DoubleLine Total Return Bond
	Fund - Institutional Shares	$4,356,639
193,425	Loomis Sayles Bond Fund -
	Institutional Shares	2,918,784
122,048	PIMCO Emerging Local Bond
	Fund - Institutional Shares	1,175,322
456,750	PIMCO Unconstrained Bond
	Fund - Institutional Shares	5,133,873
		13,584,618
	Total Investment Companies
	(Cost $216,142,491)	208,957,028
	SHORT TERM INVESTMENTS - 1.85%
	Money Market Funds - 1.85%
3,933,317	Federated Prime Obligations Fund	3,933,317
	Total Short Term Investments
	(Cost $3,933,317)	3,933,317
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 13.08%
	Money Market Funds - 13.08%
27,893,049	First American Government
	Obligations Fund	27,893,049
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $27,893,049)	27,893,049
	Total Investments
	(Cost $247,968,857) - 112.94%	240,783,394
	Liabilities in Excess of
	Other Assets - (12.94)%	(27,587,646)
	TOTAL NET
	ASSETS - 100.00%	$213,195,748

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

116

GuidePathSM Altegris® Diversified Alternatives Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2013

Number of
Shares		Value
	INVESTMENT COMPANIES - 98.04%
	Affiliated Mutual Funds - 98.04%
6,346,826	Altegris® Equity Long Short
	Fund - Institutional Shares	$70,195,898
1,119,078	Altegris® Fixed Income Long
	Short Fund - Institutional Shares (a)	11,369,829
1,464,463	Altegris® Futures Evolution
	Strategy Fund - Institutional
	Shares	13,575,569
3,653,241	Altegris® Macro Strategy Fund -
	Institutional Shares (a)	30,321,903
1,535,458	Altegris® Managed Futures
	Strategy Fund - Institutional
	Shares (a)	13,404,548
2,129,328	GuideMarkSM Opportunistic
	Fixed Income Fund - Institutional
	Shares	20,633,190
		159,500,937
	Total Investment Companies
	(Cost $160,450,314)	159,500,937

Number of
Shares		Value
	SHORT TERM INVESTMENTS - 1.94%
	Money Market Funds - 1.94%
3,154,769	Federated Prime Obligations Fund	$3,154,769
	Total Short Term Investments
	(Cost $3,154,769)	3,154,769
	Total Investments
	(Cost $163,605,083) - 99.98%	162,655,706
	Other Assets in Excess
	of Liabilities - 0.02%	29,807
	TOTAL NET
	ASSETS - 100.00%	$162,685,513

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

See notes to financial statements.

117

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES

September 30, 2013 (Unaudited)

	Large Cap	Large Cap	Small/Mid Cap
	Growth Fund	Value Fund	Core Fund
ASSETS:
Investments, at value (cost $144,663,410, $159,156,703, and $71,450,213, respectively)[1]	$191,136,233	$215,437,447	$87,844,788
Cash	—	10,444	—
Income receivable	78,933	282,047	48,783
Receivable for dividend reclaims	—	42,212	—
Receivable for investment securities sold	1,416,894	—	1,668,551
Receivable for fund shares sold	148,468	141,639	28,476
Receivable from securities lending agent (See Note 6)	—	79	3,891
Other assets	42,295	46,515	30,297
Total Assets	192,822,823	215,960,383	89,624,786
LIABILITIES:
Payable for collateral on securities loaned	10,916,880	12,601,030	5,501,415
Payable to securities lending agent (See Note 6)	115	—	—
Payable for investment securities purchased	1,334,652	227,338	1,370,642
Payable for fund shares redeemed	140,044	143,364	14,783
Payable to Investment Advisor	103,624	117,150	51,357
Other accrued expenses	177,878	159,522	78,028
Total Liabilities	12,673,193	13,248,404	7,016,225
NET ASSETS	$180,149,630	$202,711,979	$82,608,561
NET ASSETS CONSIST OF:
Capital stock	184,865,314	306,441,404	82,859,688
Unrealized appreciation on investments	46,472,823	56,280,744	16,394,575
Accumulated undistributed net investment income (loss)	306,976	1,838,280	(140,181)
Accumulated undistributed net realized loss	(51,495,483)	(161,848,449)	(16,505,521)
Total Net Assets	$180,149,630	$202,711,979	$82,608,561
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	4,005,734	6,378,306	3,237,053
Net assets	49,617,756	68,214,352	49,544,945
Net asset value, offering and redemption price per share	$12.39	$10.69	$15.31
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,646,600	12,490,267	2,176,263
Net assets	130,531,874	134,497,627	33,063,616
Net asset value, offering and redemption price per share	$12.26	$10.77	$15.19

[1]Includes loaned securities with a market value of:	$10,571,906	$12,098,693	$5,271,338

See notes to financial statements.

118

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2013 (Unaudited)

	World	Opportunistic	Global Real
	ex-US Fund	Equity Fund	Return Fund
ASSETS:
Investments, at value (cost $289,870,357, $121,361,019, and $97,808,632, respectively)[1]	$336,353,990	$150,131,295	$96,177,441
Foreign currencies (cost $1,041,913, $0, and $0, respectively)	1,043,462	—	—
Cash	—	6,336	90,895
Income receivable	912,174	134,720	65,075
Receivable for dividend reclaims	255,833	—	—
Receivable for investment securities and foreign currencies sold	3,788,477	105,773	—
Receivable for fund shares sold	199,072	23,048	44,301
Other assets	67,412	35,417	33,895
Total Assets	342,620,420	150,436,589	96,411,607
LIABILITIES:
Payable for collateral on securities loaned	449,000	5,513,272	19,925,660
Payable to securities lending agent (See Note 6)	5,588	—	—
Payable for investment securities purchased	3,378,621	552,685	68,251
Payable for fund shares redeemed	238,157	85,414	42,197
Payable to Investment Advisor	184,204	95,927	40,739
Other accrued expenses	311,358	106,571	197,645
Total Liabilities	4,566,928	6,353,869	20,274,492
NET ASSETS	$338,053,492	$144,082,720	$76,137,115
NET ASSETS CONSIST OF:
Capital stock	506,490,577	112,322,924	88,566,926
Unrealized appreciation (depreciation) on:
Investments	46,483,633	28,770,284	(1,631,191)
Foreign currencies	11,788	—	—
Accumulated undistributed net investment income	5,850,419	499,908	481,959
Accumulated undistributed net realized gain (loss)	(220,782,925)	2,489,604	(11,280,579)
Total Net Assets	$338,053,492	$144,082,720	$76,137,115
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	12,777,440	5,189,176	1,322,272
Net assets	109,549,000	65,857,872	11,929,588
Net asset value, offering and redemption price per share	$8.57	$12.69	$9.02
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	26,757,640	6,218,221	7,109,922
Net assets	228,504,492	78,224,848	64,207,527
Net asset value, offering and redemption price per share	$8.54	$12.58	$9.03
[1]Includes loaned securities with a market value of:	$432,280	$5,338,213	$19,059,723

See notes to financial statements.

119

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2013 (Unaudited)

	Core	Tax-Exempt	Opportunistic
	Fixed Income	Fixed Income	Fixed Income
	Fund	Fund	Fund
ASSETS:
Investments, at value (cost $353,055,820, $57,968,441, and $235,050,258, respectively)[1]	$354,711,052	$60,144,757	$232,461,850
Appreciation of swap agreements	—	—	14,732
Foreign currencies (cost $0, $0, and $2,616,880, respectively)	—	—	2,592,407
Variation margin on futures and centrally cleared swaps	—	—	512,862
Income receivable	2,034,899	867,825	2,704,870
Receivable for investment securities and foreign currencies sold	7,177,173	460,875	3,682,640
Receivable for fund shares sold	183,388	80,362	165,278
Swap premiums paid	—	—	111,035
Deposits with brokers for forwards and swaps	—	—	1,076,000
Appreciation of forward foreign currency contracts	—	—	976,456
Receivable from securities lending agent (See Note 6)	1,733	—	—
Other assets	107,749	45,663	21,855
Total Assets	364,215,994	61,599,482	244,319,985
LIABILITIES:
Depreciation of forward foreign currency contracts	—	—	2,533,078
Depreciation on swap agreements	—	—	638,635
Payable for collateral on securities loaned	3,567,388	—	—
Payable for investment securities and foreign currencies purchased	12,117,525	242,733	1,872,900
Payable for fund shares redeemed	282,433	24,781	156,974
Payable to Investment Advisor	131,260	19,404	135,575
Payable to Custodian	145,827	—	1,589,281
Swap premiums received	—	—	698,827
Other accrued expenses	362,443	89,890	407,554
Total Liabilities	16,606,876	376,808	8,032,824
NET ASSETS	$347,609,118	$61,222,674	$236,287,161

See notes to financial statements.

120

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2013 (Unaudited)

	Core	Tax-Exempt	Opportunistic
	Fixed Income	Fixed Income	Fixed Income
	Fund	Fund	Fund
NET ASSETS CONSIST OF:
Capital stock	$348,039,959	$63,480,009	$243,346,092
Unrealized appreciation (depreciation) on:
Investments	1,655,240	2,176,316	(2,588,408)
Foreign currencies	—	—	(18,354)
Swaps	—	—	(623,903)
Forward currency exchange contracts	—	—	(1,556,622)
Futures contracts	—	—	(148,028)
Accumulated undistributed net investment income (loss)	(349,700)	60,617	(3,208,777)
Accumulated undistributed net realized gain (loss)	(1,736,381)	(4,494,268)	1,085,161
Total Net Assets	$347,609,118	$61,222,674	$236,287,161
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	11,816,592	—	9,240,808
Net assets	112,664,457	—	89,558,940
Net asset value, offering and redemption price per share	$9.53	—	$9.69
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	24,573,166	5,572,802	15,116,664
Net assets	234,944,661	61,222,674	146,728,221
Net asset value, offering and redemption price per share	$9.56	$10.99	$9.71
[1]Includes loaned securities with a market value of:	$3,477,825	$—	$—

See notes to financial statements.

121

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2013 (Unaudited)

		Tactical	Tactical	Absolute
	Strategic	ConstrainedSM	UnconstrainedSM	Return
	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Fund	Fund	Fund	Fund
ASSETS:
Investments, at value (cost $142,729,396, $84,900,234, $277,814,527, and $470,389,050, respectively)[1]	$160,158,436	$93,421,501	$289,945,581	$468,926,088
Investments in affiliates, at value (cost $112,636,843, $132,481,038, $87,642,615 and $55,643,422, respectively)	139,783,521	157,609,502	111,709,965	56,666,692
Cash	12,947	14,811	82,880	—
Income receivable	183,692	215,950	216,177	502,406
Receivable for investment securities sold	89,216	42,428	84,765	617,808
Receivable for fund shares sold	445,194	441,306	1,180,630	1,147,086
Other assets	29,782	35,339	39,972	69,110
Total Assets	300,702,788	251,780,837	403,259,970	527,929,190
LIABILITIES:
Payable for collateral on securities loaned	38,233,453	11,226,168	51,759,705	47,759,912
Payable for investment securities purchased	—	120,424	1,690,412	—
Payable for fund shares redeemed	315,202	295,229	835,927	531,289
Payable to Investment Advisor	59,502	50,341	133,931	213,868
Payable to Custodian	—	—	—	277,104
Other accrued expenses	361,414	341,180	495,891	671,728
Total Liabilities	38,969,571	12,033,342	54,915,866	49,453,901
NET ASSETS	$261,733,217	$239,747,495	$348,344,104	$478,475,289
NET ASSETS CONSIST OF:
Capital stock	217,070,128	208,338,673	309,370,126	480,851,065
Unrealized appreciation (depreciation) on:
Investments	17,429,040	8,521,267	12,131,054	(1,462,962)
Investments in affiliates	27,146,678	25,128,464	24,067,350	1,023,270
Accumulated undistributed net investment income (loss)	(12,931)	527,954	177,923	6,252,942
Accumulated undistributed net realized gain (loss)	100,302	(2,768,863)	2,597,651	(8,189,026)
Total Net Assets	$261,733,217	$239,747,495	$348,344,104	$478,475,289
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	138,341	138,260	94,234	67,387
Net assets	1,516,881	1,501,024	997,921	673,596
Net asset value, offering and redemption price per share	$10.96	$10.86	$10.59	$10.00
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	23,787,893	21,986,529	32,841,790	47,927,380
Net assets	260,216,336	238,246,471	347,346,183	477,801,693
Net asset value, offering and redemption price per share	$10.94	$10.84	$10.58	$9.97
[1]Includes loaned securities with a market value of:	$37,151,616	$10,829,341	$50,147,445	$46,575,274

See notes to financial statements.

122

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2013 (Unaudited)

	Multi-Asset		Altegris®
	Income	Fixed Income	Diversified
	Asset Allocation	Allocation	Alternatives
	Fund	Fund	Allocation Fund
ASSETS:
Investments, at value (cost $117,084,979, $171,506,259, and $3,154,769, respectively)[1]	$118,438,936	$167,194,762	$3,154,769
Investments in affiliates, at value (cost $2,185,482, $76,462,598, and $160,450,314, respectively)	2,427,982	73,588,632	159,500,937
Cash	36,461	36,612	—
Income receivable	90,174	31,231	82
Receivable for investment securities sold	47,717	333,004	106,420
Receivable for fund shares sold	120,090	454,369	280,952
Other assets	44,358	46,239	26,627
Total Assets	121,205,718	241,684,849	163,069,787
LIABILITIES:
Payable for collateral on securities loaned	29,084,862	27,893,049	—
Payable for investment securities purchased	30,224	19,192	—
Payable for fund shares redeemed	43,958	194,508	160,399
Payable to Investment Advisor	26,605	44,069	—
Other accrued expenses	145,302	338,283	223,875
Total Liabilities	29,330,951	28,489,101	384,274
NET ASSETS	$91,874,767	$213,195,748	$162,685,513
NET ASSETS CONSIST OF:
Capital stock	90,384,069	222,446,051	163,849,501
Unrealized appreciation (depreciation) on:
Investments	1,353,957	(4,311,497)	—
Investments in affiliates	242,500	(2,873,966)	(949,377)
Accumulated undistributed net investment income	388,264	532,413	236,869
Accumulated undistributed net realized (loss)	(494,023)	(2,597,253)	(451,480)
Total Net Assets	$91,874,767	$213,195,748	162,685,513
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	60,228	63,108
Net assets	—	578,726	627,621
Net asset value, offering and redemption price per share	—	$9.61	$9.95
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	8,849,174	22,131,724	16,332,226
Net assets	91,874,767	212,617,022	162,057,892
Net asset value, offering and redemption price per share	$10.38	$9.61	$9.92
[1]Includes loaned securities with a market value of:	$28,162,695	$27,194,241	$—

See notes to financial statements.

123

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STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2013 (Unaudited)

	Large Cap	Large Cap	Small/Mid Cap
	Growth Fund	Value Fund	Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $8,816, $33,447, and $0, respectively)	$1,416,907	$2,561,281	$418,124
Interest income	309	420	257
Total investment income	1,417,216	2,561,701	418,381
EXPENSES:
Investment advisory fees	613,885	689,765	294,623
Distribution (12b-1) fees – Service Shares	160,428	165,427	40,942
Administrative service fees – Service Shares	160,428	165,427	40,942
Shareholder servicing fees – Service Shares	51,337	46,320	8,189
Legal fees	37,686	42,641	14,015
Custody fees	37,364	13,681	27,790
Administration fees	33,761	36,957	15,131
Federal and state registration fees	19,873	21,392	19,104
Fund accounting fees	19,432	20,667	10,276
Audit and tax fees	17,114	17,114	15,744
Directors’ fees and expenses	13,134	14,664	5,686
Reports to shareholders	9,950	10,675	4,048
Transfer agent fees and expenses	6,708	7,077	4,821
Insurance fees	4,928	5,268	2,202
Compliance fees	3,480	3,880	1,584
Total expenses	1,189,508	1,260,955	505,097
Expense recapture (reimbursement) by Advisor (See Note 3)	(5,791)	—	1,737
Less securities lending credit (See Note 6)	(11,363)	(11,705)	(10,320)
Net expenses	1,172,354	1,249,250	496,514
Net investment income (loss)	244,862	1,312,451	(78,133)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	10,357,897	10,901,266	8,426,757
Net change in unrealized appreciation on investments	6,006,731	11,253,136	706,833
Net realized and unrealized gain	16,364,628	22,154,402	9,133,590
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,609,490	$23,466,853	$9,055,457

See notes to financial statements.

124

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STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2013 (Unaudited)

	World	Opportunistic	Global Real
	ex-US Fund	Equity Fund	Return Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $633,313, $2,981, and $0), respectively)	$5,344,187	$1,300,758	$916,274
Interest income	1,397	881	69
Total investment income	5,345,584	1,301,639	916,343
EXPENSES:
Investment advisory fees	1,118,372	576,666	257,128
Distribution (12b-1) fees – Service Shares	276,097	98,802	83,813
Administrative service fees – Service Shares	276,097	98,802	83,813
Shareholder servicing fees – Service Shares	82,829	21,737	21,791
Legal fees	56,825	35,441	16,112
Custody fees	258,573	18,065	7,711
Administration fees	56,252	27,912	16,248
Federal and state registration fees	25,921	19,807	19,666
Fund accounting fees	76,719	17,592	6,810
Audit and tax fees	16,782	15,810	9,475
Directors’ fees and expenses	23,181	11,170	4,380
Reports to shareholders	14,814	10,733	3,830
Transfer agent fees and expenses	9,324	5,968	4,292
Insurance fees	7,585	3,950	732
Compliance fees	6,185	2,836	1,006
Total expenses	2,305,556	965,291	536,807
Expense recapture (reimbursement) by Advisor (See Note 3)	(31,848)	13,618	—
Less securities lending credit (See Note 6)	(940)	(17,405)	(87,535)
Net expenses	2,272,768	961,504	449,272
Net investment income	3,072,816	340,135	467,071
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(372,182)	10,162,396	(2,358,499)
Foreign currencies	(110,353)	—	—
Total	(482,535)	10,162,396	(2,358,499)
Net change in unrealized appreciation (depreciation) on:
Investments	17,561,186	4,921,185	(1,491,072)
Foreign currencies	23,401	—	—
Total	17,584,587	4,921,185	(1,491,072)
Net realized and unrealized gain (loss)	17,102,052	15,083,581	(3,849,571)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,174,868	$15,423,716	$(3,382,500)

See notes to financial statements.

125

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2013 (Unaudited)

	Core	Tax-Exempt	Opportunistic
	Fixed Income	Fixed Income	Fixed Income
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, $4,048)	$—	$—	$181,056
Interest income (net of withholding tax of $0, $0, $21,830)	4,424,559	1,420,842	6,637,655
Total investment income	4,424,559	1,420,842	6,818,711
EXPENSES:
Investment advisory fees	951,664	167,491	924,449
Distribution (12b-1) fees – Service Shares	317,526	83,745	194,667
Administrative service fees – Service Shares	317,526	83,745	194,667
Shareholder servicing fees – Service Shares	127,011	33,498	62,294
Legal fees	106,307	15,609	56,673
Custody fees	31,785	6,028	104,653
Administration fees	80,307	14,639	52,052
Federal and state registration fees	23,351	21,140	28,787
Fund accounting fees	102,855	20,097	99,158
Audit and tax fees	19,613	14,589	24,363
Directors’ fees and expenses	32,187	4,940	14,970
Reports to shareholders	21,169	2,655	12,905
Transfer agent fees and expenses	11,717	3,506	7,282
Insurance fees	12,873	2,295	2,379
Compliance fees	8,085	1,397	3,621
Total expenses	2,163,976	475,374	1,782,920
Expense reimbursement by Advisor (See Note 3)	(58,228)	(43,249)	(29,665)
Less securities lending credit (See Note 6)	(1,300)	—	—
Net expenses	2,104,448	432,125	1,753,255
Net investment income	2,320,111	988,717	5,065,456
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(2,831,458)	(166,039)	(1,608,694)
Foreign currencies	—	—	52,299
Forward currency exchange contracts	—	—	3,109,246
Swaps	—	—	(762,640)
Futures contracts	—	—	(316,765)
Total	(2,831,458)	(166,039)	473,446
Net change in unrealized appreciation (depreciation) on:
Investments	(9,582,294)	(4,026,918)	(7,977,868)
Foreign currencies	—	—	12,683
Forward currency contracts	—	—	(5,409,709)
Swaps	—	—	(556,963)
Futures contracts	—	—	(17,525)
Total	(9,582,294)	(4,026,918)	(13,949,382)
Net realized and unrealized loss	(12,413,752)	(4,192,957)	(13,475,936)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,093,641)	$(3,204,240)	$(8,410,480)

See notes to financial statements.

126

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2013 (Unaudited)

		Tactical	Tactical	Absolute
	Strategic	ConstrainedSM	UnconstrainedSM	Return
	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Dividend income	$1,554,520	$946,485	$1,599,507	$4,336,726
Dividends from affiliate investments	—	694,032	421,405	2,690,563
Interest income	1,312	1,171	9,173	4,898
Total investment income	1,555,832	1,641,688	2,030,085	7,032,187
EXPENSES:
Investment advisory fees	319,817	295,438	580,326	878,742
Distribution (12b-1) fees – Service Shares	318,646	294,277	413,476	626,938
Administrative service fees – Service Shares	318,646	294,277	413,476	626,938
Shareholder servicing fees – Service Shares	114,713	105,940	148,851	225,698
Legal fees	32,217	32,367	41,918	65,568
Custody fees	33,727	44,350	61,245	86,015
Administration fees	48,831	44,550	62,207	97,248
Federal and state registration fees	21,698	22,565	24,925	30,603
Fund accounting fees	22,477	21,732	28,264	42,567
Audit and tax fees	9,105	9,105	9,105	9,105
Directors’ fees and expenses	13,848	12,792	17,461	28,301
Reports to shareholders	12,012	10,930	14,825	23,980
Transfer agent fees and expenses	6,762	6,471	7,848	10,875
Insurance fees	2,142	1,959	2,691	4,467
Compliance fees	3,423	3,211	4,409	6,881
Total expenses	1,278,064	1,199,964	1,831,027	2,763,926
Expense recapture (reimbursement) by Advisor (See Note 3)	45,974	51,018	82,092	178,178
Less securities lending credit (See Note 6)	(47,695)	(72,155)	(91,910)	(183,770)
Net expenses	1,276,343	1,178,827	1,821,209	2,758,334
Net investment income	279,489	462,861	208,876	4,273,853
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	176,188	(1,956,042)	3,392,188	(4,227,947)
Investments in affiliates	1,152,668	(165,059)	160,639	(1,055,031)
Total	1,328,856	(2,121,101)	3,552,827	(5,282,978)
Net change in unrealized appreciation (depreciation) on:
Investments	5,792,287	1,539,371	(2,474,764)	(7,306,119)
Investments in affiliates	8,890,204	8,800,882	8,412,500	(1,915,977)
Total	14,682,491	10,340,253	5,937,736	(9,222,096)
Net realized and unrealized gain (loss)	16,011,347	8,219,152	9,490,563	(14,505,074)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,290,836	$8,682,013	$9,699,439	$(10,231,221)

See notes to financial statements.

127

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2013 (Unaudited)

	Multi-Asset		Altegris®
	Income	Fixed Income	Diversified
	Asset Allocation	Allocation	Alternatives
	Fund	Fund	Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,147,402	$1,693,852	$28,583
Dividends from affiliate investments	28,400	1,273,799	575,133
Interest income	540	5,900	832
Contributions from Affiliated Parties	—	—	65,641
Total investment income	2,176,342	2,973,551	670,189
EXPENSES:
Investment advisory fees	152,820	281,860	—
Distribution (12b-1) fees – Service Shares	109,157	281,206	206,168
Administrative service fees – Service Shares	109,157	281,206	—
Shareholder servicing fees – Service Shares	39,297	101,234	74,221
Legal fees	12,407	37,850	43,523
Custody fees	30,981	34,763	21,984
Administration fees	15,541	44,554	31,827
Federal and state registration fees	32,515	28,972	29,349
Fund accounting fees	4,941	14,585	10,065
Audit and tax fees	8,957	8,957	8,957
Directors’ fees and expenses	4,286	12,763	9,060
Reports to shareholders	3,657	10,846	7,778
Transfer agent fees and expenses	3,213	6,713	5,582
Insurance fees	312	1,523	915
Compliance fees	1,177	3,039	2,250
Total expenses	528,418	1,150,071	451,679
Expense recapture by Advisor (See Note 3)	20,380	—	—
Less securities lending credit (See Note 6)	(104,425)	(103,250)	—
Net expenses	444,373	1,046,821	451,679
Net investment income	1,731,969	1,926,730	218,510
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(453,196)	(2,164,680)	—
Investments in affiliates	(119,975)	(783,566)	(312,474)
Total	(573,171)	(2,948,246)	(312,474)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,350,944)	(3,314,261)	—
Investments in affiliates	103,781	(2,442,046)	(1,215,609)
Total	(1,247,163)	(5,756,307)	(1,215,609)
Net realized and unrealized loss	(1,820,334)	(8,704,553)	(1,528,083)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(88,365)	$(6,777,823)	$(1,309,573)

See notes to financial statements.

128

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STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund		Large Cap Value Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$244,862	$615,990	$1,312,451	$2,778,763
Net realized gain on investment transactions	10,357,897	12,907,901	10,901,266	1,243,514
Change in unrealized appreciation (depreciation) on investments	6,006,731	(6,127,721)	11,253,136	19,933,765
Net increase in net assets resulting from operations	16,609,490	7,396,170	$23,466,853	23,956,042
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	6,816,229	21,114,514	11,492,492	28,863,915
Shares issued to holders in reinvestment of dividends	—	245,969	—	973,550
Shares redeemed	(6,723,621)	(10,260,736)	(11,563,562)	(15,604,223)
Net increase (decrease)	92,608	11,099,747	(71,070)	14,233,242
Service Shares
Shares sold	16,167,797	21,361,024	15,946,548	20,957,853
Shares issued to holders in reinvestment of dividends	—	236,843	—	1,840,459
Shares redeemed	(33,910,858)	(58,405,005)	(36,155,068)	(61,447,421)
Net decrease	(17,743,061)	(36,807,138)	(20,208,520)	(38,649,109)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(245,969)	—	(973,550)
Net investment income – Service Shares	—	(236,885)	—	(1,840,687)
Total dividends and distributions	—	(482,854)	—	(2,814,237)
INCREASE (DECREASE) IN NET ASSETS	(1,040,963)	(18,794,075)	3,187,263	(3,274,062)
NET ASSETS:
Beginning of year	181,190,593	199,984,668	199,524,716	202,798,778
End of year (including undistributed net investment income of $306,976, $62,114, $1,838,280 and $525,829, respectively)	$180,149,630	$181,190,593	$202,711,979	$199,524,716
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	573,853	2,048,776	1,126,211	3,437,991
Shares issued to holders in reinvestment of dividends	—	24,044	—	115,350
Shares redeemed	(584,036)	(991,010)	(1,157,869)	(1,875,144)
Net increase (decrease)	(10,183)	1,081,810	(31,658)	1,678,197
Service Shares
Shares sold	1,372,292	2,059,739	1,553,276	2,429,746
Shares issued to holders in reinvestment of dividends	—	23,288	—	215,763
Shares redeemed	(2,971,700)	(5,725,792)	(3,667,550)	(7,295,530)
Net decrease	(1,599,408)	(3,642,765)	(2,114,274)	(4,650,021)

See notes to financial statements.

129

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STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$(78,133)	$273,437	$3,072,816	$2,903,141
Net realized gain (loss) on investment transactions	8,426,757	5,068,942	(482,535)	(4,179,666)
Change in unrealized appreciation on investments	706,833	7,546,233	17,584,587	25,818,039
Net increase in net assets resulting from operations	9,055,457	12,888,612	$20,174,868	24,541,514
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	8,046,365	22,445,768	29,618,228	52,506,550
Shares issued to holders in reinvestment of dividends	—	341,432	—	644,419
Shares redeemed	(8,400,852)	(14,900,622)	(11,610,444)	(14,909,881)
Net increase (decrease)	(354,487)	7,886,578	18,007,784	38,241,088
Service Shares
Shares sold	3,483,130	5,372,925	56,045,319	68,395,204
Shares issued to holders in reinvestment of dividends	—	126,113	—	1,440,442
Shares redeemed	(14,558,607)	(18,874,352)	(38,584,840)	(74,045,567)
Net increase (decrease)	(11,075,477)	(13,375,314)	17,460,479	(4,209,921)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(341,432)	—	(644,419)
Net investment income – Service Shares	—	(126,133)	—	(1,441,139)
Total dividends and distributions	—	(467,565)	—	(2,085,558)
INCREASE (DECREASE) IN NET ASSETS	(2,374,507)	6,932,311	55,643,131	56,487,123
NET ASSETS:
Beginning of year	84,983,068	78,050,757	282,410,361	225,923,238
End of year (including undistributed net investment income (loss) of $(140,181), $(62,048), $5,850,419 and $2,777,603, respectively)	$82,608,561	$84,983,068	$338,053,492	$282,410,361
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	564,157	1,934,772	3,617,756	7,113,356
Shares issued to holders in reinvestment of dividends	—	28,862	—	82,301
Shares redeemed	(610,669)	(1,284,015)	(1,405,718)	(2,030,934)
Net increase (decrease)	(46,512)	679,619	2,212,038	5,164,723
Service Shares
Shares sold	244,347	456,562	6,973,201	9,665,692
Shares issued to holders in reinvestment of dividends	—	10,697	—	183,965
Shares redeemed	(1,088,447)	(1,615,250)	(4,719,608)	(9,919,664)
Net increase (decrease)	(844,100)	(1,147,991)	2,253,593	(70,007)

See notes to financial statements.

130

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STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund		Global Real Return Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$340,135	$746,058	$467,071	$897,253
Net realized gain (loss) on investment transactions	10,162,396	4,854,198	(2,358,499)	(4,756,580)
Change in unrealized appreciation (depreciation) on investments	4,921,185	13,201,143	(1,491,072)	4,879,279
Net increase (decrease) in net assets resulting from operations	15,423,716	18,801,399	(3,382,500)	1,019,952
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	6,236,127	29,457,609	1,552,610	8,619,468
Shares issued to holders in reinvestment of dividends	—	394,887	—	134,336
Shares redeemed	(15,012,083)	(17,215,858)	(834,200)	(7,635,480)
Net increase (decrease)	(8,775,956)	12,636,638	718,410	1,118,324
Service Shares
Shares sold	4,872,746	9,325,458	8,586,296	11,349,361
Shares issued to holders in reinvestment of dividends	—	191,398	—	733,867
Shares redeemed	(22,155,169)	(46,106,624)	(12,246,261)	(44,895,468)
Net decrease	(17,282,423)	(36,589,768)	(3,659,965)	(32,812,240)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(394,887)	—	(134,336)
Net investment income – Service Shares	—	(191,398)	—	(733,867)
Total dividends and distributions	—	(586,285)	—	(868,203)
DECREASE IN NET ASSETS	(10,634,663)	(5,738,016)	(6,324,055)	(31,542,167)
NET ASSETS:
Beginning of year	154,717,383	160,455,399	82,461,170	114,003,337
End of year (including undistributed net investment income (loss) of $499,908, $159,773, $481,959 and $14,888, respectively)	$144,082,720	$154,717,383	$76,137,115	$82,461,170
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	523,761	3,050,070	170,071	938,852
Shares issued to holders in reinvestment of dividends	—	39,568	—	14,261
Shares redeemed	(1,295,972)	(1,795,557)	(91,954)	(823,384)
Net increase	(772,211)	1,294,081	78,117	129,729
Service Shares
Shares sold	406,737	938,744	944,379	1,216,621
Shares issued to holders in reinvestment of dividends	—	19,255	—	77,494
Shares redeemed	(1,921,388)	(4,813,453)	(1,344,458)	(4,803,833)
Net decrease	(1,514,651)	(3,855,454)	(400,079)	(3,509,718)

See notes to financial statements.

131

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STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013
OPERATIONS:
Net investment income	$2,320,111	$5,023,485	$988,717	$2,257,558
Net realized gain (loss) on investment transactions	(2,831,458)	8,953,451	(166,039)	1,992,488
Change in unrealized appreciation (depreciation) on investments	(9,582,294)	3,790,201	(4,026,918)	(279,838)
Net increase (decrease) in net assets resulting from operations	(10,093,641)	17,767,137	(3,204,240)	3,970,208
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	42,830,807	126,671,176	—	—
Shares issued to holders in reinvestment of dividends	1,166,336	3,059,578	—	—
Shares redeemed	(61,215,512)	(26,205,403)	—	—
Net increase (decrease)	(17,218,369)	103,525,351	—	—
Service Shares
Shares sold	31,882,586	119,713,756	10,042,523	22,814,112
Shares issued to holders in reinvestment of dividends	1,055,720	7,857,792	688,124	2,125,734
Shares redeemed	(70,713,874)	(289,441,078)	(21,047,359)	(32,323,200)
Net decrease	(37,775,568)	(161,869,530)	(10,316,712)	(7,383,354)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(1,166,336)	(1,990,436)	—	—
Net investment income – Service Shares	(1,679,957)	(5,184,619)	(996,247)	(2,255,871)
Net realized gains – Institutional Shares	—	(1,069,143)	—	—
Net realized gains – Service Shares	—	(2,916,872)	—	—
Total dividends and distributions	(2,846,293)	(11,161,070)	(996,247)	(2,255,871)
DECREASE IN NET ASSETS	(67,933,871)	(51,738,112)	(14,517,199)	(5,669,017)
NET ASSETS:
Beginning of year	415,542,989	467,281,101	75,739,873	81,408,890
End of year (including undistributed net investment income (loss) of $(349,700), $176,482, $60,617 and $68,147, respectively)	$347,609,118	$415,542,989	$61,222,674	$75,739,873
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	4,448,004	12,665,350	—	—
Shares issued to holders in reinvestment of dividends	122,480	308,449	—	—
Shares redeemed	(6,381,691)	(2,622,197)	—	—
Net increase (decrease)	(1,811,207)	10,351,602	—	—
Service Shares
Shares sold	3,286,319	12,019,198	884,121	1,938,340
Shares issued to holders in reinvestment of dividends	110,578	789,690	62,036	181,911
Shares redeemed	(7,275,406)	(28,860,816)	(1,848,134)	(2,745,670)
Net decrease	(3,878,509)	(16,051,928)	(901,977)	(625,419)

See notes to financial statements.

132

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Strategic Asset Allocation Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$5,065,456	$9,763,909	$279,489	$1,555,251
Net realized gain (loss) on investment transactions	473,446	3,938,357	1,328,856	(106,631)
Change in unrealized appreciation (depreciation) on investments	(13,949,382)	11,212,581	14,682,491	20,464,754
Net increase (decrease) in net assets resulting from operations	(8,410,480)	24,914,847	16,290,836	21,913,374
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	21,608,948	97,626,601	704,613	923,730
Shares issued to holders in reinvestment of dividends	2,977,841	3,893,635	—	5,179
Shares redeemed	(33,058,430)	(40,949,711)	(125,663)	(88,985)
Net increase (decrease)	(8,471,641)	60,570,525	578,950	839,924
Service Shares
Shares sold	37,671,584	59,196,660	48,397,737	138,739,675
Shares issued to holders in reinvestment of dividends	2,336,552	5,215,889	—	1,635,557
Shares redeemed	(34,681,564)	(127,923,371)	(52,541,359)	(57,129,975)
Net increase (decrease)	5,326,572	(63,510,822)	(4,143,622)	83,245,257
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(2,977,841)	(3,893,635)	—	(5,179)
Net investment income – Service Shares	(3,814,577)	(5,953,564)	—	(1,635,557)
Total dividends and distributions	(6,792,418)	(9,847,199)	—	(1,640,736)
INCREASE IN NET ASSETS	(18,347,967)	12,127,351	12,726,164	104,357,819
NET ASSETS:
Beginning of year	254,635,128	242,507,777	249,007,053	144,649,234
End of year (including distributions in excess of net investment income of $(3,208,777), $(1,481,815), $(12,931) and $(292,420), respectively)	$236,287,161	$254,635,128	$261,733,217	$249,007,053
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	2,124,053	9,870,100	63,902	94,646
Shares issued to holders in reinvestment of dividends	304,390	387,161	—	544
Shares redeemed	(3,329,487)	(4,072,647)	(11,843)	(8,908)
Net increase (decrease)	(901,044)	6,184,614	52,059	86,282
Service Shares
Shares sold	3,708,856	5,969,660	4,603,297	14,796,202
Shares issued to holders in reinvestment of dividends	238,479	525,275	—	171,442
Shares redeemed	(3,469,057)	(12,887,729)	(4,997,054)	(6,078,952)
Net increase (decrease)	478,278	(6,392,794)	(393,757)	8,888,692

See notes to financial statements.

133

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical ConstrainedSM Asset Allocation Fund		Tactical UnconstrainedSM Asset Allocation Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$462,861	$1,843,422	$208,876	$2,359,870
Net realized gain (loss) on investment transactions	(2,121,101)	1,312,731	3,552,827	4,089,310
Change in unrealized appreciation on investments	10,340,253	14,384,272	5,937,736	19,251,032
Net increase in net assets resulting from operations	8,682,013	17,540,425	9,699,439	25,700,212
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	712,813	927,302	266,614	846,923
Shares issued to holders in reinvestment of dividends	—	7,493	—	7,543
Shares redeemed	(120,832)	(88,557)	(104,456)	(83,079)
Net increase	591,981	846,238	162,158	771,387
Service Shares
Shares sold	47,187,775	134,707,886	84,881,135	183,929,465
Shares issued to holders in reinvestment of dividends	—	2,344,322	—	3,611,304
Shares redeemed	(46,499,045)	(66,447,400)	(57,525,204)	(83,970,383)
Net increase	688,730	70,604,808	27,355,931	103,570,386
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(6,307)	—	(6,002)
Net investment income – Service Shares	—	(1,820,997)	—	(2,613,278)
From net realized gains – Institutional Shares	—	(1,186)	—	(1,541)
From net realized gains – Service Shares	—	(523,324)	—	(998,026)
Total dividends and distributions	—	(2,351,814)	—	(3,618,847)
INCREASE IN NET ASSETS	9,962,724	86,639,657	37,217,528	126,423,138
NET ASSETS:
Beginning of year	229,784,771	143,145,114	311,126,576	184,703,438
End of year (including undistributed net investment income (loss) of $527,954, $65,093, $177,923 and $(30,953), respectively)	$239,747,495	$229,784,771	$348,344,104	$311,126,576
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	65,281	92,258	25,130	86,652
Shares issued to holders in reinvestment of dividends	—	764	—	794
Shares redeemed	(11,357)	(8,686)	(9,984)	(8,358)
Net increase	53,924	84,336	15,146	79,088
Service Shares
Shares sold	4,449,334	13,855,679	8,132,491	19,247,387
Shares issued to holders in reinvestment of dividends	—	238,244	—	378,941
Shares redeemed	(4,386,355)	(6,831,572)	(5,517,294)	(8,763,079)
Net increase	62,979	7,262,351	2,615,197	10,863,249

See notes to financial statements.

134

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Asset Allocation Fund		Multi-Asset Income Asset Allocation Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	August 31, 2012[1] Ended March 31, 2013
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$4,273,853	$7,295,580	$1,731,969	$1,297,866
Net realized gain (loss) on investment transactions	(5,282,978)	(2,028,557)	(573,171)	79,148
Change in unrealized appreciation (depreciation) on investments	(9,222,096)	6,221,621	(1,247,163)	2,843,620
Net increase (decrease) in net assets resulting from operations	(10,231,221)	11,488,644	(88,365)	4,220,634
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	185,935	632,867	—	—
Shares issued to holders in reinvestment of dividends	—	5,204	—	—
Shares redeemed	(72,442)	(66,753)	—	—
Net increase	113,493	571,318	—	—
Service Shares
Shares sold	106,407,335	389,126,244	39,779,488	78,226,314
Shares issued to holders in reinvestment of dividends	—	6,375,492	365,458	920,397
Shares redeemed	(128,088,975)	(129,561,042)	(19,730,262)	(9,177,326)
Net increase (decrease)	(21,681,640)	265,940,694	20,414,684	69,969,385
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(5,017)	—	—
Net investment income – Service Shares	—	(6,075,492)	(1,721,174)	(920,397)
Net realized gains – Institutional Shares	—	(187)	—	—
Net realized gains – Service Shares	—	(300,000)	—	—
Total dividends and distributions	—	(6,380,696)	(1,721,174)	(920,397)
INCREASE IN NET ASSETS	(31,799,368)	271,619,960	18,605,145	73,269,622
NET ASSETS:
Beginning of year	510,274,657	238,654,697	73,269,622	—
End of year (including undistributed net investment income of $6,252,942, $1,979,089, $388,264 and $377,469, respectively)	$478,475,289	$510,274,657	$91,874,767	$73,269,622
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	18,586	62,118	—	—
Shares issued to holders in reinvestment of dividends	—	515	—	—
Shares redeemed	(7,267)	(6,565)	—	—
Net increase	11,319	56,068	—	—
Service Shares
Shares sold	10,569,549	38,501,638	3,771,335	7,722,970
Shares issued to holders in reinvestment of dividends	—	629,989	34,806	90,324
Shares redeemed	(12,768,540)	(12,779,147)	(1,879,187)	(891,074)
Net increase (decrease)	(2,198,991)	26,352,480	1,926,954	6,922,220

[1]	Commencement of operations.

See notes to financial statements.

135

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fixed Income Allocation Fund		Altegris® Diversified Alternatives Allocation Fund
	Period Ended September 30, 2013	August 31, 2012[1] Ended March 31, 2013	Period Ended September 30, 2013	August 31, 2012[1] Ended March 31, 2013
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,926,730	$2,330,764	$218,510	$414,511
Net realized gain (loss) on investment transactions	(2,948,246)	381,638	(312,474)	(139,006)
Change in unrealized appreciation (depreciation) on investments	(5,756,307)	(1,429,156)	(1,215,609)	266,232
Net increase (decrease) in net assets resulting from operations	(6,777,823)	1,283,246	(1,309,573)	541,737
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	162,895	573,305	181,143	564,274
Shares issued to holders in reinvestment of dividends	7,440	2,558	—	1,070
Shares redeemed	(74,594)	(70,389)	(64,084)	(54,444)
Net increase	95,741	505,474	117,059	510,900
Service Shares
Shares sold	47,353,637	272,311,878	33,923,528	185,187,805
Shares issued to holders in reinvestment of dividends	293,943	1,762,362	—	395,082
Shares redeemed	(54,098,727)	(45,778,257)	(31,783,055)	(24,501,818)
Net increase (decrease)	(6,451,147)	228,295,983	2,140,473	161,081,069
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(7,440)	(2,522)	—	(1,070)
Net investment income – Service Shares	(1,983,366)	(1,731,753)	—	(395,082)
Net realized gains – Institutional Shares	—	(36)	—	—
Net realized gains – Service Shares	—	(30,609)	—	—
Total dividends and distributions	(1,990,806)	(1,764,920)	—	(396,152)
INCREASE IN NET ASSETS	(15,124,035)	228,319,783	947,959	161,737,554
NET ASSETS:
Beginning of year	228,319,783	—	161,737,554	—
End of year (including undistributed net investment income of $532,413, $596,489, $236,869 and $18,359, respectively)	$213,195,748	$228,319,783	$162,685,513	$161,737,554
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	16,737	57,171	18,201	56,750
Shares issued to holders in reinvestment of dividends	777	256	—	109
Shares redeemed	(7,677)	(7,036)	(6,475)	(5,477)
Net increase	9,837	50,391	11,726	51,382
Service Shares
Shares sold	4,817,696	27,217,672	3,410,640	18,551,917
Shares issued to holders in reinvestment of dividends	30,683	176,236	—	40,315
Shares redeemed	(5,537,429)	(4,573,134)	(3,201,099)	(2,469,547)
Net increase (decrease)	(689,050)	22,820,774	209,541	16,122,685

[1]	Commencement of operations.

See notes to financial statements.

136

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund
	Institutional
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.20	$10.68	$10.32
Income from investment operations:
Net investment income	0.04	0.08	0.01
Net realized and unrealized gains on investments	1.15	0.51	0.35
Total from investment operations	1.19	0.59	0.36
Less distributions:
Dividends from net investment income	—	(0.07)	—
Total distributions	—	(0.07)	—
Net asset value, end of period	$12.39	$11.20	$10.68
Total return	10.63%[2]	5.54%	3.49%[2]
Supplemental data and ratios:
Net assets, end of period	$49,617,756	$44,994,114	$31,330,264
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.93%[3]	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.92%[3]	0.89%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.68%[3]	0.81%	0.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.69%[3]	0.84%	0.34%[3]
Portfolio turnover rate	24.62%[2]	60.92%	126.61%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

137

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund
	Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.12	$10.61	$9.99	$8.41	$5.67	$8.81
Income from investment operations:
Net investment income (loss)	0.01	0.02	(0.03)	(0.01)	0.01	—
Net realized and unrealized gains (losses) on investments	1.13	0.51	0.65	1.59	2.75	(3.14)
Total from investment operations	1.14	0.53	0.62	1.58	2.76	(3.14)
Less distributions:
Dividends from net investment income	—	(0.02)	—	—	(0.01)	—
Dividends from net realized gains	—	—	—	—	—	— *
Return of capital	—	—	—	—	(0.01)	—
Total distributions	—	(0.02)	—	—	(0.02)	—
Net asset value, end of period	$12.26	$11.12	$10.61	$9.99	$8.41	$5.67
Total return	10.25%[1]	5.00%	6.21%	18.79%	48.60%	-35.63%
Supplemental data and ratios:
Net assets, end of period	$130,531,874	$136,196,479	$168,654,404	$211,129,188	$207,928,223	$203,479,219
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.51%[2]	1.52%	1.54%	1.45%	1.46%	1.40%
After expense reimbursement (recapture) and securities lending credit	1.49%[2]	1.49%	1.49%	1.43%	1.41%	1.27%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.11%[2]	0.18%	-0.32%	-0.13%	0.09%	-0.15%
After expense reimbursement (recapture) and securities lending credit	0.13%[2]	0.21%	-0.27%	-0.11%	0.14%	-0.02%
Portfolio turnover rate	24.62%[1]	60.92%	126.61%	63.33%	69.83%	98.67%

Portfolio Turnover is calculated for the Fund as a whole.

*	Amount represents less than $0.01 per share.
[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

138

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Value Fund
	Institutional
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.43	$8.39	$8.54
Income from investment operations:
Net investment income	0.09	0.18	0.13
Net realized and unrealized gains (losses) on investments	1.17	1.03	(0.09)
Total from investment operations	1.26	1.21	0.04
Less distributions:
Dividends from net investment income	—	(0.17)	(0.19)
Total distributions	—	(0.17)	(0.19)
Net asset value, end of period	$10.69	$9.43	$8.39
Total return	13.36%[2]	14.70%	0.70%[2]
Supplemental data and ratios:
Net assets, end of period	$68,214,352	$60,452,681	$39,721,680
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.90%[3]	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.89%[3]	0.91%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.70%[3]	1.89%	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	1.71%[3]	1.90%	1.90%[3]
Portfolio turnover rate	17.83%[2]	27.02%	95.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

139

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Value Fund
	Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.52	$8.47	$8.32	$7.44	$4.85	$9.85
Income from investment operations:
Net investment income	0.07	0.14	0.10	0.09	0.10	0.19
Net realized and unrealized gains (losses) on investments	1.18	1.03	0.13	0.88	2.60	(4.99)
Total from investment operations	1.25	1.17	0.23	0.97	2.70	(4.80)
Less distributions:
Dividends from net investment income	—	(0.12)	(0.08)	(0.09)	(0.11)	(0.20)
Dividends from net realized gains	—	—	—	—	—	— *
Total distributions	—	(0.12)	(0.08)	(0.09)	(0.11)	(0.20)
Net asset value, end of period	$10.77	$9.52	$8.47	$8.32	$7.44	$4.85
Total return	13.13%[1]	13.96%	2.87%	13.15%	55.37%	-48.85%
Supplemental data and ratios:
Net assets, end of period	$134,497,627	$139,072,035	$163,077,098	$200,132,341	$200,627,939	$180,181,364
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.47%[2]	1.49%	1.51%	1.44%	1.44%	1.38%
After expense reimbursement (recapture) and securities lending credit	1.45%[2]	1.49%	1.49%	1.42%	1.40%	1.22%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.13%[2]	1.33%	1.13%	1.13%	1.27%	1.60%
After expense reimbursement (recapture) and securities lending credit	1.15%[2]	1.33%	1.15%	1.15%	1.31%	1.76%
Portfolio turnover rate	17.83%[1]	27.02%	95.12%	16.35%	26.85%	58.45%

Portfolio Turnover is calculated for the Fund as a whole.

*	Amount represents less than $0.01 per share.
[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

140

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Institutional
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$13.51	$11.56	$11.99
Income from investment operations:
Net investment income	0.01	0.07	—
Net realized and unrealized gains (losses) on investments	1.79	1.99	(0.43)
Total from investment operations	1.80	2.06	(0.43)
Less distributions:
Dividends from net investment income	—	(0.11)	—
Total distributions	—	(0.11)	—
Net asset value, end of period	$15.31	$13.51	$11.56
Total return	13.32%[2]	17.95%	-3.59%[2]
Supplemental data and ratios:
Net assets, end of period	$49,544,945	$44,361,656	$30,106,471
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.06%[3]	1.09%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	1.03%[3]	1.05%	1.09%[3]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.03%[3]	0.61%	-0.10%[3]
After expense reimbursement (recapture) and securities lending credit	0.06%[3]	0.65%	0.03%[3]
Portfolio turnover rate	84.35%[2]	143.14%	245.95%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

141

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$13.45	$11.50	$11.61	$9.46	$5.69	$9.24
Income from investment operations:
Net investment income (loss)	(0.05)	—	(0.09)	(0.05)	0.01	0.08
Net realized and unrealized gains (losses) on investments	1.79	1.99	(0.02)	2.20	3.78	(3.56)
Total from investment operations	1.74	1.99	(0.11)	2.15	3.79	(3.48)
Less distributions:
Dividends from net investment income	—	(0.04)	—	—	— *	(0.07)
Return of capital	—	—	—	—	(0.02)	— *
Total distributions	—	(0.04)	—	—	(0.02)	(0.07)
Net asset value, end of period	$15.19	$13.45	$11.50	$11.61	$9.46	$5.69
Total return	12.94%[1]	17.32%	-0.95%	22.73%	66.39%	-37.59%
Supplemental data and ratios:
Net assets, end of period	$33,063,616	$40,621,412	$47,944,286	$42,748,789	$42,649,488	$45,179,654
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.61%[2]	1.66%	1.74%	1.71%	1.67%	1.59%
After expense reimbursement (recapture) and securities lending credit	1.59%[2]	1.59%	1.59%	1.59%	1.59%	1.28%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.57%[2]	0.01%	-0.82%	-0.66%	-0.06%	0.58%
After expense reimbursement (recapture) and securities lending credit	-0.55%[2]	0.08%	-0.67%	-0.54%	0.02%	0.89%
Portfolio turnover rate	84.35%[1]	143.14%	245.95%	44.75%	52.31%	65.97%

Portfolio Turnover is calculated for the Fund as a whole.

*	Amount represents less than $0.01 per share.
[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

142

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.06	$7.52	$8.75
Income from investment operations:
Net investment income	0.09	0.13	0.07
Net realized and unrealized gains (losses) on investments	0.42	0.48	(1.17)
Total from investment operations	0.51	0.61	(1.10)
Less distributions:
Dividends from net investment income	—	(0.07)	(0.13)
Total distributions	—	(0.07)	(0.13)
Net asset value, end of period	$8.57	$8.06	$7.52
Total return	6.33%[2]	8.09%	-12.34%[2]
Supplemental data and ratios:
Net assets, end of period	$109,549,000	$85,157,441	$40,623,156
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.05%[3]	1.09%	1.08%[3]
After expense reimbursement (recapture) and securities lending credit	1.05%[3]	1.09%	1.08%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.27%[3]	1.44%	1.13%[3]
After expense reimbursement (recapture) and securities lending credit	2.27%[3]	1.44%	1.13%[3]
Portfolio turnover rate	40.52%[2]	75.34%	164.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

143

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.05	$7.54	$8.39	$8.01	$5.80	$11.96
Income from investment operations:
Net investment income	0.06	0.08	0.12	0.11	0.20	0.25
Net realized and unrealized gains (losses) on investments	0.43	0.49	(0.88)	0.40	2.22	(6.26)
Total from investment operations	0.49	0.57	(0.76)	0.51	2.42	(6.01)
Less distributions:
Dividends from net investment income	—	(0.06)	(0.09)	(0.13)	(0.21)	(0.07)
Dividends from net realized gains	—	—	—	—	—	(0.08)
Total distributions	—	(0.06)	(0.09)	(0.13)	(0.21)	(0.15)
Net asset value, end of period	$8.54	$8.05	$7.54	$8.39	$8.01	$5.80
Total return	6.09%[1]	7.53%	-8.92%	6.48%	41.68%	-50.42%
Supplemental data and ratios:
Net assets, end of period	$228,504,492	$197,252,920	$185,300,082	$269,702,069	$269,621,569	$223,339,201
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.62%[2]	1.66%	1.66%	1.50%	1.53%	1.53%
After expense reimbursement (recapture) and securities lending credit	1.59%[2]	1.59%	1.59%	1.50%	1.53%	1.52%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.74%[2]	0.93%	1.11%	1.34%	2.01%	1.94%
After expense reimbursement (recapture) and securities lending credit	1.77%[2]	1.00%	1.18%	1.34%	2.01%	1.95%
Portfolio turnover rate	40.52%[1]	75.34%	164.90%	47.34%	65.33%	144.98%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

144

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Institutional			Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.34	$9.91	$10.21	$11.27	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.05	0.08	0.02	0.01	0.03	(0.02)
Net realized and unrealized gains (losses) on investments	1.30	1.42	(0.32)	1.30	1.40	(0.12)
Total from investment operations	1.35	1.50	(0.30)	1.31	1.43	(0.14)
Less distributions:
Dividends from net investment income	—	(0.07)	—	—	(0.02)	—
Total distributions	—	(0.07)	—	—	(0.02)	—
Net asset value, end of period	$12.69	$11.34	$9.91	$12.58	$11.27	$9.86
Total return	11.90%[2]	15.22%	-2.94%[2]	11.62%[2]	14.56%	-1.40%
Supplemental data and ratios:
Net assets, end of period	$65,857,872	$67,574,510	$46,233,165	$78,224,848	$87,142,873	$114,222,234
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.03%[3]	1.06%	1.05%[3]	1.59%[3]	1.63%	1.63%
After expense reimbursement (recapture) and securities lending credit	1.01%[3]	1.05%	1.03%[3]	1.60%[3]	1.60%	1.60%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.77%[3]	0.86%	0.45%[3]	0.22%[3]	0.26%	-0.19%
After expense reimbursement (recapture) and securities lending credit	0.79%[3]	0.87%	0.47%[3]	0.21%[3]	0.29%	-0.16%
Portfolio turnover rate	27.98%[2]	78.58%	91.59%	27.98%[2]	78.58%	91.59%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

145

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Global Real Return Fund
	Institutional			Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.39	$9.35	$10.31	$9.42	$9.40	$10.00
Income from investment operations:
Net investment income	0.11	0.14	0.10	0.05	0.08	0.07
Net realized and unrealized gains (losses) on investments	(0.48)	0.02	(0.88)	(0.44)	0.02	(0.59)
Total from investment operations	(0.37)	0.16	(0.78)	(0.39)	0.10	(0.52)
Less distributions:
Dividends from net investment income	—	(0.12)	(0.17)	—	(0.08)	(0.08)
Return of capital	—	—	(0.01)	—	—	— *
Total distributions	—	(0.12)	(0.18)	—	(0.08)	(0.08)
Net asset value, end of period	$9.02	$9.39	$9.35	$9.03	$9.42	$9.40
Total return	-3.94%[2]	1.73%	-7.48%[2]	-4.14%[2]	1.05%	-5.09%
Supplemental data and ratios:
Net assets, end of period	$11,929,588	$11,681,383	$10,423,221	$64,207,527	$70,779,787	$103,580,116
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.88%[3]	0.88%	0.89%[3]	1.44%[3]	1.45%	1.47%
After expense reimbursement (recapture) and securities lending credit	0.66%[3]	0.80%	0.82%[3]	1.22%[3]	1.37%	1.44%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.46%[3]	1.22%	1.08%[3]	0.87%[3]	0.76%	0.72%
After expense reimbursement (recapture) and securities lending credit	1.68%[3]	1.30%	1.15%[3]	1.09%[3]	0.84%	0.75%
Portfolio turnover rate	16.31%[2]	35.26%	55.11%	16.31%[2]	35.26%	55.11%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

146

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Institutional
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.86	$9.77	$9.48
Income from investment operations:
Net investment income	0.08	0.17	0.21
Net realized and unrealized gains (losses) on investments	(0.31)	0.23	0.31
Total from investment operations	(0.23)	0.40	0.52
Less distributions:
Dividends from net investment income	(0.10)	(0.21)	(0.23)
Dividends from net realized gains	—	(0.10)	—
Total distributions	(0.10)	(0.31)	(0.23)
Net asset value, end of period	$9.53	$9.86	$9.77
Total return	-2.36%[2]	4.12%	5.56%[2]
Supplemental data and ratios:
Net assets, end of period	$112,664,457	$134,362,492	$31,999,581
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.74%[3]	0.72%	0.70%[3]
After expense reimbursement (recapture) and securities lending credit	0.74%[3]	0.72%	0.69%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.59%[3]	1.53%	2.14%[3]
After expense reimbursement (recapture) and securities lending credit	1.59%[3]	1.53%	2.15%[3]
Portfolio turnover rate	54.22%[2]	213.80%	427.36%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

147

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.88	$9.78	$9.36	$9.10	$7.92	$9.20
Income from investment operations:
Net investment income	0.06	0.11	0.17	0.21	0.33	0.41
Net realized and unrealized gains (losses) on investments	(0.31)	0.24	0.42	0.29	1.17	(1.11)
Total from investment operations	(0.25)	0.35	0.59	0.50	1.50	(0.70)
Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.17)	(0.24)	(0.32)	(0.40)
Dividends from net realized gains	—	(0.10)	—	—	—	(0.18)
Total distributions	(0.07)	(0.25)	(0.17)	(0.24)	(0.32)	(0.58)
Net asset value, end of period	$9.56	$9.88	$9.78	$9.36	$9.10	$7.92
Total return	-2.57%[1]	3.55%	6.35%	5.58%	19.21%	-7.57%
Supplemental data and ratios:
Net assets, end of period	$234,944,661	$281,180,497	$435,281,520	$581,940,962	$547,963,751	$504,451,429
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.34%[2]	1.30%	1.28%	1.25%	1.28%	1.26%
After expense reimbursement (recapture) and securities lending credit	1.29%[2]	1.29%	1.26%	1.24%	1.25%	1.18%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.99%[2]	1.02%	1.68%	2.23%	3.71%	4.54%
After expense reimbursement (recapture) and securities lending credit	1.04%[2]	1.03%	1.70%	2.24%	3.74%	4.62%
Portfolio turnover rate	54.22%[1]	213.80%	427.36%	485.40%	224.89%	261.77%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

148

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.70	$11.47	$10.67	$10.94	$10.27	$10.64
Income from investment operations:
Net investment income	0.17	0.33	0.37	0.36	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.71)	0.23	0.80	(0.26)	0.66	(0.37)
Total from investment operations	(0.54)	0.56	1.17	0.10	1.02	(0.03)
Less distributions:
Dividends from net investment income	(0.17)	(0.33)	(0.37)	(0.37)	(0.35)	(0.34)
Total distributions	(0.17)	(0.33)	(0.37)	(0.37)	(0.35)	(0.34)
Net asset value, end of period	$10.99	$11.70	$11.47	$10.67	$10.94	$10.27
Total return	-4.60%[1]	4.93%	11.10%	0.89%	10.06%	-0.25%
Supplemental data and ratios:
Net assets, end of period	$ 61,222,674	$ 75,739,873	$ 81,408,890	$ 170,330,144	$ 195,328,951	$ 193,579,910
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.42%[2]	1.36%	1.31%	1.29%	1.30%	1.30%
After expense reimbursement (recapture)	1.29%[2]	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.82%[2]	2.72%	3.16%	3.25%	3.30%	3.09%
After expense reimbursement (recapture)	2.95%[2]	2.79%	3.18%	3.25%	3.31%	3.10%
Portfolio turnover rate	13.07%[1]	30.36%	38.80%	38.01%	57.44%	44.37%

[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

149

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional			Service
	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012	Period Ended September 30, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.27	$9.70	$10.07	$10.28	$9.70	$10.00
Income from investment operations:
Net investment income	0.20	0.42	0.35	0.20	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.50)	0.57	(0.34)	(0.52)	0.58	(0.31)
Total from investment operations	(0.30)	0.99	0.01	(0.32)	0.94	0.03
Less distributions:
Dividends from net investment income	(0.28)	(0.42)	(0.38)	(0.25)	(0.36)	(0.33)
Total distributions	(0.28)	(0.42)	(0.38)	(0.25)	(0.36)	(0.33)
Net asset value, end of period	$9.69	$10.27	$9.70	$9.71	$10.28	$9.70
Total return	-2.97%[2]	10.33%	0.29%[2]	-3.15%[2]	9.64%	0.56%
Supplemental data and ratios:
Net assets, end of period	$89,558,940	$104,141,739	$38,403,168	$146,728,221	$150,493,389	$204,104,609
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.01%[3]	1.03%	1.13%[3]	1.59%[3]	1.61%	1.63%
After expense reimbursement (recapture)	1.01%[3]	1.05%	1.05%[3]	1.55%[3]	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.08%[3]	4.17%	4.20%[3]	3.62%[3]	3.52%	3.49%
After expense reimbursement (recapture)	4.08%[3]	4.15%	4.28%[3]	3.66%[3]	3.58%	3.57%
Portfolio turnover rate	40.42%[2]	101.49%	86.54%	40.42%[2]	101.49%	86.54%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

150

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Strategic Asset Allocation Fund
	Institutional		Service
	Period Ended September 30, 2013	September 13, 2012[1] Through March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.25	$9.63	$10.26	$9.46	$10.00
Income from investment operations:
Net investment income	0.16	0.11	0.01	0.07	0.08
Net realized and unrealized gains (losses) on investments	0.55	0.62	0.67	0.80	(0.52)
Total from investment operations	0.71	0.73	0.68	0.87	(0.44)
Less distributions:
Dividends from net investment income	—	(0.11)	—	(0.07)	(0.10)
Return of capital	—	—	—	—	— *
Total distributions	—	(0.11)	—	(0.07)	(0.10)
Net asset value, end of period	$10.96	$10.25	$10.94	$10.26	$9.46
Total return	6.93%[2]	7.68%[2]	6.63%[2]	9.30%	-4.30%[2]
Supplemental data and ratios:
Net assets, end of period	$1,516,881	$884,658	$260,216,336	$248,122,395	$144,649,234
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.41%[3]	0.42%[3]	1.00%[3]	1.04%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	0.38%[3]	0.40%[3]	1.00%[3]	1.00%	1.00%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.93%[3]	1.84%[3]	0.21%[3]	0.76%	1.12%[3]
After expense reimbursement (recapture) and securities lending credit	0.96%[3]	1.86%[3]	0.21%[3]	0.80%	1.34%[3]
Portfolio turnover rate	14.13%[2]	18.44%	14.13%[2]	18.44%	14.40%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

151

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Tactical ConstrainedSM Asset Allocation Fund
	Institutional		Service
		September 13,
		2012[1]			April 29, 2011[1]
	Period Ended	Through	Period Ended	Year Ended	Through
	September 30,	March 31,	September 30,	March 31,	March 31,
	2013	2013	2013	2013	2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.43	$9.98	$10.44	$9.76	$10.00
Income from investment operations:
Net investment income	(0.01)	0.14	0.02	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.44	0.48	0.38	0.71	(0.24)
Total from investment operations	0.43	0.62	0.40	0.80	(0.15)
Less distributions:
Dividends from net investment income	—	(0.14)	—	(0.09)	(0.09)
Dividends from net realized gains	—	(0.03)	—	(0.03)	—
Total distributions	—	(0.17)	—	(0.12)	(0.09)
Net asset value, end of period	$10.86	$10.43	$10.84	$10.44	$9.76
Total return	4.12%[2]	6.29%[2]	3.83%[2]	8.25%	-1.43%[2]
Supplemental data and ratios:
Net assets, end of period	$1,501,024	$879,348	$238,246,471	$228,905,423	$143,145,114
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.43%[3]	0.43%[3]	1.02%[3]	1.05%	1.25%[3]
After expense reimbursement (recapture) and securities lending credit	0.37%[3]	0.38%[3]	1.00%[3]	1.00%	1.00%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.12%[3]	2.10%[3]	0.37%[3]	0.94%	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	1.18%[3]	2.15%[3]	0.39%[3]	0.99%	1.58%[3]
Portfolio turnover rate	29.15%[2]	67.22%	29.15%[2]	67.22%	50.86%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	Tactical UnconstrainedSM Asset Allocation Fund
	Institutional		Service
		September 13,
		2012[1]			April 29, 2011[1]
	Period Ended	Through	Period Ended	Year Ended	Through
	September 30,	March 31,	September 30,	March 31,	March 31,
	2013	2013	2013	2013	2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.25	$9.75	$10.27	$9.54	$10.00
Income from investment operations:
Net investment income	0.11	0.13	0.01	0.09	0.06
Net realized and unrealized gains (losses) on investments	0.23	0.55	0.30	0.78	(0.47)
Total from investment operations	0.34	0.68	0.31	0.87	(0.41)
Less distributions:
Dividends from net investment income	—	(0.14)	—	(0.10)	(0.05)
Dividends from net realized gains	—	(0.04)	—	(0.04)	—
Total distributions	—	(0.18)	—	(0.14)	(0.05)
Net asset value, end of period	$10.59	$10.25	$10.58	$10.27	$9.54
Total return	3.32%[2]	7.11%[2]	3.02%[2]	9.15%	-4.09%[2]
Supplemental data and ratios:
Net assets, end of period	$997,921	$810,333	$347,346,183	$310,316,243	$184,703,438
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.52%[3]	0.52%[3]	1.11%[3]	1.15%	1.32%[3]
After expense reimbursement (recapture) and securities lending credit	0.46%[3]	0.46%[3]	1.10%[3]	1.10%	1.10%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.74%[3]	1.89%[3]	0.12%[3]	0.90%	0.90%[3]
After expense reimbursement (recapture) and securities lending credit	0.80%[3]	1.95%[3]	0.13%[3]	0.95%	1.12%[3]
Portfolio turnover rate	122.04%[2]	195.89%	122.04%[2]	195.89%	293.90%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	Absolute Return Asset Allocation Fund
	Institutional		Service
		September 13,
		2012[1]			April 29, 2011[1]
	Period Ended	Through	Period Ended	Year Ended	Through
	September 30,	March 31,	September 30,	March 31,	March 31,
	2013	2013	2013	2013	2012
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.16	$10.19	$10.17	$10.04	$10.00
Income from investment operations:
Net investment income	(0.23)	0.18	0.09	0.14	0.09
Net realized and unrealized gains (losses) on investments	0.07	(0.02)	(0.29)	0.13	0.01
Total from investment operations	(0.16)	0.16	(0.20)	0.27	0.10
Less distributions:
Dividends from net investment income	—	(0.18)	—	(0.13)	(0.06)
Dividends from net realized gains	—	(0.01)	—	(0.01)	—
Total distributions	—	(0.19)	—	(0.14)	(0.06)
Net asset value, end of period	$10.00	$10.16	$9.97	$10.17	$10.04
Total return	-1.57%[2]	1.53%[2]	-1.97%[2]	2.71%	1.01%[2]
Supplemental data and ratios:
Net assets, end of period	$673,596	$569,773	$477,801,693	$509,704,884	$238,654,697
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.51%[3]	0.51%[3]	1.10%[3]	1.13%	1.28%[3]
After expense reimbursement (recapture) and securities lending credit	0.44%[3]	0.47%[3]	1.10%[3]	1.10%	1.10%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.31%[3]	2.59%[3]	1.70%[3]	1.80%	1.54%[3]
After expense reimbursement (recapture) and securities lending credit	2.38%[3]	2.63%[3]	1.70%[3]	1.83%	1.72%[3]
Portfolio turnover rate	50.82%[2]	64.86%	50.82%[2]	64.86%	136.33%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	Multi-Asset Income
	Asset Allocation Fund		Fixed Income Allocation Fund
	Service		Institutional		Service
		August 31,		September 13,		August 31,
	Period Ended	2012[1] Through	Period Ended	2012[1] Through	Period Ended	2012[1] Through
	September 30,	March 31,	September 30,	March 31,	September 30,	March 31,
	2013	2013	2013	2013	2013	2013
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.58	$10.00	$10.00	$10.01	$9.98	$10.00
Income from investment operations:
Net investment income	0.18	0.22	0.10	0.13	0.09	0.10
Net realized and unrealized gains (losses) on investments	(0.19)	0.53	(0.36)	(0.04)	(0.37)	(0.04)
Total from investment operations	(0.01)	0.75	(0.26)	0.09	(0.28)	0.06
Less distributions:
Dividends from net investment income	(0.19)	(0.17)	(0.13)	(0.10)	(0.09)	(0.08)
Dividends from net realized gains	—	—	—	— *	—	— *
Total distributions	(0.19)	(0.17)	(0.13)	(0.10)	(0.09)	(0.08)
Net asset value, end of period	$10.38	$10.58	$9.61	$10.00	$9.61	$9.98
Total return	-0.08%[2]	7.55%[2]	-2.57%[2]	0.88%[2]	-2.81%[2]	0.59%[2]
Supplemental data and ratios:
Net assets, end of period	$91,874,767	$73,269,622	$578,726	$503,918	$212,617,022	$227,815,865
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.21%[3]	1.33%[3]	0.43%[3]	0.50%[3]	1.02%[3]	1.09%[3]
After expense reimbursement (recapture) and securities lending credit	1.02%[3]	1.10%[3]	0.34%[3]	0.43%[3]	0.93%[3]	1.03%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.77%[3]	3.66%[3]	2.23%[3]	2.44%[3]	1.62%[3]	1.78%[3]
After expense reimbursement (recapture) and securities lending credit	3.96%[3]	3.89%[3]	2.32%[3]	2.51%[3]	1.71%[3]	1.84%[3]
Portfolio turnover rate	41.41%[2]	21.35%[2]	32.26%[2]	18.75%[2]	32.26%[2]	18.75%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

155

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FINANCIAL HIGHLIGHTS

	Altegris® Diversified Alternatives Allocation Fund
	Institutional		Service
		September 30,		August 31,
	Period Ended	2012[1] Through	Period Ended	2012[1] Through
	September 30,	March 31,	September 30,	March 31,
	2013	2013	2013	2013
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.01	$10.07	$10.00	$10.00
Income from investment operations:
Net investment income	0.03	0.05	0.01	0.03
Net realized and unrealized gains (losses) on investments	(0.09)	(0.07)	(0.09)	0.00
Total from investment operations	(0.06)	(0.02)	(0.08)	0.03
Less distributions:
Dividends from net investment income	—	(0.04)	—	(0.03)
Total distributions	—	(0.04)	—	(0.03)
Net asset value, end of period	$9.95	$10.01	$9.92	$10.00
Total return	-0.60%[2]	-0.19%[2]	-0.80%[2]	0.26%[2]
Supplemental data and ratios:
Net assets, end of period	$627,621	$514,104	$162,057,892	$161,223,450
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.21%[3]	0.30%[3]	0.55%[3]	0.72%[3]
After expense reimbursement (recapture) and securities lending credit	0.21%[3]	0.30%[3]	0.55%[3]	0.72%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.64%[3]	0.84%[3]	0.26%[3]	0.47%[3]
After expense reimbursement (recapture) and securities lending credit	0.64%[3]	0.84%[3]	0.26%[3]	0.47%[3]
Portfolio turnover rate	6.52%[2]	16.16%[2]	6.52%[2]	16.16%[2]

Portfolio Turnover is calculated for the Fund as a whole.

1	Commencement of operations.
2	Not annualized.
3	Annualized.

See notes to financial statements.

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September 30, 2013

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trust dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Core Fixed Income Fund, and GuideMarkSM Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 9 funds: GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical ConstrainedSM Asset Allocation Fund, GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund, GuidePathSM Absolute Return Asset Allocation Fund, GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund and GuidePathSM Altegris® Diversified Alternatives Allocation Fund (collectively, the “Funds”). All of the Funds, except for the GuideMarkSM Opportunistic Equity Fund and GuideMarkSM Opportunistic Fixed Income Fund are classified and operate as diversified funds under the 1940 Act. The GuideMarkSM Opportunistic Equity Fund and GuideMarkSM Opportunistic Fixed Income Fund are classified as non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical ConstrainedSM Asset Allocation Fund, GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Global Real Return Fund and GuideMarkSM Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical ConstrainedSM Asset Allocation Fund, GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund

commenced operations on April 29, 2011. The GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund and GuidePathSM Altegris® Diversified Alternatives Allocation Fund commenced operations on August 31, 2012. Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principals (“GAAP”).

(a)	Investment Valuation
Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are valued at amortized cost.

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September 30, 2013

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees.

Security Valuation

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
During the year, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, bank loans, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal obligations; (2) certain common stocks, convertible preferred stocks, preferred stocks, and real estate investment trusts (3) certain over-the-counter derivative instruments, including forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing

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September 30, 2013

vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: (1) fair valued securities and certain investments purchased as securities lending collateral.

Investments purchased as securities lending collateral are normally valued by pricing vendors using relevant observable inputs, as described above. Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2013:

GuideMarkSM Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$179,189,176	$—	$—	$179,189,176
Short Term Investments	1,049,778	—	—	1,049,778
Investments Purchased as Securities Lending Collateral	10,896,487	—	792	10,897,279
Total Investments in Securities	$191,135,441	$—	$792	$191,136,233

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

There was no activity in the Level 3 assets during the period ended September 30, 2013. The ending balance as of September 30, 2013 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of September 30, 2013 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.
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September 30, 2013

GuideMarkSM Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$200,995,308	$—	$—	$200,995,308
Short Term Investments	1,863,742	—	—	1,863,742
Investments Purchased as Securities Lending Collateral	12,577,491	—	906	12,578,397
Total Investments in Securities	$215,436,541	$—	$906	$215,437,447

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

There was no activity in the Level 3 assets during the period ended September 30, 2013. The ending balance as of September 30, 2013 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of September 30, 2013 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.

GuideMarkSM Small/Mid Cap Core Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$79,144,904	$—	$—	$79,144,904
Real Estate Investment Trusts	2,279,527	—	—	2,279,527
Short Term Investments	928,972	—	—	928,972
Investments Purchased as Securities Lending Collateral	5,491,138	—	247	5,491,385
Total Investments in Securities	$87,844,541	$—	$247	$87,844,788

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

There was no activity in the Level 3 assets during the period ended September 30, 2013. The ending balance as of September 30, 2013 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of September 30, 2013 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.
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September 30, 2013

GuideMarkSM World ex-US Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$37,026,639	$282,913,529	$—	$319,940,168
Investment Companies	3,574,086	—	—	3,574,086
Preferred Stocks	5,450,147	—	—	5,450,147
Real Estate Investment Trusts	—	1,258,305	—	1,258,305
Rights	145,961	—	—	145,961
Short Term Investments	5,536,107	—	—	5,536,107
Investments Purchased as Securities Lending Collateral	449,000		216	449,216
Total Investments in Securities	$52,181,940	$284,171,834	$216	$336,353,990

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$1,297,434
Transfers out of Level 1	2,539,161
Net Transfers into/(out of) Level 1	$3,836,595
Transfers into Level 2	$2,539,161
Transfers out of Level 2	1,297,434
Net Transfers into/(out of) Level 2	$3,836,595

Transfers were made due to valuation adjustments on foreign common stocks to account for the market movement between the close of a foreign market and the close of the New York Stock Exchange. Transfers between levels are recognized at the end of the reporting period.

There was no activity in the Level 3 assets during the period ended September 30, 2013. The ending balance as of September 30, 2013 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of September 30, 2013 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.
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September 30, 2013

GuideMarkSM Opportunistic Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$138,894,640	$—	$—	$138,894,640
Real Estate Investment Trusts	1,937,115	—	—	1,937,115
Short Term Investments	3,786,268	—	—	3,786,268
Investments Purchased as Securities Lending Collateral	5,513,272	—	—	5,513,272
Total Investments in Securities	$150,131,295	$—	$—	$150,131,295

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuideMarkSM Global Real Return Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$75,746,151	$—	$—	$75,746,151
Short Term Investments	505,630	—	—	505,630
Investments Purchased as Securities Lending Collateral	19,925,660	—	—	19,925,660
Total Investments in Securities	$96,177,441	$—	$—	$96,177,441

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuideMarkSM Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$21,372,565	$—	$21,372,565
Collateralized Mortgage Obligations	—	16,087,386	—	16,087,386
Corporate Obligations	—	145,941,643	—	145,941,643
Foreign Government Debt Obligations	—	720,610	—	720,610
Mortgage Backed Securities	—	100,712,522	—	100,712,522
Municipal Debt Obligations	—	1,479,908	—	1,479,908
U.S. Government Agency Issues	—	5,119,518	—	5,119,518
U.S. Treasury Obligations	—	47,016,802	—	47,016,802
Total Fixed Income	—	338,450,954	—	338,450,954
Short Term Investments	12,699,183	—	—	12,699,183
Investments Purchased as Securities Lending Collateral	3,560,724	—	191	3,560,915
Total Investments in Securities	$16,259,907	$338,450,954	$191	$354,711,052

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.
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September 30, 2013

There was no activity in the Level 3 assets during the period ended September 30, 2013. The ending balance as of September 30, 2013 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of September 30, 2013 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.

GuideMarkSM Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$58,573,943	$—	$58,573,943
Short Term Investments	1,570,814	—	—	1,570,814
Total Investments in Securities	$1,570,814	$58,573,943	$—	$60,144,757

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuideMarkSM Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$3,504,676	$29,791	$—	$3,534,467
Convertible Preferred Stock	1,607,700	221,125	—	1,828,825
Preferred Stock	500,837	912,067	—	1,412,904
Total Equity	5,613,213	1,162,983	—	6,776,196
Fixed Income
Asset Backed Securities	—	1,706,541	—	1,706,541
Bank Loans	—	9,365,556	—	9,365,556
Collateralized Mortgage Obligations	—	35,416,088	—	35,416,088
Convertible Obligations	—	4,433,368	—	4,433,368
Corporate Obligations	—	43,692,378	—	43,692,378
Foreign Government Obligations	—	77,072,228	—	77,072,228
Mortgage Backed Securities	—	28,259,524	—	28,259,524
Total Fixed Income	—	199,945,683	—	199,945,683
Short Term Investments	21,415,842	4,324,130	—	25,739,972
Total Investments in Securities	$27,029,055	$205,432,796	$—	$232,461,851
Other Financial Instruments*
Forward Currency Contracts	$—	$(1,556,622)	$—	$(1,556,622)
Futures	(148,028)	—	—	(148,028)
Swaps	—	(623,903)	—	(623,903)
Total	$(148,028)	$(2,180,525)	$—	$(2,328,553)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, futures, and swaps. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

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GuidePathSM Strategic Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$256,257,463	$—	$—	$256,257,463
Short Term Investments	5,451,041	—	—	5,451,041
Investments Purchased as Securities Lending Collateral	38,233,453	—	—	38,233,453
Total Investments in Securities	$299,941,957	$—	$—	$299,941,957

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuidePathSM Tactical ConstrainedSM Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$234,901,368	$—	$—	$234,901,368
Short Term Investments	4,903,467	—	—	4,903,467
Investments Purchased as Securities Lending Collateral	11,226,168	—	—	11,226,168
Total Investments in Securities	$251,031,003	$—	$—	$251,031,003

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$341,183,755	$—	$—	$341,183,755
Short Term Investments	8,712,086	—	—	8,712,086
Investments Purchased as Securities Lending Collateral	51,759,705	—	—	51,759,705
Total Investments in Securities	$401,655,546	$—	$—	$401,655,546

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuidePathSM Absolute Return Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$468,841,353	$—	$—	$468,841,353
Short Term Investments	8,991,515	—	—	8,991,515
Investments Purchased as Securities Lending Collateral	47,759,912	—	—	47,759,912
Total Investments in Securities	$525,592,780	$—	$—	$525,592,780

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.
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GuidePathSM Multi-Asset Income Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$89,783,142	$—	$—	$89,783,142
Short Term Investments	1,998,914	—	—	1,998,914
Investments Purchased as Securities Lending Collateral	29,084,862	—	—	29,084,862
Total Investments in Securities	$120,866,918	$—	$—	$120,866,918

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuidePathSM Fixed Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$208,957,028	$—	$—	$208,957,028
Short Term Investments	3,933,317	—	—	3,933,317
Investments Purchased as Securities Lending Collateral	27,893,049	—	—	27,893,049
Total Investments in Securities	$240,783,394	$—	$—	$240,783,394

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.

GuidePathSM Altegris® Diversified Alternatives Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$159,500,937	$—	$—	$159,500,937
Short Term Investments	3,154,769	—	—	3,154,769
Total Investments in Securities	$162,655,706	$—	$—	$162,655,706

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2013.
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Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GuideMarkSM Opportunistic Fixed Income Fund

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize real returns through exposure to investments in fixed income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into financial futures contracts primarily to manage interest rate risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Balance Sheet — Values of Derivative Instruments as of September 30, 2013

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
	Appreciation on		Depreciation on
Credit Contracts — Swaps	Swap Agreements	$14,732	Swap Agreements	$302,152

	Appreciation on		Depreciation on
Interest Rate Contracts — Swaps	Swap Agreements	—	Swap Agreements	336,483

Foreign Exchange Contracts —	Appreciation of forward		Depreciation of forward
Forward Currency Contracts	currency contracts	976,456	currency contracts	2,533,078

	Variation margin on		Variation margin on
Equity Contracts — Futures*	futures contracts	14,531	futures contracts	4,577

	Variation margin on		Variation margin on
Interest Rate Contracts — Futures*	futures contracts	—	futures contracts	157,982
Total		$1,005,719		$3,334,272

* Includes cumulative appreciation/depreciation as reported in Schedule of Investments.
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The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2013

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Futures	Forward Currency Contracts	Purchased Options	Swaps	Total
Interest Rate Contracts	$365,383	$—	$—	$—	$365,383
Foreign Exchange Contracts	—	3,109,246	(16,830)	—	3,092,416
Equity Contracts	(682,148)	—	—	—	(682,148)
Credit Contracts	—	—	—	(762,640)	(762,640)
Total	$(316,765)	$3,109,246	$(16,830)	$(762,640)	$2,013,011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Swaps	Total
Interest Rate Contracts	$(68,833)	$—	$(336,483)	$(405,316)
Foreign Exchange Contracts	—	(5,409,709)	—	(5,409,709)
Equity Contracts	51,308	—	—	51,308
Credit Contracts	—	—	(220,480)	(220,480)
Total	$(17,525)	$(5,409,709)	$(556,963)	$(5,984,197)

The average monthly market value of purchased and written options during the period ended September 30, 2013 were as follows:

GuideMarkSM
Opportunistic
Fixed Income
Fund
Purchased Options	$7,125
Written Options	$—

The average monthly notional amount of futures, forwards, and swaps during the period ended September 30, 2013 were as follows:

GuideMarkSM
Opportunistic
Fixed Income
Long Positions	Fund
Futures	$320,148
Forwards	$72,659,743
Swaps	$22,293,571

GuideMarkSM
Opportunistic
Fixed Income
Short Positions	Fund
Futures	$14,211,519
Forwards	$50,704,237

GuideMarkSM
Opportunistic
Fixed Income
Cross	Fund
Forwards	$20,342,729

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the

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Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

Offsetting Assets and Liabilities

The GuideMark Opportunistic Fixed Income Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

The table below, as of September 30, 2013, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets:				Gross Amounts not offset in the statement of financial position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Received	Net Amount
Counterparty
Barclays	$57,694	$—	$57,694	$(57,694)	$—	$—
Citibank	—	—	—	—	—	—
Citigroup	35,895	—	35,895	—	(35,895)	—
Credit Suisse	70,662	—	70,662	—	(70,662)	—
Deutsche Bank	628,650	(74,431)	554,219	(554,219)	—	—
Goldman Sachs	7,148	—	7,148	—	(7,148)	—
HSBC	103,595	—	103,595	(103,595)	—	—
JP Morgan Chase	170,372	(15,591)	154,781	—	(154,781)	—
Merrill Lynch	7,194	—	7,194	(7,194)	—	—
Morgan Stanley	—	—	—	—	—	—
UBS	—	—	—	—	—	—
	$1,081,210	$(90,022)	$991,188	$(722,702)	$(268,486)	$—
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Liabilities:				Gross Amounts not offset in the statement of financial position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged	Net Amount
Counterparty
Barclays	$$188,120	$—	$188,120	$(57,694)	$—	$130,426
Citibank	52,442	—	52,442	—	—	52,442
Citigroup	75,993	—	75,993	—	—	75,993
Credit Suisse	395,304	—	395,304	—	—	395,304
Deutsche Bank	1,512,718	(74,431)	1,438,287	(554,219)	—	884,068
Goldman Sachs	159,670	—	159,670	—	—	159,670
HSBC	118,204	—	118,204	(103,595)	—	14,609
JP Morgan Chase	741,145	(15,591)	725,554	—	—	725,554
Merrill Lynch	97,212	—	97,212	(7,194)	—	90,018
Morgan Stanley	49,062	—	49,062	—	—	49,062
UBS	19,893	—	19,893	—	—	19,893
	$3,409,763	$(90,022)	$3,319,741	$(722,702)	$—	$2,597,039

In some instances, the collateral amounts disclosed in the table were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed

Please reference Note 6 for collateral related to securities on loan.

(b)	Subsequent Events Evaluation.
In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the below.

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMarkSM Large Cap Value Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(c)	Repurchase Agreements
Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(d)	Federal Income Taxes
The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to

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shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e)	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(f)	Indemnifications
Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(g)	Expenses
Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(h)	Organization and Offering Costs
Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(i)	Security Transactions and Income Recognition Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(j)	Distributions to shareholders
The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Asset Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Asset Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special

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distribution at the end of the calendar year to comply with Federal tax requirements.

(k)	Derivatives
Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts
The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options
Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures
Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Core Fixed Income Fund and each of the GPS Funds II portfolios may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

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Swaps
The Core Fixed Income Fund and each of the GPS Funds II portfolios may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

(l)	Securities Purchased or Sold on a Forward-Commitment Basis
The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(m)	Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respected transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n)	Restricted and Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o)	Auction Rate Securities
The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to

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be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(p)	Short Sales
Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(q)	Trustee Compensation
Effective July 11, 2013, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I and GPS Funds II, the Independent Trustees receive a retainer fee of $65,000 per year, $4,500 per in-person meeting attended, and $2,000 per telephonic meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

3.	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. In November 2013, the Trust’s investment advisor, Genworth Financial Wealth Management, Inc., was renamed AssetMark, Inc. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:
Large Cap Growth Fund	0.70%
Large Cap Value Fund	0.70%
Small/Mid Cap Core Fund	0.75%
World ex-US Fund	0.70%
Opportunistic Equity Fund	0.80%
Global Real Return Fund	0.65%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Strategic Asset Allocation Fund	0.25%
Tactical ConstrainedSM Asset Allocation Fund	0.25%
Tactical UnconstrainedSM Asset Allocation Fund	0.35%
Absolute Return Asset Allocation Fund	0.35%
Multi-Asset Income Asset Allocation Fund	0.35%
Fixed Income Allocation Fund	0.25%
Altegris® Diversified Alternatives
Allocation Fund	0.15%

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. Effective October 26, 2012, AssetMark is voluntarily waiving the Investment Advisory Fee and Administrative Services fee in the GuidePath® Altegris Diversified Alternatives Allocation Fund. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of

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September 30, 2013

economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 0.025% of each Fund’s annual advisory fee on assets in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Waiver and Reimbursement Agreement under which the Advisor has agreed to waive, through July 31, 2014, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on each Fund’s average daily net assets:
Large Cap Growth Fund	0.99%
Large Cap Value Fund	0.99%
Small/Mid Cap Core Fund	1.09%
World ex-US Fund	1.09%
Opportunistic Equity Fund	1.10%
Global Real Return Fund	1.05%
Core Fixed Income Fund	0.79%
Tax-Exempt Fixed Income Fund	0.79%
Opportunistic Fixed Income Fund	1.05%
Strategic Asset Allocation Fund	0.50%
Tactical ConstrainedSM Asset Allocation Fund	0.50%
Tactical UnconstrainedSM Asset Allocation Fund	0.60%
Absolute Return Asset Allocation Fund	0.60%
Multi-Asset Income Asset Allocation Fund	0.60%
Fixed Income Allocation Fund	0.55%
Altegris® Diversified Alternatives
Allocation Fund	0.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of September 30, 2013, Large Cap Value Fund, Global Real Return Fund, Multi-Asset Income Asset Allocation Fund, Fixed Income Allocation Fund and Altegris® Diversified Alternatives Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2014	Year of Expiration 03/31/2015	Year of Expiration 03/31/2016	Year of Expiration 03/31/2017
Large Cap Growth	—	26,965	18,182	6,341
Small/Mid Cap Core Fund	18,384	46,007	15,486	1,122
World ex-US Fund	—	142,535	141,168	32,880
Opportunistic Equity Fund	—	—	6,563	—
Core Fixed Income Fund	—	—	24,268	58,228
Tax-Exempt Fixed Income Fund	21,611	26,492	53,717	43,249
Opportunistic Fixed Income Fund	—	199,792	100,926	29,665
Strategic Asset Allocation Fund	—	91,973	26,716	—
Tactical ConstrainedSM Asset Allocation Fund	—	98,727	33,542	—
Tactical UnconstrainedSM Asset Allocation Fund	—	33,884	49,063	4,490

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September 30, 2013

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

4.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. Capital Brokerage Corp. serves as principal underwriter and distributor for the Funds.

5.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.
6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of September 30, 2013, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Altegris® Diversified Alternatives Allocation Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending offset.

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September 30, 2013

As of September 30, 2013, the values of securities loaned and collateral received were as follows:

	Value of Securities Loaned	Payable for Collateral on Securities Loaned	Collateral Excess (Deficit) due to (from) Securities Lending Agent	Cost of Securities Purchased as Securities Lending Collateral	Unrealized Depreciation	Value of Securities Purchased as Securities Lending Collateral
Large Cap Growth Fund	$10,571,906	$10,916,880	$115	$10,914,179	$(16,900)	$10,897,279
Large Cap Value Fund	12,098,693	12,601,030	(79)	12,597,734	(19,337)	12,578,397
Small/Mid Cap Core Fund	5,271,338	5,501,415	(3,891)	5,496,645	(5,260)	5,491,385
World ex-US Fund	432,280	449,000	5,588	453,823	(4,607)	449,216
Opportunistic Equity Fund	5,338,213	5,513,272	—	5,513,272	—	5,513,272
Global Real Return Fund	19,059,723	19,925,660	—	19,925,660	—	19,925,660
Core FixedIncome Fund	3,477,825	3,567,388	(1,733)	3,564,979	(4,064)	3,560,915
Strategic Asset Allocation Fund	37,151,616	38,233,453	—	38,233,453	—	38,233,453
Tactical ConstrainedSM Asset Allocation Fund	10,829,341	11,226,168	—	11,226,168	—	11,226,168
Tactical UnconstrainedSM Asset Allocation Fund	50,147,445	51,759,705	—	51,759,705	—	51,759,705
Absolute Return Asset Allocation Fund	46,575,274	47,759,912	—	47,759,912	—	47,759,912
Multi-Asset Income Asset Allocation Fund	28,162,695	29,084,862	—	29,084,862	—	29,084,862
Fixed Income Allocation Fund	27,194,241	27,893,049	—	27,893,049	—	27,893,049
	$256,310,590	$264,431,794	$—	$264,423,441	$(50,168)	$264,373,273
176

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September 30, 2013

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended September 30, 2013 are summarized below.

	Purchases	Sales
Large Cap Growth Fund	$43,303,737	$60,363,472
Large Cap Value Fund	34,053,256	51,957,904
	65,097,124	76,261,991
Small/Mid Cap Core Fund World ex-US Fund	163,308,122	125,784,197
Opportunistic Equity Fund	39,171,284	63,068,499
Global Real Return Fund	12,802,586	15,562,752
Core Fixed Income Fund*	201,184,322	249,976,485
Tax-Exempt Fixed Income Fund	8,563,160	19,522,669
Opportunistic Fixed Income Fund	93,434,764	94,724,811
Strategic Asset Allocation Fund	34,954,361	37,043,320
Tactical ConstrainedSM Asset Allocation Fund	69,777,566	66,710,749
Tactical UnconstrainedSM Asset Allocation Fund	389,025,369	361,115,956
Absolute Return Asset Allocation Fund	248,363,100	264,139,380
Multi-Asset Income Asset Allocation Fund	55,079,756	34,665,965
Fixed Income Allocation Fund	70,910,430	76,777,474
Altegris® Diversified Alternatives Allocation Fund	13,467,495	10,500,818

*	Included in these amounts were $83,233,509 of purchases and $120,156,388 of sales of U.S. Government Securities.

8.	Option Contracts Written

There were no written option contracts held at any time during the period ended September 30, 2013.

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September 30, 2013

9.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, Partnerships and paydown reclassifications. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Large Cap Growth Fund	$—	$—	$—
Large Cap Value Fund	—	—	—
Small/Mid Cap Core Fund	166,742	(166,210)	(532)
World ex-US Fund	(55,881)	55,881	—
Opportunistic Equity Fund	—	—	—
Global Real Return Fund	38,765	—	(38,765)
Core Fixed Income Fund	1,407,791	(1,407,791)	—
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	304,827	(304,827)	—
Strategic Asset Allocation Fund	18,338	(18,338)	—
Tactical ConstrainedSM Asset Allocation Fund	(6,735)	6,735	—
Tactical UnconstrainedSM Asset Allocation Fund	7,324	(7,324)	—
Absolute Return Asset Allocation Fund	(22,414)	22,414	—
Multi-Asset Income Asset Allocation Fund	—	—	—
Fixed Income Allocation Fund	—	—	—
Altegris® Diversified Alternatives Allocation Fund	—	—	—
178

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2013

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:
				Indefinite
	3/31/17	3/31/2018	3/31/2019	Short Term	Long Term
Large Cap Growth Fund	$—	$58,944,515	$—	$—	$—
Large Cap Value Fund	23,475,667	146,948,668	—	—	—
Small/Mid Cap Core Fund	11,195,066	12,866,943	—	—	—
World ex-US Fund	63,053,726	139,582,037	—	2,504,250	5,502,519
Opportunistic Equity Fund	—	—	—	6,107,898	—
Global Real Return Fund	—	—	—	2,414,659	2,876,816
Core Fixed Income Fund	—	—	—	—	—
Tax-Exempt Fixed Income Fund	1,973,444	2,354,785	—	—	—
Opportunistic Fixed Income Fund	—	—	—	—	—
Strategic Asset Allocation Fund	—	—	—	—	—
Tactical Constrained Asset Allocation Fund	—	—	—	—	—
Tactical Unconstrained Asset Allocation Fund	—	—	—	—	—
Absolute Return Asset Allocation Fund	—	—	—	—	—
Multi-Asset Income Asset Allocation Fund	—	—	—	—	—
Fixed Income Allocation Fund	—	—	—	—	—
Altegris® Diversified Alternatives
Allocation Fund	—	—	—	—	—

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2013, the Funds deferred on a tax basis post-October losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Growth Fund	$—	$1,073,605
Large Cap Value Fund	—	—
Small/Mid Cap Core Fund	62,048	—
World ex-US Fund	—	6,987,092
Opportunistic Equity Fund	—	—
Global Real Return Fund	258,192	802,868
Core Fixed Income Fund	—	—
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	—
Strategic Asset Allocation Fund	261,467	—
Tactical ConstrainedSM Asset Allocation Fund	—	—
Tactical UnconstrainedSM Asset Allocation Fund	—	—
Absolute Return Asset Allocation Fund	—	1,027,798
Multi-Asset Income Asset Allocation Fund	—	—
Fixed Income Allocation Fund	—	—
Altegris® Diversified Alternatives Allocation Fund	—	—
179

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September 30, 2013

The qualified Ordinary Late Year Loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

The tax components of distributions paid during the fiscal years ended March 31, 2013 and March 31, 2012 are as follows:

	Year Ended March 31, 2013
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Large Cap Growth Fund	$482,854	$—	$—
Large Cap Value Fund	2,814,237	—	—
Small/Mid Cap Core Fund	467,565	—	—
World ex-US Fund	2,085,558	—	—
Opportunistic Equity Fund	586,285	—	—
Global Real Return Fund	826,381	—	41,822
Core Fixed Income Fund	9,154,978	2,006,092	—
Tax-Exempt Fixed Income Fund*	2,255,871	—	—
Opportunistic Fixed Income Fund	9,847,199	—	—
Strategic Asset Allocation Fund	1,640,736	—	—
Tactical ConstrainedSM Asset Allocation Fund	2,351,814	—	—
Tactical UnconstrainedSM Asset Allocation Fund	3,618,847	—	—
Absolute Return Asset Allocation Fund	6,299,046	81,650	—
Multi-Asset Income Asset Allocation Fund	920,397	—	—
Fixed Income Allocation Fund	1,764,920	—	—
Altegris® Diversified Alternatives Allocation Fund	396,152	—	—

*	Contains $2,218,936 of tax-exempt income for year ended 3/31/2013 and $2,931,871 of tax-exempt income for year ended 3/31/2012.

	Year Ended March 31, 2012
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Large Cap Growth Fund	$—	$—	$—
Large Cap Value Fund	2,236,272	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	2,815,992	—	—
Opportunistic Equity Fund	—	—	—
Global Real Return Fund	1,072,645	—	65,516
Core Fixed Income Fund	7,831,235	—	—
Tax-Exempt Fixed Income Fund*	2,990,928	—	—
Opportunistic Fixed Income Fund	7,960,168	—	—
Strategic Asset Allocation Fund	1,058,402	—	8,769
Tactical ConstrainedSM Asset Allocation Fund	920,562	—	—
Tactical UnconstrainedSM Asset Allocation Fund	667,199	—	—
Absolute Return Asset Allocation Fund	1,125,858	—	—

*	Contains $2,931,871 of tax-exempt income for year ended 3/31/2012.
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September 30, 2013

At March 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund
Cost of Investments	148,282,933	163,791,640	78,273,310	254,022,396	137,111,210	117,153,092
Gross Unrealized Appreciation	41,778,829	47,243,576	16,662,447	39,923,843	25,656,735	4,946,974
Gross Unrealized Depreciation	(3,147,997)	(4,541,348)	(1,844,974)	(14,358,746)	(3,372,530)	(7,606,359)
Net Unrealized Appreciation/ (Depreciation)	38,630,832	42,702,228	14,817,473	25,565,097	22,284,205	(2,659,385)
Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	62,114	525,829	—	3,464,187	159,773	—
Undistributed Long-Term Cap Gains	—	—	—	—	—	—
Total Distributable Earnings	62,114	525,829	—	3,464,187	159,773	—
Other Accumulated Gains/(Losses)	(60,018,120)	(170,424,335)	(24,124,057)	(217,641,237)	(6,107,898)	(6,387,926)
Total Accumulated Earnings/(Losses)	(21,325,174)	(127,196,278)	(9,306,584)	(188,611,953)	16,336,080	(9,047,311)
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September 30, 2013

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Strategic Asset Allocation Fund	Tactical ConstrainedSM Asset Allocation Fund	Tactical UnconstrainedSM Asset Allocation Fund
Cost of Investments	403,407,097	68,889,301	240,127,511	242,124,304	223,082,002	308,501,808
Gross Unrealized Appreciation	13,001,397	6,341,928	9,235,761	30,296,259	24,091,267	30,518,731
Gross Unrealized Depreciation	(1,871,737)	(138,694)	(3,899,484)	(2,763,910)	(2,697,542)	(3,008,811)
Net Unrealized Appreciation/ (Depreciation)	11,129,660	6,203,234	5,336,277	27,532,349	21,393,725	27,509,920
Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	244,092	68,147	1,823,259	403,266	1,046,256	1,721,193
Undistributed Long-Term Cap Gains	1,135,333	—	321,238	729,058	317,781	74,379
Total Distributable Earnings	1,379,425	68,147	2,144,497	1,132,324	1,364,037	1,795,572
Other Accumulated Gains/(Losses)	8	(4,328,229)	663,193	(292,420)	(30,953)	(30,953)
Total Accumulated Earnings/(Losses)	12,509,093	1,943,152	8,143,967	28,372,253	22,726,809	29,274,539
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September 30, 2013

	Absolute Return Asset Allocation Fund	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund	Altegris® Diversified Alternatives Allocation Fund
Cost of Investments	525,075,818	84,141,475	250,787,903	161,548,024
Gross Unrealized Appreciation	10,578,730	3,133,638	1,038,705	3,793,975
Gross Unrealized Depreciation	(3,674,576)	(322,803)	(2,671,162)	(3,718,198)
Net Unrealized Appreciation/ (Depreciation)	6,904,154	2,810,835	(1,632,457)	75,777
Undistributed Tax-Exempt Ordinary Income	—	—	—	—
Undistributed Ordinary Income	2,010,042	475,390	754,317	69,808
Undistributed Long-Term Cap Gains	—	14,012	396,466	—
Total Distributable Earnings	2,010,042	489,402	1,150,783	69,808
Other Accumulated Gains/(Losses)	(1,058,751)	—	—	—
Total Accumulated Earnings/(Losses)	7,855,445	3,300,237	(481,674)	145,585
183

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ADDITIONAL INFORMATION

September 30, 2013

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Growth Fund	100.00%	100.00%
Large Cap Value Fund	100.00%	100.00%
Small/Mid Cap Core Fund	92.12%	100.00%
World ex-US Fund	0.14%	100.00%
Opportunistic Equity Fund	100.00%	100.00%
Global Real Return Fund	21.62%	87.64%
Core Fixed Income Fund	0.16%	0.13%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	11.11%	3.12%
Strategic Asset Allocation Fund	100.00%	100.00%
Tactical ConstrainedSM Asset Allocation Fund	13.04%	19.47%
Tactical UnconstrainedSM Asset Allocation Fund	27.36%	42.43%
Absolute Return Asset Allocation Fund	12.73%	12.98%
Multi-Asset Income Asset Allocation Fund	13.67%	25.82%
Fixed Income Allocation Fund	1.75%	1.94%
Altegris® Diversified Alternatives Allocation Fund	0.00%	6.24%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the GuideMarkSM World ex-US Fund designates the following amount as foreign taxes paid for the year ended March 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
GuideMark World ex-US Fund	$496,646	$0.0142	99.41%

*	The Fund listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

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September 30, 2013

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II).	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008- 2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).
Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II).	Retired; formerly, President, CitiStreet Funds, Inc.(2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005)	16	Trustee, GVIT (2008-2012); Trustee, Blue Fund Group (2006-2008).
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II).	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Director, Sitoa Global Inc. (2011-present); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008-present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005-present); Director, Merriman Holdings, Inc. (financial services) (2003-present); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).
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ADDITIONAL INFORMATION (Continued)

September 30, 2013

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
Interested Trustee

Gurinder S. Ahluwalia* Year of Birth: 1965 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Interested Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II).	President and CEO of AssetMark, Inc. (“AssetMark”), formerly, Genworth Financial Wealth Management, Inc. (2009-present); Co-Chairman, AssetMark (2008-2009); Vice-Chairman, AssetMark Investment Services, Inc. (2006-2008); President, Genworth Financial Asset Management Funds (“Contra Fund”) (2004-2008); President and Chairman, Savos Investments (2004-2008).	17	Trustee, GPS Funds I (2013-present), GPS Funds II (2011-present), and Contra Fund (2005- present); AssetMark Trust Company (formerly, Genworth Financial Trust Company) (2004- present); Altegris Investment, Inc. (2011- 2013); Altegris Portfolio Management, Inc. (d/b/a Altegris Funds) (2011-2013); Ensaaf (nonprofit organization) (2011- present); Quantuvis Consulting, Inc. (2008- present); Trustee, GVIT (2008-2012); Centurion Capital Group Inc.; Centurion Financial Advisers Inc.; AssetMark; Savos Investments
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Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

Carrie E. Hansen Year of Birth: 1970 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	President	Renewed 1-Year Term since May 2007	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Contra Fund (2008-present) and GVIT (2008-2012); Senior Vice President and Chief Operations Officer, AssetMark (2008-present); Chairman, Genworth Financial Trust Company (2008-present).
John Koval Year of Birth: 1966 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since January 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Contra Fund (2013- present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Contra Fund (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).
Starr E. Frohlich Year of Birth: 1972 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2011	Vice President and Treasurer, GPS Funds I (2010-present), GPS Funds II (2011-present), Contra Fund (2010-present), and GVIT (2010-2012); Director of Fund Administration, AssetMark (2010-present); Vice President, U.S. Bancorp Fund Services, LLC (1997-2010).
Simi K. Gill Year of Birth: 1973 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2013	Secretary, GPS Funds I (2013-present), GPS Funds II (2013-present), and Contra Fund (2010-present), Assistant Director of Fund Administration, AssetMark (2011-present); Deputy Chief Compliance Officer, Contra Fund (2009-2011); Senior Compliance Officer, AssetMark (2007-2011).

*	Mr. Ahluwalia is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of AssetMark or certain of its affiliates.

**	Each Officer of the Trust serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

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4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

6.	Special Meeting of Shareholders

A special meeting of shareholders of the Funds was held on July 10, 2013, and for GuideMarkSM Large Cap Growth Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Tax-Exempt Fixed Income Fund and GuideMarkSM Global Real Return Fund, adjourned until July 28, 2013 (the “Shareholder Meeting”). The purpose of the Shareholder Meetings was to vote on the following proposals: (1) to elect a Board of Trustees; (2) to approve a new investment advisory agreement with AssetMark, Inc. (“AssetMark”); and (3) for GuidePathSM Altegris® Diversified Alternatives Allocation Fund to approve a new sub-advisory agreement with Altegris Advisors, LLC.

Proposal 1: To elect a Board of Trustees.

GPS Funds I

Trustee	For	Withheld
David M. Dunford	102,935,814	2,528,135
Paul S. Feinberg	101,416,099	4,047,850
Dennis G. Schmal	101,458,615	4,005,334
Gurinder S. Ahluwalia	101,344,261	4,119,688

GPS Funds II

Trustee	For	Withheld
David M. Dunford	126,953,200	3,608,144
Paul S. Feinberg	126,813,997	3,747,348
Dennis G. Schmal	126,820,677	3,740,667
Gurinder S. Ahluwalia	126,619,961	3,941,384
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Proposal 2: To approve a new investment advisory agreement with AssetMark.

Fund	For	Against	Abstain	Broker Non-Votes
GuideMarkSM Large Cap Growth Fund	6,775,755	197,311	920,852	625,034
GuideMarkSM Large Cap Value Fund	9,843,028	323,715	790,028	3,805,426
GuideMarkSM Small/Mid Cap Core Fund	3,353,717	97,839	439,629	717,664
GuideMarkSM World ex-US Fund	18,261,679	558,989	3,192,119	569,458
GuideMarkSM Opportunistic Equity Fund	6,858,200	120,809	542,712	2,126,436
GuideMarkSM Global Real Return Fund	3,488,171	99,989	886,983	71,779
GuideMarkSM Core Fixed Income Fund	20,904,311	524,099	1,774,795	7,505,361
GuideMarkSM Tax-Exempt Fixed Income Fund	2,824,831	35,426	170,035	601,190
GuideMarkSM Opportunistic Fixed Income Fund	15,853,231	272,336	1,005,608	4,228,335
GuidePathSM Strategic Asset Allocation Fund	10,828,737	202,515	630,906	2,678,306
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund	9,838,477	211,713	557,674	2,386,513
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund	13,473,769	330,460	832,144	3,858,716
GuidePathSM Absolute Return Asset Allocation Fund	21,476,678	594,102	1,446,105	5,112,095
GuidePathSM Multi-Asset Income Asset Allocation Fund	3,579,325	104,106	259,388	1,086,596
GuidePathSM Fixed Income Allocation Fund	10,119,375	128,717	781,668	2,405,878
GuidePathSM Altegris® Diversified Alternatives Allocation Fund	7,571,360	127,202	352,525	1,762,395

Proposal 3: For GuidePathSM Altegris® Diversified Alternatives Allocation Fund to approve a new sub-advisory agreement with Altegris Advisors, LLC.

Shares
For	7,358,637
Against	258,770
Abstain	433,683
Broker Non-Votes	0

7.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I:

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I (the “Trust”) held on March 5, 2013 (the “Annual Contract Renewal”), the Board conducted its review and renewal of the investment advisory agreement between AssetMark, Inc. (“AssetMark”), formerly, Genworth Financial Wealth Management, Inc. and the Trust, on behalf of each series of the Trust (collectively, the “Funds”) (the “Current Advisory Agreement”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Delaware Management Company (“Delaware”) and AssetMark, on behalf of the GuideMarkSM Tax-Exempt Fixed Income Fund; (ii) Nuveen Asset Management (“Nuveen”) and AssetMark, on behalf of the GuideMarkSM Tax-Exempt Fixed Income Fund; (iii) Barrow, Hanley, Mewhinney & Strauss (“Barrow Hanley”) and AssetMark, on behalf of the GuideMarkSM Core Fixed Income Fund and the GuideMarkSM Large Cap Value Fund; (iv) Wellington Management Company (“Wellington”) and AssetMark, on behalf of the GuideMarkSM Large Cap Growth Fund; (v) Pyramis Global Advisors (“Pyramis”) and AssetMark, on behalf
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of the GuideMarkSM Small/Mid Cap Core Fund and the GuideMarkSM World ex-US Fund; (vi) Diamond Hill Capital Management (“Diamond Hill”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Equity Fund; and (vii) Westfield Capital Management Company (“Westfield”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Equity Fund. At the regular quarterly meeting held on December 18, 2012, the Board considered and approved the sub-advisory agreement with River Road Asset Management LLC (“River Road”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Equity Fund (collectively with the Delaware, Nuveen, Barrow Hanley, Wellington, Pyramis, Diamond Hill, and Westfield investment sub-advisory agreements, the “Current Sub-Advisory Agreements”). Hereinafter, Delaware, Nuveen, Barrow Hanley, Wellington, Pyramis, Diamond Hill, Westfield, and River Road are collectively referred to as the “Sub-Advisors.” The Current Advisory Agreement and Current Sub-Advisory Agreements are collectively referred to herein as the “Current Agreements.”

On April 19, 2013, a special meeting of the Board (the “April Meeting”) was held to discuss an anticipated transaction whereby AqGen Liberty Holdings LLC and certain of its subsidiaries (together, the “Buyer”) were expected to acquire AssetMark (the “Transaction”). The Current Advisory Agreement provided, as it is required to do so by law, that it will terminate in the event of its assignment. The then-anticipated Transaction would result in a change of control of AssetMark and, accordingly, the assignment and automatic termination of the Current Advisory Agreement. Moreover, the Funds’ Current Sub-Advisory Agreements provided that they will automatically terminate upon the termination of the Current Advisory Agreement, which, as noted above, will terminate upon the closing of the Transaction. Therefore, during the April Meeting, the Board met to review and consider a new investment advisory agreement between AssetMark and the Trust, on behalf of the Funds (the “New Advisory Agreement”) and new sub-advisory agreements (the “New Sub-Advisory Agreements”). The New Advisory Agreement and New Sub-Advisory Agreements are collectively referred to herein as the “New Agreements.”

The Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Funds’ portfolios. Under this structure, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

In considering the New Agreements, the Board followed substantially the same process and considered substantially the same factors as it considered during its review of the Current Agreements. Prior to approving the New Advisory Agreement, the independent Trustees had requested and had been provided with detailed materials relating to AssetMark, Genworth, the Buyer, and the Transaction in advance of the April Meeting. Additionally, the Board was provided with materials related to, among other items: (i) information describing the nature, extent, and quality of the services that AssetMark provides to the Funds, the fees that AssetMark charges to the Funds for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (ii) information regarding AssetMark’s business and operations, financial position, investment team, and compliance program; (iii) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (iv) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (v) information regarding AssetMark’s profitability in managing each Fund; and (vi) other information relevant to the approval of the New Advisory Agreement. The Board also considered information provided to them throughout the course of the year by AssetMark management and the Trust’s CCO at meetings of the Board, and information gathered during visits by the independent

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Trustees to AssetMark’s offices. The independent Trustees had met in executive session with their independent legal counsel prior to and during the April Meeting to discuss the proposed Transaction and its possible effect on the Funds. Additionally, at the April Meeting, representatives of each of AssetMark and the Buyer met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to AssetMark and the Funds. Furthermore, the Trustees were provided with a copy of the proposed form of New Advisory Agreement, along with a representation from AssetMark that the terms and conditions of the New Advisory Agreement are substantially identical to the Current Advisory Agreement. The material factors and conclusions that formed the basis for the Board’s approval of the New Advisory Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust. The independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the independent Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The New Advisory Agreement

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Advisory Agreement. Some of these factors and conclusions are described below.

Nature, Extent, and Quality of Services Provided

The Board considered the representations made by the Buyer that: (a) neither the Buyer nor AssetMark expect the Transaction to materially impact the business conducted by AssetMark; (b) AssetMark will maintain an independent organizational and operating structure; (c) it is expected that AssetMark’s management team as well as AssetMark’s compliance, fund administration, risk management, and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds will be retained; (d) it is expected that the terms of the agreements between AssetMark and the Funds will not be materially changed; and (e) there are no anticipated material changes or reductions in the nature, quality, or extent of the services currently provided by AssetMark to the Funds. Additionally, the Board considered that the Buyer represented that it will not require or request that AssetMark make any changes to the current sub-advisors to the Funds in connection with the Transaction and that it expects that AssetMark will continue to use the same manager-of-managers approach, under which AssetMark maintains a primary focus on the selection, evaluation, and oversight of the Funds’ various sub-advisors and considered the New Advisory Agreement in the same manner it has since the Funds’ inception, whereby it hires and supervises investment sub-advisors that manage certain Funds’ portfolios (or portions thereof) on a day-to-day basis.

The Trustees considered AssetMark’s capabilities in providing the administrative and compliance services needed to support the management of the Funds and process for managing the Funds’ sub-advisors, which were previously reviewed during the Annual Contract Renewal. The Trustees also considered (a) the experience, capability, and integrity of AssetMark’s management and other personnel; (b) the financial position of AssetMark currently and its anticipated financial position after the Transaction; (c) the quality of AssetMark’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by AssetMark to the Funds; and (e) AssetMark’s supervision of the Funds’ third-party service providers. The Board also considered the role of AssetMark’s senior management and the extent of its involvement with the Funds as well as AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.
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In connection with its approval of the New Advisory Agreement, the Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s oversight of the sub-advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year, the Trustees concluded that the nature, extent, and quality of the services to be provided by AssetMark to each Fund are not expected to change and will continue to benefit the Fund and its shareholders.

Investment Performance of the Funds

The Board considered the overall investment performance of the Funds and evaluated the Funds’ performance in the context of the manager-of-managers structure and the special considerations that such a structure requires in connection with the Annual Contract Renewal. Additionally, the Board considered that AssetMark’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds demonstrates that its continued management of the Funds, directly or through sub-advisors, will benefit each Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses

The Board considered a detailed analysis of the Funds’ fees and expenses, including (a) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; and (b) comparisons of each Fund’s expenses to industry averages, expense ratios of sub-advised fund families, income statement data for other investment managers, and fee schedules for the Funds’ sub-advisors. The Board also considered the Buyer’s representation that it does not anticipate causing AssetMark to seek any increases in advisory, sub-advisory, administration, distribution, transfer agency, or other fee or expense ratios in the Funds as a result of the Transaction. The Trustees also considered AssetMark’s continuing commitment to limit each Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing AssetMark to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by AssetMark to each Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by AssetMark.

Advisor Costs, Level of Profits, Economies of Scale, and Ancillary Benefits

The Board reviewed financial information relating to AssetMark’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing AssetMark’s current and anticipated profitability with respect to its management of the Funds. The Board considered the allocation methods used by AssetMark to allocate expenses to the Funds under its profitability analysis and the individual profitability to AssetMark of each of the Funds under this methodology. Additionally, the Board considered AssetMark’s assessment that, once the Transaction is complete, AssetMark expects to be able to manage the corporate overhead allocation at a lower cost than the current allocation. Because AssetMark allocates the expenses of the firm to the Funds on a pro rata basis for the purpose of reviewing profitability, AssetMark expects the Funds post-Transaction to appear slightly more profitable to AssetMark. The Board also considered
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the fact that the Buyer intends to finance a substantial portion of the Transaction via debt and that the Buyer anticipates that it will be adequate cash flow to service all debt with appropriate cushions, based on projections provided to the Board.

The Board considered each Fund’s overall advisory fee level and how breakpoints may affect AssetMark’s profitability. The Trustees considered AssetMark’s expense limitation agreement to waive advisory fees received from the Funds and/or pay Fund expenses to the extent necessary to reflect: (a) potential economies of scale; and (b) reductions in fees that may occur as a result of certain contractual breakpoints in the fees paid by AssetMark to sub-advisors under the relevant sub-advisory agreements. The Trustees concluded that AssetMark’s cost structure was reasonable and that AssetMark is sharing and would continue to share potential economies of scale with each Fund and its shareholders to their benefit.

Conclusion

Based on its evaluation of the relevant factors during both the Annual Contract Renewal and the April Meeting, the Board—including a majority of the independent Trustees—concluded to approve the New Advisory Agreement on behalf of the Funds. The Board also concluded that the approval of the New Advisory Agreement was in the best interests of each Fund and its respective shareholders. No single factor was determinative to the decision of the Trustees.

The New Sub-Advisory Agreements

Materials Reviewed and the Review Process

Assisted by independent legal counsel, the Trustees specifically requested and were furnished with materials for purposes of their review of the New Sub-Advisory Agreements. The materials provided to the Board related to, among other items: (i) the terms and conditions of the New Sub-Advisory Agreements; (ii) the nature, quality, and scope of the services to be provided by the Sub-Advisors, as well as the schedule of fees charged for such services; (iii) each Sub-Advisor’s investment performance compared to an industry peer group as well as other sub-advisor client accounts; (iv) comparative sub-advisory fee information; (v) information regarding each Sub-Advisor’s personnel, operations, financial position, and business operations; (vi) information regarding each Sub-Advisor’s brokerage and compliance practices; and (vii) information regarding each Sub-Advisor’s interactions with the Advisor regarding management of the Funds. In considering each New Sub-Advisory Agreement, the Board followed substantially the same process and considered substantially the same factors as it considered during the December 18, 2012 approval of the Current Sub-Advisory Agreement with River Road as well as during the Annual Contract Renewal, noting that the Buyer and AssetMark do not expect that the Transaction will have an effect on any Sub-Advisor.

Additionally, during the course of the year, the Trustees received information relating to, among other items: (i) the quantitative performance of each Sub-Advisor; (ii) AssetMark’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent, and quality of the services provided by each Sub-Advisor; (iii) AssetMark’s profitability in managing each Fund and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders; and (iv) benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Fund. The Trustees considered and evaluated this information for purposes of determining whether to approve the New Sub-Advisory Agreements.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel to the independent Trustees and counsel to the Trust, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the New Sub-Advisory Agreements. The independent Trustees also discussed the consideration and approval of the New Sub-Advisory Agreements and the proposed Transaction and its possible effect on the Funds with their counsel in executive session, at which no representative of the Buyer, AssetMark, or any Sub-Advisor was present.
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Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Sub-Advisory Agreements. Some of these factors and the Board’s conclusions are set forth below.

Nature, Extent, and Quality of Services Provided

The Trustees considered the nature, extent, and quality of services provided by each Sub-Advisor. The Trustees reviewed information relating to each Sub-Advisor’s investment management process, including (a) the experience, capability, and integrity of the Sub-Advisor’s management, investment professionals, and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures, and systems; and (d) the Sub-Advisor’s brokerage and trading practices.

The Trustees specifically considered the qualifications, experience, and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. In connection with the Annual Contract Renewal, the Trustees considered each Sub-Advisor’s performance record compared to the relevant benchmark(s), with the exception of River Road for which they considered updated performance information at the April Meeting.

The Trustees concluded that the nature, extent, and quality of the services provided by each Sub-Advisor has benefited—and will continue to benefit—each Fund and its shareholders and that these factors supported the Board’s determination to approve each of the New Sub-Advisory Agreements.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees considered, during the Annual Contract Renewal (and, for River Road, during the April Meeting), each Sub-Advisor’s investment performance relative to a benchmark index or indices, including the primary contributors to and detractors from performance. During the April Meeting, the Trustees reviewed updated performance for River Road, with respect to the Opportunistic Equity Fund, which had been provided in advance of the April Meeting.

The Trustees considered that they had, at every regular quarterly meeting of the Board, reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with AssetMark. They concluded that each Sub-Advisor’s performance record indicates that its continued management will benefit the respective Fund(s) and each Fund’s shareholders.

Sub-Advisory Fees, Level of Profits, Economies of Scale, and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors at an arm’s-length basis. The Trustees recalled that, during the Annual Contract Renewal and the initial approval of the Current Sub-Advisory Agreement with River Road, they had considered individual reports prepared with respect to each Sub-Advisor containing comparative information regarding fees. The Trustees had concluded that each Sub-Advisor’s fees were generally similar to the fees charged by each Sub-Advisor to other comparable funds and accounts and that they were fair in light of the relevant Fund’s performance and asset levels.

The Trustees considered the anticipated effect of asset growth on each Fund’s expenses and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the
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Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could be shared with the Funds’ shareholders as assets of those Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Funds by the Sub-Advisors, and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees-including a majority of the independent Trustees-concluded to approve each New Sub-Advisory Agreement. The Board also concluded that the approval of the New Sub-Advisory Agreements was in the best interests of each Fund and its respective shareholders. No single factor was determinative to the decision of the Trustees.

GPS FUNDS II:

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds II (the “Trust”) held on March 28, 2013 (the “Annual Contract Renewal”), the Board considered the renewal of the investment advisory agreement between AssetMark, Inc., formerly, Genworth Financial Wealth Management, Inc. (the “Advisor” or “AssetMark”) and the Trust, on behalf of each series of the Trust (collectively, the “Funds”) (the “Current Advisory Agreement”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) SSgA Funds Management (“SSgA FM”) and AssetMark, on behalf of the GuideMarkSM Global Real Return Fund; (ii) Franklin Advisers (“Franklin”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Fixed Income Fund; and (iii) Loomis, Sayles & Co. (“Loomis Sayles”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Fixed Income Fund. At a regular quarterly meeting held on June 18, 2012, the Board considered and approved the sub-advisory agreements between DoubleLine Capital (“DoubleLine”) and AssetMark, on behalf of the GuideMarkSM Opportunistic Fixed Income Fund (collectively with the SSgA FM, Franklin, and Loomis Sayles investment sub-advisory agreements, the “Current Sub-Advisory Agreements”). Hereinafter, SSgA FM, Franklin, Loomis Sayles, and DoubleLine are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Current Advisory Agreement and Current Sub-Advisory Agreements are collectively referred to herein as the “Current Agreements.”

On April 19, 2013, a special meeting of the Board (the “April Meeting”) was held to discuss an anticipated transaction whereby AqGen Liberty Holdings LLC and certain of its subsidiaries (together, the “Buyer”) were expected to acquire AssetMark (the “Transaction”). The Current Advisory Agreement provided, as it is required to do so by law, that it will terminate in the event of its assignment. The then-anticipated Transaction would result in a change of control of AssetMark and, accordingly, the assignment and automatic termination of the Current Advisory Agreement. Moreover, the Funds’ Current Sub-Advisory Agreements provided that they will automatically terminate upon the termination of the Current Advisory Agreement, which, as noted above, will terminate upon the closing of the Transaction. Therefore, during the April Meeting, the Board met to review and consider a new investment advisory agreement between AssetMark and the Trust, on behalf of the Funds (the “New Advisory Agreement”) and new sub-advisory agreements (the “New Sub-Advisory Agreements”). The New Advisory Agreement and New Sub-Advisory Agreements are collectively referred to herein as the “New Agreements.”

The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Funds’ portfolios. For those Funds, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout
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the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

Prior to approving the New Advisory Agreement, the independent Trustees had requested and had been provided with detailed materials relating to AssetMark, Genworth, the Buyer, and the Transaction in advance of the April Meeting. Additionally, the Board was provided with materials related to, among other items: (i) information describing the nature, extent, and quality of the services that AssetMark provides to the Funds, the fees that AssetMark charges to the Funds for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (ii) information regarding AssetMark’s business and operations, financial position, investment team, and compliance program; (iii) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (iv) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (v) information about the performance of AssetMark’s investment strategies and the effect of their active management services; (vi) information regarding AssetMark’s profitability in managing each Fund; and (vii) other information relevant to the approval of the New Advisory Agreement. The Board also considered information provided to them throughout the course of the year by AssetMark management and the Trust’s CCO at meetings of the Board and information gathered during visits by the independent Trustees to AssetMark’s offices. The independent Trustees had met in executive session with independent counsel prior to and during the April Meeting to discuss the proposed Transaction and its possible effect on the Funds. Additionally, at the April Meeting, representatives of each of AssetMark and the Buyer met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to AssetMark and the Funds. Furthermore, the Trustees were provided with a copy of the proposed form of New Advisory Agreement, along with a representation from AssetMark that the terms and conditions of the New Advisory Agreement are substantially identical to the Current Advisory Agreement. The material factors and conclusions that formed the basis for the Board’s approval of the New Advisory Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust. The independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The New Advisory Agreement

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Advisory Agreement. Some of these factors and conclusions are described below.

Nature, Extent, and Quality of Services Provided

The Board considered the representations made by the Buyer that: (a) neither the Buyer nor AssetMark expect the Transaction to materially impact the business conducted by AssetMark; (b) AssetMark will maintain an independent organizational and operating structure; (c) it is expected that AssetMark’s management team as well as AssetMark’s compliance, fund administration, risk management, and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds will be retained; (d) it is expected that the terms of the agreements between AssetMark
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September 30, 2013

and the Funds will not be materially changed; and (e) there are no anticipated material changes or reductions in the nature, quality, or extent of the services currently provided by AssetMark to the Funds. Additionally, the Board considered that the Buyer represented that it will not require or request that AssetMark make any changes to the current sub-advisors to the funds in connection with the Transaction and that it expects that AssetMark will continue to use the same manager-of-managers approach, under which AssetMark maintains a primary focus on the selection, evaluation, and oversight of the Funds’ various sub-advisors and considered the New Advisory Agreement in the same manner it has since the Funds’ inception, whereby it hires and supervises investment sub-advisors that manage certain Funds’ portfolios (or portions thereof) on a day-to-day basis.

The Trustees considered AssetMark’s capabilities in providing the administrative and compliance services needed to support the management of the Funds and process for managing the Funds’ sub-advisors, which were previously reviewed during the Annual Contract Renewal. The Trustees also considered (a) the experience, capability, and integrity of AssetMark’s management and other personnel; (b) the financial position of AssetMark currently and its anticipated financial position after the Transaction; (c) the quality of AssetMark’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by AssetMark to the Funds; and (e) AssetMark’s supervision of the Funds’ third-party service providers. The Board also considered the role of AssetMark’s senior management and the extent of its involvement with the Funds as well as AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreement, the Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, the Trustees consideredAssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s oversight of any sub-advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year, the Trustees concluded that the nature, extent, and quality of the services to be provided by AssetMark to each Fund are not expected to change and will continue to benefit the Fund and its shareholders following the Transaction.

Investment Performance of the Funds

The Board considered the overall investment performance of the Funds and evaluated the Funds’ performance in the context of the manager-of-managers structure and the special considerations that such a structure requires in connection with the Annual Contract Renewal. Additionally, the Board considered that AssetMark’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds demonstrates that its continued management of the Funds, directly or through sub-advisers, will benefit each Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses

The Board considered a detailed analysis of the Funds’ fees and expenses, including (a) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; and (b) comparisons of each Fund’s expenses to industry averages, expense ratios of sub-advised fund families, income statement data for other investment managers, and fee schedules for the Funds’ sub-advisors. The Board also considered the Buyer’s representation that it does not anticipate causing AssetMark to seek any increases in
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September 30, 2013

advisory, sub-advisory, administration, distribution, transfer agency, or other fee or expense ratios in the Funds as a result of the Transaction. The Trustees also considered AssetMark’s continuing commitment to limit each Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing AssetMark to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by AssetMark to each Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by AssetMark.

Advisor Costs, Level of Profits, Economies of Scale, and Ancillary Benefits

The Board reviewed financial information relating to AssetMark’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing AssetMark’s current and anticipated profitability with respect to its management of the Funds. The Board considered the allocation methods used by AssetMark to allocate expenses to the Funds under its profitability analysis and the individual profitability to AssetMark of each of the Funds under this methodology. Additionally, the Board considered AssetMark’s assessment that, once the Transaction is complete, AssetMark expects to be able to manage the corporate overhead allocation at a lower cost than the current allocation. Because AssetMark allocates the expenses of the firm to the Funds on a pro rata basis for the purpose of reviewing profitability, AssetMark expects the Funds post-Transaction to appear slightly more profitable to AssetMark. The Board also considered the fact that the Buyer intends to finance a substantial portion of the Transaction via debt and that the Buyer anticipates that it will be adequate cash flow to service all debt with appropriate cushions, based on projections provided to the Board.

The Board considered each Fund’s overall advisory fee level and whether new or additional breakpoints may be necessary at this time. In this regard, the Trustees considered AssetMark’s agreement to waive advisory fees received from the Funds and/or pay Fund expenses to the extent necessary to maintain the current expense ratios of the Funds. The Trustees concluded that economies of scale, if any, do not require the implementation of any new or additional breakpoints at this time.

Conclusion

Based on its evaluation of the relevant factors during both the Annual Contract Renewal and the April Meeting, the Board—including a majority of the independent Trustees—concluded to approve the New Advisory Agreement on behalf of the Funds. The Board also concluded that the approval of the New Advisory Agreement was in the best interests of each Fund and its respective shareholders. No single factor was determinative to the decision of the Trustees.

The New Sub-Advisory Agreements

Materials Reviewed and the Review Process

Assisted by independent legal counsel, the Trustees specifically requested and were furnished with materials for purposes of their review of each New Sub-Advisory Agreement. The materials provided to the Board related to, among other items: (i) the terms and conditions of the New Sub-Advisory Agreements along with a representation from AssetMark that the terms and conditions of each New Sub-Advisory Agreement are substantially identical to each Current Sub-Advisory Agreement; (ii) the nature, quality, and scope of the services to be provided by the Sub-Advisors as well as the schedule of fees charged for such services; (iii) information regarding each Sub-Advisor’s business and operations, financial position, investment team, and compliance program; (iv) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (v) information describing each Fund’s performance compared to the Fund’s benchmark(s) and peer group of other investment companies with investment objectives similar to the investment objective of the Fund (with the exception of DoubleLine, for which the Board reviewed and considered information describing each applicable Fund’s performance
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compared to an appropriate benchmark, which had been provided in advance of the April Meeting); (vi) information regarding Sub-Advisor profitability in managing the Sub-Advised Funds; and (vii) other information relevant to the approval of the New Sub-Advisory Agreements.

Additionally, during the course of the year, the Trustees received information relating to, among other items: (i) the quantitative performance of each Sub-Advisor; (ii) AssetMark’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent, and quality of the services provided by each Sub-Advisor; (iii) each Sub-Advisor’s profitability in managing each Fund and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders; and (iv) benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Fund. The Trustees considered and evaluated this information for purposes of determining whether to approve the New Sub-Advisory Agreements.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel to the independent Trustees and counsel to the Trust, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the New Sub-Advisory Agreements. The independent Trustees also discussed the consideration and approval of the New Sub-Advisory Agreements and the proposed Transaction and its possible effect on the Sub-Advised Funds with their counsel in executive session, at which no representative of the Buyer, AssetMark, or any Sub-Advisor was present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Sub-Advisory Agreements. Some of these factors and the Board’s conclusions are set forth below.

Nature, Extent, and Quality of Services Provided

The Trustees considered the nature, quality, and extent of services that the Sub-Advisors currently provide to the Sub-Advised Funds. The Trustees reviewed information relating to each Sub-Advisor’s investment management process, including: (a) the experience, capability, and integrity of the Sub-Advisor’s management, investment professionals, and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures, and systems; and (d) the Sub-Advisor’s brokerage and trading practices.

The Trustees specifically considered the qualifications, experience, and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise with its particular asset class. The Trustees considered each Sub-Advisor’s performance record to the relevant benchmark(s).

Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality, and extent of the sub-advisory services to be provided by each Sub-Advisor, as well as each Sub-Advisor’s ability to render such services based on its experience, organization, and resources, were appropriate for each Fund in light of the Fund’s investment objective, policies, and strategies and that no diminution of such services is expected to result from the Transaction. The Trustees also considered that the Transaction would not result in any changes to such services.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees noted that they had considered, as a part of the Annual Contract Renewal (or, for DoubleLine, at the April Meeting), each Sub-Advisor’s investment performance relative to a benchmark index or indices and had found such performance to be
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September 30, 2013

satisfactory. The Trustees considered that they had, at every regular quarterly meeting of the Board, reviewed Fund performance, including the primary contributors to and detractors from performance, with AssetMark. They concluded that each Sub-Advisor’s performance record indicates that its continued management will benefit the Sub-Advised Funds and their shareholders, including following the Transaction.

Sub-Advisory Fees, Economies of Scale, Profitability, and Ancillary Benefits

With respect to each Sub-Advisor, the Trustees considered the fee paid by AssetMark to each Sub-Advisor. The Trustees also considered individual reports prepared with regard to each Sub-Advisor containing comparative information regarding fees. The Trustees concluded that each Sub-Advisor’s fees were generally similar to the fees charged by each Sub-Advisor to other comparable funds and accounts and such fees were fair in light of Fund performance and asset levels. The Trustees considered that breakpoints in certain of the Sub-Advisory Agreements’ fee schedules represented potential economies of scale that could be shared with the Sub-Advised Funds’ shareholders.

The Trustees also considered fall-out or ancillary benefits that may potentially accrue to a Sub-Advisor or its affiliates in the future because of its relationship with a Fund. The Trustees concluded that the benefits that might accrue to any Sub-Advisor or its affiliates were reasonable and that such benefits will not be increased following the Transaction.

Conclusion

Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees-including a majority of the independent Trustees-concluded to approve the New Sub-Advisory Agreements on behalf of the Sub-Advised Funds. The Board also concluded that the approval of the New Sub-Advisory Agreements was in the best interests of each Sub-Advised Fund and its respective shareholders. No single factor was determinative to the decision of the Trustees.

The New Altegris Sub-Advisory Agreement

At the meeting of the Board of the Trust held on March 8, 2012 (the “Initial Approval”), the Board approved a sub-advisory agreement (the “Current Altegris Agreement”) between Altegris Advisors, LLC (“Altegris”) and AssetMark on behalf of the GuidePathSM Multi-Strategy Alternative Allocation Fund (the “Altegris Fund”). As noted above, the April Meeting was held to discuss the Transaction. The Current Advisory Agreement provided, as it is required to do so by law, that it will terminate in the event of its assignment: the then-anticipated Transaction would result in a change of control of AssetMark and, accordingly, the assignment and automatic termination of the Current Advisory Agreement. Moreover, the Current Altegris Agreement provided that it will automatically terminate upon the termination of the Current Advisory Agreement, which will terminate upon the closing of the Transaction, because Altegris would also be undergoing a change in control as a result of the Transaction.

Pursuant to an exemptive order issued by the SEC, AssetMark is able to hire, terminate, and replace unaffiliated sub-advisors with the approval of the Board and without obtaining shareholder approval. Because of this exemptive order, shareholder approval is required for a new agreement between AssetMark and Altegris (the “New Altegris Agreement”), which is an affiliated Sub-Advisor of the Altegris Fund. Therefore, during the April Meeting, the Board met to review and consider the New Altegris Agreement.

The Altegris Fund is managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Fund’s portfolio. Under this structure, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.
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September 30, 2013

In considering the New Altegris Agreement, the Board followed substantially the same process and considered substantially the same factors as it considered during its review of the Current Altegris Agreement. Prior to considering the approval of the New Altegris Agreement, the Trustees requested, received, and reviewed information relevant to their consideration of the New Altegris Agreement from AssetMark, the Buyer and the other parties to the Transaction, and counsel that were provided in advance of the April Meeting.

The Board—including a majority of the independent Trustees—determined to approve the New Altegris Agreement. The material factors considered and the conclusions that formed the basis of the Board’s approval of the New Altegris Agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. The Trustees also received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees. The determination to approve the New Altegris Agreement was based on a comprehensive evaluation of all the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to approval of the New Altegris Agreement.

Prior to approving the New Altegris Agreement, the independent Trustees had requested and had been provided with detailed materials relating to Altegris, AssetMark, Genworth, the Buyer, and the Transaction in advance of the April Meeting. Additionally, the Board was provided with materials related to, among other items: (i) information describing the nature, extent, and quality of the services that Altegris provides to the Fund; (ii) information regarding Altegris’ business and operations, financial position, investment team, and compliance program; (iii) information describing the Altegris Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (iv) information describing the Altegris Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (v) information regarding Altegris’ profitability in managing the Fund; and (vi) other information relevant to the approval of the New Advisory Agreement. Furthermore, the Trustees were provided with a copy of the proposed form of New Altegris Agreement, along with a representation from AssetMark that the terms and conditions of the New Altegris Agreement are substantially identical to the Current Altegris Agreement.

The independent Trustees had met in executive session with independent counsel prior to and during the April Meeting to discuss the proposed Transaction and its possible effect on the Fund. Additionally, at the April Meeting, representatives of each of AssetMark, Altegris, and the Buyer met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to AssetMark and the Fund. The material factors and conclusions that formed the basis for the Board’s approval of the New Altegris Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust. The independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Altegris Agreement and the weight to be given to each factor. The conclusions reached by the independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Altegris Agreement.
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September 30, 2013

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Altegris Agreement. Some of these factors and the Board’s conclusions are set forth below.

Nature, Extent, and Quality of Services Provided

The Trustees considered the nature, quality, and extent of services that Altegris provided to the Altegris Fund and representations from the Buyer, AssetMark, and Altegris that they did not anticipate that the Transaction would result in any changes to such services. In that regard, the Trustees considered, among other things: (a) the specific investment process employed by Altegris in managing the Altegris Fund; (b) the qualifications of Altegris’ portfolio management team with regard to implementing the Altegris Fund’s investment mandate; (c) Altegris’ performance record as compared to a relevant benchmark; and (d) Altegris’ organization, personnel, and operations.

Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality, and extent of the sub-advisory services to be provided by Altegris (as well as Altegris’ ability to render such services based on its experience, organization, and resources) were appropriate for the Altegris Fund in light of the Altegris Fund’s investment objective, policies, and strategies and that no diminution of such services is expected to result from the Transaction.

Sub-Advisory Fees, Economies of Scale, and Profitability

The Trustees considered that AssetMark would not compensate Altegris for the services it rendered to the Altegris Fund, and the Trustees noted that since Altegris would not be compensated that it also would not experience any economies of scale or profits.

The Trustees also considered “fall-out” or ancillary benefits that may potentially accrue to a sub-advisor or its affiliates in the future because of its relationship with the Altegris Fund. The Trustees concluded that the benefits that might accrue to Altegris or its affiliates were reasonable and that such benefits will not be increased following the Transaction.

Investment Performance

The Trustees noted that the Altegris Fund was established during the second part of 2012 and that more time is necessary to evaluate Altegris’ performance in implementing the investment strategies of the Altegris Fund. Accordingly, the Trustees did not deem the investment performance of the Altegris Fund to be material factor in evaluating the New Altegris Fund. However, the Trustees also noted that in connection with the Initial Approval they considered Altegris’ historical performance record in managing other funds with investment strategies similar to those of the Altegris Fund, and the Trustees also considered Altegris’ historical performance records compared to a relevant benchmark. The Trustees concluded that, in light of the fact that the Transaction is not expected to impact the manner in which Altegris provides its services to the Altegris Fund, the historical performance record for Altegris, viewed together with the other relevant factors, continues to support a decision to approve the New Altegris Agreement.

Conclusion

Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees—including a majority of the independent Trustees—concluded to approve the New Altegris Agreement on behalf of the Altegris Fund. The Board also concluded that the approval of the New Altegris Agreement was in the best interests of the Altegris Fund and its shareholders. No single factor was determinative to the decision of the Trustees.
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GuideMarkSM Funds
GuidePathSM Funds

GuideMarkSM Funds & GuidePathSM Funds
GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Global Real Return Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Diversified Alternatives Allocation Fund
Investment Advisor
AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, CA 94520
Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600	This document must be
preceded or accompanied by a
free prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other
important information about
the Fund. Please read the
prospectus carefully before you
invest or send money.
Philadelphia, PA 19103
Independent Registered Public Accounting Firm
KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Custodians
U.S. Bank, N.A.	BNY Mellon Asset Servicing
1555 North RiverCenter Drive, Suite 302	One Wall Street
Milwaukee, WI 53212	New York, NY 10286
Distributor
Capital Brokerage Corporation	Semi-Annual Report
6620 West Broad Street Building 2
Richmond, VA 23230
Member FINRA	September 30, 2013

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds I

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/02/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/02/2013

By (Signature and Title)	/s/ Starr E. Frohlich
Starr E. Frohlich, Principal Financial Officer/Treasurer

Date	12/02/2013